As filed with the Securities and Exchange Commission on November 2, 2000

Securities Act File No. 33-55576
Investment Company Act File No. 811-4375

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. Post-Effective Amendment No. 10 and/or	[ ] [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 215 (Check appropriate box or boxes)	[X]

Merrill Lynch Michigan Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust (Exact Name of Registrant as Specified in Charter)
800 Scudders Mill Road Plainsboro, New Jersey 08536 (Address of Principal Executive Offices) (609) 282-2800 (Registrant’s Telephone Number, including Area Code)

Terry K. Glenn
Merrill Lynch Multi-State Municipal Series Trust
800 Scudders Mill Road, Plainsboro, New Jersey 08536
Mailing Address:
P.O. Box 9011, Princeton, New Jersey 08543-9011
(Name and Address of Agent for Service)

Copies to:
Counsel for the Trust BROWN & WOOD LLP One World Trade Center New York, New York 10048-0557 Attention: Thomas R. Smith, Jr., Esq. Brian M. Kaplowitz, Esq.	Michael J. Hennewinkel, Esq. FUND ASSET MANAGEMENT P.O. Box 9011 Princeton, New Jersey 08543-9011

It is proposed that this filing will become effective (check appropriate box):
	| |	immediately upon filing pursuant to paragraph (b)
	|X|	on November 13, 2000 pursuant to paragraph (b)
	| |	60 days after filing pursuant to paragraph (a)(1)
	| |	on (date) pursuant to paragraph (a)(1)
	| |	75 days after filing pursuant to paragraph (a)(2)
	| |	on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
	| |	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest, par value $.10 per share.

Prospectus

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch Michigan Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust

November 13, 2000

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

PAGE
[ICON]	KEY FACTS
	Merrill Lynch Michigan Municipal Bond Fund at a Glance Risk/Return Bar Chart Fees and Expenses	3 5 6

[ICON]	DETAILS ABOUT THE FUND
	How the Fund Invests Investment Risks	8 9

[ICON]	YOUR ACCOUNT
	Merrill Lynch Select PricingSM System How to Buy, Sell, Transfer and Exchange Shares Participation in Fee-Based Programs	14 20 24

[ICON]	MANAGEMENT OF THE FUND
	Fund Asset Management Financial Highlights	27 28

[ICON]	FOR MORE INFORMATION
	Shareholder Reports Statement of Additional Information	Back Cover Back Cover

MERRILL LYNCH MICHIGAN MUNICIPAL BOND FUND

Key Facts [ICON]

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined highlighted terms in this prospectus in the sidebar.

Investment Grade — any of the four highest debt obligation ratings by recognized rating agencies, including Moody’s Investors Service, Inc., Standard & Poor’s or Fitch, Inc.

Michigan Municipal Bond — a debt obligation issued by or on behalf of a governmental entity in Michigan or other qualifying issuer that pays interest exempt from Michigan income taxes as well as from Federal income tax.

MERRILL LYNCH MICHIGAN MUNICIPAL BOND FUND AT A GLANCE

What is the Fund’s investment objective?

The investment objective of the Fund is to provide shareholders with income exempt from Federal and Michigan income taxes.

What are the Fund’s main investment strategies?

The Fund invests primarily in a portfolio of long term investment grade Michigan municipal bonds. These may be obligations of a variety of issuers including governmental entities in Michigan and issuers located in Puerto Rico, the U.S. Virgin Islands and Guam. The Fund will invest at least 65% of its assets in Michigan municipal bonds and at least 80% of its total assets in Michigan municipal bonds and other bonds that pay interest exempt from Federal income tax but not Michigan income tax. The Fund may invest up to 20% of its assets in high yield bonds (also known as “junk” bonds); however, the Fund will not invest in bonds that are in default or that Fund management believes will be in default. The Fund also may invest in certain types of derivative securities. When choosing investments, Fund management considers various factors, including the credit quality of issuers, yield analysis, maturity analysis and the call features of the obligations. Under normal conditions, the Fund’s weighted average maturity will be more than ten years. The Fund cannot guarantee that it will achieve its objective.

What are the main risks of investing in the Fund?

As with any fund, the value of the Fund’s investments — and therefore the value of Fund shares — may fluctuate. These changes may occur in response to interest rate changes or other developments that may affect the municipal bond market generally or a particular issuer or obligation. Generally, when interest rates go up, the value of debt instruments like municipal bonds goes down. Also, Fund management may select securities that underperform the bond market or other funds with similar investment objectives and investment strategies. If the value of the Fund’s investments goes down, you may lose money. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.

The Fund is a non-diversified fund, which means that it may invest more of its assets in obligations of a single issuer than if it were a diversified fund. For this reason, developments affecting an individual issuer may have a greater impact on the Fund’s performance. In addition, since the Fund invests at least 65% of its assets in Michigan municipal bonds, it is more exposed to negative political or economic factors in Michigan than a fund that invests more widely. Derivatives and high yield bonds may be volatile and subject to liquidity, leverage and credit risks.

MERRILL LYNCH MICHIGAN MUNICIPAL BOND FUND	3

[ICON] Key Facts

Who should invest?

The Fund may be an appropriate investment for you if you:

•	Are looking for income that is exempt from Federal and Michigan income taxes
•	Want a professionally managed portfolio without the administrative burdens of direct investments in municipal bonds
•	Are looking for liquidity
•	Can tolerate the risk of loss caused by negative political or economic developments in Michigan, changes in interest rates or adverse changes in the price of bonds in general

4	MERRILL LYNCH MICHIGAN MUNICIPAL BOND FUND

RISK/RETURN BAR CHART

The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance for Class B shares for each complete calendar year since the Fund’s inception. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Fund’s shares for the periods shown with those of the Lehman Brothers Municipal Bond Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 7.63% (quarter ended March 31, 1995) and the lowest return for a quarter was -7.07% (quarter ended March 31, 1994). The Fund’s year-to-date return as of September 30, 2000 was 6.51%.

Average Annual Total Returns (as of the calendar year ended December 31, 1999)		Past One Year	Past Five Years	Since Inception

Merrill Lynch Michigan Municipal Bond Fund*	A	(9.89)%	4.39%	3.57	%†
Lehman Brothers Municipal Bond Index**		(2.06)%	6.91%	5.73	%††

Merrill Lynch Michigan Municipal Bond Fund*	B	(10.18)%	4.72%	3.65	%†
Lehman Brothers Municipal Bond Index**		(2.06)%	6.91%	5.73	%††

Merrill Lynch Michigan Municipal Bond Fund*	C	(7.60)%	4.61%	4.20	%#
Lehman Brothers Municipal Bond Index**		(2.06)%	6.91%	6.75	%##

Merrill Lynch Michigan Municipal Bond Fund*	D	(9.89)%	4.29%	3.92	%#
Lehman Brothers Municipal Bond Index**		(2.06)%	6.91%	6.75	%##

*	Includes sales charge.
**	This unmanaged Index consists of long term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. Past performance is not predictive of future performance.
†	Inception date is January 29, 1993.
††	Since January 31, 1993.
#	Inception date is October 21, 1994.
##	Since October 31, 1994.

MERRILL LYNCH MICHIGAN MUNICIPAL BOND FUND	5

[ICON] Key Facts

UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses, which the Fund may charge:

Expenses paid directly by the shareholder:
Shareholder Fees — these include sales charges which you may pay when you buy or sell shares of the Fund.

Expenses paid indirectly by the shareholder:
Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Management Fee — a fee paid to the Manager for managing the Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating Financial Consultants and other financial intermediaries, advertising and promotion.

Service (Account Maintenance) Fees — fees used to compensate securities dealers and other financial intermediaries for account maintenance activities.

FEES AND EXPENSES

The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your Merrill Lynch Financial Consultant can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly from your investment)(a):	Class A		Class B(b)		Class C		Class D

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	4.00%	(c)	None		None		4.00%	(c)

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	(d)	4.0%	(c)	1.0%	(c)	None	(d)

Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None		None		None		None

Redemption Fee	None		None		None		None

Exchange Fee	None		None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Management Fee(e)	0.55%		0.55%		0.55%		0.55%

Distribution and/or Service (12b-1) Fees(f)	None		0.50%		0.60%		0.10%

Other Expenses (including transfer agency fees)(g) 	0.24%		0.25%		0.25%		0.25%

Total Annual Fund Operating Expenses	0.79%		1.30%		1.40%		0.90%

(a)	In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or redeems shares. See “How to Buy, Sell, Transfer and Exchange Shares.”
(b)	Class B shares automatically convert to Class D shares about ten years after you buy them and will no longer be subject to distribution fees and will pay lower account maintenance fees.
(c)	Some investors may qualify for reductions in the sales charge (load).
(d)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.
(e)	The Fund pays the Manager a fee at the annual rate of 0.55% of the average daily net assets of the Fund for the first $500 million; 0.525% of the average daily net assets from $500 million to $1 billion; and 0.50% of the average daily net assets above $1 billion.
(f)	The Fund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials. If you hold Class B or Class C shares over time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other charges.
(g)	The Fund pays the Transfer Agent $11.00 for each Class A and Class D shareholder account and $14.00 for each Class B and Class C shareholder account and reimburses the Transfer Agent’s out-of-pocket expenses. The Fund pays a 0.10% fee for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor program. The Fund also pays a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year. For the fiscal year ended July 31, 2000, the Fund paid the Transfer Agent fees totaling $28,041. The Manager provides accounting services to the Fund at its cost. For the fiscal year ended July 31, 2000, the Fund reimbursed the Manager $17,838 for these services.

6	MERRILL LYNCH MICHIGAN MUNICIPAL BOND FUND

Examples:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:


	1 Year	3 Years	5 Years	10 Years

Class A	$477	$642	$821	$1,339

Class B	$532	$612	$713	$1,568

Class C	$243	$443	$766	$1,680

Class D	$488	$676	$879	$1,464

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:


	1 Year	3 Years	5 Years	10 Years

Class A	$477	$642	$821	$1,339

Class B	$132	$412	$713	$1,568

Class C	$143	$443	$766	$1,680

Class D	$488	$676	$879	$1,464


MERRILL LYNCH MICHIGAN MUNICIPAL BOND FUND	7

Details About the Fund [ICON]

ABOUT THE PORTFOLIO MANAGER

Fred K. Stuebe is the portfolio manager and Vice President of the Fund and has been a Portfolio Manager of Merrill Lynch Investment Managers since 1995 and a Vice President thereof since 1989.

ABOUT THE MANAGER

The Fund is managed by Fund Asset Management.

HOW THE FUND INVESTS

The Fund’s main objective is to seek income that is exempt from Federal and Michigan income taxes. The Fund invests primarily in long term, investment grade Michigan municipal bonds. These may be obligations of a variety of issuers including governmental entities or other qualifying issuers. Issuers may be located in Michigan or in other qualifying jurisdictions such as Puerto Rico, the U.S. Virgin Islands and Guam.

The Fund may invest in either fixed rate or variable rate obligations. At least 80% of the Fund’s total assets will be invested in investment grade securities. The Fund may invest up to 20% of its total assets in high yield (“junk”) bonds. These bonds are generally more speculative and involve greater price fluctuations than investment grade securities.

The Fund will invest at least 80% of its total assets in obligations that pay interest exempt from Federal income tax and at least 65% of its total assets in Michigan municipal bonds. Under normal conditions, the Fund’s weighted average maturity will be more than ten years. For temporary periods, however, the Fund may invest up to 35% of its total assets in short term tax exempt or taxable money market obligations, although the Fund will not generally invest more than 20% of its net assets in taxable money market obligations. As a temporary measure for defensive purposes, the Fund may invest without limitation in short term tax-exempt or taxable money market obligations. These short term investments may limit the potential for the Fund to achieve its objective.

The Fund may use derivatives including futures, options, indexed securities and inverse securities. Derivatives are financial instruments whose value is derived from another security or an index such as the Lehman Brothers Municipal Bond Index.

The Fund’s investments may include private activity bonds that may subject certain shareholders to a Federal alternative minimum tax.

Michigan’s economy is influenced by numerous factors, including developments in automobile production, especially consolidation and plant closings resulting from competitive pressures and overcapacity. The Manager believes that current economic conditions in Michigan will enable the Fund to continue to invest in high quality Michigan municipal bonds.

8	MERRILL LYNCH MICHIGAN MUNICIPAL BOND FUND

Fund management considers a variety of factors when choosing investments, such as:

•	Credit Quality Of Issuers — based on bond ratings and other factors including economic and financial conditions.
•	Yield Analysis — takes into account factors such as the different yields available on different types of obligations and the shape of the yield curve (longer term obligations typically have higher yields).
•	Maturity Analysis — the weighted average maturity of the portfolio will be maintained within a desirable range as determined from time to time. Factors considered include portfolio activity, maturity of the supply of available bonds and the shape of the yield curve.

In addition, Fund management considers the availability of features that protect against an early call of a bond by the issuer.

INVESTMENT RISKS

This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund’s performance will be positive for any period of time.

Bond Market And Selection Risk — Bond market risk is the risk that the bond market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the market or other funds with similar investment objectives and investment strategies.

Credit Risk — Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Interest Rate Risk — Interest rate risk is the risk that prices of municipal bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.

MERRILL LYNCH MICHIGAN MUNICIPAL BOND FUND	9

[ICON] Details About the Fund

State Specific Risk — The Fund will invest primarily in Michigan municipal bonds. As a result, the Fund is more exposed to risks affecting issuers of Michigan municipal bonds than is a municipal bond fund that invests more widely.

Michigan’s economy is closely tied to the economic cycles of the automobile industry. Current increased automobile production and an increasingly diversified economy have led to an unemployment rate that, for the last five years, has been below the national average. Michigan has reported balanced budgets and year-end General Fund surpluses for six of the last seven years. Moody’s, Standard & Poor’s, and Fitch’s currently rate the State of Michigan’s general obligation bonds Aaa, AAA, and AA+, respectively.

Call And Redemption Risk — A bond’s issuer may call a bond for redemption before it matures. If this happens to a bond the Fund holds, the Fund may lose income and may have to invest the proceeds in bonds with lower yields.

Borrowing And Leverage — The Fund may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Certain securities that the Fund buys may create leverage including, for example, when issued securities, forward commitments and options.

Risks associated with certain types of obligations in which the Fund may invest include:

General Obligation Bonds — The faith, credit and taxing power of the issuer of a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds — Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities. Industrial development bonds are one type of revenue bond.

Industrial Development Bonds — Municipalities and other public authorities issue industrial development bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays

10	MERRILL LYNCH MICHIGAN MUNICIPAL BOND FUND

the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment.

Moral Obligation Bonds — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes — Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

Municipal Lease Obligations — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.

Insured Municipal Bonds — Bonds purchased by the Fund may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insured bonds are subject to market risk.

Junk Bonds — Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. The Fund does not intend to purchase debt securities that are in default or which Fund management believes will be in default. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities.

MERRILL LYNCH MICHIGAN MUNICIPAL BOND FUND	11

[ICON] Details About the Fund

When Issued Securities, Delayed Delivery Securities And Forward Commitments — When issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund. There also is the risk that the security will not be issued or that the other party will not meet its obligation, in which case the Fund loses the investment opportunity of the assets it has set aside to pay for the security and any gain in the security’s price.

Variable Rate Demand Obligations — Variable rate demand obligations (VRDOs) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

Illiquid Securities — The Fund may invest up to 15% of its assets in illiquid securities that it cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale. If the Fund buys illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value.

Derivatives — The Fund may use derivative instruments including indexed and inverse securities, options on portfolio positions, options on securities or other financial indices, financial futures and options on such futures. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.

Derivatives are volatile and involve significant risks, including:

•	Credit Risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.
•	Leverage Risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
•	Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

12	MERRILL LYNCH MICHIGAN MUNICIPAL BOND FUND

The Fund may use derivatives for hedging purposes including anticipatory hedges. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Indexed And Inverse Floating Rate Securities — The Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund may also invest in securities whose return is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when short term interest rates increase and increase when short term interest rates decrease. Investments in inverse floaters may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate, tax exempt securities. Indexed securities and inverse floaters are derivative securities and can be considered speculative.

STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

MERRILL LYNCH MICHIGAN MUNICIPAL BOND FUND	13

Your Account [ICON]

MERRILL LYNCH SELECT PRICINGSM SYSTEM

The Fund offers four share classes, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares you should consider the size of your investment and how long you plan to hold your shares. Your Merrill Lynch Financial Consultant can help you determine which share class is best suited to your personal financial goals.

For example, if you select Class A or D shares, you generally pay a sales charge at the time of purchase. If you buy Class D shares, you also pay an ongoing account maintenance fee of 0.10%. You may be eligible for a sales charge reduction or waiver.

Certain financial intermediaries may charge additional fees in connection with transactions in Fund shares. The Manager, the Distributor or their affiliates may make payments out of their own resources to selected securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.

If you select Class B or C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.25% on Class B shares or 0.35% on Class C shares and an account maintenance fee of 0.25% on both classes. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. In addition, you may be subject to a deferred sales charge when you sell Class B or C shares.

The Fund’s shares are distributed by FAM Distributors, Inc., an affiliate of Merrill Lynch. The Fund is a series of the Merrill Lynch Multi-State Municipal Series Trust.

14	MERRILL LYNCH MICHIGAN MUNICIPAL BOND FUND

The table below summarizes key features of the Merrill Lynch Select PricingSM System.

	Class A	Class B	Class C	Class D

Availability

Limited to certain
investors including:
• Current Class A
   shareholders
• Participants in
   certain Merrill    Lynch-sponsored
   programs
• Certain affiliates of    Merrill Lynch,    selected securities
   dealers and
   other financial
   intermediaries.

		Generally available through Merrill Lynch. Limited availability through selected securities dealers and other financial intermediaries.	Generally available through Merrill Lynch. Limited availability through selected securities dealers and other financial intermediaries.	Generally available through Merrill Lynch. Limited availability through selected securities dealers and other financial intermediaries.

Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges available for larger investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	Yes. Payable at time of purchase. Lower sales charges available for larger investments.

Deferred Sales Charge?	No. (May be charged for purchases over $1 million that are redeemed within one year.)	Yes. Payable if you redeem within four years of purchase.	Yes. Payable if you redeem within one year of purchase.	No. (May be charged for purchases over $1 million that are redeemed within one year.)

Account Maintenance and Distribution Fees?	No.	0.25% Account Maintenance Fee 0.25% Distribution Fee.	0.25% Account Maintenance Fee 0.35% Distribution Fee.	0.10% Account Maintenance Fee No Distribution Fee.

Conversion to Class D shares?	No.	Yes, automatically after approximately ten years.	No.	No.

MERRILL LYNCH MICHIGAN MUNICIPAL BOND FUND	15

[ICON] Your Account

Right of Accumulation — permits you to pay the sales charge that would apply to the cost or value (whichever is higher) of all shares you own in the Merrill Lynch mutual funds that offer Select PricingSM options.

Letter of Intent — permits you to pay the sales charge that would be applicable if you add up all shares of Merrill Lynch Select PricingSM System funds that you agree to buy within a 13 month period. Certain restrictions apply.

Class A and Class D Shares — Initial Sales Charge Options

If you select Class A or Class D shares, you will pay a sales charge at the time of purchase.

Your Investment	As a % of Offering Price	As a % of Your Investment*	Dealer Compensation as a % of Offering Price

Less than $25,000	4.00%	4.17%	3.75%

$25,000 but less than $50,000	3.75%	3.90%	3.50%

$50,000 but less than $100,000	3.25%	3.36%	3.00%

$100,000 but less than $250,000	2.50%	2.56%	2.25%

$250,000 but less than $1,000,000	1.50%	1.52%	1.25%

$1,000,000 and over**	0.00%	0.00%	0.00%

*	Rounded to the nearest one-hundredth percent.
**	If you invest $1,000,000 or more in Class A or Class D shares, you may not pay an initial sales charge. In that case, the Manager compensates the selling dealer or other financial intermediary from its own funds. However, if you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds.

No initial sales charge applies to Class A or Class D shares that you buy through reinvestment of dividends.

A reduced or waived sales charge on a purchase of Class A or Class D shares may apply for:

•	Purchases under a Right of Accumulation or Letter of Intent
•	TMASM Managed Trusts
•	Certain Merrill Lynch investment or central asset accounts
•	Purchases using proceeds from the sale of certain Merrill Lynch closed-end funds under certain circumstances
•	Certain investors, including directors or trustees of Merrill Lynch mutual funds and Merrill Lynch employees

16	MERRILL LYNCH MICHIGAN MUNICIPAL BOND FUND

•	Certain fee-based programs of Merrill Lynch and other financial intermediaries that have agreements with the Distributor or its affiliates

Only certain investors are eligible to buy Class A shares. Your Merrill Lynch Financial Consultant can help you determine whether you are eligible to buy Class A shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class A and Class D shares, you should buy Class A since Class D shares are subject to a 0.10% account maintenance fee, while Class A shares are not.

If you redeem Class A or Class D shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this “Reinstatement Privilege” may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your Merrill Lynch Financial Consultant, selected securities dealer, other financial intermediary or the Fund’s Transfer Agent at
1-800-MER-FUND.

Class B and Class C Shares — Deferred Sales Charge Options

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within four years after purchase, or your Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.25% for Class B shares and 0.35% for Class C shares and account maintenance fees of 0.25% for Class B and Class C shares each year under distribution plans that the Fund has adopted under Rule 12b-1. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the Merrill Lynch Financial Consultant, selected securities dealer or other financial intermediary who assists you in purchasing Fund shares.

MERRILL LYNCH MICHIGAN MUNICIPAL BOND FUND	17

[ICON] Your Account

Class B Shares

If you redeem Class B shares within four years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

Year Since Purchase	Sales Charge*
0-1	4.00%
1-2	3.00%
2-3	2.00%
3-4	1.00%
4 and thereafter	0.00%
*	The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. Not all Merrill Lynch funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the higher charge will apply.

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:

•	Redemption in connection with participation in certain fee-based programs of Merrill Lynch or other financial intermediaries that have agreements with the Distributor or its affiliates
•	Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year of death or disability or, if later, reasonably promptly following completion of probate, or in connection with involuntary termination of an account in which Fund shares are held
•	Withdrawal through the Merrill Lynch Systematic Withdrawal Plan of up to 10% per year of your Class B account value at the time the plan is established

Your Class B shares convert automatically into Class D shares approximately ten years after purchase. Any Class B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Class D

18	MERRILL LYNCH MICHIGAN MUNICIPAL BOND FUND

shares are subject to lower annual expenses than Class B shares. The conversion of Class B to Class D shares is not a taxable event for Federal income tax purposes.

Different conversion schedules apply to Class B shares of different Merrill Lynch mutual funds. For example, Class B shares of a fixed-income fund typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Class B shares in an exchange from another fund with a shorter conversion schedule, the Fund’s ten year conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a shorter conversion schedule, the other fund’s conversion schedule will apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Class C Shares

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends. The deferred sales charge relating to Class C shares may be reduced or waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan.

Class C shares do not offer a conversion privilege.

MERRILL LYNCH MICHIGAN MUNICIPAL BOND FUND	19

[ICON] Your Account

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES

The chart on the following pages summarizes how to buy, sell, transfer and exchange shares through Merrill Lynch, a selected securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy shares through the Transfer Agent. To learn more about buying, selling, transferring and exchanging shares through the Transfer Agent, call 1-800-MER-FUND. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Consultant may help you with this decision.

Because of the high costs of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

20	MERRILL LYNCH MICHIGAN MUNICIPAL BOND FUND

If You Want to	Your Choices	Information Important for You to Know

Buy Shares	First, select the share class appropriate for you	Refer to the Merrill Lynch Select Pricing table on page 15. Be sure to read this prospectus carefully.

Next, determine the amount of your investment	The minimum initial investment for the Fund is $1,000 for all accounts except that certain Merrill Lynch fee-based programs have a $250 initial minimum investment.

(The minimums for initial investments may be waived under certain circumstances.)

	Have your Merrill Lynch Financial Consultant, selected securities dealer or other financial intermediary submit your purchase order	The price of your shares is based on the next calculation of net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Selected securities dealers or other financial intermediaries, including Merrill Lynch, may charge a processing fee to confirm a purchase. Merrill Lynch currently charges a fee of $5.35.

Or contact the Transfer Agent	To purchase shares directly, call the Transfer Agent at
1-800-MER-FUND and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this Prospectus.

Add to Your Investment	Purchase additional shares

The minimum investment for additional purchases is generally $50 except that certain programs, such as automatic investment plans, may have higher minimums.

 (The minimum for additional purchases may be waived under certain circumstances.)

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested without a sales charge.

	Participate in the automatic investment plan	You may invest a specific amount on a periodic basis through certain Merrill Lynch investment or central asset accounts.

Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary

You may transfer your Fund shares only to another securities dealer that has entered into an agreement with Merrill Lynch. Certain shareholder services may not be available for the transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.

	Transfer to a non-participating securities dealer or other financial intermediary	You must either: • Transfer your shares to an account with the Transfer Agent; or • Sell your shares, paying any applicable deferred sales charge.

MERRILL LYNCH MICHIGAN MUNICIPAL BOND FUND	21

[ICON] Your Account

If You Want to	Your Choices	Information Important for You to Know

Sell Your Shares	Have your Merrill Lynch Financial Consultant, selected securities dealer or other financial intermediary submit your sales order

The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your dealer or other financial intermediary prior to that day’s close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Securities dealers or other financial intermediaries, including Merrill Lynch, may charge a fee to process a redemption of shares. Merrill Lynch currently charges a fee of $5.35. No processing fee is charged if you redeem shares directly through the Transfer Agent.

The Fund may reject an order to sell shares under certain circumstances.

Sell through the Transfer Agent

You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must sign the letter. A signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days.

You may also sell shares held at the Transfer Agent by telephone request if the amount being sold is less than $50,000 and if certain other conditions are met. Contact the Transfer Agent at 1-800-MER-FUND for details.

Sell Shares Systematically	Participate in the Fund’s Systematic Withdrawal Plan

You can choose to receive systematic payments from your Fund account either by check or through direct deposit to your bank account on a monthly or quarterly basis. If you hold your Fund shares in a Merrill Lynch CMA® or CBA® Account you can arrange for systematic redemptions of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. Under either method you must have dividends automatically reinvested. For Class B and C shares your total annual withdrawals cannot be more than 10% per year of the value of your shares at the time your plan is established. The deferred sales charge is waived for systematic redemptions. Ask your Merrill Lynch Financial Consultant or other financial intermediary for details.

22	MERRILL LYNCH MICHIGAN MUNICIPAL BOND FUND

If You Want to	Your Choices	Information Important for You to Know

Exchange Your Shares	Select the fund into which you want to exchange. Be sure to read that fund’s prospectus	You can exchange your shares of the Fund for shares of many other Merrill Lynch mutual funds. You must have held the shares used in the exchange for at least 15 calendar days before you can exchange to another fund.

Each class of Fund shares is generally exchangeable for shares of the same class of another fund. If you own Class A shares and wish to exchange into a fund in which you have no Class A shares (and are not eligible to purchase Class A shares), you will exchange into Class D shares.

Some of the Merrill Lynch mutual funds impose a different initial or deferred sales charge schedule. If you exchange Class A or D shares for shares of a fund with a higher initial sales charge than you originally paid, you will be charged the difference at the time of exchange. If you exchange Class B shares for shares of a fund with a different deferred sales charge schedule, the higher schedule will apply. The time you hold Class B or C shares in both funds will count when determining your holding period for calculating a deferred sales charge at redemption. If you exchange Class A or D shares for money market fund shares, you will receive Class A shares of Summit Cash Reserves Fund. Class B or C shares of the Fund will be exchanged for Class B shares of Summit.

To exercise the exchange privilege contact your Merrill Lynch Financial Consultant or other financial intermediary or call the Transfer Agent at 1-800-MER-FUND.

 Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

MERRILL LYNCH MICHIGAN MUNICIPAL BOND FUND	23

[ICON] Your Account

Net Asset Value — the market value of the Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

HOW SHARES ARE PRICED

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open, as of the close of business on the Exchange based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the financial intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Generally, Class A shares will have the highest net asset value because that class has the lowest expenses, and Class D shares will have a higher net asset value than Class B or Class C shares. Class B shares will have a higher net asset value than Class C shares because Class B shares have lower distribution expenses than Class C shares. Also dividends paid on Class A and Class D shares will generally be higher than dividends paid on Class B and Class C shares because Class A and Class D shares have lower expenses.

PARTICIPATION IN FEE-BASED PROGRAMS

If you participate in certain fee-based programs offered by Merrill Lynch or other financial intermediaries, you may be able to buy Class A shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

24	MERRILL LYNCH MICHIGAN MUNICIPAL BOND FUND

Dividends — exempt-interest, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of Fund shares or into a money market fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class D shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your Merrill Lynch Financial Consultant, selected securities dealer or other financial intermediary.

DIVIDENDS AND TAXES

The Fund will distribute any net investment income monthly and any net realized long or short term capital gains at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. If you would like to receive dividends in cash, contact your Merrill Lynch Financial Consultant, selected securities dealer or other financial intermediary or the Transfer Agent.

To the extent that the dividends distributed by the Fund are from municipal bond interest income, they are exempt from Federal income tax but may be subject to state or local income taxes. Certain investors may be subject to a Federal alternative minimum tax on dividends received from the Fund. To the extent that the dividends distributed by the Fund are derived from Michigan municipal bond interest income, they are also exempt from Michigan income taxes. Interest income from other investments may produce taxable dividends. Dividends derived from capital gains realized by the Fund will be subject to Federal income tax, and generally will be subject to Michigan income tax as well. If you are subject to income tax in a state other than Michigan, the dividends derived from Michigan municipal bonds will not be exempt from income tax in that state.

MERRILL LYNCH MICHIGAN MUNICIPAL BOND FUND	25

[ICON] Your Account

“BUYING A DIVIDEND”

You may want to avoid buying shares shortly before the Fund pays a dividend, although the impact on you will be significantly less than if you were invested in a fund paying fully taxable dividends. The reason? If you buy shares when a fund has realized but not yet distributed taxable ordinary income (if any) or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

Generally, within 60 days after the end of the Fund’s taxable year, the Trust will tell you the amount of exempt-interest dividends, ordinary dividends and capital gain dividends you received that year. Capital gain dividends are taxable for Federal income tax purposes as long term capital gains to you, regardless of how long you have held your shares. The tax treatment of dividends from the Fund is the same whether you choose to receive dividends in cash or to have them reinvested in shares of the Fund.

By law, the Fund must withhold 31% of your dividends and redemption proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Capital gains are generally taxed at different rates than ordinary income dividends.

This section summarizes some of the consequences of an investment in the Fund under current Federal and Michigan tax laws. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences to you of an investment in the Fund under all applicable tax laws.

26	MERRILL LYNCH MICHIGAN MUNICIPAL BOND FUND

Management of the Fund [ICON]

FUND ASSET MANAGEMENT

Fund Asset Management, the Fund’s Manager, manages the Fund’s investments and its business operations under the overall supervision of the Trust’s Board of Trustees. The Manager has the responsibility for making all investment decisions for the Fund. The Fund pays the Manager a fee at the annual rate of 0.55% of the average daily net assets of the Fund for the first $500 million; 0.525% of the average daily net assets from $500 million to $1 billion; and 0.50% of the average daily net assets above $1 billion. For the fiscal year ended July 31, 2000, the Manager received a fee equal to 0.55% of the Fund’s average daily net assets.

Fund Asset Management was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. Fund Asset Management and its affiliates, including Merrill Lynch Investment Managers, had approximately $571 billion in investment company and other portfolio assets under management as of September 2000. This amount includes assets managed for Merrill Lynch affiliates.

MERRILL LYNCH MICHIGAN MUNICIPAL BOND FUND	27

[ICON] Management of the Fund

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class A For the Year Ended July 31,					Class B For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:	2000	1999	1998	1997	1996	2000	1999	1998	1997	1996

Per Share Operating Performance:

Net asset value, beginning of year	$9.91	$10.33	$10.34	$9.92	$9.85	$9.91	$10.33	$10.34	$9.92	$9.85

Investment income — net	.48	.46	.50	.52	.54	.43	.41	.45	.47	.49

Realized and unrealized gain (loss) on investments — net	(.38)	(.42)	(.01)	.42	.07	(.38)	(.42)	(.01)	.42	.07

Total from investment operations	.10	.04	.49	.94	.61	.05	.01	.44	.89	.56

Less dividends from investment income — net	(.48)	(.46)	(.50)	(.52)	(.54)	(.43)	(.41)	(.45)	(.47)	(.49)

Net asset value, end of year	$9.53	$9.91	$10.33	$10.34	$9.92	$9.53	$9.91	$10.33	$10.34	$9.92

Total Investment Return:*

Based on net asset value per share	1.21%	.34%	4.84%	9.79%	6.25%	.70%	(.17)%	4.31%	9.23%	5.70%

Ratios to Average Net Assets:

Expenses, net of reimbursement	.79%	.93%	.80%	.57%	.49%	1.30%	1.44%	1.31%	1.08%	1.00%

Expenses	.79%	.93%	.83%	.80%	.82%	1.30%	1.44%	1.34%	1.31%	1.33%

Investment income — net	5.10%	4.51%	4.81%	5.21%	5.35%	4.59%	4.00%	4.30%	4.70%	4.84%

Supplemental Data:

Net assets, end of year (in thousands)	$9,310	$9,384	$11,762	$11,841	$11,468	$37,514	$54,259	$61,918	$65,166	$67,770

Portfolio turnover	85.25%	129.08%	65.39%	35.09%	69.34%	85.25%	129.08%	65.39%	35.09%	69.34%

*	Total investment returns exclude the effects of sales charges.

28	MERRILL LYNCH MICHIGAN MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS (concluded)

	Class C For the Year Ended July 31,					Class D For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:	2000	1999	1998	1997	1996	2000	1999	1998	1997	1996

Per Share Operating Performance:

Net asset value, beginning of year	$9.91	$10.32	$10.33	$9.92	$9.85	$9.91	$10.32	$10.33	$9.91	$9.85

Investment income — net	.42	.40	.43	.46	.48	.47	.45	.49	.51	.53

Realized and unrealized gain (loss) on investments — net	(.38)	(.41)	(.01)	.41	.07	(.39)	(.41)	(.01)	.42	.06

Total from investment operations	.04	(.01)	.42	.87	.55	.08	.04	.48	.93	.59

Less dividends from investment income — net	(.42)	(.40)	(.43)	(.46)	(.48)	(.47)	(.45)	(.49)	(.51)	(.53)

Net asset value, end of year	$9.53	$9.91	$10.32	$10.33	$9.92	$9.52	$9.91	$10.32	$10.33	$9.91

Total Investment Return:*

Based on net asset value per share	.60%	(.17)%	4.20%	9.01%	5.59%	1.00%	.34%	4.74%	9.69%	6.04%

Ratios to Average Net Assets:

Expenses, net of reimbursement	1.40%	1.55%	1.42%	1.18%	1.11%	.90%	1.04%	.90%	.68%	.59%

Expenses	1.40%	1.55%	1.45%	1.41%	1.43%	.90%	1.04%	.93%	.90%	.91%

Investment income — net	4.49%	3.89%	4.18%	4.60%	4.73%	4.98%	4.40%	4.71%	5.1%	5.24%

Supplemental Data:

Net assets, end of year (in thousands)	$3,440	$3,950	$2,802	$1,319	$1,871	$2,230	$4,312	$3,806	$3,494	$1,842

Portfolio turnover	85.25%	129.08%	65.39%	35.09%	69.34%	85.25%	129.08%	65.39%	35.09%	69.34%

*	Total investment returns exclude the effects of sales charges.

MERRILL LYNCH MICHIGAN MUNICIPAL BOND FUND	29

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MERRILL LYNCH MICHIGAN MUNICIPAL BOND FUND

[1]	POTENTIAL INVESTORS Open an account (two options)	[2]
MERRILL LYNCH FINANCIAL CONSULTANT OR SECURITIES DEALER Advises shareholders on their Fund investments.

TRANSFER AGENT

Financial Data Services, Inc.

ADMINISTRATIVE OFFICES
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484

MAILING ADDRESS
P.O. Box 45289
Jacksonville, Florida 32232-5289

Performs recordkeeping and reporting services.

DISTRIBUTOR FAM Distributors, Inc. P.O. Box 9081 Princeton, New Jersey 08543-9081 Arranges for the sale of Fund shares.

COUNSEL Brown & Wood LLP One World Trade Center New York, New York 10048-0557 Provides legal advice to the Fund.	THE FUND The Board of Trustees oversees the Fund.	CUSTODIAN State Street Bank and Trust Company P.O. Box 351 Boston, Massachusetts 02101 Holds the Fund’s assets for safekeeping.

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Princeton Forrestal Village
116-300 Village Boulevard
Princeton, New Jersey 08540-6400
Audits the financial
statements of the Fund on behalf of
the shareholders.

MANAGER

Fund Asset Management, L.P.

ADMINISTRATIVE OFFICES
800 Scudders Mill Road
Plainsboro, New Jersey 08536

MAILING ADDRESS
P.O. Box 9011
Princeton, New Jersey 08543-9011

TELEPHONE NUMBER
1-800-MER-FUND

Manages the Fund’s day-to-day activities.

MERRILL LYNCH MICHIGAN MUNICIPAL BOND FUND

For More Information [ICON]

Shareholder Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-MER-FUND.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Consultant or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Consultant or the Transfer Agent at 1-800-MER-FUND.

Statement of Additional Information

The Fund’s Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing the Fund at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-800-MER-FUND.

Contact your Merrill Lynch Financial Consultant or the Fund at the telephone number or address indicated on the inside back cover of this Prospectus if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

Investment Company Act file #811-4375  Code #16560-11-00  ©Fund Asset Management, L.P.

Prospectus

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch Michigan Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust

November 13, 2000

STATEMENT OF ADDITIONAL INFORMATION

Merrill Lynch Multi-State Municipal Series Trust

Merrill Lynch Arizona Municipal Bond Fund	Merrill Lynch Minnesota Municipal Bond Fund
Merrill Lynch Arkansas Municipal Bond Fund	Merrill Lynch New Jersey Municipal Bond Fund
Merrill Lynch Colorado Municipal Bond Fund	Merrill Lynch New Mexico Municipal Bond Fund
Merrill Lynch Connecticut Municipal Bond Fund	Merrill Lynch North Carolina Municipal Bond Fund
Merrill Lynch Florida Municipal Bond Fund	Merrill Lynch Ohio Municipal Bond Fund
Merrill Lynch Maryland Municipal Bond Fund	Merrill Lynch Oregon Municipal Bond Fund
Merrill Lynch Massachusetts Municipal Bond Fund	Merrill Lynch Pennsylvania Municipal Bond Fund
Merrill Lynch Michigan Municipal Bond Fund	Merrill Lynch Texas Municipal Bond Fund

P.O. Box 9011, Princeton, New Jersey 08543-9011 • Phone No. (609) 282-2800

Merrill Lynch Multi-State Municipal Series Trust (the “Trust”) consists of Merrill Lynch Arizona Municipal Bond Fund (“Arizona Fund”), Merrill Lynch Arkansas Municipal Bond Fund (“Arkansas Fund”), Merrill Lynch Colorado Municipal Bond Fund (“Colorado Fund”), Merrill Lynch Connecticut Municipal Bond Fund (“Connecticut Fund”), Merrill Lynch Florida Municipal Bond Fund (“Florida Fund”), Merrill Lynch Maryland Municipal Bond Fund (“Maryland Fund”), Merrill Lynch Massachusetts Municipal Bond Fund (“Massachusetts Fund”), Merrill Lynch Michigan Municipal Bond Fund (“Michigan Fund”), Merrill Lynch Minnesota Municipal Bond Fund (“Minnesota Fund”), Merrill Lynch New Jersey Municipal Bond Fund (“New Jersey Fund”), Merrill Lynch New Mexico Municipal Bond Fund (“New Mexico Fund”), Merrill Lynch North Carolina Municipal Bond Fund (“North Carolina Fund”), Merrill Lynch Ohio Municipal Bond Fund (“Ohio Fund”), Merrill Lynch Oregon Municipal Bond Fund (“Oregon Fund”), Merrill Lynch Pennsylvania Municipal Bond Fund (“Pennsylvania Fund”) and Merrill Lynch Texas Municipal Bond Fund (“Texas Fund”) (together, the “Funds”). The Trust also includes Merrill Lynch New York Municipal Bond Fund which has a separate Statement of Additional Information. Each Fund is an open-end investment company that seeks to provide shareholders with income (or value in the case of property taxes) exempt from Federal income taxes, the designated state’s personal income taxes (where applicable) and, in certain instances, the designated state’s corporate income tax, local personal income taxes, local personal property taxes and/or state intangible personal property taxes. Each Fund invests primarily in a portfolio of long-term investment grade municipal obligations the interest on which (or in the case of property taxes, the value of which) is exempt, in the opinion of bond counsel to the issuer, from Federal income taxes, the designated state’s personal income taxes (where applicable) and, in certain instances, the designated state’s corporate income tax, local personal income taxes, local personal property taxes and/or state intangible personal property taxes. There can be no assurance that a Fund’s investment objective will be realized. For more information on the Funds’ investment objectives and policies, see “Investment Objectives and Policies.”

Pursuant to the Merrill Lynch Select PricingSM System, each of the Funds offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See “Purchase of Shares.”

This Statement of Additional Information of the Trust is not a prospectus and should be read in conjunction with the Prospectuses of each of the Funds, dated November 13, 2000 (the “Prospectus”), each of which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling (800) MER-FUND or by writing the Trust at the above address. Each Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into each Prospectus. Each Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to such Fund’s 2000 annual report to shareholders. You may request a copy of the annual report of any Fund at no charge by calling (800) 637-3863 between 8:00 a.m. and 8:00 p.m. Eastern time on any business day.

Fund Asset Management — Manager FAM Distributors, Inc. — Distributor

The date of this Statement of Additional Information is November 13, 2000.

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INVESTMENT OBJECTIVES AND POLICIES

 The investment objective of each Fund is to provide shareholders with income (or value, in the case of property taxes) exempt from Federal income taxes, the designated state’s personal income taxes (where applicable) and, in certain instances, the designated state’s corporate income tax, local personal income taxes, local personal property taxes and/or state intangible personal property taxes (applicable local and state taxes are collectively referred to herein as “State Taxes”). There can be no assurance that the investment objective of any Fund will be achieved. Each Fund seeks to achieve its objective by investing primarily in a portfolio of long-term investment grade obligations issued by or on behalf of the designated state, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the U.S. Virgin Islands and Guam, the interest on which (or, in the case of property taxes, the value of which) is exempt, in the opinion of bond counsel to the issuer, from Federal income taxes and applicable State Taxes. Obligations exempt from Federal income taxes are referred to herein as “Municipal Bonds,” and obligations exempt from Federal income taxes and the applicable State Taxes are referred to as “State Municipal Bonds.” Unless otherwise indicated, references to Municipal Bonds shall be deemed to include State Municipal Bonds. The investment objective of any Fund is a fundamental policy of that Fund that may not be changed without a vote of a majority of the outstanding shares of that Fund. See “How the Fund Invests” in each Fund’s Prospectus for a general discussion of that Fund’s goals, main investment strategies and main risks. Each Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “Investment Company Act”), except for the Arizona Fund, which is classified as a diversified investment company.

Under normal circumstances, except when acceptable securities are unavailable as determined by Fund Asset Management, L.P. (the “Manager” or “FAM”), the manager of each Fund, or for temporary defensive purposes, each Fund other than the New Jersey Fund, will invest at least 65% of its total assets in State Municipal Bonds of its respective State. The New Jersey Fund will invest at least 80% of its total assets in State Municipal Bonds of New Jersey.

At least 80% of each Fund’s total assets will be invested in Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), Standard & Poor’s (“S&P”) (currently AAA, AA, A and BBB) or Fitch, Inc. (“Fitch”) (currently AAA, AA, A and BBB). If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which each Fund may invest. Securities rated in the lowest investment grade rating category may be considered to have speculative characteristics.

The value of bonds and other fixed-income obligations may fall when interest rates rise and rise when interest rates fall. In general, bonds and other fixed-income obligations with longer maturities will be subject to greater volatility resulting from interest rate fluctuations than will similar obligations with shorter maturities. Under normal conditions, it is generally anticipated that each Fund’s weighted average maturity will be in excess of ten years. For temporary periods or to provide liquidity, each Fund, except the New Jersey Fund, has the authority to invest as much as 35% of its total assets in tax-exempt or taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”), except that taxable Temporary Investments shall not exceed 20% of a Fund’s net assets. The New Jersey Fund reserves the right as a defensive measure to invest temporarily more than 20% of its total assets in Municipal Bonds other than New Jersey State Municipal Bonds and more than 20% of its net assets in taxable Temporary Investments when, in the opinion of the Manager, prevailing market and financial conditions warrant. Such investments could cause distributions to shareholders of the New Jersey Fund to be subject to New Jersey income tax.

The Funds may also invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. See “Description of Temporary Investments.” The hedging strategies of any Fund, which are described in more detail under “Financial Futures Transactions and Options,” are not fundamental policies and may be modified by the Trustees of the Trust without the approval of such Fund’s shareholders.

Each Fund may invest up to 20% of its total assets in Municipal Bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or that, in the Manager’s judgment, possess similar credit characteristics. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to

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the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. See “Description of Municipal Bonds —‘High Yield’ or ‘Junk’ Bonds.” The Funds do not intend to purchase debt securities that are in default or that the Manager believes will be in default.

Certain Municipal Bonds may be entitled to the benefits of letters of credit or similar credit enhancements issued by financial institutions. In such instances, the Trustees and the Manager will take into account in assessing the quality of such bonds not only the creditworthiness of the issuer of such bonds but also the creditworthiness of the financial institution that provides the credit enhancement.

The Funds ordinarily do not intend to realize investment income (or value, in the case of property taxes) not exempt from Federal income taxes and applicable State Taxes. However, to the extent that suitable State Municipal Bonds are not available for investment by a particular Fund, that Fund may purchase Municipal Bonds issued by other states, their agencies and instrumentalities, the interest income (or value, in the case of property taxes) on which is exempt, in the opinion of bond counsel to the issuer, from Federal income tax, but not from the applicable State Taxes. Each Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if a Fund nevertheless believes such securities to be exempt from Federal income taxation (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-exempt Securities could include trust certificates or other instruments evidencing interest in one or more long-term State Municipal Bonds and Municipal Bonds. Non-Municipal Tax-exempt Securities also may include securities issued by other investment companies that invest in State Municipal Bonds and Municipal Bonds, to the extent such investments are permitted by the Investment Company Act. Certain Non-Municipal Tax-exempt Securities may be characterized as derivative instruments. For purposes of each Fund’s investment objective and policies, Non-Municipal Tax-exempt Securities that pay interest that is exempt from Federal income tax will be considered “Municipal Bonds” and Non-Municipal Tax-exempt Securities that pay interest (or, in the case of property taxes, have value) that is exempt from Federal income tax and applicable State Taxes will be considered “State Municipal Bonds.” Each Fund at all times will have at least 80% of its net assets invested in securities the interest on which is exempt from Federal taxation. However, interest received on certain otherwise tax-exempt securities that are classified as “private activity bonds” (in general, bonds that benefit non-governmental entities) may be subject to a Federal and state alternative minimum tax. The percentage of each Fund’s total assets invested in “private activity bonds” will vary during the year. Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a Federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by a Fund. See “Dividends and Taxes — Taxes.”

Risk Factors and Special Considerations Relating to Municipal Bonds

     The risks and special considerations involved in investment in Municipal Bonds vary with the types of instruments being acquired. Investments in Non-Municipal Tax-exempt Securities may present similar risks, depending on the particular product. Certain instruments in which a Fund may invest may be characterized as derivative instruments. See “Investment Objective and Policies — Description of Municipal Bonds” and
“ — Financial Futures Transactions and Options.”

Each Fund ordinarily will invest at least 65% (80% in the case of the New Jersey Fund) of its assets in its respective State Municipal Bonds, and therefore it is more susceptible to factors adversely affecting issuers of Municipal Bonds in such state than is a municipal bond fund that is not invested in issuers of such State Municipal Bonds to this degree.

The Manager does not believe that the current economic conditions in each of the designated states will have a significant adverse effect on each respective Fund’s ability to invest in high quality State Municipal Bonds. Because each Fund’s portfolio will be comprised primarily of investment grade securities, each Fund is expected to be less subject to market and credit risks than a fund that invests primarily in lower quality State Municipal Bonds. For a discussion of special considerations, risk factors and economic and other conditions in each of the designated states, see Appendices A through P.

The value of Municipal Bonds generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation changing the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. Municipal bankruptcies are rare and certain provisions of the U.S.

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Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to Municipal Bond issuers could produce varying results among the states or among Municipal Bond issuers within a state. These uncertainties could have a significant impact on the prices of the Municipal Bonds or the State Municipal Bonds in which a Fund invests.

Description of Municipal Bonds

 Set forth below is a detailed description of the Municipal Bonds and Temporary Investments in which each Fund may invest. Information with respect to ratings assigned to tax-exempt obligations that each Fund may purchase is set forth in Appendix Q to this Statement of Additional Information.

Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Such obligations are included within the term Municipal Bonds if the interest paid thereon is excluded from gross income for Federal income tax purposes and, in the case of State Municipal Bonds, the interest (or value, in the case of property taxes) is exempt from applicable State Taxes. Other types of industrial development bonds or private activity bonds, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current Federal tax laws place substantial limitations on the size of such issues. The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of Municipal Bonds are “general obligation” and “revenue” bonds, which latter category includes industrial development bonds (“IDBs”) and, for bonds issued after August 15, 1986, private activity bonds.

General Obligation Bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

Revenue Bonds. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed; accordingly the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.

 IDBs and Private Activity Bonds. Each Fund may purchase IDBs and private activity bonds. IDBs and private activity bonds are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. IDBs and private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. Continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

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 Moral Obligation Bonds. Each Fund also may invest in “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the note may not be fully repaid and a Fund may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to a Fund.

Municipal Lease Obligations. Also included within the general category of Municipal Bonds are certificates of participation (“COPS”) issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The COPS represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. A Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 15% of such Fund’s net assets. A Fund may, however, invest without regard to such limitation in lease obligations that the Manager, pursuant to guidelines which have been adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. The Manager will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody’s, or BBB or better by S&P or Fitch. Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Manager must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

Indexed and Inverse Floating Rate Securities. A Fund may invest in State Municipal Bonds and Municipal Bonds (and Non-Municipal Tax-exempt Securities) that yield a return based on a particular index of value or interest rates. For example, a Fund may invest in State Municipal Bonds and Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain State Municipal Bonds and Municipal Bonds also may be based on the value of the index. To the extent a Fund invests in these types of Municipal Bonds, such Fund’s return on such State Municipal Bonds and Municipal Bonds will be subject to risk with respect to the value of the particular index. Interest and principal payable on the State Municipal Bonds and Municipal Bonds may also be based on relative changes among particular indices. Also, a Fund may invest in so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates vary inversely with a short-term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). A Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate long-term tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the

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interest rate may vary. Certain investments in such obligations may be illiquid. A Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of such Fund’s net assets. The Manager, however, believes that indexed and inverse floating obligations represent flexible portfolio management instruments for the Funds which allow the Funds to seek potential investment rewards, hedge other portfolio positions or vary the degree of investment leverage relatively efficiently under different market conditions.

When Issued Securities, Delayed Delivery Transactions and Forward Commitments. Each Fund may purchase or sell securities that it is entitled to receive on a when issued basis. Each Fund may also purchase or sell securities on a delayed delivery basis. Each Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. A Fund enters into these transactions to obtain what is considered an advantageous price to such Fund at the time of entering into the transaction. None of the Funds has established any limit on the percentage of its assets that may be committed in connection with these transactions. When a Fund purchases securities in these transactions, such Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than a Fund’s purchase price. A Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

Call and Redemption Risk. Each Fund may purchase a Municipal Bond issuer’s right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid. A Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of that Fund’s net assets.

"High Yield” or “Junk” Bonds. Each Fund may invest up to 20% of its total assets in Municipal Bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or that, in the Manager’s judgment, possess similar credit characteristics. See Appendix Q — “Ratings of Municipal Bonds” for additional information regarding ratings of debt securities. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for a Fund. The major risks in junk bond investments include the following:

Junk bonds may be issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer’s industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer’s ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.

Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.

 Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If an issuer redeems the junk bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.

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Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

 Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Fund’s portfolio securities than in the case of securities trading in a more liquid market.

A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

Yields. Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of a Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which a Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

Hedging Transactions

Each Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon. While a Fund’s use of hedging strategies is intended to reduce the volatility of the net asset value of that Fund’s shares, the net asset value of a Fund’s shares will fluctuate. There can be no assurance that a Fund’s hedging transactions will be effective. Furthermore, a Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. A Fund has no obligation to enter into hedging transactions and may choose not to do so.

Financial Futures Transactions and Options. Each Fund is authorized to purchase and sell certain exchange traded financial futures contracts (“financial futures contracts”) solely for the purpose of hedging its investments in Municipal Bonds against declines in value and to hedge against increases in the cost of securities it intends to purchase. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with a Fund’s investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, a Fund may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

     Distributions, if any, of net long-term capital gains from certain transactions in futures or options are taxable at long-term capital gains rates for Federal income tax purposes. See “Dividends and Taxes — Taxes” and
“ — Tax Treatment of Options and Futures Transactions.”

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying

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instrument or cash settlement, but are settled through liquidation, (i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated “contracts markets” by the Commodity Futures Trading Commission (“CFTC”)).

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

 The Funds deal in financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade (“CBT”) and The Bond Buyer (the “Municipal Bond Index”). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody’s or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

 Each Fund may purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, Treasury notes, Ginnie Mae Certificates and three-month U.S. Treasury bills. Each Fund may purchase and write call and put options on futures contracts on U.S. Government securities and purchase and sell Municipal Bond Index futures contracts in connection with its hedging strategies.

Subject to policies adopted by the Trustees, each Fund also may engage in other futures contracts transactions such as futures contracts on other municipal bond indices that may become available if the Manager and the Trustees of the Trust should determine that there is normally a sufficient correlation between the prices of such futures contracts and the Municipal Bonds in which a Fund invests to make such hedging appropriate.

Futures Strategies. Each Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments in Municipal Bonds resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling such Municipal Bonds and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of a Fund’s portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments in Municipal Bonds. As such values decline, the value of a Fund’s positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of a Fund’s Municipal Bond investments that are being hedged. While a Fund will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of Municipal Bonds. In addition, the ability of a Fund to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the municipal debt instruments available to a Fund. Employing futures as a hedge also may permit a Fund to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

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 When a Fund intends to purchase Municipal Bonds, that Fund may purchase futures contracts as a hedge against any increase in the cost of such Municipal Bonds resulting from a decrease in interest rates or otherwise, that may occur before such purchases can be effected. Subject to the degree correlation between the Municipal Bonds and the futures contracts, subsequent increases in the cost of Municipal Bonds should be reflected in the value of the futures held by a Fund. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

Call Options on Futures Contracts. Each Fund may also purchase and sell exchange traded call and put options on financial futures contracts on U.S. Government securities. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, a Fund will purchase a call option on a futures contract to hedge against a market advance when such Fund is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in such Fund’s portfolio holdings.

Put Options on Futures Contracts. The purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. A Fund will purchase a put option on a futures contract to hedge such Fund’s portfolio against the risk of rising interest rates.

The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of Municipal Bonds which such Fund intends to purchase.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

 The Trust has received an order from the Commission exempting it from the provisions of Section 17(f) and Section 18(f) of the Investment Company Act in connection with its strategy of investing in futures contracts. Section 17(f) relates to the custody of securities and other assets of an investment company and may be deemed to prohibit certain arrangements between a Fund and commodities brokers with respect to initial and variation margin. Section 18(f) of the Investment Company Act prohibits an open-end investment company such as the Trust from issuing a “senior security” other than a borrowing from a bank. The staff of the Commission has in the past indicated that a futures contract may be a “senior security” under the Investment Company Act.

Restrictions on Use of Futures Transactions. Regulations of the CFTC applicable to each Fund require that all of a Fund’s futures transactions constitute bona fide hedging transactions and that each Fund purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of such Fund’s portfolio assets after taking into account unrealized profits and unrealized losses on any such contracts and options. (However, each Fund intends to engage in options and futures transactions only for hedging purposes.) Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

When a Fund purchases a futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., high grade commercial paper and daily tender adjustable notes) or liquid securities in a segregated account with such Fund’s custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contracts, thereby ensuring that the use of such futures contract is unleveraged. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.

9

 Risk Factors in Futures Transactions and Options. Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.

The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by a Fund. As a result, a Fund’s ability to hedge effectively all or a portion of the value of its Municipal Bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Bonds held by a Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of a Fund’s investments as compared to those comprising the Municipal Bond Index and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Bonds held by a Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Bonds held by such Fund may be greater. Municipal Bond Index futures contracts were approved for trading in 1986. Trading in such futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

Each Fund expects to liquidate a majority of the futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. In such situations, if a Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on a Fund’s ability to hedge effectively its investments in Municipal Bonds. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. A Fund will enter into a futures position only if, in the judgment of the Manager, there appears to be an actively traded secondary market for such futures contracts.

The successful use of transactions in futures and related options also depends on the ability of the Manager to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by a Fund or such rates move in a direction opposite to that anticipated, such Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, a Fund’s total return for such period may be less than if it had not engaged in the hedging transaction.

Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom such Fund has an open position in a financial futures contract. Because a Fund will engage in the purchase and sale of futures contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by such Fund or decreases in the price of securities such Fund intends to acquire.

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 The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Description of Temporary Investments

 Each Fund may invest in short-term tax-exempt and taxable securities subject to the limitations set forth above and in the Prospectus of each Fund under “How the Fund Invests.” The tax-exempt money market securities may include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short-term unsecured promissory notes generally issued to finance short-term credit needs. The taxable money market securities in which a Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers’ acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. A Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation (“FDIC”), except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.

VRDOs and Participating VRDOs. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency, the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. Each Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future which satisfy the short-term maturity and quality standards of that Fund.

Participating VRDOs provide the Funds with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. A Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. Each Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations. It is not contemplated that any Fund will invest more than a limited amount of its total assets in Participating VRDOs.

VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to a Fund’s restriction on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and will be ultimately responsible for such determinations.

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 The Temporary Investments, VRDOs and Participating VRDOs in which each Fund may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Manager. In addition, each Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Manager, market conditions warrant.

Repurchase Agreements. Each Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer or an affiliate thereof, in U.S. Government securities. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In a repurchase agreement, a Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by a Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to a Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, a Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. No Fund may invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of that Fund’s net assets.

In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Such treatment may also apply for state tax purposes. Therefore, amounts earned under such agreements will not be considered tax-exempt interest. The treatment of purchase and sales contracts is less certain.

Suitability. The economic benefit of an investment in any Fund depends upon many factors beyond the control of that Fund, the Manager and its affiliates. Because of each Fund’s emphasis on State Municipal Bonds, each Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in a Fund will depend upon, among other things, such investor’s tax situation, investment objectives and ability to accept the risks associated with investing in State Municipal Bonds, including the risk of loss of principal and the risk of receiving income that is not exempt from Federal income tax and applicable State Taxes.

Investment Restrictions

 The Trust has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of each Fund’s assets and activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the respective Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the respective Fund’s shares present at a meeting at which more than 50% of the outstanding shares of the respective Fund are represented or (ii) more than 50% of the respective Fund’s outstanding shares). No Fund may:

(1) Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities). For purposes of this restriction, states, municipalities and their political subdivisions are not considered part of any industry.

(2) Make investments for the purpose of exercising control or management.

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	(3) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

(4) Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

(5) Issue senior securities to the extent such issuance would violate applicable law.

	(6) Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. A Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

(7) Underwrite securities of other issuers, except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (“Securities Act”), in selling portfolio securities.

(8) Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

As an additional fundamental restriction with respect to the Arizona Fund only, the Arizona Fund will not make any investment inconsistent with its classification as a diversified investment company under the Investment Company Act.

Under each Fund’s non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval, no Fund may:

(a) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time the Fund’s shares are owned by another investment company that is part of the same group of investment companies as the Fund.

(b) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund does not currently intend to engage in short sales, except short sales “against the box.”

(c) Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Trustees of the Trust has otherwise determined to be liquid pursuant to applicable law.

	(d) Notwithstanding fundamental investment restriction (6) above, borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. In addition, the Fund will not purchase securities while borrowings are outstanding.

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 Non-Diversified Status. Each Fund (other than the Arizona Fund), is classified as non-diversified within the meaning of the Investment Company Act, which means that such Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. Each non-diversified Fund’s investments are limited, however, in order to allow that Fund to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). See “Dividends and Taxes — Taxes.” To qualify, each non-diversified Fund complies with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of such Fund’s total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and each non-diversified Fund will not own more than 10% of the outstanding voting securities of a single issuer. For purposes of this restriction, each non-diversified Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Trustees of the Trust to the extent necessary to comply with changes to the Federal tax requirements. A fund that elects to be classified as “diversified” under the Investment Company Act, such as the Arizona Fund, must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that a non-diversified Fund assumes large positions in the securities of a small number of issuers, that Fund’s net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers, and that Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

Because of the affiliation of Merrill Lynch, Pierce, Fenner &Smith Incorporated (“Merrill Lynch”) with the Manager, the Funds are prohibited from engaging in certain transactions involving Merrill Lynch or its affiliates except pursuant to an exemptive order under the Investment Company Act. See “Portfolio Transactions.” Without such an exemptive order the Funds would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal.

Portfolio Turnover

 The Manager will effect portfolio transactions without regard to the time the securities have been held, if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular issuer or in general market, financial or economic conditions. As a result of its investment policies, each Fund may engage in a substantial number of portfolio transactions and a Fund’s portfolio turnover rate may vary greatly from year to year or during periods within a year. The portfolio turnover rate is calculated by dividing the lesser of a Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high portfolio turnover may result in negative tax consequences, such as an increase in capital gain dividends or in ordinary income dividends of accrued market discount. See “Dividends and Taxes — Taxes”. High portfolio turnover may also involve correspondingly greater transaction costs, which are borne directly by the applicable Fund.

MANAGEMENT OF THE TRUST

Trustees and Officers

 The Trustees of the Trust consist of six individuals, four of whom are not “interested persons” of the Trust as defined in the Investment Company Act (the “non-interested Trustees”). The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors or Trustees of investment companies by the Investment Company Act.

Information about the Trustees, executive officers of the Trust and the portfolio manager of each Fund, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Trustee, executive officer and the portfolio manager is PO Box 9011, Princeton, New Jersey 08543-9011.

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 TERRY K. GLENN (60) — President and Trustee(1)(2) — Executive Vice President of the Manager and Merrill Lynch Investment Managers, LP (“MLIM”) (which terms as used herein include their corporate predecessors) since 1983; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; President of Princeton Administrators, LP since 1988.

JAMES H. BODURTHA (56) — Trustee(2)(3) — 36 Popponesset Road, Cotuit, Massachusetts 02635. Director and Executive Vice President, The China Business Group, Inc. since 1996; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Chairman, Berkshire Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.

HERBERT I. LONDON (61) — Trustee(2)(3) — 2 Washington Square Village, New York, New York 10012. John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corporation from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP since 1996.

JOSEPH L. MAY (71) — Trustee(2)(3) — 424 Church Street, Suite 2000, Nashville, Tennessee 37219. Attorney in private practice since 1984; President, May and Athens Hosiery Mills Division, Wayne-Gossard Corporation from 1954 to 1983; Vice President, Wayne-Gossard Corporation from 1972 to 1983; Chairman, The May Corporation (personal holding company) from 1972 to 1983; Director, Signal Apparel Co. from 1972 to 1989.

ANDRÉ F. PEROLD (48) — Trustee(2)(3) — Morgan Hall, Soldiers Field Road, Boston, Massachusetts 02163. Sylvan C. Coleman Professor of Financial Management, Harvard Business School, since 1993; Professor, from 1989 to 1993 and Associate Professor from 1983 to 1989; Trustee, The Common Fund since 1989; Director, Quantec Limited from 1991 to 1999; Director, TIBCO from 1994 to 1996; Director, Genbel Securities Limited and Gensec Bank since 1999; Director, Gensec Asset Management since 2000; Director, Bulldogresearch.com since 2000; Director Stockback.com since 2000.

ARTHUR ZEIKEL (68) — Trustee(1)(2) — 300 Woodland Avenue, Westfield, New Jersey 07090. Chairman of the Manager and MLIM from 1997 to 1999 and President thereof from 1977 to 1997; Chairman of Princeton Services from 1997 to 1999, Director thereof from 1993 to 1999 and President thereof from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. (“ML & Co.”) from 1990 to 1999.

VINCENT R. GIORDANO (56) — Senior Vice President(1)(2) — Managing Director of the Manager and MLIM since 2000; Senior Vice President of the Manager and MLIM from 1984 to 2000; Senior Vice President of Princeton Services since 1993.

KENNETH A. JACOB (49) — Vice President(1)(2) — First Vice President of MLIM since 1997; Vice President of MLIM from 1984 to 1997.

WILLIAM R. BOCK (63) — Vice President and Portfolio Manager of Connecticut Fund and Pennsylvania Fund(1)(2) — Vice President of MLIM since 1989 and a Portfolio Manager of MLIM since 1995.

ROBERT A. DIMELLA, CFA (34) — Vice President and Portfolio Manager of Florida Fund(1)(2) — Vice President of MLIM since 1997; Assistant Vice President of MLIM from 1995 to 1997; Assistant Portfolio Manager of MLIM from 1993 to 1995.

THEODORE R. JAECKEL, JR.(41) — Vice President and Portfolio Manager of Massachusetts Fund, Ohio Fund, Oregon Fund and Texas Fund(1)(2) — Director (Tax Exempt Fund Management) of MLIM since 1997 and Vice President thereof from 1991 to 1997.

MICHAEL KALINOSKI (30) — Vice President and Portfolio Manager of Colorado Fund, Minnesota Fund and North Carolina Fund(1)(2) — Vice President and Portfolio Manager with MLIM since 1999; Head Municipal Bond Trader with Strong Funds from 1996 to 1999 and a member of the municipal bond investment team of Strong Funds from 1993 to 1996.

15

WALTER O’CONNOR (39) — Vice President and Portfolio Manager of Arizona Fund(1)(2) — Director (Municipal Tax Exempt) of MLIM since 1997; Vice President of MLIM from 1993 to 1997; Assistant Vice President of MLIM from 1991 to 1993.

 ROBERTO W. ROFFO (33) — Vice President and Portfolio Manager of New Jersey Fund(1)(2) — Vice President of MLIM since 1996 and a Portfolio Manager with MLIM since 1992.

ROBERT D. SNEEDEN (46) — Vice President and Portfolio Manager of Arkansas Fund, Florida Fund, New Mexico Fund and Maryland Fund(1)(2) — Assistant Vice President and Portfolio Manager of MLIM since 1994; Vice President of Lehman Brothers from 1990 to 1994.

FRED K. STUEBE (50) — Vice President and Portfolio Manager of Michigan Fund(1)(2) — Vice President of MLIM since 1989 and a Portfolio Manager with MLIM since 1995.

DONALD C. BURKE (40) — Vice President and Treasurer(1)(2) — First Vice President of MLIM since 2000; Senior Vice President and Treasurer of the Manager and MLIM from 1999 to 2000; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; First Vice President of MLIM from 1997 to 1999; Vice President of MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.

ALICE A. PELLEGRINO (40) — Secretary(1)(2) — Vice President of MLIM since 1999; Attorney associated with MLIM since 1997; Associate with Kirkpatrick & Lockhart LLP from 1992 to 1997.

(1)	Interested person, as defined in the Investment Company Act, of the Trust.
(2)	Such Trustee or officer is a director, trustee or officer of certain other investment companies for which the Manager or MLIM acts as the investment adviser or manager.
(3)	Member of the Trust’s Audit and Nominating Committee, which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Trustees.

 As of October 1, 2000, the Trustees, officers of the Trust and officers of the Funds as a group (18 persons) owned an aggregate of less than 1% of the outstanding shares of each Fund. At such date, Mr. Zeikel, a Trustee of the Trust, Mr. Glenn, a Trustee and officer of the Trust and the other officers of the Trust and the Funds owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

Compensation of Trustees

 Pursuant to the terms of separate management agreements between the Trust on behalf of each Fund and the Manager (the “Management Agreements”), the Manager pays all compensation of all officers and employees of the Trust and all Funds as well as the fees of Trustees who are affiliated persons of ML & Co. or its subsidiaries.

The Trust pays fees to each non-interested Trustee for service to the Trust. Each non-interested Trustee receives an aggregate annual retainer of $100,000 for his or her services to multiple investment companies advised by the Manager or its affiliate (“MLIM/FAM-Advised funds”). The portion of the annual retainer allocated to each MLIM/FAM-Advised fund is determined quarterly based on the relative net assets of each fund. In addition, each non-interested Trustee receives a fee per in-person board meeting attended and per in-person Audit and Nominating Committee meeting attended. The annual per meeting fees paid to each non-interested Trustee aggregate $60,000 for all MLIM/FAM-Advised funds for which that Trustee serves and are allocated equally among those funds. The Trust reimburses the non-interested Trustees for actual out-of-pocket expenses relating to attendance at meetings. The Audit and Nominating Committee consists of all of the non-interested Trustees of the Trust.

The following table shows the compensation earned by the non-interested Trustees for the fiscal year ended July 31, 2000 and the aggregate compensation paid to them from all MLIM/FAM-Advised funds, for the calendar year ended December 31, 1999.

Name	Position with Trust	Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expense	Estimated Annual Benefits upon Retirement	Aggregate Compensation from Trust and Other MLIM/FAM- Advised Funds(1)
James H. Bodurtha	Trustee	$31,193	None	None	$133,500
Herbert I. London	Trustee	$31,193	None	None	$133,500
Joseph L. May	Trustee	$31,193	None	None	$133,500
André F. Perold	Trustee	$31,193	None	None	$133,250

(1)	The Trustees serve on the boards of MLIM/FAM-Advised funds as follows: Mr. Bodurtha (32 registered investment companies consisting of 44 portfolios); Mr. London (32 registered investment companies consisting of 44 portfolios); Mr. May (32 registered investment companies consisting of 44 portfolios); Mr. Perold (32 registered investment companies consisting of 44 portfolios).

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Trustees of the Trust may purchase Class A shares of each Fund at net asset value. See “Purchase of Shares — Initial Sales Charge Alternatives — Class A and Class D Shares — Reduced Initial Sales Charges — Purchase Privilege of Certain Persons.”

Management and Advisory Arrangements

 Management Services. The Manager provides each Fund with investment advisory and management services. Subject to the supervision of the Trustees, the Manager is responsible for the actual management of each Fund’s portfolio and constantly reviews each Fund’s holdings in light of its own research analysis and that from other relevant sources. The res ponsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Trust and the Funds.

Management Fee. Pursuant to the Management Agreements, the Manager receives for its services to each Fund monthly compensation at the annual rate of 0.55% of the average daily net assets not exceeding $500 million; 0.525% of the average daily net assets exceeding $500 million but not exceeding $1.0 billion and 0.50% of the average daily net assets exceeding $1.0 billion. For the fiscal year ended July 31, 2000, the Manager received a fee equal to 0.55% of each Fund’s average daily net assets but the Manager voluntarily waived a portion of its fee with respect to certain of the Funds. The Manager may discontinue this waiver of fees at any time without notice. The table below sets forth information about the total management fees paid by each Fund to the Manager and the amount of any fee waiver for the periods indicated.

	For the Fiscal Year Ended July 31,
	2000		1999		1998
	Fee Payable	Fee Waived	Fee Payable	Fee Waived	Fee Payable	Fee Waived
Arizona Fund	$ 298,510	$ 0	$ 368,955	$ 0	$ 390,732	$ 0
Arkansas Fund	$ 41,200	$33,709	$ 60,669	$ 49,639	$ 63,127	$ 52,178
Colorado Fund	$ 131,853	$71,920	$ 154,916	$ 90,538	$ 163,150	$103,823
Connecticut Fund	$ 303,208	$55,129	$ 361,239	$ 65,679	$ 310,622	$ 70,737
Florida Fund	$1,008,399	$ 0	$1,286,002	$ 0	$1,237,408	$ 0
Maryland Fund	$ 143,689	$78,376	$ 174,502	$101,766	$ 147,950	$120,685
Massachusetts Fund	$ 273,560	$ 0	$ 347,000	$ 0	$ 337,900	$ 0
Michigan Fund	$ 337,947	$ 0	$ 431,736	$ 0	$ 447,347	$ 26,354
Minnesota Fund	$ 230,897	$ 0	$ 271,022	$ 0	$ 263,497	$ 0
New Jersey Fund	$ 754,928	$ 0	$ 960,931	$ 0	$ 996,046	$ 0
New Mexico Fund	$ 44,004	$32,003	$ 71,016	$ 51,648	$ 88,673	$ 65,367
North Carolina Fund	$ 225,129	$ 0	$ 279,289	$ 0	$ 284,947	$ 0
Ohio Fund	$ 310,510	$ 0	$ 405,731	$ 0	$ 404,947	$ 0
Oregon Fund	$ 89,281	$56,815	$ 121,874	$ 77,556	$ 122,200	$ 77,763
Pennsylvania Fund	$ 593,047	$ 0	$ 768,620	$ 0	$ 773,590	$ 0
Texas Fund	$ 242,165	$ 0	$ 328,507	$ 0	$ 351,585	$ 0

Payment of Fund Expenses. Each Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Trust connected with investment and economic research, trading and investment management of the Trust, as well as the fees of all Trustees of the Trust who are affiliated persons of ML & Co. or any of its affiliates. Each Fund pays all other expenses incurred in its operation and a portion of the Trust’s general administrative expenses allocated on the basis of the asset size of the respective Fund. Such expenses, which will be borne directly by each respective Fund, include redemption expenses, expenses of portfolio transactions, expenses of registering the shares under federal and state securities laws, pricing costs (including the daily calculation of net asset value), expenses of printing shareholder reports, prospectuses and statements of additional information, except to the extent paid by FAMD as described below, fees for legal and auditing services, Commission fees, per meeting fees of the non-interested Trustees, interest, certain taxes and other expenses attributable to a particular Fund. Expenses that will be allocated on the basis of asset size of the respective Fund include the annual retainer for and expenses of non-interested Trustees, state franchise taxes, costs of printing proxies and other expenses relating to shareholder meetings and other expenses properly payable by the Trust. The organizational expenses of the Trust were paid by the Trust, and if additional Funds are added to the Trust, the organizational expenses

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 will be allocated among the Funds in a manner deemed equitable by the Trustees. Depending upon the nature of a lawsuit, litigation costs may be assessed to the specific Fund to which the lawsuit relates or allocated on the basis of the asset size of the respective Fund. The Trustees have determined that this is an appropriate method of allocation of expenses. Accounting services are provided to the Trust by the Manager and the Trust reimburses the Manager for its costs in connection with such services. As required by each Fund’s distribution agreement, the Distributor will pay the promotional expenses of each Fund incurred in connection with the offering of shares of each Fund. Certain expenses in connection with the account maintenance and distribution of Class B and Class C shares will be financed by the Trust pursuant to the Distribution Plans in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares — Distribution Plans.” Reference is made to “Management of the Fund” in each Fund’s Prospectus for certain information concerning the management and advisory arrangements of the Trust.

Organization of the Manager. The Manager is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services. ML & Co. and Princeton Services are “controlling persons” of the Manager as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

 Duration and Termination. Unless earlier terminated as described herein, the Management Agreements will remain in effect from year to year if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of each respective Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party or by vote of the shareholders of the respective Fund.

Transfer Agency Services. Financial Data Services, Inc. (the “Transfer Agent”), a subsidiary of ML & Co., acts as the Trust’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of $11.00 per Class A or Class D account and $14.00 per Class B or Class C account and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

 Distribution Expenses. Each Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of each class of shares of each Fund (the “Distribution Agreement”). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of each class of shares of each Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreements described above.

Code of Ethics

 The Board of Trustees of the Trust has approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Trust, each Fund, its adviser and its distributor. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Trust.

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PURCHASE OF SHARES

Reference is made to “How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus.

 Each Fund offers four classes of shares under the Merrill Lynch Select PricingSM System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C or Class D share of a Fund represents an identical interest in the investment portfolio of such Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The contingent deferred sales charges (“CDSCs”), distribution fees and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of a Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by a Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See “Shareholder Services — Exchange Privilege.”

Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of each Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

The Merrill Lynch Select PricingSM System is used by more than 50 registered investment companies advised by MLIM or FAM. Funds advised by MLIM or FAM that use the Merrill Lynch Select PricingSM System are referred to herein as “Select Pricing Funds.”

Each Fund offers its shares at a public offering price equal to the next determined net asset value per share plus any sales charge applicable to the class of shares selected by the investor. The applicable offering price for purchase orders is based upon the net asset value of a Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time), which includes orders received after the determination of net asset value on the previous day, the applicable offering price will be based on the net asset value on the day the order is placed with the Distributor, provided that the orders are received by the Distributor prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received prior to 30 minutes after the close of business on the NYSE on that day, such orders will be deemed received on the next business day. Dealers or other financial intermediaries have the responsibility of submitting purchase orders to a Fund not later than 30 minutes after the close of business on the NYSE in order to purchase shares at that day’s offering price.

A Fund or the Distributor may suspend the continuous offering of such Fund’s shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by a Fund or the Distributor. Neither the Distributor, the dealers nor other financial intermediaries are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a sale of shares to such customers. Purchases made directly through the Transfer Agent are not subject to the processing fee.

Initial Sales Charge Alternatives — Class A and Class D Shares

Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors

19

not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charges and, in the case of Class D shares, the account maintenance fee. Although some investors who previously purchased Class A shares may no longer be eligible to purchase Class A shares of other Select Pricing Funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

 The term “purchase,” as used in each Fund’s Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of a Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term “purchase” also includes purchases by any “company,” as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Eligible Class A Investors

 Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors who currently own Class A shares of a Fund in a shareholder account are entitled to purchase additional Class A shares of the same Fund in that account. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions provided that the program or bank has $3 million or more initially invested in Select Pricing Funds. Also eligible to purchase Class A shares in a shareholder account at net asset value are participants in certain investment programs including TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and certain purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLIM/FAM-advised investment companies. Certain persons who acquired shares of certain MLIM/FAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of a Fund also may purchase Class A shares of such Fund if certain conditions are met. In addition, Class A shares of each Fund and certain other Select Pricing Funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other Select Pricing Funds.

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Class A and Class D Sales Charge Information

	Class A Shares
	Gross Sales Charges Collected for the Fiscal Year Ended July 31,			Sales Charges Retained by Distributor for the Fiscal Year Ended July 31,			Sales Charges Paid to Merrill Lynch for the Fiscal Year Ended July 31,			CDSC’s Received on Redemption of Load-Waived Shares for the Fiscal Year Ended July 31,
	2000	1999	1998	2000	1999	1998	2000	1999	1998	2000	1999	1998
Arizona Fund	$1,557	$6,076	$ 1,234	$182	$327	$ 345	$1,375	$5,749	$ 889	$ 0	$0	$0
Arkansas Fund	$ 39	$ 768	$ 659	$ 3	$ 82	$ 48	$ 36	$ 686	$ 611	$ 0	$0	$0
Colorado Fund	$ 747	$2,678	$ 597	$114	$210	$ 81	$ 633	$2,468	$ 516	$ 0	$0	$0
Connecticut Fund	$ 101	$ 624	$ 2,473	$ 8	$ 62	$ 311	$ 93	$ 562	$ 2,162	$ 0	$0	$0
Florida Fund	$3,094	$6,609	$13,043	$387	$512	$1,243	$2,707	$6,097	$11,800	$368	$0	$0
Maryland Fund	$ 0	$ 616	$ 2,848	$ 0	$ 53	$ 193	$ 0	$ 563	$ 2,655	$ 0	$0	$0
Massachusetts Fund	$ 808	$ 844	$ 1,703	$ 58	$ 57	$ 136	$ 750	$ 787	$ 1,567	$ 0	$0	$0
Michigan Fund	$ 113	$2,439	$ 2,609	$113	$237	$ 196	$ 0	$2,202	$ 2,413	$ 0	$0	$0
Minnesota Fund	$ 685	$1,466	$ 1,760	$ 60	$129	$ 154	$ 625	$1,337	$ 1,606	$ 0	$0	$0
New Jersey Fund	$2,073	$4,187	$ 4,609	$234	$248	$ 356	$1,839	$3,939	$ 4,253	$ 0	$0	$0
New Mexico Fund	$ 22	$1,522	$ 3,264	$ 1	$129	$ 299	$ 21	$1,393	$ 2,965	$ 0	$0	$0
North Carolina Fund	$2,148	$2,124	$ 2,530	$275	$161	$ 173	$1,873	$1,963	$ 2,357	$ 0	$0	$0
Ohio Fund	$ 305	$2,833	$ 1,286	$ 22	$298	$ 101	$ 283	$2,535	$ 1,185	$ 0	$0	$0
Oregon Fund	$ 0	$4,508	$ 0	$ 0	$725	$ 0	$ 0	$3,783	$ 0	$ 0	$0	$0
Pennsylvania Fund	$ 101	$3,832	$ 8,160	$101	$390	$ 894	$ 0	$3,442	$ 7,266	$ 0	$0	$0
Texas Fund	$ 203	$4,395	$ 662	$ 15	$811	$ 63	$ 188	$3,584	$ 599	$ 0	$0	$0

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
	Class D Shares
	Gross Sales Charges Collected for the Fiscal Year Ended July 31,			Sales Charges Retained by Distributor for the Fiscal Year Ended July 31,			Sales Charges Paid to Merrill Lynch for the Fiscal Year Ended July 31,			CDSC’s Received on Redemption of Load-Waived Shares for the Fiscal Year Ended July 31,
	2000	1999	1998	2000	1999	1998	2000	1999	1998	2000	1999	1998
Arizona Fund	$ 1,693	$22,735	$ 8,657	$ 138	$ 515	$ 732	$ 1,555	$22,220	$ 7,925	$ 0	$ 0	$ 0
Arkansas Fund	$ 144	$ 4,042	$ 3,900	$ 9	$ 314	$ 420	$ 135	$ 3,728	$ 3,480	$ 0	$ 0	$ 0
Colorado Fund	$ 2,680	$14,349	$ 1,739	$ 180	$1,844	$ 238	$ 2,500	$12,505	$ 1,501	$ 0	$ 0	$ 0
Connecticut Fund	$ 9,655	$53,968	$14,436	$1,004	$ 831	$1,450	$ 8,651	$53,137	$12,986	$ 0	$ 0	$ 0
Florida Fund	$ 7,009	$88,770	$26,224	$ 654	$3,354	$2,713	$ 6,355	$85,416	$23,511	$38,457	$10,372	$10,000
Maryland Fund	$ 56	$ 7,091	$ 8,295	$ 4	$ 651	$ 919	$ 52	$ 6,440	$ 7,376	$ 0	$ 0	$ 0
Massachusetts Fund	$ 4,496	$26,098	$ 5,000	$ 599	$ 286	$ 437	$ 3,897	$25,812	$ 4,563	$ 0	$ 0	$ 0
Michigan Fund	$ 60	$18,182	$12,369	$ 60	$ 675	$1,035	$ 0	$17,507	$11,334	$ 0	$ 0	$ 0
Minnesota Fund	$ 1,957	$19,283	$ 5,404	$ 157	$1,081	$ 987	$ 1,800	$18,202	$ 4,417	$ 4,912	$ 14	$ 0
New Jersey Fund	$11,660	$63,876	$49,990	$1,416	$1,517	$9,477	$10,244	$62,359	$40,513	$ 0	$ 0	$ 0
New Mexico Fund	$ 1,805	$ 404	$ 305	$ 125	$ 29	$ 21	$ 1,680	$ 375	$ 284	$ 0	$ 0	$ 0
North Carolina Fund	$ 2,035	$13,469	$ 5,975	$ 143	$ 765	$ 436	$ 1,892	$12,704	$ 5,539	$ 0	$ 0	$ 0
Ohio Fund	$ 4,724	$70,310	$ 1,706	$ 408	$1,073	$ 147	$ 4,316	$69,237	$ 1,559	$ 517	$ 0	$ 0
Oregon Fund	$ 161	$ 3,580	$ 6,587	$ 11	$1,455	$ 635	$ 150	$ 2,125	$ 5,952	$ 0	$ 0	$ 0
Pennsylvania Fund	$ 6,503	$46,564	$16,305	$ 634	$2,334	$2,023	$ 5,869	$44,230	$14,282	$ 0	$ 0	$ 0
Texas Fund	$ 731	$11,944	$ 1,019	$ 62	$ 126	$ 57	$ 669	$11,818	$ 962	$ 0	$ 0	$ 0

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 The Distributor may reallow discounts to selected dealers and other financial intermediaries and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers and other financial intermediaries selling Class A and Class D shares of each Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Reduced Initial Sales Charges

Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed to obtain such investments.

Reinvested Dividends. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends.

 Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of each Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser’s combined holdings of all classes of shares of a Fund and of any other Select Pricing Funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser’s securities dealer or other financial intermediary, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

Letter of Intent. Reduced sales charges are applicable to purchases aggregating $25,000 or more of the Class A or Class D shares of a Fund and any other Select Pricing Funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Transfer Agent. The Letter of Intent is not available to employee benefit plans for which Merrill Lynch provides plan participant recordkeeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of each Fund and of other Select Pricing Funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to at least 5.0% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.0% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the further reduced percentage sales charge that would be applicable to a single purchase equal to the total dollar value of the Class A or Class D shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charge on any previous purchase.

The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund into a Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from such Fund.

TMASM Managed Trusts. Class A shares are offered at net asset value to TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services.

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Employee AccessSM Accounts. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee AccessSM Accounts available through authorized employers. The initial minimum investment for such accounts is $500, except that the initial minimum investment for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

 Purchase Privilege of Certain Persons. Trustees of the Trust, members of the Boards of other MLIM/FAM-advised funds, ML & Co. and its subsidiaries (the term “subsidiaries,” when used herein with respect to ML & Co., includes MLIM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of a Fund at net asset value. Each Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and directors or trustees wishing to purchase shares of a Fund must satisfy that Fund’s suitability standards.

Class D shares of each Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Financial Consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of a Fund with proceeds from a redemption of shares of a mutual fund that was sponsored by the Financial Consultant’s previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and, second, the investor must establish that such redemption had been made within 60 days prior to the investment in a Fund and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

Class D shares of each Fund are also offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Consultant and that has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated (“notice”) if the following conditions are satisfied: first, the investor must purchase Class D shares of a Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and, second, such purchase of Class D shares must be made within 90 days after such notice.

Class D shares of each Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Consultant and that has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of a Fund with proceeds from the redemption of shares of such other mutual fund and that such shares have been outstanding for a period of no less than six months; and, second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

Acquisition of Certain Investment Companies. Class D shares may be offered at net asset value in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

Purchases Through Certain Financial Intermediaries. Reduced sales charges may be applicable for purchases of Class A or Class D shares of a Fund through certain financial advisers, selected securities dealers and other financial intermediaries that meet and adhere to standards established by the Manager from time to time.

Deferred Sales Charge Alternatives — Class B and Class C Shares

Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Select Pricing Funds.

Because no initial sales charges are deducted at the time of the purchase, Class B and Class C shares provide the benefit of putting all of the investor’s dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors that do not qualify for the reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return

24

is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of a Fund after a conversion period of approximately ten years, and thereafter investors will be subject to lower ongoing fees.

The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. See “Pricing of Shares — Determination of Net Asset Value” below.

Contingent Deferred Sales Charges — Class B Shares

     Class B shares that are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the four-year period. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption.

The following table sets forth the Class B CDSC:

Year Since Purchase Payment Made	CDSC as a Percentage of Dollar Amount Subject to Charge
0-1	4.0%
1-2	3.0%
2-3	2.0%
3-4	1.0%
4 and thereafter	None

To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase).

The Class B CDSC may be waived on redemptions of shares in certain circumstances, including any partial or complete redemption following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability or, if later, reasonably promptly following completion of probate. The Class B CDSC may be waived or its terms may be modified in connection with certain fee-based programs. The Class B CDSC may also be waived in connection with involuntary termination of an account in which a Fund’s shares are held or for withdrawals through the Merrill Lynch Systematic Withdrawal Plan. See “Shareholder Services — Fee-Based Programs” and “ — Systematic Withdrawal Plan.”

 Conversion of Class B Shares to Class D Shares. After approximately ten years (the “Conversion Period”), Class B shares of a Fund will be converted automatically into Class D shares of that Fund. Class D shares are subject to an ongoing account maintenance fee of 0.10% of average daily net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the “Conversion Date”) on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. You should consult your tax adviser regarding the state and local tax consequences of the conversion or exchange of shares.

25

 In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at the Conversion Date the conversion of Class B shares to Class D shares of a Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of such Fund held in the account on the Conversion Date will be converted to Class D shares of such Fund.

In general, Class B shares of equity Select Pricing Funds will convert approximately eight years after initial purchase and Class B shares of taxable and tax-exempt fixed income Select Pricing Funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. The Conversion Period also may be modified for investors that participate in certain fee-based programs. See “Shareholder Services — Fee-Based Programs.”

 Class B shareholders of a Fund exercising the exchange privilege described under “Shareholder Services — Exchange Privilege” will continue to be subject to such Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

Share certificates for Class B shares of a Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

Contingent Deferred Sales Charges — Class C Shares

 Class C shares that are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption. The Class C CDSC may be waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan. See “Shareholder Services — Systematic Withdrawal Plan.”

26

Class B and Class C Sales Charge Information

Class B Shares*
	Fiscal Year Ended July 31, 2000		Fiscal Year Ended July 31, 1999		Fiscal Year Ended July 31, 1998
	CDSCs Received by Distributor	CDSCs Paid to Merrill Lynch	CDSCs Received by Distributor	CDSCs Paid to Merrill Lynch	CDSCs Received by Distributor	CDSCs Paid to Merrill Lynch
Arizona Fund	$ 34,578	$ 34,578	$ 78,116	$ 78,116	$ 74,940	$ 74,940
Arkansas Fund	$ 5,492	$ 5,492	$ 7,741	$ 7,741	$ 18,160	$ 18,160
Colorado Fund	$ 14,487	$ 14,487	$ 16,214	$ 16,214	$ 19,310	$ 19,310
Connecticut Fund	$ 73,211	$ 73,211	$ 30,299	$ 30,299	$ 39,760	$ 39,760
Florida Fund	$201,266	$201,266	$164,622	$164,622	$109,591	$109,591
Maryland Fund	$ 57,875	$ 57,875	$ 51,593	$ 51,593	$ 39,627	$ 39,627
Massachusetts Fund	$ 42,582	$ 42,582	$ 31,815	$ 31,815	$ 26,941	$ 26,941
Michigan Fund	$ 70,943	$ 70,943	$ 66,089	$ 66,089	$ 67,462	$ 67,462
Minnesota Fund	$ 21,145	$ 21,145	$ 16,418	$ 16,418	$ 16,915	$ 16,915
New Jersey Fund	$189,375	$189,375	$172,067	$172,067	$150,345	$150,345
New Mexico Fund	$ 9,648	$ 9,648	$ 17,154	$ 17,154	$ 91,122	$ 91,122
North Carolina Fund	$ 17,335	$ 17,335	$ 38,152	$ 38,152	$ 39,234	$ 39,234
Ohio Fund	$ 40,765	$ 40,765	$ 46,755	$ 46,755	$ 53,530	$ 53,530
Oregon Fund	$ 22,935	$ 22,935	$ 32,920	$ 32,920	$ 22,138	$ 22,138
Pennsylvania Fund	$116,169	$116,169	$ 84,414	$ 84,414	$103,474	$103,474
Texas Fund	$ 64,611	$ 64,611	$ 26,254	$ 26,254	$ 28,560	$ 28,560

*	Additional Class B CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder’s participation in certain fee-based programs.

	Class C Shares
	Fiscal Year Ended July 31, 2000		Fiscal Year Ended July 31, 1999		Fiscal Year Ended July 31, 1998
	CDSCs Received by Distributor	CDSCs Paid to Merrill Lynch	CDSCs Received by Distributor	CDSCs Paid to Merrill Lynch	CDSCs Received by Distributor	CDSCs Paid to Merrill Lynch
Arizona Fund	$ 0	$ 0	$ 567	$ 567	$ 200	$ 200
Arkansas Fund	$ 0	$ 0	$ 0	$ 0	$1,286	$1,286
Colorado Fund	$ 612	$ 612	$1,169	$1,169	$ 286	$ 286
Connecticut Fund	$1,243	$1,243	$ 674	$ 674	$ 758	$ 758
Florida Fund	$6,830	$6,830	$3,967	$3,967	$1,169	$1,169
Maryland Fund	$2,021	$2,021	$1,780	$1,780	$ 150	$ 150
Massachusetts Fund	$7,596	$7,596	$5,118	$5,118	$1,466	$1,466
Michigan Fund	$ 280	$ 280	$2,977	$2,977	$ 165	$ 165
Minnesota Fund	$1,400	$1,400	$1,338	$1,338	$ 36	$ 36
New Jersey Fund	$4,257	$4,257	$4,477	$4,477	$3,277	$3,277
New Mexico Fund	$ 923	$ 923	$ 750	$ 750	$ 648	$ 648
North Carolina Fund	$ 48	$ 48	$ 396	$ 396	$ 219	$ 219
Ohio Fund	$ 86	$ 86	$ 959	$ 959	$2,502	$2,502
Oregon Fund	$1,186	$1,186	$2,969	$2,969	$ 202	$ 202
Pennsylvania Fund	$ 676	$ 676	$1,300	$1,300	$1,865	$1,865
Texas Fund	$ 38	$ 38	$ 234	$ 234	$ 958	$ 958

Merrill Lynch compensates its Financial Consultants for selling Class B and Class C shares at the time of purchase from its own funds. Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to each Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from the dealer’s own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of a Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See “Distribution Plans” below. Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the National Association of Securities Dealers, Inc. (“NASD”) asset-based sales charge rule. See “Limitations on the Payment of Deferred Sales Charges” below.

27

Closed-End Fund Reinvestment Options.

Class A shares of each Fund (“Eligible Class A Shares”) are offered at net asset value to holders of the common stock of certain closed-end funds advised by the Manager or MLIM who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select PricingSM System commenced operations) and wish to reinvest the net proceeds from a sale of such shares in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, holders of the common stock of closed-end funds who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of those shares may purchase Class A shares (if eligible to buy Class A shares) or Class D shares of a Fund (“Eligible Class D Shares”) at net asset value, if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Eligible Class D Shares. Second, the closed-end fund shares must either have been acquired in that Fund’s initial public offering or represent dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

Subject to the conditions set forth below, shares of a Fund are offered at net asset value to holders of shares of common stock of certain MLIM/FAM-advised continuously offered closed-end funds who wish to reinvest the net proceeds from a sale of such shares. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of such Fund, shareholders of Merrill Lynch Senior Floating Rate Fund II, Inc. will receive Class C shares of such Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of such Fund, except that shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who already own Class A shares of such Fund may be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this reinvestment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an “eligible fund”) must sell his or her shares of common stock of the eligible fund (the “eligible shares”) back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of a Fund. This option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund’s prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this reinvestment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of shares of such Fund on such day. The Class C CDSC may be waived upon redemption of Class C shares purchased by an investor pursuant to this closed-end fund reinvestment option. Such waiver is subject to the requirement that the investor have held the tendered shares for a minimum of one year and to such other conditions as are set forth in the prospectus for the related closed-end fund.

Distribution Plans

 Reference is made to “Fees and Expenses” in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a “Distribution Plan”) with respect to the account maintenance and/or distribution fees paid by each Fund to the Distributor with respect to such classes.

The Distribution Plans for Class B, Class C and Class D shares provide that each Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rates of 0.25%, 0.25% and 0.10%, respectively, of the average daily net assets of a Fund attributable to shares of the relevant class in order to compensate the Distributor, Merrill Lynch, a selected securities dealer or other financial intermediary (pursuant to a sub-agreement) in connection with account maintenance activities with respect to Class B, Class C and Class D shares. Each of those classes has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan).

28

 The Distribution Plans for Class B and Class C shares provide that each Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rates of 0.25% and 0.35%, respectively, of the average daily net assets of each Fund attributable to the shares of the relevant class in order to compensate the Distributor, Merrill Lynch, a selected dealer or other financial intermediary (pursuant to a sub-agreement) for providing shareholder and distribution services and bearing certain distribution-related expenses of each Fund, including payments to financial consultants for selling Class B and Class C shares of a Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through selected securities dealers and other financial intermediaries without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants, a selected dealer or other financial intermediary in connection with the sale of the Class B and Class C shares.

Each Fund’s Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of each Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to each Fund and each related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the non-interested Trustees concluded that there is reasonable likelihood that each Distribution Plan will benefit the relevant Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of a Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by a Fund without the approval of the related class of shareholders and all material amendments are required to be approved by the vote of Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that a Fund preserve copies of the Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place.

Among other things, each Distribution Plan provides that the Distributor shall provide and the Trustees shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. Payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans annually, as of December 31 of each year, on a “fully allocated accrual” basis and quarterly on a “direct expense and revenue/cash” basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs and the expenses consist of financial consultant compensation.

29

 Set forth below is information regarding the fully allocated accrual data relating to the Class B and Class C shares of each Fund.

	Class B Shares
	Fully Allocated Accrual Revenues Exceed Fully Allocated Accrual Expenses Since Commencement of Operations of Class B Shares* as of December 31, 1999	Percentage of Class B Net Assets at December 31, 1999	Direct Cash Revenues Exceed Direct Cash Expenses Since Commencement of Operations of Class B Shares* as of Fiscal Year Ended July 31, 2000	Percentage of Class B Net Assets at July 31, 2000
Arizona Fund	$ 728,000	1.94%	$1,793,767	5.20%
Arkansas Fund	$ 110,000	2.97%	$ 137,470	4.51%
Colorado Fund	$ 304,000	2.54%	$ 261,014	0.75%
Connecticut Fund	$ 708,000	1.94%	$ 517,482	0.52%
Florida Fund	$2,404,000	2.07%	$4,870,230	54.06%
Maryland Fund	$ 512,000	2.47%	$ 406,545	2.11%
Massachusetts Fund	$ 761,000	1.93%	$1,566,444	4.23%
Michigan Fund	$1,192,000	2.62%	$1,192,630	3.18%
Minnesota Fund	$ 665,000	1.97%	$1,033,342	3.18%
New Jersey Fund	$2,325,000	2.51%	$ 808,201	0.95%
New Mexico Fund	$ 129,000	3.18%	$ 263,745	9.10%
North Carolina Fund	$ 557,000	1.98%	$ 940,211	3.67%
Ohio Fund	$ 840,000	2.00%	$1,323,972	3.49%
Oregon Fund	$ 355,000	3.22%	$ 428,298	4.46%
Pennsylvania Fund	$1,477,000	1.92%	$2,769,966	4.03%
Texas Fund	$ 977,000	2.78%	$1,431,818	4.75%

*	Information with respect to the date of commencement of operations for each Fund’s Class B shares is set forth in Appendix R to this Statement of Additional Information.

	Class C Shares
	Fully Allocated Accrual Revenues Exceed Fully Allocated Accrual Expenses Since Commencement of Operations of Class C Shares* as of December 31, 1999	Percentage of Class C Net Assets at December 31, 1999	Direct Cash Revenues Exceed Direct Cash Expenses Since Commencement of Operations of Class C Shares* as of Fiscal Year Ended July 31, 2000	Percentage of Class C Net Assets at July 31, 2000
Arizona Fund	$ 0	0.00%	$ 22,614	1.82%
Arkansas Fund	$ 7,000	0.31%	$ 14,295	2.33%
Colorado Fund	$ 2,000	0.07%	$ 49,761	2.49%
Connecticut Fund	$12,000	0.24%	$ 69,650	1.37%
Florida Fund	$15,000	0.17%	$150,190	1.78%
Maryland Fund	$10,000	0.44%	$ 48,387	2.42%
Massachusetts Fund	$ 2,000	0.07%	$ 49,761	1.87%
Michigan Fund	$19,000	0.58%	$ 46,118	1.34%
Minnesota Fund	$ 8,000	0.48%	$ 26,316	1.57%
New Jersey Fund	$50,000	0.57%	$122,261	1.51%
New Mexico Fund	$ 0	0.00%	$ 13,973	6.10%
North Carolina Fund	$ 6,000	0.27%	$ 37,132	1.99%
Ohio Fund	$ 8,000	0.37%	$ 45,698	2.22%
Oregon Fund	$ 6,000	0.29%	$ 45,206	2.86%
Pennsylvania Fund	$30,000	0.49%	$111,373	1.89%
Texas Fund	$ 9,000	1.21%	$ 17,993	2.46%

*	Information with respect to the date of commencement of operations for each Fund’s Class C shares is set forth in Appendix R to this Statement of Additional Information.

30

 Set forth below are the distribution fees paid by each Fund to Merrill Lynch pursuant to their respective Distribution Plans for Class B, Class C and Class D shares. All of the amounts expended were allocated to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with the Class B, Class C and Class D shares of each Fund.

	Data calculated as of the Fiscal Year Ended July 31, 2000
	Class B		Class C		Class D
	Paid to the Distributor Pursuant to Class B Distribution Plan	Average Daily Net Assets Subject to Class B Distribution Plan (in millions)	Paid to the Distributor Pursuant to Class C Distribution Plan	Average Daily Net Assets Subject to Class C Distribution Plan (in millions)	Paid to the Distributor Pursuant to Class D Distribution Plan	Average Daily Net Assets Subject to Class D Distribution Plan (in millions)
Arizona Fund	$186,957	$ 37.5	$ 6,350	$1.1	$ 3,841	$ 3.9
Arkansas Fund	$ 18,843	$ 3.8	$ 5,323	$0.9	$ 699	$ 0.7
Colorado Fund	$ 60,439	$ 12.1	$ 4,047	$0.7	$ 3,352	$ 3.4
Connecticut Fund	$184,971	$ 37.1	$31,554	$5.3	$ 5,814	$ 5.8
Florida Fund	$565,894	$113.5	$54,089	$9.0	$28,505	$28.8
Maryland Fund	$104,280	$ 20.9	$13,754	$2.3	$ 1,028	$ 1.0
Massachusetts Fund	$197,655	$ 39.6	$16,916	$2.8	$ 3,094	$ 3.1
Michigan Fund	$223,624	$ 44.8	$21,197	$3.5	$ 3,010	$ 3.0
Minnesota Fund	$169,991	$ 34.1	$ 9,944	$1.7	$ 1,798	$ 1.8
New Jersey Fund	$472,747	$ 94.8	$51,816	$8.7	$ 8,354	$ 8.4
New Mexico Fund	$ 20,101	$ 4.0	$ 1,649	$0.3	$ 1,271	$ 1.3
North Carolina Fund	$141,461	$ 28.4	$12,477	$2.1	$ 2,740	$ 2.7
Ohio Fund	$211,399	$ 42.4	$13,165	$2.2	$ 4,858	$ 4.9
Oregon Fund	$ 53,022	$ 10.6	$12,484	$2.1	$ 1,140	$ 1.1
Pennsylvania Fund	$388,564	$ 77.9	$37,588	$6.3	$ 7,586	$ 7.6
Texas Fund	$177,331	$ 35.6	$ 4,483	$0.7	$ 946	$ 0.9

Limitations on the Payment of Deferred Sales Charges

The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to a Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by a Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the “voluntary maximum”) in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, a Fund will not make further payments of the distribution fee with respect to Class B shares and any CDSCs will be paid to such Fund rather than to the Distributor; however, each Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

The following table sets forth comparative information as of July 31, 2000 with respect to the Class B and Class C shares of each Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to the Class B shares, the Distributor’s voluntary maximum.

31

	Class B Shares for the Period from Commencement of Operations(6) to Fiscal Year Ended July 31, 2000 Data calculated as of July 31, 2000 (in thousands)
	Eligible Gross Sales (1)	Allowable Aggregate Sales Charges(2)	Allowable Interest on Unpaid Balance(3)	Maximum Amount Payable	Amounts Previously Paid to Distributor (4)	Aggregate Unpaid Balance	Annual Distribution Fee at Current Net Asset Level(5)
Arizona Fund
Under NASD Rule as Adopted	$114,762	$ 7,161	$ 4,896	$12,057	$2,486	$ 9,571	$ 86
Under Distributor’s Voluntary Waiver	$114,762	$ 7,173	$ 573	$ 7,746	$2,486	$ 5,260	$ 86

Arkansas Fund
Under NASD Rule as Adopted	$ 10,663	$ 666	$ 347	$ 1,013	$ 214	$ 799	$ 8
Under Distributor’s Voluntary Waiver	$ 10,663	$ 666	$ 54	$ 720	$ 214	$ 506	$ 8

Colorado Fund
Under NASD Rule as Adopted	$ 25,138	$ 1,536	$ 885	$ 2,421	$ 450	$ 1,971	$ 26
Under Distributor’s Voluntary Waiver	$ 25,138	$ 1,571	$ 125	$ 1,696	$ 450	$ 1,246	$ 26

Connecticut Fund
Under NASD Rule as Adopted	$ 51,249	$ 3,248	$ 1,176	$ 4,424	$ 883	$ 3,541	$ 87
Under Distributor’s Voluntary Waiver	$ 51,249	$ 3,203	$ 256	$ 3,459	$ 883	$ 2,576	$ 87

Florida Fund
Under NASD Rule as Adopted	$334,831	$20,868	$14,686	$35,554	$6,830	$28,724	$250
Under Distributor’s Voluntary Waiver	$334,831	$20,827	$ 1,674	$22,601	$6,830	$15,771	$250

Maryland Fund
Under NASD Rule as Adopted	$ 41,094	$ 2,563	$ 1,133	$ 3,696	$ 737	$ 2,959	$ 48
Under Distributor’s Voluntary Waiver	$ 41,094	$ 2,568	$ 206	$ 2,774	$ 737	$ 2,037	$ 48

Massachusetts Fund
Under NASD Rule as Adopted	$106,883	$ 6,630	$ 4,348	$10,978	$2,241	$ 8,737	$ 93
Under Distributor’s Voluntary Waiver	$106,883	$ 6,680	$ 535	$ 7,215	$2,241	$ 4,974	$ 93

(Footnotes are on page 34)


32

	Class B Shares for the Period from Commencement of Operations(6) to Fiscal Year Ended July 31, 2000 Data calculated as of July 31, 2000 (in thousands)
	Eligible Gross Sales (1)	Allowable Aggregate Sales Charges(2)	Allowable Interest on Unpaid Balance(3)	Maximum Amount Payable	Amounts Previously Paid to Distributor (4)	Aggregate Unpaid Balance	Annual Distribution Fee at Current Net Asset Level(5)
Michigan Fund
Under NASD Rule as Adopted	$104,856	$ 6,543	$ 3,826	$10,369	$ 1,920	$ 8,449	$ 94
Under Distributor’s Voluntary Waiver	$104,856	$ 6,543	$ 3,524	$ 7,078	$ 1,920	$ 5,158	$ 94

Minnesota Fund
Under NASD Rule as Adopted	$ 75,437	$ 4,715	$ 3,242	$ 7,957	$ 1,442	$ 6,515	$ 81
Under Distributor’s Voluntary Waiver	$ 75,437	$ 4,715	$ 377	$ 5,092	$ 1,442	$ 3,650	$ 81

New Jersey Fund
Under NASD Rule as Adopted	$302,252	$18,747	$12,962	$31,709	$ 6,139	$25,570	$ 213
Under Distributor’s Voluntary Waiver	$302,252	$18,891	$ 1,511	$20,402	$ 6,139	$14,263	$ 213

New Mexico Fund
Under NASD Rule as Adopted	$ 17,175	$ 1,073	$ 531	$ 1,604	$ 401	$ 1,203	$ 7
Under Distributor’s Voluntary Waiver	$ 17,175	$ 1,073	$ 86	$ 1,159	$ 401	$ 758	$ 7

North Carolina Fund
Under NASD Rule as Adopted	$ 67,913	$ 4,196	$ 2,626	$ 6,822	$ 1,337	$ 5,485	$ 64
Under Distributor’s Voluntary Waiver	$ 67,913	$ 4,245	$ 339	$ 4,584	$ 1,337	$ 3,247	$ 64

Ohio Fund
Under NASD Rule as Adopted	$ 95,824	$ 5,951	$ 3,700	$ 9,651	$ 1,881	$ 7,770	$ 95
Under Distributor’s Voluntary Waiver	$ 95,824	$ 5,989	$ 479	$ 6,468	$ 1,881	$ 4,587	$ 95

Oregon Fund
Under NASD Rule as Adopted	$ 38,277	$ 2,385	$ 1,399	$ 3,784	$ 723	$ 3,061	$ 24
Under Distributor’s Voluntary Waiver	$ 38,277	$ 2,392	$ 192	$ 3,784	$ 723	$ 1,861	$ 24

Pennsylvania Fund
Under NASD Rule as Adopted	$184,867	$11,557	$ 7,569	$19,126	$ 3,747	$15,379	$172
Under Distributor’s Voluntary Waiver	$184,867	$11,557	$ 924	$12,478	$ 3,747	$ 8,731	$172

Texas Fund
Under NASD Rule as Adopted	$104,319	$ 6,500	$ 4,657	$11,157	$ 2,229	$ 8,928	$ 75
Under Distributor’s Voluntary Waiver	$104,319	$ 6,500	$ 521	$ 7,041	$ 2,229	$ 4,812	$ 75

(Footnotes are on page 34)


33

	Class C Shares for the Period from Commencement of Operations(6) to Fiscal Year Ended July 31, 2000 Data calculated as of July 31, 2000 (in thousands)
	Eligible Gross Sales (1)	Allowable Aggregate Sales Charges(2)	Allowable Interest on Unpaid Balance(3)	Maximum Amount Payable	Amounts Previously Paid to Distributor (4)	Aggregate Unpaid Balance	Annual Distribution Fee at Current Net Asset Level(5)
Arizona Fund
Under NASD Rule as Adopted	$ 3,004	$ 188	$ 70	$ 258	$ 24	$ 234	$ 4

Arkansas Fund
Under NASD Rule as Adopted	$ 1,618	$ 2	$ 41	$ 43	$ 18	$ 124	$ 3

Colorado Fund
Under NASD Rule as Adopted	$ 1,397	$ 85	$ 27	$ 112	$ 14	$ 98	$ 2

Connecticut Fund
Under NASD Rule as Adopted	$ 9,049	$ 566	$151	$ 717	$ 70	$ 646	$18

Florida Fund
Under NASD Rule as Adopted	$15,246	$ 932	$313	$1,234	$151	$1,083	$30

Maryland Fund
Under NASD Rule as Adopted	$ 5,241	$ 328	$108	$ 436	$ 50	$ 386	$ 7

Massachusetts Fund
Under NASD Rule as Adopted	$ 5,759	$ 17	$ 97	$ 114	$ 54	$ 404	$ 9

Michigan Fund
Under NASD Rule as Adopted	$ 6,200	$ 388	$108	$ 496	$ 49	$ 446	$12

Minnesota Fund
Under NASD Rule as Adopted	$ 2,749	$ 172	$ 57	$ 229	$ 27	$ 201	$ 6

New Jersey Fund
Under NASD Rule as Adopted	$16,169	$1,011	$298	$1,309	$133	$1,176	$28

New Mexico Fund
Under NASD Rule as Adopted	$ 1,397	$ 87	$ 31	$ 118	$ 14	$ 105	$ 8

North Carolina Fund
Under NASD Rule as Adopted	$ 3,905	$ 241	$ 89	$ 330	$ 37	$ 293	$ 7

Ohio Fund
Under NASD Rule as Adopted	$ 5,582	$ 349	$123	$ 472	$ 47	$ 425	$ 7

Oregon Fund
Under NASD Rule as Adopted	$ 4,753	$ 286	$102	$ 388	$ 46	$ 342	$ 6

Pennsylvania Fund
Under NASD Rule as Adopted	$11,456	$ 716	$247	$ 963	$113	$ 850	$21

Texas Fund
Under NASD Rule as Adopted	$ 2,348	$ 147	$ 59	$ 205	$ 21	$ 184	$ 3

(1)	Purchase price of all eligible Class B or Class C shares sold during the periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.
(2)	Includes amounts attributable to exchanges from Summit Cash Reserves Fund (“Summit”) which are not reflected in Eligible Gross Sales. Shares of Summit can only be purchased by exchange from another fund (the “redeemed fund”). Upon such an exchange, the maximum allowable sales charge payment to the redeemed fund is reduced in accordance with the amount of the redemption. This amount is then added to the maximum allowable sales charge payment with respect to Summit. Upon an exchange out of Summit, the remaining balance of this amount is deducted from the maximum allowable sales charge payment to Summit and added to the maximum allowable sales charge payment to the fund into which the exchange is made.
(3)	Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.
(4)	Consists of CDSC payments, distribution fee payments and accruals. See “What are the Fund’s fees and expenses?” in each Fund’s Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder’s participation in the Merrill Lynch Mutual Fund Advisor (Merrill Lynch MFASM) Program (the “MFA Program”). The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA Program.
(5)	Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum (with respect to Class B shares) or the NASD maximum (with respect to Class B and Class C shares).
(6)	Information with respect to the date of commencement of operations for each class of shares of each Fund is set forth in Appendix R to this Statement of Additional Information.

34

REDEMPTION OF SHARES

 Reference is made to “How to Buy, Sell, Transfer and Exchange Shares” in each Fund’s Prospectus.

Each Fund is required to redeem for cash all shares of the respective Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the NYSE is restricted as determined by the Commission or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of a Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Funds.

The value of shares at the time of redemption may be more or less than the shareholder’s cost, depending in part on the market value of the securities held by each Fund at such time.

The Trust, on behalf of each Fund, has entered into a joint committed line of credit with other investment companies advised by the Manager and its affiliates and a syndicate of banks that is intended to provide the Funds with a temporary source of cash to be used to meet redemption requests from Fund shareholders in extraordinary or emergency circumstances.

Redemption

 A shareholder wishing to redeem shares held with the Transfer Agent may do so without charge by tendering the shares directly to the Transfer Agent at Financial Data Services, Inc., PO Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to a Fund. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent’s register. The signature(s) on the redemption requests may require a guarantee by an “eligible guarantor institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the “Exchange Act”), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons in whose name(s) shares are recorded on the Transfer Agent’s register; (ii) all checks must be mailed to the stencil address of record on the Transfer Agent’s register and (iii) the stencil address must not have changed within 30 days. Certain rules may apply regarding certain account types such as but not limited to UGMA/UTMA accounts, Joint Tenancies With Rights of Survivorship, contra broker transactions, and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority.

A shareholder may also redeem shares held with the Transfer Agent by telephone request. To request a redemption from your account, call the Transfer Agent at 1-800-MER-FUND. The request must be made by the shareholder of record and be for an account less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored in the following situations: the accountholder is deceased, the proceeds are to be sent to someone other than the shareholder of record, funds are to be wired to the client’s bank account, a systematic withdrawal plan is in effect, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced, the address on the account has changed within the last 30 days or share certificates have been issued on the account.

35

 Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemption may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. A Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption. At various times a Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). A Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of such Fund shares, which will usually not exceed 10 days. In the event that a shareholder account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by a Fund.

Repurchase

 Each Fund also will repurchase its shares through a shareholder’s listed selected securities dealer or other financial intermediary. A Fund normally will accept orders to repurchase Fund shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the selected securities dealer or other financial intermediary prior to the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) and such request is received by a Fund from such selected securities dealer or other financial intermediary not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to a Fund not later than 30 minutes after the close of business on the NYSE, in order to obtain that day’s closing price.

The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by a Fund (other than any applicable CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to a Fund. Merrill Lynch, selected securities dealers or other financial intermediaries may charge customers a processing fee (Merrill Lynch currently charges $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Transfer Agent on accounts held at the Transfer Agent are not subject to the processing fee. Each Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by a Fund may redeem such Fund shares as set forth above.

Reinstatement Privilege — Class A and Class D Shares

 Shareholders who have redeemed their Class A or Class D shares of a Fund have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of such Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor’s Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

PRICING OF SHARES

Determination of Net Asset Value

Reference is made to “How Shares are Priced” in the Prospectus.

 The net asset value of the shares of all classes of each Fund is determined by the Manager once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. The NYSE is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

36

 Net asset value is computed by dividing the value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Manager and Distributor, are accrued daily.

The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover, the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of a Fund. The per share net asset value of Class C shares will generally be lower than the per share net asset value of Class B shares reflecting the daily expense accruals of the higher distribution fees applicable with respect to Class C shares. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differentials between the classes.

The State Municipal Bonds and Municipal Bonds and other portfolio securities in which a Fund invests are traded primarily in over-the-counter (“OTC”) municipal bond and money markets and are valued at the last available bid price for long positions and at the last available ask price for short positions in the OTC market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. One bond is the “yield equivalent” of another bond when, taking into account market price, maturity, coupon rate, credit rating and ultimate return of principal, both bonds will theoretically produce an equivalent return to the bondholder. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with a remaining maturity of 60 days or less are valued on an amortized cost basis which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may use a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

37

Computation of Offering Price Per Share

 An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of each Fund based on the value of the Fund’s net assets and number of shares outstanding on July 31, 2000 is set forth below.

	Class A
	Net Assets	Number of Shares Outstanding	Net Asset Value Per Share (net assets divided by number of shares outstanding)	Sales Charge (4.00% of offering price; 4.17% of net asset value per share)*	Offering Price
Arizona Fund	$11,524,665	1,123,754	$10.26	$.43	$10.69
Arkansas Fund	$ 1,755,413	171,511	$10.23	$.43	$10.66
Colorado Fund	$ 7,266,303	767,129	$ 9.47	$.39	$ 9.86
Connecticut Fund	$ 6,904,811	676,232	$10.21	$.43	$10.64
Florida Fund	$30,242,586	3,108,667	$ 9.73	$.41	$10.14
Maryland Fund	$ 1,770,562	188,438	$ 9.40	$.39	$ 9.79
Massachusetts Fund	$ 3,930,243	386,440	$10.17	$.42	$10.59
Michigan Fund	$ 9,309,912	976,644	$ 9.53	$.40	$ 9.93
Minnesota Fund	$ 4,141,200	401,101	$10.32	$.43	$10.75
New Jersey Fund	$24,741,695	2,491,174	$ 9.93	$.41	$10.34
New Mexico Fund	$ 1,847,610	190,260	$ 9.71	$.40	$10.11
North Carolina Fund	$ 7,177,362	708,169	$10.14	$.42	$10.56
Ohio Fund	$ 6,059,799	597,999	$10.13	$.42	$10.55
Oregon Fund	$ 1,791,094	186,797	$ 9.59	$.40	$ 9.99
Pennsylvania Fund	$14,493,554	1,375,225	$10.54	$.44	$10.98
Texas Fund	$ 5,923,388	608,124	$ 9.74	$.41	$10.15

	Class B
	Net Assets	Number of Shares Outstanding	Net Asset Value Per Share (net assets divided by number of shares outstanding)	Sales Charge	Offering Price
Arizona Fund	$ 34,564,736	3,370,243	$10.26	**	$10.26
Arkansas Fund	$ 3,047,368	297,842	$10.23	**	$10.23
Colorado Fund	$ 10,435,513	1,101,747	$ 9.47	**	$ 9.47
Connecticut Fund	$ 34,989,522	3,426,257	$10.21	**	$10.21
Florida Fund	$100,058,740	10,285,372	$ 9.73	**	$ 9.73
Maryland Fund	$ 19,257,507	2,049,023	$ 9.40	**	$ 9.40
Massachusetts Fund	$ 37,034,940	3,641,543	$10.17	**	$10.17
Michigan Fund	$ 37,514,002	3,935,262	$ 9.53	**	$ 9.53
Minnesota Fund	$ 32,523,656	3,149,476	$10.33	**	$10.33
New Jersey Fund	$ 85,194,769	8,577,721	$ 9.93	**	$ 9.93
New Mexico Fund	$ 2,899,430	298,529	$ 9.71	**	$ 9.71
North Carolina Fund	$ 25,533,027	2,518,843	$10.14	**	$10.14
Ohio Fund	$ 37,863,580	3,736,568	$10.13	**	$10.13
Oregon Fund	$ 9,608,456	1,001,916	$ 9.59	**	$ 9.59
Pennsylvania Fund	$ 68,722,883	6,520,865	$10.54	**	$10.54
Texas Fund	$ 30,090,347	3,089,282	$ 9.74	**	$ 9.74

38

	Class C
	Net Assets	Number of Shares Outstanding	Net Asset Value Per Share (net assets divided by number of shares outstanding)	Sales Charge	Offering Price
Arizona Fund	$1,244,049	121,387	$10.25	**	$10.25
Arkansas Fund	$ 824,743	80,577	$10.24	**	$10.24
Colorado Fund	$ 574,701	60,655	$ 9.47	**	$ 9.47
Connecticut Fund	$5,085,130	497,623	$10.22	**	$10.22
Florida Fund	$8,496,630	874,906	$ 9.71	**	$ 9.71
Maryland Fund	$2,002,426	213,002	$ 9.40	**	$ 9.40
Massachusetts Fund	$2,663,635	262,141	$10.16	**	$10.16
Michigan Fund	$3,440,224	360,874	$ 9.53	**	$ 9.53
Minnesota Fund	$1,672,059	161,895	$10.33	**	$10.33
New Jersey Fund	$8,121,492	817,943	$ 9.93	**	$ 9.93
New Mexico Fund	$ 228,981	23,567	$ 9.72	**	$ 9.72
North Carolina Fund	$1,867,517	184,266	$10.13	**	$10.13
Ohio Fund	$2,057,260	203,035	$10.13	**	$10.13
Oregon Fund	$1,582,566	164,904	$ 9.60	**	$ 9.60
Pennsylvania Fund	$5,874,506	557,358	$10.54	**	$10.54
Texas Fund	$ 732,777	75,148	$ 9.75	**	$ 9.75

	Class D
	Net Assets	Number of Shares Outstanding	Net Asset Value Per Share (net assets divided by number of shares outstanding)	Sales Charge (4.00% of offering price; 4.17% of net asset value per share)*	Offering Price
Arizona Fund	$ 4,406,259	430,020	$10.25	$.43	$10.68
Arkansas Fund	$ 515,125	50,345	$10.23	$.43	$10.66
Colorado Fund	$ 3,087,770	326,181	$ 9.47	$.39	$ 9.86
Connecticut Fund	$ 5,722,878	560,285	$10.21	$.43	$10.64
Florida Fund	$25,725,143	2,648,818	$ 9.71	$.40	$10.11
Maryland Fund	$ 977,626	104,069	$ 9.39	$.39	$ 9.78
Massachusetts Fund	$ 2,930,915	288,112	$10.17	$.42	$10.59
Michigan Fund	$ 2,229,615	234,085	$ 9.52	$.40	$ 9.92
Minnesota Fund	$ 1,598,555	154,697	$10.33	$.43	$10.76
New Jersey Fund	$ 7,415,654	746,281	$ 9.94	$.41	$10.35
New Mexico Fund	$ 1,292,351	133,081	$ 9.71	$.40	$10.11
North Carolina Fund	$ 2,811,997	277,350	$10.14	$.42	$10.56
Ohio Fund	$ 4,115,588	406,305	$10.13	$.42	$10.55
Oregon Fund	$ 854,299	89,069	$ 9.59	$.40	$ 9.99
Pennsylvania Fund	$ 6,673,475	632,509	$10.55	$.44	$10.99
Texas Fund	$ 944,274	96,801	$ 9.75	$.41	$10.16

*	Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
**	Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See “Purchase of Shares — Deferred Sales Charge Alternatives — Class B and Class C Shares — Contingent Deferred Sales Charges — Class B Shares” and “ — Contingent Deferred Sales Charges — Class C Shares” herein.

39

PORTFOLIO TRANSACTIONS AND BROKERAGE

Transactions in Portfolio Securities

 Subject to policies established by the Trustees, the Manager is primarily responsible for the execution of each Fund’s portfolio transactions. The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Funds. Where possible, the Trust deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Trust to obtain the best results in conducting portfolio transactions for a Fund, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The portfolio securities of each Fund generally are traded on a principal basis and normally do not involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of a Fund primarily consists of dealer or underwriter spreads. While reasonable competitive spreads or commissions are sought, a Fund will not necessarily be paying the lowest spread or commission available. Transactions with respect to the securities of small and emerging growth companies in which a Fund may invest may involve specialized services on the part of the broker or dealer and thereby entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.

Subject to obtaining the best net results, dealers who provide supplemental investment research (such as information concerning tax-exempt securities, economic data and market forecasts) to the Manager may receive orders for transactions by a Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under its Management Agreement and the expense of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Manager in servicing all of its accounts and all such research might not be used by the Manager in connection with a Fund. Consistent with the Conduct Rules of the NASD and policies established by the Trustees of the Trust, the Manager may consider sales of shares of a Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for such Fund.

Because of the affiliation of Merrill Lynch with the Manager, each Fund is prohibited from engaging in certain transactions involving such firm or its affiliates except pursuant to an exemptive order under the Investment Company Act. Included among such restricted transactions are purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. Under an exemptive order, the Trust may effect principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities subject to conditions set forth in such order. Information regarding transactions executed pursuant to the exemptive order is set forth in the following table:

	For the Fiscal Year Ended July 31, 2000*		For the Fiscal Year Ended July 31, 1999*		For the Fiscal Year Ended July 31, 1998*
	Number of Transactions	Approximate Aggregate Market Value of Transactions	Number of Transactions	Approximate Aggregate Market Value of Transactions	Number of Transactions	Approximate Aggregate Market Value of Transactions
Arizona Fund	0	$ 0	0	$ 0	1	$2,100,000
Arkansas Fund	0	$ 0	5	$1,300,000	12	$5,715,000
Colorado Fund	0	$ 0	0	$ 0	2	$2,200,000
Connecticut Fund	1	$ 800,000	2	$2,100,000	2	$1,300,000
Maryland Fund	0	$ 0	1	$ 400,000	5	$2,600,000
Massachusetts Fund	0	$ 0	8	$9,600,000	5	$1,000,000
New Jersey Fund	1	$ 2,600,000	0	$ 0	0	$ 0
North Carolina Fund	8	$10,600,000	1	$ 500,000	0	$ 0
Oregon Fund	0	$ 0	2	$1,095,000	3	$2,000,000

*	Florida Fund, Michigan Fund, Minnesota Fund, New Mexico Fund, Ohio Fund, Pennsylvania Fund and Texas Fund executed no transactions under the order for the fiscal years ended July 31, 1998, 1999 and 2000.

An affiliated person of the Trust may serve as broker for a Fund in OTC transactions conducted on an agency basis. Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the Investment Company Act in order to seek to recapture underwriting and dealer

40

spreads from affiliated entities. The Trustees have considered all factors deemed relevant and have made a determination not to seek such recapture at this time. The Trustees will reconsider this matter from time to time.

No Fund may purchase securities, including Municipal Bonds, during the existence of any underwriting syndicate of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Trustees of the Trust which either comply with rules adopted by the Commission or with interpretations of the Commission staff. Rule 10f-3 under the Investment Company Act sets forth conditions under which a Fund may purchase Municipal Bonds from an underwriting syndicate of which Merrill Lynch is a member. The rule sets forth requirements relating to, among other things, the terms of an issue of Municipal Bonds purchased by a Fund, the amount of Municipal Bonds that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue.

Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for a Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from such Fund and annual statements as to aggregate compensation will be provided to such Fund.

Because of different objectives or other factors, a particular security may be bought for one or more clients of the Manager or an affiliate when one or more clients of the Manager or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Fund or other clients or funds for which the Manager or an affiliate acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

SHAREHOLDER SERVICES

 The Trust offers a number of shareholder services and investment plans described below that are designed to facilitate investment in shares of the Funds. Full details as to each of such services, copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Funds, by calling the telephone number on the cover page hereof, or from the Distributor, Merrill Lynch, a selected securities dealer or other financial intermediary.

Investment Accounts

 Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements will also show any other activity in the account since the preceding statement. Shareholders will also receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. A shareholder may also maintain an account through Merrill Lynch, a selected securities dealer or other financial intermediary. Upon the transfer of shares out of a Merrill Lynch brokerage account or an account maintained with a selected securities dealer or other financial intermediary, an Investment Account in the transferring shareholder’s name may be opened automatically at the Transfer Agent.

Share certificates are issued only for full shares and only upon the specific request of a shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

41

Shareholders may transfer their Fund shares from Merrill Lynch, a selected securities dealer or other financial intermediary, to another securities dealer or other financial intermediary that has entered into a selected dealer agreement with Merrill Lynch. Certain shareholder services may not be available for the transferred shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer and all future trading of these assets must be coordinated by the new firm. If a shareholder wishes to transfer his or her shares to a securities dealer or other financial intermediary that has not entered into a selected dealer agreement with Merrill Lynch, the shareholder must either (i) redeem his or her shares, paying any applicable CDSC or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. The shareholder may also request the new securities dealer to maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer for the benefit of the shareholder whether the securities dealer has entered into a selected dealer agreement or not.

Exchange Privilege

 U.S. shareholders of each class of shares of each Fund have an exchange privilege with certain other Select Pricing Funds and Summit Cash Reserves Fund (“Summit”), a series of Financial Institutions Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated for exchange by holders of Class A, Class B, Class C and Class D shares of Select Pricing Funds. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes. Such treatment may also apply for state and local tax purposes.

Exchanges of Class A and Class D Shares. Class A shareholders may exchange Class A shares of a Fund for Class A shares of a second Select Pricing Fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second Select Pricing Fund, but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second Select Pricing Fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class D shares are exchangeable with shares of the same class of other Select Pricing Funds.

Exchanges of Class A or Class D shares outstanding (“outstanding Class A or Class D shares”) for Class A or Class D shares of other Select Pricing Funds or for Class A shares of Summit, (“new Class A or Class D shares”) are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the “sales charge previously paid” shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A or Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares generally may be exchanged into the Class A or Class D shares, respectively, of the other funds with a reduced sales charge or without a sales charge.

Exchanges of Class B and Class C Shares. Certain Select Pricing Funds with Class B or Class C shares outstanding (“outstanding Class B or Class C shares”) offer to exchange their Class B or Class C shares for Class B or Class C shares, respectively, of certain other Select Pricing Funds or for Class B shares of Summit (“new Class B or Class C shares”) on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B

42

shareholders of a Fund exercising the exchange privilege will continue to be subject to such Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of a Fund acquired through use of the exchange privilege will be subject to such Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the CDSC that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is “tacked” to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of a Fund for those of Merrill Lynch Small Cap Value Fund, Inc. (“Small Cap Value Fund”) after having held such Fund’s Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Small Cap Value Fund and receive cash. There will be no CDSC due on this redemption, since by “tacking” the two and a half year holding period of Fund Class B shares to the three-year holding period for the Small Cap Value Fund Class B shares, the investor will be deemed to have held the Small Cap Value Fund Class B shares for more than five years.

Exchanges for Shares of a Money Market Fund. Class A and Class D shares of any Fund are exchangeable for Class A shares of Summit and Class B and Class C shares of any Fund are exchangeable for Class B shares of Summit. Class A shares of Summit have an exchange privilege back into Class A or Class D shares of Select Pricing Funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of Select Pricing Funds and, in the event of such an exchange, the period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares. This exchange privilege does not apply with respect to certain Merrill Lynch fee-based programs for which alternate exchange arrangements may exist. Please see your Merrill Lynch Financial Consultant for further information.

Prior to October 12, 1998, exchanges from the Funds and other Select Pricing Funds into a money market Fund were directed to certain Merrill Lynch-sponsored money market funds other than Summit. Shareholders who exchanged Select Pricing Fund shares for shares of such other money market funds and subsequently wish to exchange those money market fund shares for shares of a Fund will be subject to the CDSC schedule applicable to such Fund shares, if any. The holding period for those money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period. However, the holding period for Class B or Class C shares of a Fund received in exchange for such money market fund shares will be aggregated with the holding period for the fund shares originally exchanged for such money market fund shares for purposes of reducing the CDSC or satisfying the Conversion Period.

Exchanges by Participants in the MFA Program. A Fund’s exchange privilege is also modified with respect to purchases of Class A and Class D shares by investors under the MFA Program. First, the initial allocation of assets is made under the MFA Program. Then any subsequent exchange under the MFA Program of Class A or Class D shares of a Select Pricing Fund for Class A or Class D shares of a Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other Select Pricing Fund and the sales charge payable on the shares of a Fund being acquired in the exchange under the MFA Program.

Exercise of the Exchange Privilege. To exercise the exchange privilege, a shareholder should contact his or her Merrill Lynch Financial Consultant, who will advise such Fund of the exchange. Shareholders of a Fund, and shareholders of the other Select Pricing Funds with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers or other financial intermediary. Each Fund reserves the right to require a properly completed Exchange Application. Telephone exchange requests are also available in accounts held with the Transfer Agent for amounts up to $50.00. To request an exchange from your account, call the Transfer Agent at 1-800-MER-FUND. The request must be from the shareholder of record. Before telephone requests will be honored, signature approval from all shareholders of record must be obtained. The shares being exchanged must have been held for at least 15 days. Telephone requests for an exchange will not be honored in the following situations: the accountholder is deceased, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced or the address of the

43

account has changed within the last 30 days. Telephone exchanges may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. Each Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

This exchange privilege may be modified or terminated in accordance with the rules of the Commission. Each Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. Shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

Fee-Based Programs

Certain fee based programs offered by Merrill Lynch and other financial intermediaries, including pricing alternatives for securities transactions (each referred to in this paragraph as a “Program”), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another financial intermediary, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program’s client agreement and from the Transfer Agent at 1-800-MER-FUND or 1-800-637-3863.

Automatic Investment Plans

A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor) or Class B, Class C or Class D shares at the applicable public offering price. These purchases may be made either through the shareholder’s securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a Fund’s Automatic Investment Plan. Under an Automatic Investment Plan, a Fund would be authorized, on a regular basis, to provide systematic additions to the Investment Account of a shareholder through charges of $50 or more to the regular bank account of that shareholder by either pre-authorized checks or automated clearing house debits. An investor whose shares of a Fund are held within a CMA® or CBA® Account may arrange to have periodic investments made in such Fund in amounts of $100 or more through the CMA® or CBA® Automatic Investment Program.

Automatic Dividend Reinvestment Plan

Unless specific instructions are given as to the method of payment, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of a Fund. Such reinvestment will be at the net asset value of shares of such Fund as determined as of the close of business on the NYSE on the monthly payment date for such dividends. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends.

Shareholders may, at any time, elect to have subsequent dividends paid in cash, rather than reinvested in shares of a Fund or vice versa (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). If the shareholder’s account is maintained with the Transfer Agent, he or she may contact the Transfer Agent in writing or by telephone (1-800-MER-FUND). For other

44

accounts, the shareholder should contact his or her Merrill Lynch Financial Consultant, selected securities dealer or other financial intermediary. Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Funds are not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder’s bank account.

Systematic Withdrawal Plan

     A shareholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders that have acquired shares of a Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder’s account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and the class of shares to be redeemed. Redemptions will be made at net asset value as determined as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed as of the close of business on the NYSE on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends on all shares in the Investment Account are automatically reinvested in shares of such Fund. A shareholder’s Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the respective Fund, the Transfer Agent or the Distributor.

With respect to redemptions of Class B or Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See “Purchase of Shares — Deferred Sales Charge Alternatives — Class B and Class C Shares.” Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will be applied thereafter to Class D shares if the shareholder so elects. If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Merrill Lynch Financial Consultant.

 Withdrawal payments should not be considered as dividends. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder’s original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Funds will not knowingly accept purchase orders for shares of a Fund from investors that maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year’s scheduled withdrawals or $1,200, whichever is greater. Automatic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

Alternatively, a shareholder whose shares are held within a CMA® or CBA® Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA® or CBA® Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder’s account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA® or CBA®

45

Systematic Redemption Program is not available if a Fund’s shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA® or CBA® Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.

DIVIDENDS AND TAXES

Dividends

The net investment income of each Fund is declared as dividends daily prior to the determination of the net asset value, which is calculated as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on that day. The net investment income of a Fund for dividend purposes consists of interest earned on portfolio securities, less expenses, in each case computed since the most recent determination of net asset value. Expenses of each Fund, including the management fees and the account maintenance and distribution fees, are accrued daily. Dividends of net investment income are declared daily and reinvested monthly in the form of additional full and fractional shares of the relevant Fund at net asset value as of the close of business on the “payment date” unless the shareholder elects to receive such dividends in cash. Shares will accrue dividends as long as they are issued and outstanding. Shares are issued and outstanding from the settlement date of a purchase order to the day prior to the settlement date of a redemption order.

All net realized capital gains, if any, are declared and distributed to each Fund’s shareholders at least annually. Capital gain dividends will be reinvested automatically in shares of the respective Fund unless the shareholder elects to receive such dividends in cash.

The per share dividends on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class. See “Pricing of Shares — Determination of Net Asset Value.”

 See “Shareholder Services” for information as to how to elect either dividend reinvestment or cash payments. Portions of dividends which are taxable to shareholders as described below are subject to income tax whether they are reinvested in shares of a Fund or received in cash.

Taxes

 The Trust intends to continue to qualify each Fund for the special tax treatment afforded regulated investment companies (“RICs”) under the Code. As long as a Fund so qualifies, that Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Trust intends to cause each Fund to distribute substantially all of such income.

As discussed in each Fund’s Prospectus, the Trust has established a number of series, each referred to herein as a “Fund.” Each Fund is treated as a separate corporation for Federal income tax purposes, and therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described in each Fund’s Prospectus and herein. Losses in one Fund do not offset gains in another Fund, and the requirements (other than certain organizational requirements) for qualifying for RIC status will be determined at the Fund level rather than at the Trust level.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of a RIC, such as each of the Funds, that pays exempt-interest dividends.

The Trust intends to qualify each Fund to pay “exempt-interest dividends” as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of such Fund’s total assets consists of obligations exempt from Federal income tax (“tax-exempt obligations”) under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to pay exempt-interest dividends to its Class A, Class B, Class C and Class D shareholders (together the “shareholders”). Exempt-interest dividends are dividends or any part thereof paid by a Fund that are attributable to interest on tax-exempt obligations and designated by the Trust as exempt-interest dividends in a written notice mailed to such Fund’s shareholders within 60 days after the close of a Fund’s taxable year. Each Fund will allocate

46

interest from tax-exempt obligations (as well as ordinary income, capital gains and tax preference items discussed below) among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of shares) that is based upon the gross income that is allocable to the Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe.

The Trust will allocate exempt-interest dividends among Class A, Class B, Class C and Class D shareholders for state income tax purposes based on a method similar to that described above for Federal income tax purposes.

Exempt-interest dividends will be excludable from a shareholder’s gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person’s social security and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends, such as each of the Funds, will not be deductible by the investor for Federal or, generally for state personal income tax purposes, to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisors with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a “substantial user” or “related person” under Code Section 147(a) with respect to property financed with the proceeds of an issue of “industrial development bonds” or “private activity bonds,” if any, held by a Fund.

To the extent any Fund’s distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses (“ordinary income dividends”), such distributions are considered ordinary income for Federal income tax purposes and for income tax purposes of the designated state. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options (“capital gain dividends”) are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares. Certain categories of capital gains are taxable at different rates for Federal income tax purposes. Generally not later than 60 days after the close of each Fund’s taxable year, the Trust will provide shareholders of each Fund with a written notice designating the amounts of any exempt-interest dividends and capital gain dividends, as well as any amount of capital gain dividends in the different categories of capital gain referred to above. Additionally, the Trust will inform shareholders annually regarding the portion of a Fund’s distributions that constitutes exempt-interest dividends and the portion that is exempt from income taxes and/or intangibles taxes, if applicable, in the relevant state. Distributions by a Fund, whether from exempt-interest income, ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code.

All or a portion of a Fund’s gains from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of a Fund’s shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The alternative minimum tax applies to interest received on certain “private activity bonds” issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of “tax preference,” which could subject certain investors in such bonds, including shareholders of a Fund, to a Federal alternative minimum tax. The Funds will purchase such “private activity bonds,” and the Trust will report to shareholders within 60 days after calendar year-end the portion of each respective Fund’s dividends declared during the year which constitute an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain

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differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings,” which more closely reflect a corporation’s economic income. Because an exempt-interest dividend paid by a Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay Federal alternative minimum tax on exempt-interest dividends paid by such Fund.

Each Fund may invest in high yield securities, as described in “Investment Objective and Policies — Description of Municipal Bonds.” Furthermore, each Fund may also invest in instruments the return on which includes non-traditional features such as indexed principal or interest payments (“nontraditional instruments”). These instruments may be subject to special tax rules under which a Fund may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it is possible that all or a portion of the interest payments on such high yield securities and/or nontraditional instruments could be recharacterized as taxable ordinary income.

No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder’s basis on the Class D shares acquired will be the same as such shareholder’s basis in the Class B shares converted and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares. Shareholders should consult their tax advisers regarding the state and local tax consequences of the conversion or exchange of shares.

If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to a Fund reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

A loss realized on a sale or exchange of shares of a Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Ordinary income dividends paid to shareholders that are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Trust or who, to the Trust’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such shareholder is not otherwise subject to backup withholding.

 The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including any of the Funds) during the taxable year.

Tax Treatment of Options and Futures Transactions

 Each Fund may purchase and sell municipal bond index futures contracts and interest rate futures contracts on U.S. Government securities (“financial futures contracts”). Each Fund may also purchase and write call and put options on such financial futures contracts. In general, unless an election is available to a Fund or an exception applies, such options and futures contracts that are “Section 1256 contracts” will be “marked to market” for Federal income tax purposes at the end of each taxable year, (i.e., each such option or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year), and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by a Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by a Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

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Code Section 1092, which applies to certain “straddles,” may affect the taxation of a Fund’s sales of securities and transactions in financial futures contracts and related options. Under Section 1092, a Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or the related options.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and, the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

Shareholders are urged to consult their tax advisers regarding specific questions as to Federal or foreign taxes.

State Tax Issues

Arizona. Exempt-interest dividends from the Arizona Fund will not be subject to Arizona income tax for shareholders who are Arizona residents to the extent that the dividends are attributable to interest earned on Arizona State Municipal Bonds. To the extent that the Arizona Fund’s distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses, such distributions are considered ordinary income for Arizona income tax purposes. Distributions, if any, of net long-term capital gains from the sale of securities are taxable as ordinary income for Arizona purposes.

Arkansas. The portion of the Arkansas Fund’s exempt-interest dividends paid from interest received by the Arkansas Fund from Arkansas State Municipal Bonds will be exempt from Arkansas income taxes. To the extent the Arkansas Fund’s distributions are derived from ordinary income dividends, such distributions are considered ordinary income for Arkansas income tax purposes. Thirty percent of capital gains dividends are excluded from income for Arkansas income tax purposes.

Colorado. The portion of the Colorado Fund’s exempt-interest dividends paid from interest received by the Colorado Fund from Colorado State Municipal Bonds will be exempt from Colorado personal and corporate income taxes. To the extent the Colorado Fund’s distributions are derived from ordinary income dividends, such distributions are considered ordinary income for Colorado income tax purposes. Distributions, if any, from capital gain dividends are treated as capital gains, which are taxed at ordinary income tax rates for Colorado income tax purposes.

In 2000, shareholders who are individuals may be able to exclude from Colorado taxable income up to $1,200 per year ($2,400 for a married couple filing jointly) of distributions from the Colorado Fund attributable to taxable interest and capital gain dividends. Under legislation enacted by Colorado in 1999, interest income, dividend income and net capital gains otherwise included in taxable income qualify for the exclusion. The exclusion will be available only if state revenues for the 1999-2000 fiscal year exceed by at least $220 million (adjusted to reflect the rate of growth in Colorado personal income) state spending limits for such fiscal year mandated by the Colorado Constitution and voters statewide have not authorized the State to retain and spend all of such excess revenues (see Appendix C — Economic and Financial Conditions in Colorado — “Restrictions on Appropriations and Revenues” for information on revenue and spending limits under Colorado Law.)

For years beginning on or after January 1, 2001, the amount of interest, dividends and net capital gains which may be excludable increases to $1,500 per year ($3,000 for a married couple filing jointly), and the amount by which state revenues must exceed state spending limits for the applicable fiscal year increases to $350 million (adjusted to reflect the rate of growth in Colorado personal income during such fiscal year).

Colorado presently includes in Colorado alternative minimum taxable income of individuals, estates and trusts a portion of certain items of tax preference as defined in the Code. Interest paid on private activity bonds issued after August 7, 1986 constitutes such a tax preference. Accordingly, any distribution of the Colorado Fund’s portfolio attributable to such private activity bonds will not be exempt from Colorado alternative minimum tax.

Shares of the Colorado Fund will not be subject to the Colorado personal property tax.

Connecticut. Dividends paid by the Connecticut Fund are not subject to the Connecticut personal income tax on individuals, trust and estates, to the extent that they qualify as exempt-interest dividends for Federal income tax purposes that are derived from obligations issued by or on behalf of the State of Connecticut or its <R/>

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political subdivisions, instrumentalities, authorities, districts, or similar public entities created under Connecticut law (“Connecticut Obligations”) or obligations the interest on which states are prohibited from taxing by Federal law. Other Connecticut Fund dividends, whether received in cash or additional shares, are subject to this tax, except that, in the case of shares of the Connecticut Fund held by shareholders as a capital asset, distributions qualifying as capital gain dividends for Federal income tax purposes are not subject to the tax to the extent they are derived from Connecticut Obligations. Dividends paid by the Connecticut Fund that constitute items of tax preference for purposes of the Federal alternative minimum tax, other than exempt-interest dividends not subject to the Connecticut personal income tax, could cause liability for the net Connecticut minimum tax, applicable to shareholders subject to the Connecticut personal income tax who are required to pay the Federal alternative minimum tax. Interest on indebtedness incurred to purchase or carry Connecticut Fund shares will not reduce taxable income under the Connecticut personal income tax except to the extent it may reduce the shareholder’s Federal adjusted gross income.

Dividends paid by the Connecticut Fund, including those that qualify as exempt-interest dividends for Federal income tax purposes, are taxable for purposes of the Connecticut Corporation Business Tax. However, 70% (100% if the shareholder owns at least 20% of the total voting power and value of the Connecticut Fund’s shares) of amounts that are treated as dividends and not as exempt-interest dividends or capital gain dividends for Federal income tax purposes are deductible for purposes of this tax, but no deduction is allowed for expenses related thereto.

No local income taxes or state or local intangible personal property taxes are imposed in Connecticut.

Florida. Dividends paid by the Florida Fund to individuals who are Florida residents are not subject to personal income taxation by Florida because Florida does not impose a personal income tax. Distributions of investment income and capital gains by the Florida Fund will be subject to Florida corporate income taxes and state taxes in states other than Florida. The Florida Fund’s shares will be exempt from the Florida intangible personal property tax if, on the last business day of the prior calendar year, at least ninety percent of the net asset value of the portfolio of assets corresponding to the shares in the Florida Fund is invested in assets that are exempt from the Florida intangible personal property tax.

The Florida Fund received a ruling from the Florida Department of Revenue that if, on the last business day of any calendar year, at least ninety percent of the net asset value of the portfolio of assets corresponding to shares in the Florida Fund is invested in assets that are exempt from the Florida intangible personal property tax, shares of the Florida Fund owned by Florida residents will be exempt from Florida intangible personal property tax in the following year. The Florida Department of Revenue has the authority to revoke or modify a previously issued ruling; however, if a ruling is revoked or modified, the revocation or modification is prospective only. Thus, if the 90% portfolio requirement is met, shares of the Florida Fund owned by Florida residents will be exempt from Florida intangible personal property tax. Assets exempt from Florida intangible personal property tax include obligations of the State of Florida and its political subdivisions; obligations of the United States Government or its agencies; and cash. If shares of the Florida Fund are subject to Florida intangible personal property tax because less than 90% of the net asset value of the Florida Fund’s assets on the last business day of the previous calendar year consisted of assets exempt from Florida intangible personal property tax, only that portion of the value of Florida Fund shares equal to the portion of the net asset value of the Florida Fund that is attributable to obligations of the U.S. Government will be exempt from taxation. The Florida Fund anticipates that on the last business day of each calendar year at least 90% of the net asset value of the Florida Fund’s assets will consist of assets exempt from the Florida intangible personal property tax.

Maryland. The portion of the Maryland Fund’s exempt-interest dividends paid from interest received by the Maryland Fund from Maryland State Municipal Bonds and distributions attributable to gains from Maryland State Municipal Bonds (other than obligations issued by U.S. possessions) or interest on U.S. Government obligations will be exempt from Maryland personal and corporate income taxes; any other dividends from the Maryland Fund will be subject to Maryland income tax. Maryland presently includes in Maryland taxable income of a noncorporate taxpayer a portion of certain items of tax preference as defined in the Code. Interest paid on certain private activity bonds constitutes such a tax preference if the bonds (i) are not Maryland State Municipal Bonds or (ii) are Maryland State Municipal Bonds issued by U.S. Possessions Accordingly, up to 50% of any distributions of the Maryland Fund’s portfolio attributable to such private activity bonds may not be exempt from Maryland State and local individual income taxes.

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Massachusetts. Under existing Massachusetts law, as long as the Massachusetts Fund qualifies as a separate RIC under the Code, (i) the Massachusetts Fund will not be liable for any personal income or corporate excise tax imposed by the Commonwealth of Massachusetts and (ii) shareholders of the Massachusetts Fund who are subject to Massachusetts personal income taxation will not be required to include in their Massachusetts taxable income that portion of dividends paid by the Massachusetts Fund that is identified in a year-end statement as (a) exempt-interest dividends directly attributable to interest that is received by the Massachusetts Fund on obligations issued by the Commonwealth of Massachusetts, a political subdivision thereof, or any instrumentality of either of the foregoing, and that is exempt from Massachusetts taxation, or (b) dividends attributable to interest received by the Massachusetts Fund on obligations of the United States, interest on which is exempt from state taxation (collectively, “Massachusetts-exempt dividends”).

Any capital gain dividends of the Massachusetts Fund (except to the extent derived from capital gains on certain Massachusetts State Municipal Bonds which are specifically exempt by statute), and gains realized by a shareholder on a redemption or sale of shares of the Massachusetts Fund, will be subject to Massachusetts personal income taxation. The Massachusetts personal income tax rates for long-term capital gains vary from 0% to 5% based on the holding period of the asset generating the gain. Under regulations, capital gain dividends of the Massachusetts Fund will be taxed at the 5% rate unless the Massachusetts Fund provides certain information to the Massachusetts Commissioner of Revenue and to Massachusetts Fund shareholders regarding the various rate categories from which its net capital gains were derived. The Massachusetts Fund does not at this time intend to provide the information required by the proposed regulations. The portion of any deduction (e.g., an interest deduction) otherwise available to a shareholder, which relates or is allocable to Massachusetts-exempt dividends received by the shareholder, will not be deductible for Massachusetts personal income tax purposes.

In the case of any corporate shareholder subject to the Massachusetts corporate excise tax, all distributions received from the Massachusetts Fund, and any gain on the sale or other disposition of Massachusetts Fund shares, will be includable in the corporation’s Massachusetts gross income and taxed accordingly. The value of such a corporate shareholder’s Fund shares will also be included in computing the property component of the corporate excise tax. Interest on indebtedness incurred or continued to purchase or carry Fund shares will not be deductible in calculating the income component of the Massachusetts corporate excise tax.

Michigan. Shareholders who are subject to the Michigan income tax or single business tax will not be subject to the Michigan income tax or single business tax on exempt-interest dividends to the extent such dividends are attributable to interest on Michigan State Municipal Bonds. To the extent the distributions from the Michigan Fund are attributable to sources other than interest on Michigan State Municipal Bonds, such distributions, including, but not limited to, long term or short term capital gains, but excluding any such capital gains from obligations of the United States or of its possessions, will not be exempt from Michigan income tax or the single business tax.

The intangibles tax was totally repealed effective January 1, 1998. The income tax rate will begin a gradual reduction beginning in year 2000, from the present 4.2 percent, down to a 3.9 percent rate for year 2004 and beyond. The single business tax is being phased out over a twenty-three year period at a rate of one-tenth of one percent per year beginning in 1999.

Minnesota. The portion of exempt-interest dividends that is derived from interest income on obligations issued by or on behalf of the State of Minnesota, its political subdivisions, agencies and instrumentalities, and Indian tribes located in Minnesota is excluded from the Minnesota taxable net income of individuals, estates and trusts, provided that the portion of the exempt-interest dividends from such obligations paid to all shareholders represents 95% or more of the exempt-interest dividends paid by the Minnesota Fund. In the event that less than 95% of the exempt-interest dividends paid by the Minnesota Fund is derived from interest on obligations issued by or on behalf of the State of Minnesota, its political subdivisions, agencies and instrumentalities, and Indian tribes located in Minnesota, the dividends derived from such interest will not be exempt from the Minnesota personal income tax. Also excluded from Minnesota taxable net income of individuals, estates and trusts are dividends that are directly attributable to interest on obligations of the Government of Puerto Rico, the Territory of Guam and certain other territories and possessions of the United States. Exempt-interest dividends are included, however, in determining the portion, if any, of an individual’s social security and railroad retirement benefits subject to Minnesota income taxation, and exempt-interest dividends are subject to Minnesota alternative minimum tax. Other dividends will be subject to Minnesota income tax, and capital gains are taxed by Minnesota

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at ordinary income tax rates. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions, and dividends paid by the Minnesota Fund are not eligible for the dividends received deduction. Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed for Minnesota personal income and corporate franchise tax purposes to the extent of any exempt-interest dividends received by shareholders, even where all or a portion of such dividends is not excluded from Minnesota taxable income. Minnesota law does not permit a deduction for interest on indebtedness incurred or continued by individuals, estates and trusts to purchase or carry shares of the Fund. Minnesota law also restricts the deductibility of other expenses allocable to such shares.

The 1995 Minnesota Legislature enacted a statement of intent that interest on obligations of Minnesota governmental units and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota’s exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. The Minnesota Fund is not aware of any judicial decision holding that a state’s exemption of interest on its own bonds or those of its political subdivisions or Indian tribes, but not of interest on the bonds of other states or their political subdivisions or Indian tribes, unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. Nevertheless, the Minnesota Fund cannot predict the likelihood that interest on the Minnesota State Municipal Bonds held by the Minnesota Fund would become taxable under this Minnesota statutory provision.

 New Jersey. To the extent distributions are derived from interest or gains on New Jersey State Municipal Bonds, such distributions will be exempt from New Jersey personal income tax. In order to pass through tax-exempt interest for New Jersey personal income tax purposes, the New Jersey Fund, among other requirements, must have not less than 80% of the aggregate principal amount of its investments invested in New Jersey State Municipal Bonds at the close of each quarter of the tax year (the “80% Test”). For purposes of calculating whether the 80% Test is satisfied, financial options, futures, forward contracts and similar financial instruments relating to interest-bearing obligations are excluded from the principal amount of the New Jersey Fund’s investments. The New Jersey Fund intends to comply with this requirement so as to enable it to pass through interest exempt from New Jersey personal income tax. In the event the New Jersey Fund does not so comply, distributions by the New Jersey Fund may be taxable to shareholders for New Jersey personal income tax purposes. However, regardless of whether the New Jersey Fund meets the 80% Test, all distributions attributable to interest earned on Federal obligations will be exempt from New Jersey personal income tax. Interest on indebtedness incurred or continued to purchase or carry New Jersey Fund shares is not deductible either for Federal income tax purposes or New Jersey personal income tax purposes to the extent attributable to exempt-interest dividends.

Exempt-interest dividends and gains paid to a corporate shareholder will be subject to New Jersey corporation business (franchise) tax and the New Jersey corporation income tax, if applicable, and may also be subject to state taxes in states other than New Jersey.

Accordingly, investors in the New Jersey Fund, including, in particular, corporate investors that might be subject to the New Jersey corporation business (franchise) tax and, if applicable, the New Jersey corporation income tax, should consult their tax advisors with respect to the application of such taxes to an investment in the New Jersey Fund, to the receipt of New Jersey Fund dividends and as to their New Jersey tax situation in general.

Under present New Jersey law, a RIC, such as the New Jersey Fund, pays a flat tax of $250 per year. The New Jersey Fund might be subject to the New Jersey corporation business (franchise) tax for any taxable year in which it does not qualify as a RIC.

On February 21, 1997, the Tax Court of New Jersey ruled against the Director of the Division of Taxation holding against the New Jersey requirement that fund investors pay state taxes on interest their funds earned from U.S. government securities if the 80% Test was not met. As a result of the court decision, the State of New Jersey could be forced to pay substantial amounts in tax refunds to state residents who are mutual fund investors. At this time, the effect of this litigation cannot be evaluated.

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New Mexico. The portion of the New Mexico Fund’s exempt-interest dividends paid from interest received by the New Mexico Fund from New Mexico State Municipal Bonds will be exempt from New Mexico personal and corporate income taxes. To the extent that the New Mexico Fund’s distributions are derived from ordinary income dividends, such distributions are considered ordinary income for New Mexico income tax purposes. Distributions, if any, from capital gain dividends are treated as capital gains, which are taxed at ordinary income tax rates for New Mexico income tax purposes, although a deduction is allowed for up to $1,000 in net capital gains income for personal income tax purposes.

Shares of the New Mexico Fund will not be subject to the New Mexico personal property tax. Holders should consult their own tax advisors regarding collateral New Mexico income tax consequences relating to the ownership of shares of the New Mexico Fund, including, but not limited to, the inclusion of tax-exempt income attributable to ownership of shares in “modified gross income,” as the term is used in the New Mexico Income Tax Act, as amended, for purposes of determining eligibility for and the amount of various New Mexico credits and rebates.

North Carolina. Distributions of exempt-interest dividends, to the extent attributable to interest on North Carolina State Municipal Bonds and to interest on direct obligations of the United States (including territories thereof), are not subject to North Carolina individual or corporate income tax. Distributions of gains attributable to the disposition of certain obligations of the State of North Carolina and its political subdivisions issued prior to July 1, 1995 are not subject to North Carolina individual or corporate income tax; however, for such obligations issued after June 30, 1995, distributions of gains attributable to disposition will be subject to North Carolina individual or corporate income tax. Any loss upon the sale or exchange of shares of the North Carolina Fund held for six months or less will be disallowed for North Carolina income tax purposes to the extent of any exempt-interest dividends received by the shareholder, even though some portions of such dividends actually may have been subject to North Carolina income tax. Except for income exempted from North Carolina income tax as described herein, the North Carolina Fund’s distributions will generally constitute taxable income for taxpayers subject to North Carolina income tax.

An investment in the North Carolina Fund by a corporate shareholder generally would be included in the capital stock, surplus and undivided profits base in computing the North Carolina franchise tax.

 Ohio. Exempt-interest dividends are exempt from taxes levied by the State of Ohio and its subdivisions and therefore will not be subject to Ohio personal income tax and will be excludable from the net income base used in calculating the Ohio corporate franchise tax to the extent attributable to interest from Ohio State Municipal Bonds. To the extent that the Ohio Fund’s distributions are derived from interest on its taxable investments or, subject to certain exceptions, from an excess of net short-term capital gains over net long-term capital losses, such distributions are considered ordinary income subject to the Ohio personal income tax and the Ohio corporate franchise tax. Subject to certain exceptions, distributions, if any, of net long-term capital gains are also subject to the Ohio personal income tax and the Ohio corporate franchise tax.

Distributions treated as investment income or as capital gains for Federal income tax purposes, including exempt-interest dividends, may be subject to local taxes imposed by certain cities within Ohio. Additionally, the value of shares of the Ohio Fund will be included in (i) the net worth measure of the issued and outstanding shares of corporations and financial institutions for purposes of computing the Ohio corporate franchise tax, (ii) the value of the property included in the gross estate for purposes of the Ohio estate tax, (iii) the value of capital and surplus for purposes of the Ohio domestic insurance company franchise tax and (iv) the value of shares of, and capital employed by, dealers in intangibles for purposes of the Ohio tax on dealers in intangibles.

Oregon. The portion of the Oregon Fund’s exempt-interest dividends paid from interest received by the Oregon Fund from Oregon State Municipal Bonds will be exempt from Oregon personal income taxes. To the extent the Oregon Fund’s distributions are ordinary income dividends, such distributions are considered ordinary income for Oregon personal income tax purposes. Distributions, if any, from capital gain dividends are treated as capital gains which are taxed at ordinary income rates.

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 Shares of the Oregon Fund will not be subject to the Oregon personal property tax. Holders should consult their own tax advisors regarding collateral Oregon income tax consequences relating to the ownership of shares of the Oregon Fund, including, but not limited to, the inclusion of tax-exempt income attributable to ownership of shares in “adjusted gross income,” as that term is used in the Oregon income tax statutes, as amended, for purposes of determining eligibility for and the amount of various Oregon credits and rebates.

Pennsylvania. To the extent distributions from the Pennsylvania Fund are derived from interest on Pennsylvania State Municipal Bonds, such distributions will be exempt from the Pennsylvania personal income tax. However, distributions attributable to capital gains derived by the Pennsylvania Fund as well as distributions derived from investments other than Pennsylvania State Municipal Bonds will be taxable for Pennsylvania personal income tax purposes. In the case of residents of the City of Philadelphia, distributions which are derived from interest on Pennsylvania State Municipal Bonds or which are designated as capital gain dividends for Federal income tax purposes will be exempt from the Philadelphia School District investment income tax.

Shares of the Pennsylvania Fund will be exempt from the personal property taxes imposed by various Pennsylvania municipalities to the extent the Pennsylvania Fund’s portfolio securities consist of Pennsylvania State Municipal Bonds on the annual assessment date. It should be noted, however, that at present Pennsylvania counties generally have stopped assessing personal property taxes. This is due, in part, to ongoing litigation relating to the validity of the tax.

Other Pennsylvania counties, cities and townships generally do not tax individuals on unearned income.

As a result of a pronouncement by the Pennsylvania Department of Revenue, an investment in the Pennsylvania Fund by a corporate shareholder will apparently qualify as an exempt asset for purposes of the single asset apportionment fraction available in computing the Pennsylvania capital stock/foreign franchise tax to the extent that the portfolio securities of the Pennsylvania Fund comprise investments in Pennsylvania and/or United States Government Securities that would be exempt assets if owned directly by the corporation. To the extent exempt-interest dividends are excluded from taxable income for Federal corporate income tax purposes (determined before net operating loss carryovers and special deductions), they will not be subject to the Pennsylvania corporate net income tax.

Under prior Pennsylvania law, in order for the Pennsylvania Fund to qualify to pass through to investors income exempt from Pennsylvania personal income tax, the Pennsylvania Fund was required to adhere to certain investment restrictions. In order to comply with this and other Pennsylvania law requirements previously in effect, the Pennsylvania Fund adopted, as a fundamental policy, a requirement that it invest in securities for income earnings rather than trading for profit and that, in accordance with such policy, it not vary its portfolio investments except to: (i) eliminate unsafe investments or investments not consistent with the preservation of capital or the tax status of the investments of the Pennsylvania Fund; (ii) honor redemption orders, meet anticipated redemption requirements and negate gains from discount purchases; (iii) reinvest the earnings from portfolio securities in like securities; (iv) defray normal administrative expenses; or (v) maintain a constant net asset value pursuant to, and in compliance with, an order or rule of the Commission. Pennsylvania has enacted legislation which eliminates the necessity for the foregoing investment policies. Since such policies are fundamental policies of the Pennsylvania Fund, which can only by changed by the affirmative vote of a majority (as defined under the Investment Company Act) of the outstanding shares, the Pennsylvania Fund continues to be governed by such investment policies.

Texas. Dividends paid by the Texas Fund to individual residents of Texas are not taxable by Texas because Texas does not impose a personal income tax. Consequently, individual Texas residents enjoy no special state income tax benefits by investing in the Fund.

Dividends paid by the Texas Fund to corporate, limited liability company and S corporation shareholders, who are not otherwise subject to Texas franchise tax, will not be subject to income taxation by Texas. Although Texas does not impose an income tax, as such, on corporations, limited liability companies and S corporations, the Texas franchise tax is based on both capital and earned surplus apportioned to Texas. Earned surplus for this purpose is primarily (1) a corporation’s net taxable income reported for Federal income tax purposes or (2) a limited liability company’s or S corporation’s net taxable income for Federal income tax purposes determined as if the limited liability company or S corporation were a regular corporation. The capital and earned surplus of a

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corporation, limited liability company or S corporation which is apportioned to Texas is based on the proportion of a corporation’s, limited liability company’s or S corporation’s gross receipts derived from Texas. Dividends paid by the Texas Fund will be taxed as derived outside Texas, except that (1) dividend distributions paid by the Texas Fund will not be taken into account for purposes of apportioning a corporation’s, limited liability company’s or S corporation’s earned surplus to Texas to the extent that such distributions are derived from tax-exempt interest and interest paid on certain Federal obligations and (2) the source of dividend distributions paid by the Texas Fund that are derived from capital gains is not clearly set forth in the Texas Tax Code or Texas Comptroller’s administrative regulations or rulings for purposes of apportioning a corporation’s, limited liability company’s or S corporation’s earned surplus to Texas; consequently, a prospective corporate, limited liability company or S corporation investor should consult its own tax adviser regarding this issue.

The Texas Fund will not be subject to Texas franchise tax.

The foregoing is a general and abbreviated summary of the tax laws for the designated states as presently in effect. Shareholders of a Fund subject to income taxation by states other than such Fund’s designated state will realize a lower after-tax rate of return than shareholders subject to taxation in such Fund’s designated state since the dividends distributed by that Fund will not be exempt, to any significant degree, from income taxation by such other states. For the complete provisions, reference should be made to the applicable state laws. The state laws described above are subject to change by legislative, judicial, or administrative action either prospectively or retroactively. Shareholders of each Fund should consult their tax advisers about other state and local tax consequences of their investment in such Fund.

PERFORMANCE DATA

From time to time each Fund may include its yield, tax-equivalent yield, average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return, yield and tax-equivalent yield figures are based on a Fund’s historical performance and are not intended to indicate future performance. Average annual total return, yield and tax-equivalent yield are determined separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by (b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. Tax equivalent yield quotations will be computed by dividing (a) the part of a Fund’s yield that is tax-exempt by (b) one minus a stated tax rate and (c) adding the result to that part, if any, of a Fund’s yield that is not tax-exempt.

Each Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical investment of $1,000 or some other amount, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

55

 Set forth below is total return, yield and tax-equivalent yield information for the Class A, Class B, Class C and Class D shares of each Fund for the periods indicated.
Arizona Fund
	Class A Shares	Class B Shares	Class C Shares	Class D Shares
Period	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment
	Average Annual Total Return (including maximum applicable sales charges)

One Year Ended July 31, 2000	(1.29%)	(1.60%)	1.22%	(1.39%)
Five Years Ended July 31, 2000	4.17%	4.50%	4.37%	4.07%
Inception (November 29, 1991) to July 31, 2000	5.81%	5.77%	—	—
Inception (October 21, 1994) to July 31, 2000	—	—	5.25%	5.05%
	Yield
30 days ended July 31, 2000	4.55%	4.24%	4.14%	4.45%
	Tax Equivalent Yield*
30 days ended July 31, 2000	6.32%	5.89%	5.75%	6.18%

Arkansas Fund
	Class A Shares	Class B Shares	Class C Shares	Class D Shares
Period	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment
	Average Annual Total Return (including maximum applicable sales charges)

One Year Ended July 31, 2000	(1.43%)	(1.79%)	1.17%	(1.53%)
Five Years Ended July 31, 2000	3.87%	4.19%	4.09%	3.77%
Inception (September 30, 1994) to July 31, 2000	4.70%	4.90%	—	—
Inception (October 21, 1994) to July 31, 2000	—	—	4.94%	4.73%
	Yield
30 days ended July 31, 2000	3.09%	2.71%	2.62%	3.00%
	Tax Equivalent Yield*
30 days ended July 31, 2000	4.29%	3.76%	3.64%	4.17%

*	Based on a Federal income tax rate of 28%.

56

Colorado Fund
	Class A Shares	Class B Shares	Class C Shares	Class D Shares
Period	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment
	Average Annual Total Return (including maximum applicable sales charges)

One Year Ended July 31, 2000	(1.43%)	(177%)	0.97%	(1.53%)
Five Years Ended July 31, 2000	4.19%	4.52%	4.41%	4.11%
Inception (November 26, 1993) to July 31, 2000	3.61%	3.72%	—	—
Inception (October 21, 1994) to July 31, 2000	—	—	5.24%	5.06%
	Yield
30 days ended July 31, 2000	4.63%	4.31%	4.21%	4.53%
	Tax Equivalent Yield*
30 days ended July 31, 2000	6.43%	5.99%	5.85%	6.29%

Connecticut Fund
	Class A Shares	Class B Shares	Class C Shares	Class D Shares
Period	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment
	Average Annual Total Return (including maximum applicable sales charges)

One Year Ended July 31, 2000	(2.12%)	(2.43%)	0.48%	(2.22%)
Five Years Ended July 31, 2000	4.38%	4.70%	4.60%	4.27%
Inception (July 1, 1994) to July 31, 2000	5.09%	5.26%	—	—
Inception (October 21, 1994) to July 31, 2000	—	—	5.49%	5.26%
	Yield
30 days ended July 31, 2000	4.76%	4.45%	4.35%	4.66%
	Tax Equivalent Yield*
30 days ended July 31, 2000	6.61%	6.18%	6.04%	6.47%

*	Based on a Federal income tax rate of 28%.

57

Florida Fund
	Class A Shares	Class B Shares	Class C Shares	Class D Shares
Period	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment
	Average Annual Total Return (including maximum applicable sales charges)

One Year Ended July 31, 2000	(2.41%)	(2.72%)	0.07%	(2.52%)
Five Years Ended July 31, 2000	4.12%	4.45%	4.32%	4.00%
Inception (May 31, 1991) to July 31, 2000	5.34%	5.28%	—	—
Inception (October 21, 1994) to July 31, 2000	—	—	5.11%	4.90%
	Yield
30 days ended July 31, 2000	4.96%	4.66%	4.57%	4.87%
	Tax Equivalent Yield*
30 days ended July 31, 2000	6.89%	6.47%	6.35%	6.76%

Maryland Fund
	Class A Shares	Class B Shares	Class C Shares	Class D Shares
Period	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment
	Average Annual Total Return (including maximum applicable sales charges)

One Year Ended July 31, 2000	(0.93%)	(1.27%)	1.58%	(1.04%)
Five Years Ended July 31, 2000	4.65%	4.94%	4.83%	4.50%
Inception (October 29, 1993) to July 31, 2000	3.55%	3.64%	—	—
Inception (October 21, 1994) to July 31, 2000	—	—	5.65%	5.43%
	Yield
30 days ended July 31, 2000	4.65%	4.34%	4.24%	4.56%
	Tax Equivalent Yield*
30 days ended July 31, 2000	6.46%	6.03%	5.89%	6.33%

*	Based on a Federal income tax rate of 28%.

58

Massachusetts Fund
	Class A Shares	Class B Shares	Class C Shares	Class D Shares
Period	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment
	Average Annual Total Return (including maximum applicable sales charges)

One Year Ended July 31, 2000	(2.68%)	(2.97%)	(0.20%)	(2.78%)
Five Years Ended July 31, 2000	3.86%	4.18%	4.06%	3.74%
Inception (February 28, 1992) to July 31, 2000	5.37%	5.34%	—	—
Inception (October 21, 1994) to July 31, 2000	—	—	4.91%	4.73%
	Yield
30 days ended July 31, 2000	4.13%	3.80%	3.70%	4.04%
	Tax Equivalent Yield*
30 days ended July 31, 2000	5.74%	5.28%	5.14%	5.61%

Michigan Fund
	Class A Shares	Class B Shares	Class C Shares	Class D Shares
Period	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment
	Average Annual Total Return (including maximum applicable sales charges)

One Year Ended July 31, 2000	(2.84%)	(3.16%)	(0.37%)	(3.04%)
Five Years Ended July 31, 2000	3.58%	3.90%	3.79%	3.46%
Inception (January 29, 1993) to July 31, 2000	4.07%	4.10%	—	—
Inception (October 21, 1994) to July 31, 2000	—	—	4.72%	4.50%
	Yield
30 days ended July 31, 2000	4.81%	4.51%	4.41%	4.72%
	Tax Equivalent Yield*
30 days ended July 31, 2000	6.68%	6.26%	6.13%	6.56%

*	Based on a Federal income tax rate of 28%.

59

Minnesota Fund
	Class A Shares	Class B Shares	Class C Shares	Class D Shares
Period	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment
	Average Annual Total Return (including maximum applicable sales charges)

One Year Ended July 31, 2000	(0.69%)	(0.91%)	1.94%	(0.69%)
Five Years Ended July 31, 2000	4.33%	4.67%	4.56%	4.24%
Inception (March 27, 1992) to July 31, 2000	5.45%	5.44%	—	—
Inception (October 21, 1994) to July 31, 2000	—	—	5.18%	4.98%
	Yield
30 days ended July 31, 2000	4.73%	4.42%	4.31%	4.63%
	Tax Equivalent Yield*
30 days ended July 31, 2000	6.57%	6.14%	5.99%	6.43%

New Jersey Fund
	Class A Shares	Class B Shares	Class C Shares	Class D Shares
Period	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment
	Average Annual Total Return (including maximum applicable sales charges)

One Year Ended July 31, 2000	(3.95%)	(3.83%)	(1.12%)	(3.59%)
Five Years Ended July 31, 2000	3.64%	3.96%	3.85%	3.55%
Inception (August 31, 1990) to July 31, 2000	5.67%	5.57%	—	—
Inception (October 21, 1994) to July 31, 2000	—	—	4.65%	4.46%
	Yield
30 days ended July 31, 2000	4.60%	4.29%	4.19%	4.50%
	Tax Equivalent Yield*
30 days ended July 31, 2000	6.39%	5.96%	5.82%	6.25%

*	Based on a Federal income tax rate of 28%.

60

New Mexico Fund
	Class A Shares	Class B Shares	Class C Shares	Class D Shares
Period	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment
	Average Annual Total Return (including maximum applicable sales charges)

One Year Ended July 31, 2000	(3.31%)	(3.67%)	(0.87%)	(3.41%)
Five Years Ended July 31, 2000	3.99%	4.31%	4.20%	3.88%
Inception (May 6, 1994) to July 31, 2000	4.87%	5.03%	—	—
Inception (October 21, 1994) to July 31, 2000	—	—	5.08%	4.89%
	Yield
30 days ended July 31, 2000	2.14%	1.72%	1.61%	2.05%
	Tax Equivalent Yield*
30 days ended July 31, 2000	2.97%	2.39%	2.37%	2.85%

North Carolina Fund
	Class A Shares	Class B Shares	Class C Shares	Class D Shares
Period	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment
	Average Annual Total Return (including maximum applicable sales charges)

One Year Ended July 31, 2000	(1.21%)	(1.54%)	1.20%	(1.41%)
Five Years Ended July 31, 2000	4.27%	4.59%	4.48%	4.16%
Inception (September 25, 1992) to July 31, 2000	5.14%	5.15%	—	—
Inception (October 21, 1994) to July 31, 2000	—	—	5.41%	5.21%
	Yield
30 days ended July 31, 2000	4.87%	4.57%	4.47%	4.78%
	Tax Equivalent Yield*
30 days ended July 31, 2000	6.76%	6.35%	6.21%	6.64%

*	Based on a Federal income tax rate of 28%.

61

Ohio Fund
	Class A Shares	Class B Shares	Class C Shares	Class D Shares
Period	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment
	Average Annual Total Return (including maximum applicable sales charges)

One Year Ended July 31, 2000	(2.77%)	(3.00%)	(0.27%)	(2.87%)
Five Years Ended July 31, 2000	4.03%	4.35%	4.25%	3.93%
Inception (February 28, 1992) to July 31, 2000	5.44%	5.41%	—	—
Inception (October 21, 1994) to July 31, 2000	—	—	5.14%	4.93%
	Yield
30 days ended July 31, 2000	4.59%	4.27%	4.17%	4.49%
	Tax Equivalent Yield*
30 days ended July 31, 2000	6.38%	5.93%	5.79%	6.24%

Oregon Fund
	Class A Shares	Class B Shares	Class C Shares	Class D Shares
Period	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment
	Average Annual Total Return (including maximum applicable sales charges)

One Year Ended July 31, 2000	(2.02%)	(2.36%)	0.58%	(2.11%)
Five Years Ended July 31, 2000	4.32%	4.64%	4.56%	4.24%
Inception (November 29, 1991) to July 31, 2000	3.73%	3.82%	—	—
Inception (October 21, 1994) to July 31, 2000	—	—	5.36%	5.14%
	Yield
30 days ended July 31, 2000	3.86%	3.52%	3.41%	3.77%
	Tax Equivalent Yield*
30 days ended July 31, 2000	5.36%	4.89%	4.74%	5.24%

*	Based on a Federal income tax rate of 28%.

62

Pennsylvania Fund
	Class A Shares	Class B Shares	Class C Shares	Class D Shares
Period	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment
	Average Annual Total Return (including maximum applicable sales charges)

One Year Ended July 31, 2000	(1.66%)	(1.95%)	0.85%	(1.84%)
Five Years Ended July 31, 2000	4.32%	4.64%	4.54%	4.22%
Inception (August 31, 1991) to July 31, 2000	6.36%	6.26%	—	—
Inception (October 21, 1994) to July 31, 2000	—	—	5.28%	5.09%
	Yield
30 days ended July 31, 2000	4.84%	4.54%	4.43%	4.74%
	Tax Equivalent Yield*
30 days ended July 31, 2000	6.72%	6.31%	6.15%	6.58%

Texas Fund
	Class A Shares	Class B Shares	Class C Shares	Class D Shares
Period	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment	Expressed as a percentage based on a hypothetical $1,000 investment
	Average Annual Total Return (including maximum applicable sales charges)

One Year Ended July 31, 2000	(2.86%)	(3.05%)	(0.36%)	(2.95%)
Five Years Ended July 31, 2000	3.36%	3.68%	3.58%	3.24%
Inception (August 30, 1991) to July 31, 2000	5.52%	5.47%	—	—
Inception (October 21, 1994) to July 31, 2000	—	—	4.49%	4.30%
	Yield
30 days ended July 31, 2000	4.90%	4.60%	4.49%	4.80%
	Tax Equivalent Yield*
30 days ended July 31, 2000	6.81%	6.39%	6.24%	6.67%

*	Based on a Federal income tax rate of 28%.

63

Total return figures are based on a Fund’s historical performance and are not intended to indicate future performance. A Fund’s total return, yield and tax-equivalent yield will vary depending on market conditions, the securities comprising a Fund’s portfolio, a Fund’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in a Fund will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

In order to reflect the reduced sales charges in the case of Class A or Class D shares, or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under “Purchase of Shares” the total return data quoted by a Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC, and, therefore, may reflect greater total return since, due to the reduced sales charges or the waiver of CDSCs, a lower amount of expenses may be deducted.

On occasion, the Funds may compare their performance to the Lehman Brothers Municipal Bond Index or other market indices or to performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc. (“Morningstar”), CDA Investment Technology, Inc., Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index, a Fund may refer to various statistical measures derived from the historic performance of such Fund and the index such as standard deviation and beta. In addition, from time to time a Fund may include its Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature.

A Fund may provide information designed to help investors understand how a Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of a Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of a Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. Each Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments. As with other performance data, performance comparisons should not be considered indicative of a Fund’s relative performance for any future period.

GENERAL INFORMATION

Description of Shares

The Trust is a business trust organized on August 2, 1985 under the laws of Massachusetts. On October 1, 1987, the Trust changed its name from “Merrill Lynch Multi-State Tax-Exempt Series Trust” to “Merrill Lynch Multi-State Municipal Bond Series Trust,” and on December 22, 1987 the Trust again changed its name to “Merrill Lynch Multi-State Municipal Series Trust.” The Trust is an open-end management investment company comprised of separate Series, each of which is a separate portfolio offering shares to selected groups of purchasers. Each of the Series is managed independently in order to provide shareholders who are residents of the state to which such Series relates with income exempt from Federal, and in certain cases state and local, income taxes. The Trustees are authorized to create an unlimited number of Series and, with respect to each Series, to issue an unlimited number of full and fractional shares of beneficial interest, $.10 par value per share, of different classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Series. The Trust is presently comprised of the Arizona Fund, Arkansas Fund, Colorado Fund, Connecticut Fund, Florida Fund, Maryland Fund, Massachusetts Fund, Michigan Fund, Minnesota Fund, New Jersey Fund, New Mexico Fund, Merrill Lynch New York Municipal Bond Fund, North Carolina Fund, Ohio Fund, Oregon Fund, Pennsylvania Fund and Texas Fund. Shareholder approval is not required for the authorization of additional Series or classes of a Series of the Trust.

At the date of this Statement of Additional Information, the shares of each Fund are divided into Class A, Class B, Class C and Class D shares. Class A, Class B, Class C and Class D shares of a Fund represent interests in the same assets of that Fund and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses relating to the account maintenance associated with such shares and Class B and Class C shares bear certain expenses relating to the distribution of such shares. All shares of the Trust have equal voting rights. Each class has exclusive voting rights with respect to matters relating to distribution and/or account

64

maintenance expenditures, as applicable (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). See “Purchase of Shares.” The Trustees of the Trust may classify and reclassify the shares of any Fund into additional or other classes at a future date.

Each issued and outstanding share of a Fund is entitled to one vote and to participate equally in dividends and distributions with respect to that Fund and, upon liquidation or dissolution of the Fund, in the net assets of such Fund remaining after satisfaction of outstanding liabilities except that, as noted above, expenses relating to distribution and/or account maintenance of the Class B, Class C and Class D shares are borne solely by the respective class. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Shareholders may, in accordance with the terms of the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Also, the Trust will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or a change in the fundamental policies, objectives or restrictions of a Fund.

The obligations and liabilities of a particular Fund are restricted to the assets of that Fund and do not extend to the assets of the Trust generally. The shares of each Fund, when issued, will be fully paid and nonassessable, have no preference, preemptive or similar rights and will be freely transferable. Redemption and conversion privileges are as set forth elsewhere herein and in each Fund’s Prospectus. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. No amendments may be made to the Declaration of Trust, other than amendments necessary to conform the Declaration to certain laws or regulations, to change the name of the Trust, or to make certain non-material changes, without the affirmative vote of a majority of the outstanding shares of the Trust, or of the affected Series or class, as applicable.

The Declaration of Trust establishing the Trust dated August 2, 1985, a copy of which, together with all amendments thereto (the “Declaration”) is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name “Merrill Lynch Multi-State Municipal Series Trust” refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability; nor shall resort be had to their private property for the satisfaction of any obligation or claim of the Trust, but the “Trust Property” only shall be liable. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the trust’s obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

 The Manager provided the initial capital for each Fund by purchasing 10,000 shares of each Fund for $100,000. Such shares were acquired for investment and can only be disposed of by redemption. If additional Funds are added to the Trust, the organizational expenses will be allocated among the Funds in a manner deemed equitable by the Trustees.

Independent Auditors

 Deloitte & Touche LLP, Princeton Forrestal Village, 116-300 Village Boulevard, Princeton, New Jersey 08540-6400, has been selected as the independent auditors of the Trust. The selection of independent auditors is subject to approval by the non-interested Trustees of the Trust. The independent auditors are responsible for auditing the annual financial statements of each Fund.

Custodian

State Street Bank and Trust Company (the “Custodian”), P. O. Box 351, Boston, Massachusetts 02101, acts as the custodian of the assets of each of the Funds. The Custodian is responsible for maintaining, safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest on the investments.

65

Transfer Agent

Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Trust’s Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See “How to Buy, Sell, Transfer and Exchange Shares — Through the Transfer Agent” in each Fund’s Prospectus.

Legal Counsel

Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Trust.

Reports to Shareholders

The fiscal year of each Fund ends on July 31. The Trust sends to each Fund’s shareholders, at least semi-annually, reports showing that Fund’s portfolio and other information. An annual report of each Fund, containing financial statements audited by independent auditors, is sent to shareholders of that Fund each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

Shareholder Inquiries

 Shareholder inquiries may be addressed to each Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

Under a separate agreement, ML&Co. has granted the Trust the right to use the “Merrill Lynch” name and has reserved the right to withdraw its consent to the use of such name by the Trust at any time or to grant the use of such name to any other company, and the Trust has granted ML&Co. under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by ML & Co.

To the knowledge of the Trust, the following persons or entities owned of record or beneficially 5% or more of any class of the respective Fund’s shares as of October 1, 2000:

Name	Address	Percent of Class
Arizona Fund
Shemer Investment Co. C/O Martha E. Shemer	14829 N. 42nd Pl. Phoenix, AZ 85032	11.39%	Class A

Mr. Henry P. Marino and Mrs. Joanne Marino JTWROS	11139 East De La O. Scottsdale, AZ 85255	7.49%	Class A

F. Michael Geddes TTEE Sheila P. Geddes TTEE U/A DTD 04/05/1989 By Geddes Revocable Trust	2930 E. Camelback Rd. # 110 Phoenix, AZ 85016	7.01%	Class A

Coe & Van Loo Conslt. Eng. Inc	4550 North 12th Street Phoenix, Arizona 85014	5.17%	Class A

Karen Raskin-Young TTEE U/A DTD 01/02/98 By Karen Raskin-Young	4403 Rustic Knolls Ln. Flagstaff, AZ 86004	5.93%	Class B

66

Name	Address	Percent of Class
Jack Crim	5914 E. Dale Ln. Cave Creek, AZ 85331	32.07% Class C

Miss Roseanne C. Sonchik	4631 E. Crocus Dr. Phoenix, AZ 85032	10.18% Class C

Elleen Z. Lithall TTEE U/A DTD 12/20/1994 By Elleen Z. Lithall	4644 Albert Courtade Rd. Traverse City, MI 49686	9.42% Class C

Mr. Norman C. Foote and Mrs. Joy B. Foote TIC	7501 E. Thompson Peak Pkwy. #351 Scottsdale, AZ 85255	8.06% Class C

Mr. Lawrence R. Mc Cally	2931 N. 53rd Pkwy. Phoenix, AZ 85031	7.45% Class C

Peter C. Brown	7864 E. Parkview Ln. Scottsdale, AZ 85255	13.54% Class D

Glen E. Moore TTEE Patricia L. Moore TTEE By Moore Revocable Trust UAD DTD 07/11/95	20835 N. 124th Dr. Sun City West, AZ 85375	5.08% Class D

Arkansas Fund
Priscella Franklin Mccoy TTEE U/A DTD 07/10/97 By Revocable Trust	10709 Castleton St. Fort Smith, AR 72908	13.30% Class A

Robert D. Taake TTEE Dorothy M. Taake TTEE U/A DTD 11/09/1979 By Robert D. Taake	3901 S. 27th Cir. Fort Smith, AR 72901	6.48% Class A

John P. Shields	507 S. 14th St. Fort Smith, AR 72901	6.44% Class A

Mr. James O. Ward	1900 Reservoir Rd. # 53T Little Rock, AR 72227	58.30% Class C

Dr. Guy Gardner and Brigita Gardner JTWROS	11 Woodsong Dr. Roland, AR 72135	12.24% Class C

Super Rent Enterprise Inc Attn Jim Cotton	10102 Stephens Ct. Fort Smith, AR 72908	6.30% Class C

Mr. John M. Elliott and Susan H. Elliott JTWROS	8 Revere CT Little Rock, AR 72227.	5.58% Class C

Barbara B. Soell and John B. Soell JTWROS	#61 Kingsbridge Way Little Rock, AR 72212	21.95% Class D

James E. Cotton TTEE Betsy B. Cotton TTEE U/A DTD 12/17/97 By Joint Revocable Trust	10102 Stephens CT Fort Smith, AR 72908	15.46% Class D

John B. Soell and Barbara B. Soell JTWROS	2718 Echo Valley Dr. Little Rock, AR 72227	13.31% Class D

67

Name	Address	Percent of Class
Richard W. Spelzhaus Dcsd	304 Mccollum Dr. Forrest City, AR 72335	13.06% Class D

Edward F. Ragsdale U/A DTD 10/08/1991 Edward F. Ragsdale Generation Skipping Trust	4429 Friarwood Dr. Alton, IL 62002	12.54% Class D

Charles B. Baker and Phyllis I. Baker JTWROS	1531 Clear Creek Dr. Springdale, AR 72764	5.88% Class D

Mr. Jack D. West	6 Chimney Sweep Ln. Little Rock, AR 72212	5.21% Class D

Colorado Fund
Jayne Oliver Ruesch TTEE David Grant Ruesch TTEE U/A DTD 10/04/1996 By Ruesch Family Trust	6789 Abundance Way Golden, CO 80403	21.75% Class C

Virginia B. Johnson C/O Don Johnson	1417 Rembrandt Rd. Boulder, CO 80302	16.77% Class C

Ward A. Meyer and June Meyer JTWROS	2001 Sheffield Court Fort Collins, CO 80526	11.06% Class C

Lewis W. Scarbrough TTEE Delores J. Scarbrough TTEE U/A DTD 10/14/91 By Scarbrough Family Trust	3310 Valencia Drive Apt. 206-S Idaho Falls, ID 83401	9.34% Class C

Mr. Clyde H. Riley and Mrs. Kathleen H. Riley JTWROS	11372 Belle Meade Dr. Conifer, CO 80433	7.59% Class C

Mr. Harry H. Mang	114 S. Dexter St Denver, CO 80246	5.93% Class C

Dean M. Howell	2711 Caribbean Dr. Grand Jct, CO 81506	5.64% Class C

Marilyn Arnold	2368 Waverly Dr. Loveland, CO 80538	5.25% Class C

Raymond J. Runyan and Lorene Runyan JTWROS	5375 W. 10th Ave. Denver, CO 80214	22.01% Class D

Howard H. Bess Jr. M.D. and Helen Bess JTWROS	3650 S. Albion St. Englewood, CO 80110	11.36% Class D

Bowen Farms, Inc	3220 W. County Line Road Littleton, CO 80126	10.68% Class D

John A. Bowen	3220 W. County Line Rd Littleton, CO 80126	6.89% Class D

Edward N. Madison TTEE U/A DTD 09/03/93 By Edward N. Madison	Gun Barrel Green 6990 Roaring Fork Trl Boulder, CO 80301	6.77% Class D

68

Name	Address	Percent of Class
Mary M. Dietrich TTEE Leonard W. Dietrich TTEE U/A DTD 02/14/89 By Leonard W. Dietrich Trust	4695 E. Links Dr. Littleton, CO 80122	5.27% Class D

Connecticut Fund
Mr.William F. Waters TTEE U/A DTD 11/30/1999 By William F. Waters	640 Hollow Tree Ridge Rd. Darien, CT 06820	17.56% Class A

Jane C. Waters TTEE U/A DTD 11/30/1999 By Jane C. Waters	640 Hollow Tree Ridge Rd Darien, CT 06820	15.25% Class A

Helga A. Hershey	36 Old Litchfield Rd. Washington, CT 06793	5.17% Class A

Mr.Janusz S. Podlasek	280 South Rd. Farmington, CT 06032	12.88% Class C

Anne Tyler Calabresi Family Probate Trust DTD 06/01/75 J. Hirschoff, G. Harold Welch Jr. And Ralph W. Halsey Jr., TTEEs	Po Box 1936 New Haven, CT 06509	12.26% Class C

TVJL Management Co. Attn:Alan Cannizzaro	258 Boston Post Rd. Milford, CT 06460	12.10% Class C

Ralph Eustis and Karen P. Eustis JTWROS	20 Silkey Heights Dr. North Granby, CT 06060	6.45% Class C

Paul A. Gaynor Admin. Est. of Catherine IX Gaynor	75 Benham Rd. Seymour, CT 06483	5.07% Class C

Mr.Charles Raymond	22 Burritts Lndg. S. Westport, CT 06880	5.42% Class D

Terran A. Miller & Lisa Tesoriero JTWROS	86 Christie Hill Rd Darien, CT 06820	5.39% Class D

Yvette Pergola	55 Norton Rd. Easton, CT 06612	5.33% Class D

Florida Fund
W. Guy McKenzie Family Partnership, Ltd.	Attn: Thomas F. Panebianco PO Box 3546 Tallahassee, FL 32315	9.45% Class C

Mckenzie Tank Lines, Inc.	Attn: Robert G. Landrum Jr. PO Box 1200 Tallahassee, FL 32302	6.82% Class C

Robert L. Yates Guardian	FBO Ellen H. Yates Estate 7400 SW 82nd St. # K407 Miami, FL 33143	5.70% Class C

Maryland Fund
Mrs. Martha R. Mindte	720 Smallwood Rd. Rockville, MD 20850	7.03% Class A

69

Name	Address	Percent of Class
Margarette T. Ballantine TTEE U/A DTD 04/23/97 By Margarette T. Ballantine	8101 Connecticut Ave #301S Chevy Chase, MD 20815	5.31% Class A

Mr. Brian Billick and Mrs. Leslie Kim Billick JTWROS	12500 Ivy Mill Rd. Reisterstown, MD 21136	5.79% Class A

Gordon C. Saussy and Pamela H. Suassy JTWROS	8504 Scarboro CT Potomac, MD 20854	22.70% Class C

Ethel Katkow TTEE Herman Katkow TTEE U/A DTD 07/21/1998 By Ethel Katkow Trust	5820 Greenspring Ave. Baltimore, MD 21209	5.40% Class C

Mrs. Marcia R. Pruzan	7920 Cindy Ln. Bethesda, MD 20817	5.27% Class C

Monica A. Schwebs	26 Merrill Circle South Moraga, CA 94556	5.18% Class C

Marie L. Brinsfield TTEE U/A 1/18/89 By Marie L. Brinsfield	719 Maiden Choice Ln. # BR117 Catonsville, MD 21228	13.77% Class D

Massachusetts Fund
Mrs. Delia C. Flynn	39 Orchard Ave. Waban, MA 02468	7.31% Class A

John D. Sherbo Jr. TTEE Katherine G. Sherbo TTEE U/A DTD 05/30/96 By John D. Sherbo Jr.	35 Rochelle St. W. Springfield, MA 01089	6.22% Class A

Mrs. Rosalie A. Israel TTEE U/A 1/26/76 By Alta Norma List	60 Burroughs St # 31 Jamaica Plain, MA 02130	5.51% Class A

Mr. Clinton C. Moore	RR 301 Box 257 Edgartown, MA 02539	5.01% Class A

Robin Stahl Sub. Trust B. UTD 12/6/66	630 Park Avenue Apt.10B New York, NY 10021	16.40% Class C

James F. Gvazdauskas and Marina Gvazdauskas JTWROS	40 Maple Ln. Sutton, MA 01590	6.53% Class C

Philip D. O’Connell Jr.	425 Pakachoag St. Auburn, MA 01501	5.73% Class C

Mr. David H. Godin and Mrs. Dierdre J. Godin JTWROS	42 Rue Du Cimetiere L - 8286 Kehlen, Luxembourg	5.04% Class C

Richard T. Pagliazzo	68 Beal Rd. Waltham, MA 02453	29.70% Class D

Jack Killian and Susan J. Killian JTWROS	51 Emerson Rd. Winchester, MA 01890	8.56% Class D

Michigan Fund
J Lawrence Tushman TTEE U/A DTD 03/20/1984 By J. Lawrence Tushman	358 Lakewood Dr. Bloomfield, MI 48304	29.13% Class A

70

Name	Address	Percent of Class
Carole M. Karam TTEE David P. Karam TTEE U/A DTD 04/09/1987 By Abraham Karam Jr. Fmly. Trust	32030 Wellston Dr. Warren, MI 48093	32.73% Class C

Theresa M. Prince TTEE U/A DTD 04/03/97 By Theresa M. Prince	304 Pine River Rd. Smiths Creek, MI 48074	10.52% Class C

Diane M. Walsh TTEE U/A DTD 10/10/1996 By Diane M. Walsh Rev. Trust	2410 Heronwood Dr. Bloomfield, MI 48302	9.57% Class C

Craig A. Miller TTEE U/A DTD 10/26/1989 By Barbara Miller Family	PO Box 1027 Leland, MI 49654	6.77% Class D

Robert A. Elzerman Trustee U/A 10-27-88 By Robert A. Elzerman	06490 Peaceful Valley Rd. Charlevoix, MI 49720	5.87% Class D

Mr. A. Anthony Cicciarelli and Mrs. Linda L. Cicciarelli JTWROS	29231 Lori St. Livonia, MI 48154	5.13% Class D

Minnesota Fund
Elden H. Banitt TTEE Kay S. Banitt TTEE U/A DTD 07/14/2000 By Bannitt Living Trust	3772 Village CT Woodbury, MN 55125	5.90% Class A

Julia S. Beck	2925 Lincoln Dr. # 105 Roseville, MN 55113	17.20% Class C

Edward B. Stanford TTEE U/A DTD 09/27/96 By Edward B. Stanford	1666 Coffman St. # 215 Saint Paul, MN 55108	5.80% Class C

Leane H. Rutherford	3205 Minnesota Ave. Duluth, MN 55802	5.50% Class C

Gerald Berger and Sandra Berger JTWROS	4421 158th Ave. NW Anoka, MN 55304	17.80% Class D

Adel P. Tiffany Family Trust Walter C. Tiffany, Trustee Mitzi Curtis, Trustee Edward Foster, Trustee	305 Mile O’Pine Grand Marais, MN 55604	16.10% Class D

Bill Bryan	9191 Credit River Blvd. Prior Lake, MN 55372	11.60% Class D

New Jersey Fund
Mr. John Lavery and Mrs. Charlotte Lavery Atbe	PO Box 295 Pennington, NJ 08534	19.60% Class A

Mr. Peter J. Perske	120 Dyer Court Norwood, NJ 07648	8.60% Class C

Mrs. Hanna E. Perske	120 Dyer Court Norwood, NJ 07648	6.30% Class C

71

Name	Address	Percent of Class
Brian S. Murphy and Marylynn R. Murphy TIC	14 Amherst Rd. Chatham, NJ 07928	5.60% Class C

Meredith Ann Deupree	118 Whittle Ave. Bloomfield, NJ 07003	12.50% Class D

Jane G. Foss TTEE Harvey Glover TTEE Thomas Jardine TTEE U/W Wm. Glover Marital Trust	21 Green Grove CT Lincroft, NJ 07738	9.10% Class D

New Mexico Fund
Russell A. Pankratz and Huong Pankratz JTWROS	7024 Lamar Ave. NW Albuquerque, NM 87120	8.03% Class A

Nancy H. Leslie	38 Crosley Ter. Hillsdale, NJ 07642	5.24% Class B

Mr. Donald Carson and Mrs. Margaret Carson JTWROS	972 Antelope Ave. NE Albuquerque, NM 87122	31.68% Class C

Helen J. Hall TOD Beneficiaries on File	6158 Cottontail Rd. NE Rio Rancho, NM 87124	20.80% Class C

Alan C. Davis TTEE Mary Anne Davis TTEE U/A DTD 10/20/1989 By Alan C. Davis et al	3005 Hillrise Dr. Las Cruces, NM 88011	17.30% Class C

Nakayama Farms, Inc.	7425 North Valley Dr. Las Cruces, NM 88005	13.54% Class C

Julia J. Alford	1814 Cruse Ave. Las Cruces, NM 88005	9.95% Class C

Nancy Fernandez	3088 Las Placitas Rd. Las Cruces, NM 88011	6.25% Class C

Mr. Jose M. Romero TTEE Mrs. Celia M. Romero TTEE U/A DTD 02/04/1993 By Romero Revocable Trust	1316 Lafayette Dr. NE Albuquerque, NM 87106	23.57% Class D

Cleo K. Harris	8 Villa Lucia La Luz, NM 88337	12.89% Class D

Regina Claire McCormack TTEE Margarete J. Vogl Walker TTEE U/A DTD 07/29/91 By RC McCormack et al Trust A.	129 Martha CT NW Corrales, NM 87048	9.93% Class D

James F. Heye and Elizabeth L. Heye JTWROS	1624 Sobra CT SE Albuquerque, NM 87123	9.59% Class D

Carole J. Coil TTEE U/A DTD 07/08/93 By Carole J. Coil	16 Sandia Heights Dr. NE Albuquerque, NM 87122	6.67% Class D

Carolyn A. Mangeng	365 Briston Place Los Alamos, NM 87544 S	6.09% Class D

72

Name	Address	Percent of Class
Mr. Hervey S. Stockman and Mrs. Sarah A. Stockman Com.Prop	1041 Matador Dr. SE Albuquerque, NM 87123	5.05% Class D
.
North Carolina Fund
Mr. Fletcher Horn	3716 Cypress Club Dr. #C308 Charlotte, NC 28210	8.70% Class A

Merrill Lynch Trust Co. Investment Account	PO Box 30532 New Brunswick, NJ 08989	8.10% Class A

T. Jerry Walker and Marie L. Walker JTWROS	109 Bosswood CT Cary, NC 27511	7.20% Class A

Eric G. Bolen and Elizabeth D. Bolen JTWROS	C/O Dept. of Biology Univ. NC at Wilmington Wilmington, NC 28403	19.00% Class C

Mr. M. Webster Henry	417 Shady Circle Dr Rocky Mount, NC 27803	6.60% Class C

Mr. Richard A. Pence and Mrs. Chloe E. Pence JTWROS	2804 Lake Forest Dr. Greensboro, NC 27408	5.90% Class C

Robert D. Windsor	PO Box 940 Oak Island, NC 28465	5.70% Class C

Henry L. Coble	3401 N. Rockingham Rd. Greensboro, NC 27407	5.50% Class C

Barbara R. Schroeder TTEE U/A DTD 05/18/95 By Barbara R. Schroeder	4900 Kingpost Dr. Fuquay Varina, NC 27526	19.60% Class D

Leo E. Magiera TTEE U/A DTD 07/12/90 By Leo E. Magiera Trust	85 Sakonnet Trl. Pinehurst, NC 28374	7.10% Class D

Ohio Fund
Wilma Jean Weber TTEE U/A DTD 02/01/1993 By Wilma Jean Weber	790 S. Troy Ave. Cincinnati, OH 45246	9.29% Class A

Jerry L. Trabue and Beverly A. Trabue Co-TTEEs U/A 8/7/90 Trabue Loving Trust	5888 Leven Links CT Dublin, OH 43017	10.69% Class C

Merrill Lynch Trust Company	PO Box 30532 New Brunswick, NJ 08989	9.73% Class C

Dominic E. Margiotti	667 E. College Ave. Westerville, OH 43081	6.58% Class C

Mary Elaine White	3638 Krierview Dr. Cincinnati, OH 45248	6.18% Class C

Alice J. Noon TTEE DTD 12/10/86 Alice J. Noon Trust	PO Box 210 Caldwell, OH 43724	6.06% Class D

73

Name	Address	Percent of Class
Rose Jeram, George Jeram Sr, Gerald Jeram & George Jeram Jr. Trustees U/A DTD 112193 By Rose Jeram Revoc. Living Trust	100 Pilot Point Ln. Stewart, TN 37175	5.94% Class D

Oregon Fund
Gerald R. & Florence F. Kubin TTEEs U/A/D 10/8/90 & Restated 2/23/98 By Gerald Kubin et al	1855 Turnage St. NW Salem, OR 97304	27.72% Class A

Sydney Hagen	2945 Gregory Dr. W. Billings, MT 59102	11.85% Class A

George Freck, Molly Sue Hampton and Julie Hampton JTWROS	7905 SW Cedar St. # 47 Portland, OR 97225	8.52% Class A

Bertha M. Dunford TTEE U/A DTD 01/30/98 By Bertha M. Dunford Trust	15760 SW Royalty Pkwy. Tigard, OR 97224	21.88% Class C

Myron E. Now and Marjorie C. Now JTWROS	968 Harbor Isle Blvd. Klamath Falls, OR 97601	7.98% Class C

Delmar D. Kennel TTEE Dolores A. Kennel TTEE U/A DTD 06/21/1990 By Delmar & Dolores Kennel	61405 K. Bar Rd. Bend, OR 97701	5.97% Class C

Anthony J. Baker and Diana L. Baker JTWROS	16145 NW Schendel Ave. # F Beaverton, OR 97006	5.57% Class C

Teril T. Swart	4700 NW Kahneeta Dr. Portland, OR 97229	20.01% Class D

Willamette View Fdn. TTEE U/A DTD 02/25/92 By Belsher Family Trust	12705 SE River Rd. Portland, OR 97222	7.63% Class D

Edward J. Dittmer TTEE Alice E. Dittmer TTEE U/A DTD 08/28/91 By Edward J. Dittmer et al	1200 Mira Mar Ave. # 191 Medford, OR 97504	6.82% Class D

Ted Von Glahn and Betty Von Glahn JTWROS	2706 SW Homar Ave. Portland, OR 97201	6.80% Class D

Melvin N. Levet TTEE Perle I. Levet TTEE U/A DTD 11/20/1989 By Melvin N. Levet Trust	1300 NE 16th Ave. # 1315 Portland, OR 97232	6.40% Class D

Victor L. Anfuso TTEE Kathy S. Anfuso TTEE For Victor Thomas Anfuso U/A/DTD 6/2/97	3101 NE 156th Ave. Portland, OR 97230	6.25% Class D

Loni M. Lowry	4100 Payne Rd. Medford, OR 97504	5.43% Class D

74

Name	Address	Percent of Class
Kris K. U. B. Johansson Cust. Kristina Britt Johansson UTMA/, CA 21	58 Watagua Cottage Grove, OR 97424	5.24% Class D

Pennsylvania Fund
Merrill Lynch Trust Company	PO Box 30532 New Brunswick, NJ 08989	29.96% Class A

Sidney Rosenthal TTEE U/W Nathan Rosenthal	595 River Rd. Yardley, PA 19067	5.90% Class C

Andrew J. Sordoni III and Susan F. Sordoni JTWROS	45 Owen St. Forty Fort, PA 18704	13.20% Class D

Troyer Potato Products Inc. Attn: Steve Troyer	PO Box 676 Waterford, PA 16441	5.44% Class D

Texas Fund
Sue B. Howe and T D. Howe III JTWROS	5045 Tangle Ln. Houston, TX 77056	7.90% Class A

Thomas B. Howard Jr. TTEE Mary Stubbs Howard TTEE U/A DTD 03/17/94 By Thomas & Mary S. Howard	4415 Fairfax Ave. Dallas, TX 75205	5.08% Class A

Ramiro Rocha Jr. and Veronica R. Rocha TIC	P O. Box 684 Refugio, TX 78377	9.04% Class C

H A. Furrh and Annabelle Furrh JTWROS	PO Box 165 Moulton, TX 77975	7.12% Class C

Linda Westerfeld	41 Windsor Dr. Conroe, TX 77304	7.03% Class C

Judy L. Humphrey TOD Beneficiaries On File	374 O’Bannon Ranch Rd. Huntsville, TX 77340	7.01% Class C

Helen R. Cox	4901 Denver Dr. Galveston, TX 77551	6.62% Class C

Verna Joyce Griffith	2001 Lotus Ln. Lufkin, TX 75904	6.46% Class C

Donna C. Price	134 Mill Trail Dr. Sugar Land, TX 77478	6.13% Class C

Dr. Ka C. Wong and Mrs. Marilyn Wong JTWROS	11175 Leo Collins Dr. El Paso, TX 79936	33.24% Class D

Mr. James A. Rexrode and Mrs. Sandra S. Rexrode TIC	14703 Oak Bend Dr. Houston, TX 77079	11.08% Class D

Ruben De Los Santos MD and Lorena P. De Los Santos JTWROS	P O. Box 3699 Eagle Pass, TX 78853	9.22% Class D

Mr. Tony Garcia and Maria C. Garcia TIC	2018 Plantation Dr. Richmond, TX 77469	8.42% Class D

Mr. James C. Lovell TOD Beneficiaries on File	2938 Shady Lake Cir. Carrollton, TX 75006	5.95% Class D

75

FINANCIAL STATEMENTS

 Each Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to its 2000 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 637-3863 between 8:00 a.m. and 8:00 p.m. on any business day.

76

APPENDIX A

ECONOMIC AND FINANCIAL CONDITIONS IN ARIZONA

The following information is a brief summary of factors affecting the economy of the state and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

Over the past several decades, the State’s economy has grown faster than most other regions of the country as measured by nearly every major indicator of economic growth, including population, employment and aggregate personal income. Although the rate of growth slowed considerably during the late 1980’s and early 1990’s, the State’s efforts to diversify its economy have enabled it to achieve, and then sustain, steady growth rates in recent years. While jobs in industries such as mining and agriculture have diminished in relative importance to the State’s economy over the past two decades, substantial growth has occurred in the areas of aerospace, high technology, light manufacturing, government and the service industry. Other important industries that contributed to the State’s growth in past years, such as construction and real estate, have rebounded from substantial declines during the late 1980’s and early 1990’s. Although the construction sector has experienced a moderate slowing since 1999, it is predicted to continue expanding. Overall, the State’s economy is expected to continue to grow, though at a more sustainable rate, throughout 2000 and 2001.

Arizona’s strong economy, warm climate and reasonable cost of living, coupled with the economic problems and adverse climatic conditions experienced from time to time in other parts of the country, have encouraged many people to move to the State. During the decade of the 1990s, the State’s population increased 22% to 4.87 million; the population is predicted to increase approximately 2.7% annually through 2002. Between 1990 and 1999, Maricopa County, the State’s most populous county, also had the single largest population inflow (in absolute terms) of any county in the country and now has a population of more than 2.8 million, which is larger than 17 states.

Part of the State’s recent popularity can be attributed to the favorable job climate. For the period from 1993 to 1998, Arizona had the nation’s second highest job growth rate, up 33% to more than two million jobs. Though the rate slowed moderately in 1999, Arizona’s job growth still ranked second in the nation. Job growth is predicted to continue to increase 4.1% in 2000 and 3.5% in 2001; two to three times the national average. A relatively sound United States economy, a stronger economy in California (which historically has been a prime market for Arizona goods and services), a recovery in Asian markets, and continued growth in retail trade, manufacturing and services should enable the State to realize these positive, though more modest gains. Unemployment has declined in the last four years from an average of 5.5% in 1996 to 4.4% in 1999.

The State’s recent economic growth has enabled Arizonans to realize substantial gains in personal income. While the State’s per capita personal income generally varies between 5% and 15% below the national average due to such factors as the chronic poverty on the State’s Indian reservations, the State’s relatively high number of retirees and children, and the State’s below-average wage scale, the State’s per capita personal income nevertheless grew by 4.5% in 1999. Similar growth is projected in 2000. The gains in per capita personal income during this period have also led to steady growth in retail sales. Average retail sales grew 4.3% in 1999 and are predicted to increase between 3.7% and 5.0% in 2000.

The State government’s fiscal situation has improved substantially in recent years. After experiencing several years of budget shortfalls requiring mid-year adjustments, the State has had significant budget surpluses each year from 1993 through 1998. However, during fiscal year 1999, a significant portion of the accumulated surpluses were committed to construction and renovation of public school facilities, reducing the projected surplus at June 30, 1999 to approximately $70 million. On April 16, 1999, the Governor signed the State’s $12 billion budget for the 2000 and 2001 fiscal years. Although an amendment to the State’s Constitution requiring a 2/3 majority vote in both houses of the Legislature to pass a tax or fee increase constrains the State’s ability to raise additional revenue if needed, the State has placed in excess of $400 million of its surplus revenues in a rainy-day fund to protect against such an eventuality.

A-1

In 1994, the Arizona Supreme Court declared the then-current system for funding construction and maintenance of the State’s public schools to be unconstitutional on the ground that it resulted in substantial disparities in the nature and condition of capital facilities in the State’s public schools. After several efforts, the State Legislature, in 1998, adopted legislation which establishes a State Facilities Board to set uniform minimum capital facilities standards for Arizona’s public schools, with funding for any new facilities or renovations to be provided on a pay-as-you-go basis from a new School Facilities Fund, which was originally intended to be capitalized by annual State appropriations. However, the Governor has recently proposed, and the Arizona Legislature has recently referred to the voters at the November 7, 2000 general election, a proposal to impose a [6] /10 of 1% statewide sales tax to augment the School Facilities Fund. In addition, under limited circumstances, the voters in a local school district can authorize the issuance and sale of bonds to pay for the acquisition or construction of capital facilities in the district which exceed the State’s established minimum standards. This legislation does not effect the obligation or ability of the districts to pay debt service on currently outstanding bonds.

Maricopa County is the State’s most populous and prosperous county, accounting for nearly 60% of the State’s population and a substantial majority of its wage and salary employment and aggregate personal income. Within its borders lie the City of Phoenix, the State’s largest city and the sixth largest city in the United States, and the Cities of Scottsdale, Tempe, Mesa, Glendale, Chandler and Peoria, as well as the Towns of Paradise Valley and Gilbert. Good transportation facilities, a substantial pool of available labor, a variety of support industries and a warm climate have helped make Maricopa County a major business center in the southwestern United States.

Once dependent primarily on agriculture, Maricopa County has substantially diversified its economic base. Led by the service sector, which includes transportation, communications, public utilities, hospitality and entertainment, trade, finance, insurance, real estate and government, the County has achieved an average annual employment growth rate of 4.5% or more each year since 1995. In addition, several large, publicly-traded companies, such as The Dial Corp., Phelps’ Dodge and MicroAge, have their headquarters in Maricopa County, while others, such as Motorola, Intel and Honeywell, conduct major operations there. A variety of professional sports teams are based in Maricopa County, including the Phoenix Suns (NBA basketball), the Arizona Cardinals (NFL football), the Phoenix Coyotes (NHL hockey), and the Arizona Diamondbacks (MLB baseball).

Pima County is the State’s second most populous county, and includes the City of Tucson. Traditionally, Pima County’s economy has been based primarily upon manufacturing, mining, government, agriculture, tourism, education and finance. Hughes Aircraft, which transferred its Hughes Missile Systems division to Tucson several years ago, and several large mining companies, including BHP Copper, ASARCO and Phelps Dodge, anchor the non-public sector of the Tucson economy. During the past decade, Pima County, and Tucson in particular, has become a base for hundreds of computer software companies, as well as a number of companies operating in the areas of environmental technology, bioindustry and telecommunications. In addition, the Arizona Diamondbacks, the Colorado Rockies and the Chicago White Sox all conduct their baseball spring training operations in the county. Pima County traditionally experiences more modest annual job growth, averaging 2.0%-2.5%; this rate is expected to continue for the foreseeable future.

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APPENDIX B

ECONOMIC AND FINANCIAL CONDITIONS IN ARKANSAS

The following information is a brief summary of factors affecting the economy of the state and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of state issuers; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

Economic Information

During the past two decades, the economic base of Arkansas (the “State” or “Arkansas”) has shifted from agriculture to light manufacturing. The State is now moving toward a heavier manufacturing base involving more sophisticated processes and products such as electrical machinery, transportation equipment, fabricated metals and electronics. Resource-related industries dominate and the largest employers are the food products, lumber and paper good industries. The agricultural sector, though much diminished in importance, remains a significant contributor to state income.

At $21,187, or 77% of the national average for 1999, Arkansas’ personal income figure reflects strong gains and relative improvement in recent decades. Recent gains are attributed to employment provided by manufacturing growth and the State’s attraction to retirees. The State’s average unemployment rate in 1999 was 4.6%.

General and Revenue Obligations

The Constitution of the State of Arkansas does not limit the amount of general obligation bonds which may be issued by the State; however, no such bonds may be issued unless approved by the voters of the State at a general election or a special election held for that purpose.

There is no constitutional limitation on the aggregate principal amount of revenue bonds that may be issued by the State and its agencies. All revenue bonds and notes are secured only by specific revenue streams and neither the general revenues of the State nor its full faith and credit are pledged to repayment.

As of June 30, 1999, the State’s outstanding General Obligation Bonds totaled $388,366,000. The State has no other outstanding general obligation debt. There is no legislation pending calling for the issuance of any further general obligation of the State. The State’s net debt per capita at June 30, 1999 was $151.87.

In addition to the State’s General Obligation Bonds, the State had outstanding at June 30, 1999, $11,072,000 in revenue bonds and notes issued by various state agencies. Institutions of higher education had outstanding debt of $431,109,000 as of June 30, 1999.

Lease Obligation

Numerous state agencies presently lease equipment and/or occupy leased office space. These lease commitments generally are cancelable, without penalty, upon the failure of the State to appropriate sufficient funds at each biennial legislative session. The present value of future minimum commitments under operating and capital leases at June 30, 1998, was $146,504,000.

Arkansas Development Finance Authority

The Arkansas Development Finance Authority (the “Authority”) is the largest issuer of tax-exempt debt in the State. The Authority was created by the Arkansas General Assembly in 1985 as a multipurpose finance authority. After its creation, it assumed the functions, powers and duties of the Arkansas Housing Development Agency and that agency was abolished. In addition to providing financing for residential housing, the Authority is permitted to issue revenue bonds for the purpose of financing agricultural business enterprise, capital improvements for State agencies and local governments, educational facilities, health care facilities, industrial enterprises and short-term advance funding of local government obligations. The Authority had $1,376,337,000 principal amount of bonds outstanding as of June 30, 1999.

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Bonds Issued By Political Subdivisions and Other Constitutional Authorities

Cities, counties, public facilities boards, improvement districts, utilities commissions, water districts and other constitutional authorities are authorized to issue general obligation and revenue bonds. The majority of these bonds are special revenue obligations which are unrated absent credit enhancement.

Financial Organizations and Management

The following State organizations share responsibility for statewide financial management: the General Assembly, the Office of Budget and the Office of Accounting of the Department of Finance and Administration, the Governor, the Treasurer and the Division of Legislative Audit. The State is prohibited by its Constitution from deficit spending. Accordingly, spending is limited to actual revenues received by the State.

The General Assembly has responsibility for legislating the level of State services and appropriating the funds for operations of State agencies. The Office of Budget prepares the Executive Budget with the advice and consent of the Governor. The Office of Budget also monitors the level and type of State expenditures. The Accounting Division has the responsibility for maintaining fund and appropriation control and, through the Pre-Audit Section and in conjunction with the Auditor of State, has responsibility for the disbursement process. The Treasurer has responsibilities for disbursement, bank reconciliation and investment of State funds (with the advice of the State Board of Finance). The Division of Legislative Audit has responsibility for performing financial post-audits of State agencies.

Budget of State Agencies

State agencies submit biennial budget requests to the Office of Budget of the Department of Finance and Administration. The Office of Budget prepares the Executive Budget and an estimate of general revenues. The Executive Budget contains the budget amount recommended by the Governor.

The General Assembly appropriates money after consideration of both the Executive Budget and the revenue estimate. The appropriation process begins in the joint House-Senate Budget Committee and then proceeds through both houses of the General Assembly. Legislative appropriations are subject to the Governor’s approval or veto, including the authority of line-item veto.

The General Assembly also must enact legislation pursuant to the Revenue Stabilization Act to provide for an allotment process of funding appropriations in order to comply with state law prohibiting deficit spending. The Governor may restrict spending to a level below the level of appropriations.

Revenue Stabilization Act

Act 750 of 1973, codified at Arkansas Code Annotated §§ 0019-5-101 et seq., establishes the State’s revenue stabilization law (the “Stabilization Act”). The Stabilization Act and related legislation govern the administration and distribution of State revenues.

     Pursuant to the Stabilization Act, all general and special revenues are deposited into the General Revenue Allotment Account and the Special Revenue Allotment Account according to the type of revenue being deposited. From the General Revenue Fund, 3% of all general revenues are distributed to the Constitutional Officers Fund and the Central Services Fund to provide support for the State’s elected officials (legislators, constitutional officers, judges), their staffs and the Department of Finance and Administration. The balance is then distributed to separate funds proportionately as established by the Stabilization Act. From the Special Revenue Fund, 3% of special revenues collected by the Department of Finance and Administration and
1-1 1/2% of all special revenues collected by other agencies are first distributed to provide support for the State’s elected officials, their staffs and the Department of Finance and Administration. The balance is then distributed to the funds for which the special revenues were collected as provided by law.

Special revenues, which are primarily users taxes, are generally earmarked for the program or agency providing the related service.

General revenues are transferred into funds established and maintained by the Treasurer for major programs and agencies of the State in accordance with funding priorities established by the General Assembly.

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Pursuant to the Stabilization Act, the General Assembly establishes three levels of priority for general revenue spending, levels “A”, “B”, and “C”. Successive levels of appropriations are funded only in the event sufficient revenues have been generated to fully fund any prior level. Accordingly, appropriations made to programs and agencies are only maximum authorizations to spend. Actual expenditures are limited to the lesser of (i) special revenues earmarked for a program or agencies’ fund maintained by the Treasurer or (ii) the maximum appropriations by the General Assembly.

Since State revenues are not collected throughout the year in a pattern consistent with program and agency expenditures, the Budget Stabilization Trust Fund, which receives one-half of the interest earnings from State fund investments, has been established and is utilized to assure proper cash flow during any period. Other interest earnings are pledged to special revenue obligations or used to supplement the State’s capital construction program.

Auditing Procedures

The accounts of the State are subject to post-audit by the Division of Legislative Audit. Audits are performed as a series of audits which include agencies and funds. Copies of audit reports are made available for each fiscal year and may be obtained from the Division of Legislative Audit, State Capitol Mall, Little Rock, Arkansas 72201.

Revenue Structure of the State

The Department of Finance and Administration prepares a Comprehensive Annual Financial Report (“CAFR”) after the close of each fiscal year. Commencing with the fiscal year ended June 30, 1995, the General Purpose Financial Statements have been audited by Deloitte & Touche LLP, an independent accounting firm. Copies of the complete report may be obtained by contacting the Department of Finance and Administration, P.O. Box 3278, Little Rock, Arkansas 72203.

Property Tax Reform

In November 2000 Arkansas will vote on a proposed constitutional amendment which would remove Arkansas sales taxes from used personal property including automobiles and boats. If the amendment passes, the state sales tax collections will drop by a significant percentage. State government relies on sales taxes to fund a significant percentage of its annual budget.

Bond Ratings

As of the date of this Statement of Additional Information, Arkansas’ general obligation bonds are rated Aa3 by Moody’s and AA by Standard & Poor’s. The Arkansas Development Finance Authority’s $65,174,000 principal amount of Guaranty Revenue Bonds are rated A by Standard & Poor’s. In the absence of credit enhancement from bond insurance, letter of credit or other credit facilities, the bonds of state agencies, colleges and universities, other local political subdivisions and other boards and commissions are generally unrated.

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APPENDIX C

ECONOMIC AND FINANCIAL CONDITIONS IN COLORADO

The following information is a brief summary of factors affecting the economy of the State of Colorado and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more official publications of the State of Colorado and other sources that are generally available to investors; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

State Economy

Based on data published by the State of Colorado, Office of State Planning and Budgeting as presented in the Colorado Economic Perspective, State Revenue and Economic Projections through Fiscal Year 2004-2005, dated June 20, 2000 (the “2000 Economic Report”), 54% of non-agricultural employment in Colorado in 1999, was concentrated in the retail and wholesale trade and service sectors, reflecting the importance of tourism to the State’s economy and of Denver as a regional economic and transportation hub. The government and manufacturing sectors followed as the next largest employment sectors in the State, representing approximately 15% and 9.5%, respectively, of non-agricultural employment in the State in 1999. The Office of Planning and Budgeting projects similar concentrations for 2000 and 2001.

According to the 2000 Economic Report, the Colorado unemployment rate was 2.9% in 1999. Colorado continued to surpass the non-agricultural employment growth rate of the U.S., with a 4.0% rate of growth for Colorado in 1999, as compared to 2.3% for the nation as a whole but forecasts call for a gradual slowing. Employment growth is expected to grow to 3.6% and then slowly decrease to 3.0% by year 2004.

Personal income rose 7.9% in Colorado during 1999, as compared with an increase of 5.9% for the nation as a whole. Total Colorado retail sales in 1999 increased by 7.7% over calendar 1998.

Restrictions of Appropriations and Revenues

The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year. By statute, the amount of General Fund revenues available for appropriation is based upon revenue estimates which, together with other available resources, must exceed annual appropriations by the amount of the unappropriated reserve (the “Unappropriated Reserve”). For fiscal years 1994 and thereafter, the Unappropriated Reserve requirement is 4% of total appropriations from the General Fund. In addition to the Unappropriated Reserve, a constitutional amendment approved by Colorado voters in 1992 requires the State and each local government to reserve a certain percentage of its fiscal year spending (excluding bonded debt service) for emergency use (the “Emergency Reserve”). The minimum Emergency Reserve is set at 3% for 1995 and later years. The balance held in the State Controlled Maintenance Trust Fund is now used to satisfy the Emergency Reserve requirement.

General Fund appropriations also are limited by statute to an amount equal to the cost of performing certain required reappraisals of taxable property plus an amount equal to the lesser of (i) 5% of Colorado personal income or (ii) 106% of the total General Fund appropriations for the previous fiscal year. This restriction does not apply to any General Fund appropriations which are required as a result of a new federal law, a final state or federal court order or moneys derived from the increase in the rate or amount of any tax or fee approved by a majority of the registered electors of the State voting at any general election. In addition, the statutory limit on the level of General Fund appropriations may be exceeded for a given fiscal year upon the declaration of a State fiscal emergency by the State General Assembly.

During each of the past several years, Colorado has met the Unappropriated Reserve and Emergency Reserve requirements described above. Based on the 2000 Economic Report estimates, the 2000 and 2001 fiscal year ending General Fund balances are expected to exceed the required Unappropriated Reserve.

On November 3, 1992, voters in Colorado approved a constitutional amendment (“TABOR”) which, in general, became effective December 31, 1992, and restricts the ability of the State and local governments to increase revenues and impose taxes. TABOR applies to the State and all local governments, including home rule

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entities (“Districts”). Enterprises, defined as government-owned businesses authorized to issue revenue bonds and receiving under 10% of annual revenue in grants from all Colorado state and local governments combined, are excluded from the provisions of TABOR.

The provisions of TABOR are unclear and have required judicial interpretation. Among other provisions, TABOR requires voter approval prior to tax increases, the imposition of a new tax, creation of debt, or mill levy or valuation for assessment ratio increases or a change of tax policy resulting in a net revenue gain. TABOR also limits increases in government spending and property tax revenues to specified percentages. TABOR requires that District property tax revenues yield no more than the prior year’s revenues adjusted for inflation, voter approved changes and (except with regard to school districts) local growth in property values according to a formula set forth in TABOR. School districts are allowed to adjust tax levies for changes in student enrollment. Pursuant to TABOR, local government spending is to be limited by the same formula as the limitation for property tax revenues. TABOR limits increases in expenditures from the State General Fund and program revenues (cash funds) to the growth in inflation plus the percentage change in State population in the prior calendar year. The bases for initial spending and revenue limits were fiscal year 1992 spending and 1991 property taxes collected in 1992. The base for spending and revenue limits for each subsequent fiscal year is the prior fiscal year’s spending and property taxes collected in the prior calendar year. Debt service changes, reductions and voter-approved revenue changes are excluded from the calculation bases. TABOR also prohibits new or increased real property transfer tax rates, new State real property taxes and local District income taxes.

Litigation concerning several issues relating to TABOR has been brought in the Colorado courts. The litigation deals with three principal issues: (i) whether Districts can increase mill levies to pay debt service on general obligation bonds without obtaining voter approval; (ii) whether a multi-year lease-purchase agreement subject to annual appropriation is an obligation which requires voter approval prior to execution of the agreement; and (iii) what constitutes an “enterprise” which is excluded from the provisions of TABOR. In September 1994, the Colorado Supreme Court held that Districts can increase mill levies to pay debt service on voter approved general obligation bonds issued after the effective date of TABOR; in June 1995, the Colorado Supreme Court validated mill levy increases to pay general obligation bonds issued prior to TABOR, provided that such bonds or bonds issued to refund such bonds were voter approved. In late 1994, the Colorado Court of Appeals held that multi-year lease-purchase agreements subject to annual appropriation do not require voter approval, and that decision was not appealed. Recently the Colorado Supreme Court ruled that notes to be issued by the State the repayment of which was subject to legislative appropriation must be approved by the voters under TABOR. The Court distinguished these notes from lease-purchase agreements. Finally, in May 1995, the Colorado Supreme Court ruled that entities with the power to levy taxes may not themselves be “enterprises” for purposes of TABOR; however, the Court did not address the issue of how valid enterprises may be created. Many Colorado local governments interpret this decision to mean that a government with taxing power cannot be an enterprise but that a business activity (such as a utility) owned by such a government can be an enterprise. Additional litigation in the “enterprise” arena may be filed in the future to clarify these issues. In 1996, the Colorado Supreme Court held that voters can authorize a government to keep and spend all revenues received in excess of the spending limits. Other aspects of the spending limits are being litigated in district court actions.

According to the 2000 Economic Report, for fiscal year 1999, general fund revenues (adjusted for cash funds that are exempt from TABOR) were $5,749.6 million and program revenues (cash funds) were $2,176.4 million, for revenues totaling $7,923.0 million. During 1997, inflation and population grew at rates of 3.3% and 2.0%, respectively, for a combined total limit of 5.3%. Accordingly, under TABOR, State expenditures during the 1999 fiscal year could not exceed $7,243.4 million and the actual 1999 fiscal year general fund and program revenues of $7,923.0 million were over the limit. In November 1998, Colorado voters defeated a proposition to permit the State to keep and spend a portion of the surplus, and the excess of $679.6 million is required to be refunded to Colorado taxpayers. The estimated limitation for fiscal year 2000 is 4.4% over the revenue limit for the 2000 fiscal year; accordingly, 2000 fiscal year revenues cannot exceed an estimated $7,564.5 million. Fiscal year 2001 revenues are estimated to be $905.5 million over the projected limitation which means that there will likely be additional refunds unless voters allow some or all of those revenues to be retained.

Because of the significant anticipated surpluses, many permanent tax reductions were passed by the General Assembly in 1999 and 2000 and signed into law by the Governor. In total, taxes were reduced by an estimated $530 million in fiscal year 2001, the first full year of the majority of the tax cuts. When combined with temporary

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tax relief bills, an estimated $900 million will be returned to Colorado taxpayers in the 2001 and 2002 fiscal years. The largest tax cut was a reduction in the income and sales tax rates. The income tax rate is now 4.63%, compared to 5.0% in 1998. Effective January 1, 2001, the sales tax rate will be lowered to 2.9% from the current 3.0%.

There is also a statutory restriction on the amount of annual increases in taxes that the various taxing jurisdictions in Colorado can levy without electoral approval. This restriction does not apply to taxes levied to pay general obligation debt.

State Finances

According to the State of Colorado Audited Financial Reports, on a GAAP basis, the State had unrestricted General Fund balances at June 30, 1997 and 1998 of $514.4 million and $901.0 million, respectively. The Office of State Planning and Budgeting projects the fiscal year 1999 General Fund ending balance to be approximately $454.7 million. The ending balances for fiscal years 1998 and 1999 give effect to HB 98-1414, which specifies that the refunds required by TABOR are to be booked in the year of the refund rather than in the year incurred.

For fiscal year 1999, individual income taxes generated the largest portion of the State’s General Fund gross receipts, representing approximately 57.4% of such receipts. Sales, use and other excise taxes represented the second largest source at approximately 31% of fiscal year 1999 gross receipts, while corporate income taxes represented about 4.8% of fiscal year 1999 gross receipts. For fiscal year 2000, General Fund revenues of approximately $6,168.8 million and appropriations of approximately $5,975.4 million are projected. The percentages of General Fund revenue generated by type of tax for fiscal years 2000 and 2001 are not expected to be significantly different from fiscal year 1999 percentages.

State Debt

Under its constitution, the State of Colorado is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions which are subject to annual renewal at the option of the State. In addition, the State is authorized to issue short-term revenue anticipation notes. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Colorado local governments can also finance public projects through leases which are subject to annual appropriation at the option of the local government. Local governments in Colorado also issue tax anticipation notes. TABOR requires prior voter approval for the creation of any multiple fiscal year debt or other financial obligation whatsoever, except for refundings at a lower rate or obligations of an enterprise. At the November 2, 1999 election, Colorado voters approved the State’s issuance of $1,700,000,000 of revenue anticipation notes, the proceeds of which will be used for highway purposes. To date, the State has issued $524,360,000 of the notes.

Pending Constitutional Amendments

     On November 7, 2000, Colorado voters will vote on a number of proposed amendments to the Colorado Constitution. Two of these amendments, if adopted, may have a significant affect upon State and local government finance in Colorado, and upon the State’s overall economy and are described below. Both of these amendments are citizens initiatives which will appear on the ballot as a result of the petition process.

    Both amendments are vague in several respects and will be subject to administrative, legislative and judicial interpretation. Such interpretations may ultimately differ from the following descriptions of the amendments’ estimated effect.

Tax Cut Initiative. The first initiative (“Amendment 21”) would amend the constitution by implementing tax cuts for a variety of State and local government taxes. The following is the text of Amendment 21:

A $25 tax cut, increased $25 yearly (to $50, $75....), shall lower each tax in each tax bill for each 2001 and later district: utility customer and occupation tax and franchise charge; vehicle sales, use, and ownership tax; yearly income tax; property tax; income and property tax equal to yearly revenue from sales and use taxes on

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food and drink other than tobacco and alcohol; and income tax equal to yearly revenue from estate taxes. (8)(d) tax cuts and state replacement of local revenue shall not lower state or local excess revenue, the state may limit local acts increasing replacement costs, joint income tax returns equal two tax bills, and attorney fees and costs to enforce (8)(d) shall always be paid to successful plaintiffs only.

Amendment 21 apparently would cut the following taxes for the State and each local government which levies such taxes in 2001 (unless otherwise noted):

(a) utility customer tax, occupation tax and franchise charge;

(b) vehicle sales, use and ownership taxes;

(c) the State income tax (first affects the 2002 returns);

and (d) property tax (first affects the 2002 bills).

The tax cut in the first year will be $25 for each tax in each tax bill. With respect to the property tax bill, the proponents of Amendment 21 assert that each taxing district levying a property tax will experience a $25 tax cut in 2002 for each property tax bill. In addition, to the $25 tax cut for each property tax, the 2002 property tax bill for a government which has a sales tax will be reduced up to another $25 or such lesser amount equal to the government’s sales tax revenue from food and drink (other than tobacco and alcohol) divided by the number of property tax bills. The State 2002 income tax liability for each income tax return will be reduced up to another (a) $25 or such lesser amount equal to the State’s revenue from the estate tax divided by the number of income tax returns and (b) $25 or such lesser amount equal to the State’s sales tax revenue from food and drink (other than tobacco and alcohol) divided by the number of income tax returns. Each tax cut increases each successive year by another $25. For example, each tax cut will be $50 in the second year, $75 in the third year, etc. There is no end to each tax cut under Amendment 21 so the amount will continue to grow by $25 each year.

The language of Amendment 21 does not appear to require the State to replace revenues that local governments will lose as a result of Amendment 21’s tax cuts, although its proponents claim that it does. Accordingly, it should not be assumed that lost revenue will be replaced from any source. In addition, it is clear that if the State chooses to replace lost local revenues, such replacement revenue must come within the State’s TABOR spending limit. Any revenue which may be provided by the State to a local government must also fit within the local government’s TABOR spending limit.

The precise impacts of Amendment 21 on various governments are unknown. The State has estimated its total revenue loss to be $663.7 million for the period from January 1, 2001 to June 30, 2003. It is possible that units of government might attempt to mitigate the impacts of Amendment 21 in the future by seeking voter approval for one or more tax increases. Amendment 21 authorizes the State to “limit local acts increasing replacement costs”. If the State does enact legislation prohibiting or limiting local tax increases, then the ability of such governmental units to mitigate the impacts of Amendment 21 will be adversely affected.

The passage of Amendment 21 could adversely affect the overall financial health of some governments. If this occurs, it is impossible to predict what may occur with respect to bond ratings or the market price of bonds. With respect to annual appropriation leases, the risk of non-appropriation may increase if governmental revenues decrease as a result of the passage of Amendment 21.

Growth Limitation Initiative. The second initiative (“Amendment 24”) would impose a wide range of new restrictions upon real estate development in Colorado. Amendment 24 generally applies to countries with a population over 10,000 (and the municipalities in such counties), and would limit new development to land in the following three categories; (a) land within “committed areas,” where development has already occurred or is currently being processed, (b) land within areas marked on “growth area maps” prepared by each local government and approved by the local electorate, and (c) land within specifically excluded areas.

Committed Areas. Growth in committed areas would be allowed to occur without any voter approval. A “committed area” is defined to be land: (a) contained within a recorded subdivision where at least 50% of the lots in such subdivision have had (i) permanent structures built on them, or (ii) central water and sewer services extended to them; (b) covered by a valid development application which includes the

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service of central water and sewer to the land and which was submitted to the local government by September 13, 2000; or (c) identified by the local government as an area for development which currently abuts land described in (a) above, “Valid development application” is defined to mean an application that substantively meets all of the rules for submission applicable to a proposal and that has been accepted as timely and complete by the local government regulating the use of the land.

Growth Area Maps. New growth is designed to be regulated by the creation of voter-approved growth area maps. The growth area map must include a map and text describing the area, the general locations of land use and a range of development densities. Land may be included within a growth area map only if central water and sewer and roads can be extended to the area within 10 years following approval of the map. The preparation of growth area maps is the responsibility of the relevant county or municipality. Once prepared, a growth area map is not effective, and does not allow development, until it is first approved by the voters in the county or municipality which proposed the map.

Exceptions. Amendment 24 would also allow certain development-related actions to occur in certain areas which are excepted from the terms of the amendment, such as (a) the development or subdivision of land consistent with a valid development application which had been filed as of September 13, 2000; (b) the creation of lots for family members of farmers and ranchers; (c) the division of land that is not subject to State subdivision requirements (which generally allow divisions of land into parcels at least 35 acres in size without local government approval); (d) certain publicly owned facilities; (e) non-residential development of less than 10,000 square feet to permit retail or service use where no other retail or service uses are located within 1 mile; and (f) commercial or industrial development that provides goods or services to support nearby agricultural operations where no similar facilities are located within 1 mile.

If adopted, Amendment 24 could significantly limit economic growth in Colorado by raising the costs of housing and commercial space. New real estate development is likely to decrease if Amendment 24 is adopted. The full extent of the effect of Amendment 24 upon the State’s economy, however, cannot be predicted at this time.

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APPENDIX D

ECONOMIC AND FINANCIAL CONDITIONS IN CONNECTICUT

The following information is a brief summary of factors affecting the economy of the State of Connecticut and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of state issuers; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

Manufacturing has historically been of prime economic importance to Connecticut (sometimes referred to as the “State”). The State’s manufacturing industry is diversified, with the construction of transportation equipment (primarily aircraft engines, helicopters and submarines) being the dominant industry, followed by fabricated metals, non-electrical machinery, and electrical equipment. As a result of a rise in employment in service-related industries and a decline in manufacturing employment, however, manufacturing accounted for only 16.92% of total nonagricultural employment in Connecticut in 1998. Defense-related business represents a relatively high proportion of the manufacturing sector. On a per capita basis, defense awards to Connecticut have traditionally been among the highest in the nation, and reductions in defense spending have considerably reduced this sector’s significance in Connecticut’s economy.

The average annual unemployment rate in Connecticut increased from a low of 3.6% in 1989 to a high of 7.6% in 1992 and, after a number of important changes in the method of calculation, was reported to be 3.0% in 1999. Per capita personal income of Connecticut residents increased in every year from 1990 to 1999, rising from $25,935 to $38,747. However, pockets of significant unemployment and poverty exist in several Connecticut cities and towns.

At the end of the 1990-1991 fiscal year, the General Fund had an accumulated unappropriated deficit of $965,712,000. For the eight fiscal years ended June 30, 1999, the General Fund ran operating surpluses, based on the State’s budgetary method of accounting, of approximately $110,200,000, $113,500,000, $19,700,000, $80,500,000, $250,000,000, $262,600,000, $312,900,000, and $71,800,000, respectively. General Fund budgets adopted for the biennium ending June 30, 2001, authorized expenditures of $10,581,600,000 for the 1999-2000 fiscal year and $11,085,200,000 for the 2000-2001 fiscal year and projected surpluses of $64,400,000 and $4,800,000, respectively, for those years.

As of April 30, 2000, the Comptroller estimated an operating surplus of $402,200,000 for the 1999-2000 fiscal year. Thereafter, following a declaration by the Governor needed to permit the appropriation of funds beyond the limits of the State’s expenditure cap, midterm budget adjustments were enacted. For the 1999-2000 fiscal year, expenditures not previously budgeted totaling $196,400,000 were authorized and, after a required deposit into the Budget Reserve Fund from unappropriated surplus of 5% of General Fund expenditures, provision was made for the disposition of substantially the entire remaining surplus, most of which would be used to avoid having to issue debt for school construction. For the 2000-2001 fiscal year, the midterm budget adjustments anticipate General Fund expenditures of $11,280,800,000, revenue of $11,281,300,000, and a resulting surplus of only $500,000.

The State’s primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of January 1, 2000, the State had authorized direct general obligation bond indebtedness totaling $13,310,385,000, of which $11,338,459,000 had been approved for issuance by the State Bond Commission and $9,872,122,000 had been issued. As of January 1, 2000, net State direct general obligation bond indebtedness outstanding was $6,795,705,000.

In 1995, the State established the University of Connecticut as a separate corporate entity to issue bonds and construct certain infrastructure improvements. The University was authorized to issue bonds totaling $962,000,000 by June 30, 2005, that are secured by a State debt service commitment to finance the improvements, $359,475,000 of which were outstanding on October 15, 1999. Additional costs for the improvements anticipated to be $288,000,000 are expected to be funded from other sources.

In addition, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Housing Finance Authority, the Connecticut Development Authority, the Connecticut Higher Education Supplemental Loan Authority, the

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Connecticut Resources Recovery Authority and the Connecticut Health and Educational Facilities Authority. Such bonds have also been issued by the cities of Bridgeport and West Haven and the Southeastern Connecticut Water Authority. As of January 1, 2000, the amount of bonds outstanding on which the State has limited or contingent liability totaled $4,315,600,000.

In 1984, the State established a program to plan, construct and improve the State’s transportation system (other than Bradley International Airport). The total cost of the program through June 30, 2004, is currently estimated to be $14.0 billion, to be met from federal, State, and local funds. The State expects to finance most of its $5.5 billion share of such cost by issuing $5.0 billion of special tax obligation (“STO”) bonds. The STO bonds are payable solely from specified motor fuel taxes, motor vehicle receipts, and license, permit and fee revenues pledged therefor and credited to the Special Transportation Fund, which was established to budget and account for such revenues.

The State’s general obligation bonds are rated Aa3 by Moody’s and AA by Fitch. On October 8, 1998, Standard & Poor’s upgraded its ratings of the State’s general obligation bonds from AA- to AA.

The State, its officers and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State’s financial position: (i) an action on behalf of all persons with traumatic brain injury who have been placed in certain State hospitals, and other persons with acquired brain injury who are in the custody of the Department of Mental Health and Addiction Services, claiming that their constitutional rights are violated by placement in State hospitals alleged not to provide adequate treatment and training, and seeking placement in community residential settings with appropriate support services; (ii) litigation involving claims by Indian tribes to portions of the State’s land area; (iii) an action by certain students and municipalities claiming that the State’s formula for financing public education violates the State’s constitution and seeking a declaratory judgment and injunctive relief; (iv) an action for money damages for the death of a young physician killed in an automobile accident allegedly as a result of negligence of the State; (v) actions by several hospitals claiming partial refunds of taxes imposed on hospital gross earnings to the extent such taxes related to tangible personal property transferred in the provision of services to patients; and (vi) an action against the State and the Attorney General by importers and distributors of cigarettes previously sold by their manufacturers seeking damages and injunctive relief relating to business losses alleged to result from the 1998 Master Settlement Agreement entered into by most states in litigation against the major domestic tobacco companies and challenging certain related so-called Non Participating Manufacturer statutes.

As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking “integrated education” within the Greater Hartford metropolitan area, on July 9, 1996, the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The Superior Court ordered the State to show cause as to whether there has been compliance with the Supreme Court’s ruling and concluded that the State had complied but that the plaintiffs had not allowed the State sufficient time to take additional remedial steps. Accordingly, the plaintiffs might be able to pursue their claim at a later date. The fiscal impact of this matter might be significant but is not determinable at this time.

The State’s Department of Information Technology coordinated a review of the State’s Year 2000 exposure and completed its plans on a timely basis. As of December 31, 1999, 99.5% of the testing cycles required to validate compliance in mission critical systems had been completed. Nevertheless, there is still a risk that testing for all failure scenarios did not reveal all software or hardware problems or that systems of others on whom the State’s systems or service commitments rely were not tested and remediated in a timely fashion. If the necessary remediations were not adequately tested, the Year 2000 problem may have a material impact on the operations of the State.

General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality’s property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut’s manufacturing industry. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport had authority to

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file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor.

In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from the revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.

Regional economic difficulties, reductions in revenues and increases in expenses could lead to further fiscal problems for the State, its political subdivisions, and its or their authorities and agencies. Such problems could result in declines, possibly severe, in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

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APPENDIX E

ECONOMIC AND OTHER CONDITIONS IN FLORIDA

The following information is a brief summary of factors affecting the economy of the State of Florida (the “State”) and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based upon one or more of the most recent publicly available offering statements relating to debt offerings of the State, however, it has not been updated. The Fund has not independently verified the information.

Beginning in calendar year 1995, the State’s unemployment rate has generally tracked below the national average. The State’s unemployment rate is projected to be 4.4% in calendar year 2000, while the nation’s unemployment rate for that calendar year is projected to be 4.6%. (The projections set forth in this Appendix were obtained from a report, prepared by the Revenue and Economic Analysis Unit of the Executive Office of the Governor for the State of Florida, contained within a recent official statement, dated August 16, 2000 for a State of Florida debt offering (“State of Florida Report”)).

During calendar years 1992 through 1998, the State’s per capita income is projected to have expanded approximately 29.0%, while the national per capita income increased by approximately 30.3%. Since 1989, Florida’s per capita income has been consistently slightly below that of the U.S. In 1998, it was 97.9% ($25,852) of the U.S. $26,412 average. The structure of Florida’s income differs from that of the nation and the Southeast. Because Florida has a proportionally greater retirement age population, property income (dividends, interest, and rent) and transfer payments (social security and pension benefits, among other sources of income) are relatively more important sources of income. For example, Florida’s employment income in calendar year 1998 represented 62.0% of total personal income, while the nation’s share of total personal income in the form of wages and salaries and other labor benefits was 72.2%. Florida’s income is dependent upon transfer payments controlled by the federal government.

The State’s strong population growth is one fundamental reason why its economy has typically performed better than the nation as a whole. In census year 1980, the State was ranked seventh among the 50 states with a population of 9.7 million people. The State has grown dramatically since then and as of April 1, 1998 ranked fourth with an estimated population of 15.0 million. Since census year 1990, the State’s estimated average annual rate of population increase has been approximately 1.9% as compared to an approximately 1.0% for the nation as a whole. While annual growth in the State’s population is expected to decline somewhat, it is expected to have grown by over 200,000 new residents per year throughout the 1990s.

Tourism is one of the State’s most important industries. An estimated 48.7 million people visited the State in calendar year 1998, according to the Florida Department of Commerce. Tourism arrivals are expected to increase by 4.9% in fiscal year 1998-99 and 2.7% the following fiscal year. In fiscal year 1998-99, tourist arrivals are projected to be approximately 49.7 million. In fiscal year 1999-2000, tourist arrivals are projected to reach 51.2 million and 52.6 million the following fiscal year. The State’s fiscal year begins July 1 and ends June 30.

Florida’s dependency on the highly cyclical construction and construction-related manufacturing sectors has declined. Total contract construction employment as a share of total non-farm employment was a little over 5.3% in 1998. Florida, nevertheless, has an important construction industry, with single and multi-family housing starts projected to reach a combined level of 155,600 in fiscal year 1999-2000 and 138,600 the following year. Multi-family starts have been slow to recover from the early 90’s recession, but are showing stronger growth now and are expected to approximate 56,700 in fiscal year 1999-2000 and 45,200 in 2000-2001. Total construction expenditures in fiscal years 1999-2000 and 2000-2001 are forecasted to increase 3.5% and 3.5% respectively. A driving force behind the State’s construction industry is its rapid population growth.

Financial operations of the State covering all receipts and expenditures are maintained through the use of four funds—the General Revenue Fund, Trust Funds, the Working Capital Fund, and the Budget Stabilization Fund. In fiscal year 1998-1999, the State derived approximately 67% of its total direct revenues to these funds from State taxes and fees. Federal funds and other special revenues accounted for the remaining revenues. Major sources of tax revenues to the General Revenue Fund are the sales and use tax, corporate income tax, intangible personal property tax, beverage tax, and estate tax which amounted to 70%, 8%, 4%, 3% and 4%, respectively, of total General Revenue Funds available. State expenditures are categorized for budget and appropriation purposes by type of fund and spending unit, which are further subdivided by line item. In fiscal year 1999-2000, expenditures from the General Revenue Fund for education, health and welfare, and public safety amounted to approximately 55%, 24% and 16%, respectively, of total General Revenues.

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The Sales and Use Tax is the greatest single source of tax receipts in the State. For fiscal year 1998-1999, receipts from this source were $13,918 million, an increase of 7.3% from the prior fiscal year, although not all of these receipts are credited to the General Revenue Fund. The second largest source of State tax receipts is the Motor Fuel Tax. The collections from this source during the fiscal year 1998-1999 were $2,215.7 million, although these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the General Revenue Fund. Alcoholic beverage tax revenues totalled $466.3 million for the State fiscal year 1998-1999. The receipts of corporate income tax for the fiscal year 1998-1999 were $1,472.2 million, an increase of 5.5% from the previous fiscal year. Documentary stamp tax collections totalled $1,185.1 million during fiscal year 1998-1999, posting a 13.4% increase from the previous fiscal year. Gross receipt tax collections for fiscal year 1996-97 totalled $575.7 million, an increase of 6.0% over the previous fiscal year. The intangible personal property tax is a tax on stocks, bonds, notes, governmental leaseholds, certain limited partnership interests, mortgages and other obligations secured by liens on Florida realty, and other intangible personal property. Total collections from intangible personal property taxes were $1,210 million during fiscal year 1998-1999, a 2.2% increase from the previous fiscal year. Recent reductions in the intangible personal property tax rate and expansions in the exclusions from that tax could reduce future revenues from that source. A significant portion of these tax proceeds are unavailable to the General Revenue Fund. The State’s estate tax on resident decedents’ estates is generally equal to the amount allowable as a credit against federal estate tax for state death taxes paid, and does not increase the estate’s total federal estate tax liability. For fiscal year 1998-1999, estate tax receipts were $674.1 million, an increase of 13.3% from the prior fiscal year. In fiscal year 1998-1999 State operated lotteries produced gross revenues of $2.11 billion. State law requires allocating 50% of lottery revenues to prizes, at least 38% to public education, and no more than 12% to lottery administrative costs. In fiscal year 1998-1999, education received approximately $802.9 million of these revenues.

In addition to the foregoing information, the State of Florida Report contains the following General Revenue information for fiscal year 1998-1999 in tabular form.

State of Florida Total General Revenues Fiscal Years 1998-1999 (in millions of dollars)
1998-99 Actual
General Revenue Fund:
Sales Tax-GR	$12,717.2
Beverage Tax & Licenses	562.0
Corporate Income Tax	1,472.2
Documentary Stamp Tax	479.9
Tobacco Tax	132.6
Insurance Premium Tax	257.9
Pari-Mutuels Tax	14.0
Intangibles Tax	751.2
Estate Tax	674.1
Interest Earnings	216.5
Driver’s Licenses	62.2
Medical & Hospital Fees	104.5
Motor Vehicle Fees	41.8
Auto Title & Lien Fees	24.3
Severance Taxes	33.2
Corporation Filing Fees	95.4
Service Charges	401.5
Other Taxes, Licenses & Fees	160.8
Less: Refunds	(321.9)

Net General Revenue	$17,879.4


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For fiscal year 1999-2000 the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $20,604.9 million, a 5.2% increase over 1998-1999. The $18,738.6 million in the Estimated Revenues component for the fiscal year 1999-2000 total a 4.8% increase over the analogous figure in 1998-1999. With combined General Revenue, Working Capital Fund and Budget Stabilization Fund appropriations at $18,870.0 million, unencumbered reserves at the end of 1999-2000 are estimated at $1,795.0 million. For fiscal year 2000-2001, the estimated total of General Revenue plus Working Capital and Budget Stabilization funds available are $21,359.0 million, a 3.7% increase over the total estimated for fiscal year 1999-2000. The $19,320.7 million in the Estimated Revenues component of the estimated 2000-2001 total represents a 3.1% increase over the analogous figure for fiscal year 1999-2000.

The State Constitution does not permit a state or local personal income tax. An amendment to the State Constitution by the electors of the State would be required in order to impose a personal income tax in the State.

Property valuations for homestead property are subject to a growth cap. Growth in the just (market) value of property qualifying for the homestead exemption is limited to 3% or the change in the Consumer Price Index, whichever is less. If the property changes ownership or homestead status, it is to be revalued at full just value on the next tax roll. Although the impact of the growth cap cannot be determined, it may have the effect of causing local government units in the State to rely more on non-ad valorem tax revenues to meet operating expenses and other requirements normally funded with ad valorem tax revenues.

The State Constitution provides that State revenues collected for any fiscal year shall be limited to State revenues allowed under that provision for the prior fiscal year plus an adjustment for growth. Growth is defined as an amount equal to the average annual rate of growth in State personal income over the most recent twenty quarters times the State revenues allowed under that provision for the prior fiscal year. State revenues collected for any fiscal year in excess of this limitation are required to be transferred to the Budget Stabilization Fund until the fund reaches the maximum balance specified in Section 19(g) of Article III of the State Constitution, and thereafter is required to be refunded to taxpayers as provided by general law. The limitation on State revenues imposed by the amendment may be increased by the Legislature, by a two-thirds vote of each house.

“State revenues” are defined as taxes, fees, licenses, and charges for services imposed by the Legislature on individuals, businesses, or agencies outside State government. However, the term “State revenues” does not include: (i) revenues that are necessary to meet the requirements set forth in documents authorizing the issuance of Bonds by the State; (ii) revenues that are used to provide matching funds for the federal Medicaid program with the exception of the revenues used to support the Public Medical Assistance Trust Fund or its successor program and with the exception of State matching funds used to fund elective expansions made after July 1, 1994; (iii) proceeds from the State lottery returned as prizes; (iv) receipts of the Florida Hurricane Catastrophe Fund; (v) balances carried forward from prior fiscal years; (vi) taxes, licenses, fees and charges for services imposed by local, regional, or school district governing bodies; or (vii) revenue from taxes, licenses, fees and charges for services required to be imposed by any amendment or revision to the State Constitution after July 1, 1994.

It should be noted that many of these provisions which were adopted by constitutional amendment in 1994, are ambiguous, and likely will not be clarified until State courts have ruled on their meanings. Further, it is uncertain how the Legislature will implement the provisions and whether such implementing legislation will itself be the subject of court interpretation.

The Fund cannot predict the impact of these provisions on State finances. To the extent local governments traditionally receive revenues from the State which are subject to, and limited by, the future distribution of such State revenues may be adversely affected.

Hurricanes continue to endanger the coastal and interior portions of Florida. Substantial damage resulted from tropical storms and hurricanes in the 1992, 1995, 1998 and 1999 hurricane seasons. The hurricane season runs from June 1 through November 30. The Fund cannot predict the economic impact, if any, of future hurricanes and storms.

As of August 16, 2000 the State had a high bond rating of Aa2 from Moody’s Investors Service, Inc., AA+ from Standard & Poor’s and AA from Fitch, Inc. on all of its general obligation bonds. Outstanding general obligation bonds at June 30, 1999 totalled almost $9.260 billion and were issued to finance capital outlay for

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educational projects of both local school districts, community colleges and state universities, environmental protection and highway construction. The State has issued over $491 million of general obligation bonds since July 1, 1999.

In a report dated July 28, 1999, the Florida Auditor General notified the Governor’s Office that it identified, as of September 30, 1997, forty local government entities as meeting one or more of the financial emergency conditions prescribed by State statute. The Auditor General’s notification indicated that ten of those local government entities (including the city of Miami) were on September 30, 1997 in a state of financial emergency. Stating that a statutorily defined financial emergency is not necessarily indicative of a local governmental entity’s solvency or ability to pay its current financial obligations, the Auditor General’s notification indicated that the remaining thirty local government entities were not facing a true financial crisis and/or the financial emergency was due to accounting practices. For these purposes, a state of emergency is considered two consecutive years of budget deficits. Municipalities or special districts that may be in a state of financial emergency are those that the Auditor General was unable to conclude had sufficient revenues to cover their deficits. The operations of all these entities mentioned in the Auditor General’s notification may be adversely affected by their financial condition.

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APPENDIX F

ECONOMIC AND FINANCIAL CONDITIONS IN MARYLAND

The following information is a brief summary of factors affecting the economy of the State of Maryland and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon statistics provided by state agencies and other independent sources; however, it has not been updated nor will it be updated during the year. The Fund has not independently verified the information.

The State and Its Economy. According to 1990 Census reports, Maryland’s population in that year was 4,797,431, reflecting an increase of approximately 13.4% from the 1980 Census. Maryland’s population in 1999 was 5,171,634. Maryland’s population is concentrated in urban areas: the eleven counties and Baltimore City located in the Baltimore-Washington Corridor contain 50.4% of the State’s land area and 87.2% of its population. Overall, Maryland’s population per square mile in 1990 was 489.1.

After enjoying rapid economic growth in the 1980s, Maryland has experienced declining rates of growth in the 1990s, but has begun to rebound. Per capita personal income in Maryland has grown at an average annual rate of 4.1% since 1990, slightly less than the national average of 4.5%. In 1999, however, per capita income of $32,465 was significantly above the national average of $28,518. Per capital income in Maryland has ranked as the fifth highest in the nation for each of the past ten years. Unemployment in Maryland peaked in 1988 at 8.5%, then decreased steadily to a low of 3.6% in 1999. The unemployment rate in Maryland was 4.9% in 1996, 5.1% in 1997, 4.5% in 1998 and 3.6% in 1999. Retail sales in Maryland grew by 2.9% in 1996, 4.7% in 1997, 3.1% in 1998 and 6.7% in 1999.

Services (including mining), wholesale and retail trade, government and manufacturing (primarily printing and publishing, food and kindred products, instruments and related products, industrial machinery, electronic equipment and chemical and allied products) are the leading areas of employment in the State of Maryland. In contrast to the nation as a whole, more people in Maryland are employed in services than in manufacturing.

State Fiscal Information. In April 1998, the General Assembly approved a $16.6 billion fiscal year 1999 budget, which budget provided for, among other things, sufficient funds to pay debt service on the State’s general obligation bonds and to enable the State to maintain the State property tax rate at $.21 per $100 of assessed valuation, $3.3 billion in aid to local governments, and net general fund deficiency appropriations of $75.5 million for fiscal 1998, including $25 million for computer programming modifications to address the “year 2000” problem. The fiscal year 1999 budget incorporated the first full year of a five-year phase-in of a 10% reduction in personal income taxes, accelerated by legislation enacted by the 1998 General Assembly; the reduction in fiscal 1999 revenues resulting from the reductions in income taxes enacted by the 1998 General Assembly was mitigated by a transfer of $185.2 million to the General Fund from the Revenue Stabilization Account of the State Reserve Fund. The General Fund surplus on a budgetary basis at June 30, 1999 was $583.3 million, in addition to which there was $634.9 million in the Revenue Stabilization Account of the State Reserve Fund.

In April 1999, the General Assembly approved a $17.6 billion fiscal year 2000 budget, which provided for, among other things, sufficient funds to enable the State to maintain the State property tax rate at $.21 per $100 of assessed valuation, $306.5 million for capital projects (including $160 million for public school instruction), $44 million for “year 2000” remediation (of which $24 million was a fiscal 1999 deficiency appropriation), $3.0 billion in aid to local governments and net general fund deficiency appropriations of $68 million for fiscal 1999 (including the $24 million “year 2000” deficiency appropriation). The 2000 budget also incorporated a $.30 cent per pack increase in the cigarette tax effective July 1, 1999 estimated to generate $91.7 million in fiscal year 2000. General fund appropriations to the State Reserve Fund included $82.2 million to the Revenue Stabilization Fund and $19.8 million to the Economic Development Opportunities Program Fund. The General Fund balance on a budgetary basis at June 30, 2000, was $936.2 million. In addition, the balance in the Revenue Stabilization Fund of the State Reserve Fund was $581.9 million at June 30, 2000 (after a $160 million transfer to the General Fund). The State’s fiscal year 2000 capital budget was to be funded with $448 million in general obligation bonds, $1.5 billion in general funds appropriated in the operating budget (including special and federal funds), and $265 million in revenue bonds ($25 million for higher education and $240 million for transportation).

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 In April 2000, the General Assembly approved a $19.5 billion fiscal year 2001 budget, which provided for, among other things, sufficient funds to enable the State to maintain the State property tax rate at $.21 per $100 of assessed valuation, $3.1 billion in aid to local governments, $596.3 million for capital projects (other than transportation projects but including $172 million for public school construction) and $73.3 million in net general fund deficiency appropriations, including $25.3 million to the State Reserve Fund. The State’s fiscal year 2001 capital budget is to be funded with $471.8 million in general obligation bonds, $2.0 billion in general funds in the operating budget, and $210 million in revenue bonds, including higher education academic bonds ($25 million), Maryland Stadium Authority bonds ($10 million), and transportation bonds ($175 million). Based on the 2001 budget, it is estimated that the general fund surplus on a budgetary basis at June 30, 2001, will be approximately $19.6 million. It is also estimated that the balance in the Revenue Stabilization Account of the State Reserve Fund at June 30, 2001 will be $912.3 million, equal to 9.8% of general fund revenues.

State-level Municipal Obligations. The State of Maryland and its various political subdivisions issue a number of different kinds of municipal obligations, including general obligation bonds supported by tax collections, revenue bonds payable from certain identified tax levies or revenue streams, conduit revenue bonds payable from the repayment of certain loans to authorized entities such as hospitals and universities, and certificates of participation in tax-exempt municipal leases.

The State of Maryland issues general obligation bonds, which are payable from ad valorem property taxes. The State Constitution prohibits the contracting of State debt unless the debt is authorized by law levying an annual tax or taxes sufficient to pay the debt service within 15 years and prohibiting the repeal of the tax or taxes or their use for another purpose until the debt has been paid. The State also enters into lease-purchase agreements, in which participation interests are often sold publicly as individual securities.

As of July 2000, the State’s general obligation bonds were rated “Aaa” by Moody’s, “AAA” by S&P,and “AAA” by Fitch, Inc. (“Fitch”).

The Maryland Department of Transportation issues Consolidated Transportation Bonds, which are payable out of specific excise taxes, motor vehicle taxes, and corporate income taxes, and from the general revenues of the Department. Issued to finance highway, port, transit, rail or aviation facilities, these bonds are rated “Aa2” by Moody’s, “AA” by S&P, and “AA” by Fitch. The Maryland Transportation Authority, a unit of the Department, issues its own revenue bonds for transportation facilities, which are payable from certain highway, bridge and tunnel tolls. These bonds are rated “Al” by Moody’s, “A+” by S&P. There can be no assurance that these ratings will continue.

Other State agencies which issue municipal obligations include the Maryland Stadium Authority, which has issued bonds payable from sports facility and other lease revenues and certain lottery revenues; the Maryland Water Quality Financing Administration, which issues bonds to provide loans to local governments or private entities for wastewater control and drinking water projects; the Community Development Administration of the Department of Housing and Community Development, which issues mortgage revenue bonds for housing; the Maryland Environmental Service, which issues bonds secured by the revenues from its various water supply, wastewater treatment and waste management projects; and the various public institutions of higher education in Maryland (which include the University System of Maryland, Morgan State University, Baltimore City Community College and St. Mary’s College of Maryland) which issue their own revenue bonds. None of these bonds constitute debts or pledges of the full faith and credit of the State of Maryland. The issuers of these obligations are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the quality of obligations backed by the full faith and credit of the State.

In addition, the Maryland Health and Higher Educational Facilities Authority, the Maryland Industrial Development Financing Authority, the Northeast Maryland Waste Disposal Authority, the Maryland Economic Development Corporation and the Maryland Energy Financing Administration issue conduit revenue bonds, the proceeds of which are lent to borrowers eligible under relevant state and federal law. Conduit revenue bonds of these issuers are payable solely from the loan payments made by borrowers and other financing participants, and their credit quality varies with the financial strengths of these entities.

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Other Issuers of Municipal Bonds. Maryland has 24 geographical subdivisions, composed of 23 counties plus the independent City of Baltimore, which functions much like a county. Some of the counties and the City of Baltimore operate pursuant to the provisions of codes of their own adoption, while others operate pursuant to State-approved charters and State statutes.

Maryland counties and municipalities and the City of Baltimore receive most of their revenues from ad valorem taxes on real and personal property, individual income taxes, transfer taxes, miscellaneous taxes and aid from the State. Their expenditures include public safety, public works, health, public welfare, court and correctional services, education, and general governmental costs.

The economic factors affecting the State, as discussed above, also have affected the counties, municipalities and the City of Baltimore. In addition, reductions in State aid caused by State budget deficits have caused the local governments to trim expenditures and, in some cases, raise taxes.

According to recent available ratings, general obligation bonds of Montgomery County (abutting Washington, D.C.) are rated “Aaa” by Moody’s and “AAA” by S&P. Prince George’s County, also in the Washington, DC suburbs, issues general obligation bonds rated “Aa3” by Moody’s and “AA” by S&P, while Baltimore County, a separate political subdivision surrounding the City of Baltimore, issues general obligation bonds rated “Aaa” by Moody’s and “AAA” by S&P and Anne Arundel County issues general obligation bonds which are rated “AA+” by both Fitch and S&P and “Aa2” by Moody’s. The City of Baltimore’s general obligation bonds are rated “Al” by Moody’s and “A+” by S&P. The other counties in Maryland all have general obligation bond ratings of “A” or better, except for Allegany County and Garrett County, the bonds of which are rated “Baal” and “Baa2”, respectively, by Moody’s, and Kent County and Somerset County which are not rated. The Washington Suburban Sanitary District, a bi-county agency providing water and sewerage services in Montgomery and Prince George’s counties, issues general obligation bonds rated “Aa1” by Moody’s and “AA” by S&P. There can be no assurance that these ratings will continue.

Additionally, some of the large municipal corporations in Maryland (such as the cities of Rockville, Annapolis and Frederick) have issued general obligation bonds.

Many of Maryland’s counties and the City of Baltimore have established subsidiary agencies with bond issuing powers, such as housing authorities, parking revenue authorities, and industrial development authorities. In addition, all Maryland municipalities have the authority under State law to issue conduit revenue bonds. These entities are subject to various economic risks and uncertainties and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

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APPENDIX G

ECONOMIC AND FINANCIAL CONDITIONS IN MASSACHUSETTS

The following information is a brief summary of factors affecting the economy of the Commonwealth of Massachusetts and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of Massachusetts issuers; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

While economic growth in the Commonwealth of Massachusetts (sometimes referred to herein as the “Commonwealth”) slowed considerably during the recession of 1990-1991, indicators such as retail sales, housing permits, construction, and employment levels suggest a strong and continued economic recovery. As of August 2000, the Commonwealth’s unadjusted unemployment rate was 2.4% as compared to a national average of 4.1%. Per capita personal income in the Commonwealth is currently higher than the national average.

In fiscal 1999, the total revenues of the budgeted operating funds of the Commonwealth increased by approximately 1.8% over the prior fiscal year to $20.165 billion. Budgeted expenditures increased by 6.5% over the prior fiscal year to $20.245 billion. As a result, the Commonwealth ended fiscal year 1999 with a positive closing fund balance of $2.112 billion.

If fiscal 2000, which ended on June 30, 2000, the total revenues of the budgeted operating funds of the Commonwealth increased by approximately 9.08% over the prior fiscal year to $21.796 billion. Budgeted expenditures increased by 7.87% over the prior fiscal year to $21.839 billion. As a result, the Commonwealth ended fiscal year 2000 with a positive closing fund balance of $2.149 billion.

Budgeted revenues and other sources in fiscal 2001, which ends on June 30, 2001, were estimated as of October 11, 2000, by the Executive Office for Administration and Finance to be approximately $21.993 billion, including tax revenues of $15.429 billion. It is estimated that fiscal 2001 budgeted expenditures and other uses will be $21.957 billion and that fiscal 2001 will end with fund balances of $2.094 billion.

On May 17, 2000 Governor Cellucci approved legislation providing for $500 million in surplus fiscal 2000 revenues to be deposited in the Debt Defeasance Trust Fund. On July 19, 2000 the Governor filed legislation that would have authorized the deposit in the Debt Defeasance Trust Fund of $150 million in additional fiscal 2000 surplus revenues. As enacted by the legislature, the final fiscal 2000 supplemental appropriations bill provided for approximately $86.9 million of fiscal 2000 surplus revenues to be transferred to the Capital Improvement and Investment Trust Fund for specified capital expenditures through fiscal 2003; in approving the bill on August 10, 2000, the Governor reduced this amount by approximately $20.1 million.

On July 18, 2000, the legislature approved a $21.55 billion fiscal 2001 budget. Governor Cellucci vetoed approximately $175 million of the appropriations approved by the legislature. On July 31, 2000, the legislature restored approximately $88.2 million of appropriations by overriding the Governor’s vetoes. Taking into account the vetoes and overrides the fiscal 2001 budget provides for total spending of approximately $21.464 billion. On August 29, 2000, the Governor filed a bill recommending fiscal 2001 supplemental appropriations totaling approximately $30.9 million, of which approximately $28.4 million is to correct underfunding in several appropriations items in the fiscal 2001 budget. On October 2, 2000 the House Committee on Ways and Means approved supplemental appropriations totaling approximately $73 million. On October 4, 2000 the Governor filed a bill recommending fiscal 2001 supplemental appropriations totaling approximately $32 million for a one-time mitigation of recent increases in fuel cost for certain persons and entities.

Standard & Poor’s and Moody’s Investors Service, Inc. have rated the Commonwealth’s general obligation bonds as AA- and Aa2, respectively. Fitch, Inc. has rated the Commonwealth’s bonds as AA-. From time to time, agencies may change their ratings.

Limits on Commonwealth tax revenues were established by initiative petition in November 1986, and added to the Commonwealth’s General Laws as Chapter 62F. Chapter 62F contains no exclusion for debt service on Municipal Obligations of the Commonwealth. Tax revenues in fiscal 1995 through fiscal 1999 were lower than the limit set by Chapter 62F, and the State Auditor reported that state tax revenues in fiscal 2000 will not reach such limit. In addition, legislation enacted in December, 1989 imposes a limit on the amount of outstanding direct

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bonds of the Commonwealth. The law further provides that bonds to be refunded from the proceeds of Commonwealth refunding bonds are to be excluded from outstanding direct bonds upon the issuance of the refunding bonds. The limit did not apply to certain fiscal recovery bonds issued in 1990 to fund the 1990 operating deficit, the final maturity of which was paid on December 1, 1997. In January, 1990, legislation was enacted to impose a limit on debt service appropriations in Commonwealth budgets beginning in fiscal 1991. The law provides that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt of the Commonwealth. This limit did not apply to the fiscal recovery bonds.

Certain of the Commonwealth’s cities, counties and towns have at times experienced serious financial difficulties which have adversely affected their credit standing. The recurrence of such financial difficulties, or financial difficulties of the Commonwealth, could adversely affect the market values and marketability of outstanding obligations issued by the Commonwealth or its public authorities or municipalities.

The largest single component of the Commonwealth’s capital program is the Central Artery/Ted Williams Tunnel project, a major construction project that is part of the completion of the federal interstate highway system. On April 11, 2000, the U.S. Secretary of Transportation released a report dated March 31, 2000, that had been prepared by a task force of federal officials. The task force report stated that senior management of the Central Artery/Ted Williams Tunnel project had deliberately withheld information about cost overruns from the Federal Highway Administration and recommended a change in project leadership, as well as an evaluation of whether the Massachusetts Turnpike Authority should continue to be responsible for the management of the project.

The report stated that there were risks that could lead to cost exposures in addition to those identified in the March 15, 2000, finance plan update submitted by the Massachusetts Turnpike Authority in the range of $300 million to $480 million. The task force estimated that a realistic total cost estimate for the project was $13.4 billion to $13.6 billion. The report stated that the Commonwealth appeared to have adequate resources to finance the additional costs but had not yet identified precisely how it would do so, noting that several of the elements in the Governor’s proposed funding plan did not appear to have state legislative support. Upon receiving the report, the Governor requested and received the resignation of the chairman of the Massachusetts Turnpike Authority and appointed a new chairman.

On May 17, 2000, the Governor approved legislation to provide financing for the additional costs of the Central Artery/Ted Williams Tunnel project and for the statewide road and bridge program. The legislation authorizes approximately $1.520 billion of Commonwealth bonds, which may be issued as general obligations or special obligations payable from the gasoline tax. The legislation reinstates certain fees collected by the Registry of Motor Vehicles which will be credited to the Highway Fund and which are expected to generate approximately $100 million per year to offset debt service costs associated with the foregoing bonds.

On June 16, 2000, the Massachusetts Turnpike Authority filed with the Federal Highway Administration a finance plan update identifying total project costs, expressed as cash needs through completion in fiscal 2005, of $13.513 billion. On August 7, 2000 the Executive Office received a report by Deloitte & Touche recommending that project officials should budget for $2.140 billion in additional costs, an increase of $294 million over the amount provided for in the June 16, 2000 finance plan update. The consultant’s report also suggests a range of further potential budget exposures of up to an additional $280 million.

On August 8, 2000 the Turnpike Authority received a letter from the Federal Highway Administration stating that it would defer action on the June 16, 2000 finance plan update in view of the consultant’s report released on August 7, 2000 and would instead await the filing of the next scheduled finance plan on October 1, 2000. On September 29, 2000 the Turnpike Authority filed with the Federal Highway Administration a new finance plan dated October 1, 2000 which estimates a total project costs to be $14.075 billion, an increase of $562 million over the estimates contained in the June 16, 2000 finance plan update. The October 1, 2000 finance plan also identifies additional funding sources that could be utilized as a contingency if there were to be growth in the project cost estimate.

October 6, 2000 both houses of the United States Congress approved a conference committee report which provides that the U.S. Secretary of Transportation is to withhold obligation of federal funds and all project approvals of the Central Artery/Ted Williams Tunnel project in federal fiscal year 2001 and thereafter unless the Secretary has approved the annual update of the project finance plan (approval of the October 1, 2000 finance plan

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need not occur until December 1, 2000) and has determined that the Commonwealth is in full compliance with a June 22, 2000 project partnership agreement and is maintaining a balanced statewide transportation program. This legislation ties future federal funding for the project to an annual finding by the Inspector General of the U.S. Department of Transportation that the annual update of the project finance plan is consistent with Federal Highway Administration financial plan guidance.

On June 15, 2000, the federal Health Care Financing Administration (HCFA) sent a letter to nine states, including Massachusetts, indicating that portions of their Medicaid programs may be funded with an impermissible tax on health care providers, jeopardizing federal reimbursements collected on any Medicaid program expenditures funded with such taxes. In the case of Massachusetts, the letter relates to the portion of the Commonwealth’s Medicaid program funded by the uncompensated care pool.

The Massachusetts Division of Medical Assistance (DMA) filed a waiver request relating to this issue in February 1993. The HCFA letter requests the Commonwealth to resubmit its waiver request by July 30, 2000 (which date was subsequently extended to August 31, 2000 for collections that occurred prior to 1998 and to September 30, 2000 for collections after 1998). DMA filed submissions in response to HCFA’s letter on August 31, 2000 and September 29, 2000. The letter further states that if HCFA makes a final determination that the Commonwealth has imposed an impermissible provider tax, HCFA will undertake an audit of the Commonwealth’s uncompensated care pool program and seek retroactive repayment of federal Medicaid reimbursements.

Under federal regulations, recoupment of federal Medicaid reimbursements is generally accomplished by withholding a portion of future Medicaid reimbursements to the state owing the repayment. Since 1993, when the first waiver request was submitted, the Commonwealth has received an estimated $920 million in federal Medicaid reimbursements related to expenditures associated with the uncompensated care pool. Officials from DMA are meeting with the Massachusetts Congressional delegation and officials from HCFA to discuss ways of resolving this issue. Clarification of the law surrounding permissible provider taxes is a national issue and resolution could take several years.

In Massachusetts, the tax on personal property and real estate is virtually the only source of tax revenues available to cities and towns to meet local costs. “Proposition 2 1/2,” an initiative petition adopted by the voters of the Commonwealth on November 4, 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of certain debt service. Proposition 2 1/2 required many cities and towns to reduce their property tax levels to a stated percentage of the full and fair cash value of their taxable real estate and personal property and limited the amount by which the total property taxes assessed by a city or town might increase from year to year. Although Proposition 2 1/2 will continue to constrain local property tax revenues, significant capacity exists for overrides in nearly all cities and towns.

To offset shortfalls experienced by local governments as a result of the implementation of Proposition 2 1/2, the government of the Commonwealth increased direct local aid from the 1981 level of $1.632 billion to $3.949 billion in fiscal 1998. Fiscal 1999 expenditures for direct local aid were $4.310 billion, which is an increase of approximately 9.2% above the 1998 level. It is estimated that fiscal 2000 expenditures for direct local aid will be $4.645 billion, which is an increase of approximately 7.8% above the fiscal 1999 level.

The aggregate unfunded actuarial liabilities of the pension systems of the Commonwealth and the unfunded liability of the Commonwealth related to local retirement systems are significant. As of July 1, 1998, the Public Employee Retirement Administration Commission (PERAC) estimated these liabilities to be $5.803 billion on the basis of certain actuarial assumptions regarding, among other things, future investment earnings, annual inflation rates, wage increases and cost of living increases. No assurance can be given that these assumptions will be realized. Further, on April 8, 1999, independent actuarial consultants to the Pension Reserves Investment Management (PRIM) Board released significantly higher figures based on the same data used by PERAC, but using a more advanced software system. PERAC currently is conducting an experience study of the pension system which it expects to complete by the Fall of 2000. The legislature adopted a comprehensive pension bill addressing the issue in January 1988, which requires the Commonwealth, beginning in fiscal year 1989, to fund future pension liabilities currently and amortize the Commonwealth’s unfunded liabilities over 40 years in accordance with funding schedules prepared by the Secretary of Administration and Finance and

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approved by the legislature. On March 1, 2000, the Secretary of Administration and Finance filed a revised pension funding schedule (which has been deemed approved by the legislature) which provides that the amounts required for funding of current pension liabilities in fiscal years 2001, 2002, 2003 and 2004 are estimated to be $l.029 billion, $1.050 billion, $1.073 billion, and $1.096 billion, respectively. Pension funding legislation was revised in July, 1997 as part of the fiscal 1998 budget, to include an accelerated pension funding schedule that would eliminate the Commonwealth’s unfunded liability by 2018 rather than 2028.

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APPENDIX H

ECONOMIC AND OTHER CONDITIONS IN MICHIGAN

The following information is a brief summary of factors affecting the economy of the State of Michigan (the “State”) and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of state issuers. The Fund has not independently verified the information.

Economic activity in the State of Michigan has tended to be more cyclical than in the nation as a whole. The State’s efforts to diversify its economy have proven successful, as reflected by the fact that the share of employment in the State in the durable goods sector has fallen from 33.1% in 1960 to 16.1% in 1998. While durable goods manufacturing still represents a sizable portion of the State’s economy, the service sector now represents 27.51% of the State’s economy. Any substantial national economic downturn may have an adverse effect on the economy of the State and on the revenues of the State and some of its local government units. Although historically, the average monthly unemployment rate in the State has been higher than the average figures for the United States, for the last three years, the unemployment rate in the State has been at or below the national average. During 1999, the average monthly unemployment rate in the State was 3.8% compared to a national average of 4.2%.

The State’s economy could continue to be affected by changes in the auto industry resulting from competitive pressures, overcapacity and labor disputes. Such actions could adversely affect State revenues and the financial impact on the local units of government in the areas in which plants are located could be more severe.

The Michigan Constitution limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State’s personal income for the prior calendar year. In the event the State’s total revenues exceed the limit by 1% or more, the Constitution requires that the excess be refunded to taxpayers. To avoid exceeding the revenue limit in the State’s 1994-95 fiscal year, the State refunded approximately $113 million through income tax credits for the 1995 calendar year. The State has determined that State revenues subject to the limit in the 1998-99 fiscal year exceeded the constitutional limit by $21.7 million, which is less than 1% of the limit. This amount was transferred to the State’s Budget Stabilization Fund. The State Constitution does not prohibit the increasing of taxes so long as expected revenues do not exceed the revenue limit and authorizes exceeding the limit for emergencies. The State Constitution further provides that the proportion of State spending paid to all local units to total spending may not be reduced below the proportion in effect for the 1978-79 fiscal year. The Constitution requires that if spending does not meet the required level in a given year an additional appropriation for local units is required for the following fiscal year. The State Constitution also requires the State to finance any new or expanded activity of local units mandated by State law. Any expenditures required by this provision would be counted as State spending for local units for purposes of determining compliance with the provisions stated above.

The State Constitution limits the purposes for which State general obligation debt may be issued. Such debt is limited to short-term debt for State operating purposes, short- and long-term debt for the purposes of making loans to school districts and long-term debt for voter approved purposes. In addition to the foregoing, the State authorizes special purpose agencies and authorities to issue revenue bonds payable from designated revenues and fees. Revenue bonds are not obligations of the State and in the event of shortfalls in self-supporting revenues, the State has no legal obligation to appropriate money to these debt service payments. The State’s Constitution also directs or restricts the use of certain revenues.

The State finances its operations through the State’s General Fund and Special Revenue Funds. The General Fund receives revenues of the State that are not specifically required to be included in the Special Revenue Fund. General Fund revenues are obtained approximately 56% from the payment of State taxes and 44% from federal and non-tax revenue sources. The majority of the revenues from State taxes are from the State’s personal income tax, single business tax, use tax, sales tax and various other taxes. Approximately two-thirds of total General Fund expenditures are for State support of public education and for social services programs. Other significant expenditures from the General Fund provide funds for law enforcement, general State government, debt service and capital outlay. The State Constitution requires that any prior year’s surplus or deficit in any fund must be included in the next succeeding year’s budget for that fund.

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The State of Michigan reports its financial results in accordance with generally accepted accounting principles. The State ended the five fiscal years 1992-96 with its General Fund in balance after substantial transfers from the General Fund to the Budget Stabilization Fund. For the 1997 fiscal year, the State closed its books with its general fund in balance. During the 1997-98 fiscal year, an error was identified pertaining to the Medicaid program administered by the Department of Community Health (“DCH”). Over a ten-year period DCH did not properly record all Medicaid expenditures and revenues on a modified accrual basis as required by GAAP. For the fiscal year ended September 30, 1997, the General Fund did not reflect Medicaid expenditures of $178.7 million, and federal revenue of $24.6 million. As a result, the total ending General Fund fund balance and unreserved fund balance for the fiscal year ended September 30, 1997, were reduced by $154.1 million to account for the correction of the prior period error. The General Fund was in balance as of September 30, 1998 and September 30, 1999. The balance in the Budget Stabilization Fund as of September 30, 1999 was $1,222.4 million after net transfers into that fund of $221.9 million, which included the excess of revenues of $21.7 million described above. In all but two of the last seven fiscal years the State has borrowed between $500 million and $900 million for cash flow purposes. It borrowed $900 million in each of the 1996, 1997 and 1998 fiscal years. No cash flow borrowing was required in the 1999 or the 2000 fiscal years.

In November, 1997, the State Legislature adopted legislation to provide for the funding of claims of local school districts, some of whom had alleged in a lawsuit, Durant v. State of Michigan, that the State had, over a period of years, paid less in school aid than required by the State’s Constitution. Under this legislation, the State paid to school districts which were plaintiffs in the suit approximately $212 million from the Budget Stabilization Fund on April 15, 1998, and is required to pay to other school districts an estimated amount of $932 million over time. These payments, which commenced in fiscal year 1998-99, are being paid out of the Budget Stabilization Fund or the General Fund, half in annual payments over ten years and half in annual payments over fifteen years.

Amendments to the Michigan Constitution which placed limitations on increases in State taxes and local ad valorem taxes (including taxes used to meet the debt service commitments on obligations of taxing units) were approved by the voters of the State of Michigan in November 1978 and became effective on December 23, 1978. To the extent that obligations in the Fund are tax supported and are for local units and have not been voted by the taxing unit’s electors, the ability of the local units to levy debt service taxes might be affected.

State law provides for distributions of certain State collected taxes or portions thereof to local units based in part on population as shown by census figures and authorizes levy of certain local taxes by local units having a certain level of population as determined by census figures. Reductions in population in local units resulting from periodic census could result in a reduction in the amount of State collected taxes returned to those local units and in reductions in levels of local tax collections for such local units unless the impact of the census is changed by State law. No assurance can be given that any such State law will be enacted. In the 1991 fiscal year, the State deferred certain scheduled payments to municipalities, school districts, universities and community colleges. While such deferrals were made up at later dates, similar future deferrals could have an adverse impact on the cash position of some local units. Additionally, while total State revenue sharing payments have increased in each of the last six years, the State has reduced revenue sharing payments to municipalities below the level otherwise provided under formulas in each of those years.

On March 15, 1994, the electors of the State voted to amend the State’s Constitution to increase the State sales tax rate from 4% to 6% and to place an annual cap on property assessment increases for all property taxes. Companion legislation also cut the State’s income tax rate from 4.6% to 4.4%, reduced some property taxes and shifted the balance of school funding sources among property taxes and State revenues, some of which are being provided from new or increased State taxes. The legislation also contains other provisions that may reduce or alter the revenues of local units of government and tax increment bonds could be particularly affected. In 1999, the Legislature voted to further reduce the State personal income tax by 0.1% each year for five years beginning in 1999. While the ultimate impact of the constitutional amendment and related legislation cannot yet be accurately predicted, investors should be alert to the potential effect of such measures upon the operations and revenues of Michigan local units of government.

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The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State or local programs or finances. These lawsuits involve programs generally in the areas of corrections, highway maintenance, social services, tax collection, commerce and budgetary reductions to school districts and government units and court funding.

Currently, the State’s general obligation bonds are rated Aaa by Moody’s, AAA by Standard & Poor’s and AA+ by Fitch. The State received upgrades in September 2000 from Standard & Poor’s, in October 2000 from Moody’s and in April 1998 from Fitch.

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APPENDIX I

ECONOMIC AND FINANCIAL CONDITIONS IN MINNESOTA

The following information is a brief summary of factors affecting the economy and the fiscal situation of the State of Minnesota (the “State”) and does not purport to be a complete description of such factors. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of the State of Minnesota and releases issued by the Minnesota Department of Finance; the information has not been updated, however, and it will not be updated during the year. The Trust has not independently verified the information.

Diversity and a significant natural resource base are two important characteristics of the Minnesota economy. Generally, the structure of the State’s economy parallels the structure of the United States economy as a whole. There are, however, employment concentrations in the manufacturing categories of industrial machinery, instruments and miscellaneous, food, paper and related industries, and printing and publishing. During the period from 1980 to 1990, overall employment growth in Minnesota lagged behind national employment growth, in large part due to declining agricultural employment. The rate of non-farm employment growth in Minnesota exceeded the rate of national growth, however, in the period 1990 to 1996, and since 1996 Minnesota and U.S. employment have expanded at about the same rate. The State’s unemployment rate continues to be substantially less than the national unemployment rate. Since 1980, Minnesota per capita income generally has remained above the national average.

The State relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. On a number of occasions in previous years, legislation has been required to eliminate projected budget deficits by raising additional revenue, reducing expenditures, including aids to political subdivisions and higher education, reducing the State’s budget reserve, imposing a sales tax on purchases by local governmental units, and making other budgetary adjustments. The Minnesota Department of Finance Fund Balance Analysis dated May 31, 2000 has projected, under current laws, that the State will complete the June 30, 2001 biennium with an unrestricted balance of $9 million, plus a $350 million cash flow account balance, plus a $622 million budget reserve. Total General Fund expenditures and transfers for the biennium are projected to be $24.6 billion. The State is party to a variety of civil actions that could adversely affect the State’s General Fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. Risks are inherent in making revenue and expenditure forecasts. Economic or fiscal conditions less favorable than those reflected in State budget forecasts may create additional budgetary pressures. Department of Finance Forecasts have cautioned that the “budget reserve remains well below the recommended long-term goal of 5 percent of biennial spending.”

State grants and aid represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota, but generally the State has no obligation to make payments on local obligations in the event of a default. Even with respect to revenue obligations, no assurance can be given that economic or other fiscal difficulties and the resultant impact on State and local government finances will not adversely affect the ability of the respective obligors to make timely payment of the principal and interest on Minnesota Municipal Bonds that are held by the Fund or the value or marketability of such obligations.

Certain Minnesota tax legislation and possible future changes in federal and State income tax laws, including rate reductions, could adversely affect the value and marketability of Minnesota Municipal Bonds that are held by the Fund. See “Distributions and Taxes.”

Currently, the State’s general obligation bonds are rated Aaa by Moody’s Investors Service, Inc., AAA by Standard & Poor’s and AAA by Fitch, Inc.

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APPENDIX J

ECONOMIC AND OTHER CONDITIONS IN NEW JERSEY

The following information is a brief summary of factors affecting the economy of the State of New Jersey and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of New Jersey issuers; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

New Jersey (sometimes referred to herein as the “State”) personal income tax rates were reduced so that beginning with the tax year 1996, personal income tax rates are, depending upon a taxpayer’s level of income and filing status, 30%, 15% or 9% lower than 1993 tax rates.

The State operates on a fiscal year beginning July 1 and ending June 30. For example, “Fiscal Year 2001” refers to the State’s fiscal year beginning July 1, 2000 and ending June 30, 2001.

The General Fund is the fund into which all State revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Revenues received from taxes and unrestricted by statute, most federal revenues, and certain miscellaneous revenue items are recorded in the General Fund.

The State’s undesignated General Fund balance was $281 million for Fiscal Year 1997, $228 million for Fiscal Year 1998 and $276 million for Fiscal Year 1999. For the Fiscal Year 2000 and the Fiscal Year 2001, the balance in the undesignated General Fund is estimated to be $200 million and $175 million, respectively.

The State finances certain capital projects primarily through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Certain state tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the debt. No general obligation debt can be issued by the State without prior voter approval, except that no voter approval is required for any law authorizing the creation of a debt for the purpose of refinancing all or a portion of outstanding debt of the State, so long as such law requires that the refinancing provide a debt service savings.

The State’s economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

During 1999, a continuation of the national business expansion, a strong business climate in New Jersey and positive developments in neighboring metropolitan areas contributed to the State’s economic expansion — the second strongest year for economic growth since 1988.

Employment within the State increased by 1.7% in 1999, resulting in an increase of over 65,000 jobs. Jobs gains were primarily spread across the service producing industries with particularly strong growth in wholesale and retail trade (20,500) and business services (20,200). Computer software and personnel supply related companies accounted for the bulk of the job growth in the business services sub-sector, adding 15,000 jobs.

During the past decade, New Jersey’s job growth has been concentrated in five major “growth clusters”: high technology, health, financial, entertainment and logistics. One of every three of the State’s workers are in these sectors, and as a whole these sectors accounted for a 19% increase in employment over the past decade compared to a 4% employment growth for all other State industries.

Combined, these five growth clusters added over 200,000 jobs during the ten years from 1988 to 1998, a 19% growth rate compared to a 4% growth rate for all other industries in the State. These growth clusters grew by 2.6% in 1999, over twice the rate of 1.2% for all other industries in New Jersey.

With strong labor market conditions, New Jersey’s personal income increased at a pace of 5.6% in 1999, just below the 5.8% national rate. The strong State economy also led to a 7.0% growth in retail sales. Low inflation, approximately 2%, continues to benefit New Jersey consumers and businesses, and low interest rates have increased spending on housing and other consumer durables. In 1999, home building was at its highest level since 1988.

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New Jersey’s unemployment rate remained low in 1999 — close to the national average. Joblessness, in terms of both absolute level and its rate, has been falling steadily since its peak in 1992. The early trends in the year 2000 indicate that the number of unemployed persons in New Jersey has dropped to its lowest level since mid-1989.

The economic outlook for the years 2000 and 2001 is for continued growth, but at somewhat more moderate rates. Employment is expected to increase by approximately 58,000 jobs, reflecting a slowing national economy and shortages in skilled technical specialties that will constrain job growth. The outlook also indicates a steady slowing in State personal income growth from 6.2% in 2000 to 5.9% in 2001.

A slower growing national economy and the national election year campaign make it increasingly unlikely that any changes in national economic or fiscal policy will be implemented that will impact the State’s economy significantly in the forecast period. However, uncertainties in the international economy are likely to remain due to oil price and currency issues.

Other areas of concern include the volatility in the stock market, possible significant shifts in consumer and investor confidence, unstable and potentially deflationary international economic conditions, and the prospect of leaner U.S. corporate profits. In addition, the restructuring of major industries will continue due to cost containment, globalization of competition, and deregulation concerns. Although the forecasts for the years 2000 and 2001 contain more risks that in the recent past, the basic fundamentals of the State’s economic health remain favorable.

The outlook for New Jersey is based on expected national economic performance and on recent State strategic policy actions aimed at infrastructure improvements, effective education and training of New Jersey’s workforce, and those maintaining a competitive business environment. Investments in each of these policy areas are critical to maintaining the long-term health of the State’s economy.

Tort, Contract and Other Claims. At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1, et seq.). The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.

The State routinely receives notices of claims seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six-month investigation prior to the filing of any suit against it.

In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1, et seq.). An independent study estimated an aggregate potential exposure of $94,196,000 for tort and medical malpractice claims pending as of December 31, 1999. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

Buena Regional Commercial Township et al. v. New Jersey Department of Education et al. This lawsuit was filed in Superior Court, Chancery Division, Cumberland County. This lawsuit was filed on December 9, 1997, on behalf of 17 rural school districts seeking the same type of relief as has been mandated to be provided to the poor urban school districts in Abbott v. Burke. The plaintiffs requested a declaratory judgment stating that the chancery court retain jurisdiction, pending the remanding of the matter to the Commissioner of Education for a hearing. The petition was then amended to include three more rural districts for a total of 20. The State and plaintiffs entered into a consent order to transfer the matter to the Commissioner of Education for resolution. The chancery court did not retain jurisdiction. Once the matter was transferred to the Commissioner, plaintiffs moved to amend their

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pleadings and have done so three times. With each new pleading, the State has answered with a motion to dismiss. Decisions on the first two motions to dismiss were rendered moot by plaintiffs’ filing of a subsequent amended pleading. On February 24, 2000, the Commissioner decided the State’s final motion to dismiss and ordered that the matter be transmitted to the Office of the Administrative Law for a hearing limited to whether each petitioning district has fully effectuated the provisions of the Comprehensive Educational Improvement and Financing Act, including the provisions for early childhood program aid and demonstrably effective program aid. The State is unable at this time to estimate its exposure for this claim and intends to defend this suit vigorously.

Verner Stubaus, et al. v. State of New Jersey, et al. Plaintiffs, 25 middle income school districts, filed a complaint alleging that the State’s system of funding for their schools is violative of the constitutional rights of equal protection and a thorough and efficient education. The complaint was filed April 20, 1998. On June 23, 1998, plaintiffs filed an amended complaint removing one and adding eighteen school district plaintiffs. The State defendants filed a motion to dismiss the amended complaint. On January 31, 2000, an order was entered granting the State defendants’ motion to dismiss. On March 8, 2000, the school districts filed a notice of appeal of the decision. The State’s response brief was filed on July 21, 2000. The State will vigorously defend this matter. The State is unable, at this time, to estimate its exposure for these claims.

United Hospitals et al. v. State of New Jersey and William Waldman. These cases represent challenges by 19 State hospitals to Medicaid hospital reimbursement since 1995. The matters were filed in the Appellate Division of the Superior Court of New Jersey. The hospitals challenge all of the following: (i) whether the State complied with certain federal requirements for Medicaid reimbursement; (ii) whether the State’s reimbursement regulations, N.J.A.C. 10:52-1 et seq., including the regulations’ interpretation of marginal loss are arbitrary, capricious and unreasonable, (iii) whether the Department of Human Services (“DHS”) incorrectly calculated the rates; (iv) whether DHS denied hospitals a meaningful appeal process; (v) whether the 1996-97 State Appropriations Act (L.1996, c.42) violates the New Jersey Constitution with respect to the provision for Medicaid reimbursement to hospitals; and (vi) whether DHS violated the Medicaid State Plan, filed with the U.S. Department of Health and Human Services, in implementing hospital rates since 1995. The State intends to vigorously defend these actions.

Abbott V Appeals. Abbott districts, in furtherance of the Court’s decision in Abbott v. Burke (“Abbott V”) and DOE regulations, have developed operational plans for the provision of early childhood programs. In February of 1999, the Department of Education informed each of the districts of the Department’s concerns regarding each district’s plan, and asked that amended plans be submitted to the Department. The Abbott districts filed individual petitions of appeal with the Commissioner. Issues on appeal include the quality of community care providers, the requirement that districts collaborate with DHS-licensed facilities, the use of certificated teachers, requests for full day preschool, accreditation of early childhood programs, and as-applied constitutional challenges to N.J.A.C. 6:19A-1 et seq. In response to the filed petitions, the State has filed answers or motions in lieu of answers. The matters were transmitted to the Office of Administrative Law (the “OAL”) for further proceedings. To date, eleven of the original thirteen districts that filed petitions remain active. Additionally, the Education Law Center filed petitions on behalf of students in each of the three State-operated school districts of Newark, Jersey City and Paterson and on behalf of the students of West New York. On October 13, 1999, the New Jersey Supreme Court heard oral argument on a motion in aid of litigants’ rights filed by the Education Law Center on behalf of the students in the Abbott districts. Therein, plaintiffs challenged the Department of Education’s implementation plan for early childhood education. Many of the issues raised in the motion were the same as those raised by the districts in the OAL proceedings. On March 7, 2000, the Supreme Court issued its decision clarifying the requirements of Abbott V as to early childhood education and requiring DHS-licensed childcare providers used by the Abbott districts to enhance requirements to prepare children for success in elementary school (“Abbott VI”). The full impact of Abbott VI and the Department’s determinations on early childhood programs for the 2000-2001 school year on the pending OAL proceedings has not yet been determined. A petition of appeal for emergency relief as filed with the Commissioner of Education on August 23, 1999 by the Passaic school district seeking supplemental funding for special education, facilities and other programs for the commencement of the 1999-2000 school year. Settlement discussions with the district are ongoing. The State is unable to estimate its exposure for these claims and intends to defend the suits vigorously.

Currently, the State’s general obligation bonds are rated AA+ by Standard & Poor’s, Aal by Moody’s and AA+ by Fitch. From time to time agencies may change their ratings.

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APPENDIX K

ECONOMIC AND FINANCIAL CONDITIONS IN NEW MEXICO

The following information is a brief summary of factors affecting the economy of the State of New Mexico (sometimes referred to herein as the “State”) and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of New Mexico issuers; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

New Mexico, admitted as the forty-seventh state on January 6, 1912, is the fifth largest state, containing approximately 121,593 square miles. The State’s terrain varies widely and incorporates six of the seven life zones between its northern mountains and its arid southern plains.

New Mexico’s weather is as varied as its landscape. While New Mexico is considered a southern state in terms of latitude, its high elevation, ranging from 2,817 feet to 13,161 feet, provides for the four seasons throughout the State. Every part of the State receives no less than 70% sunshine year-round. Humidity generally ranges from 60% (mornings) to 30% (afternoons).

The normal weather patterns call for warm to hot days and cool nights with scattered thundershowers in the summer and cold nights and moderate days with some snow in winter. Thunderstorms in July and August bring most of the moisture. December to March snowfalls vary from 2 inches (lower Rio Grande Valley) to 300 inches (north central mountains). The State is an experience in comfortable living with its clean air, blue skies, and fair weather.

PRINCIPAL ECONOMIC ACTIVITIES

According to reports from the State Department of Labor and from the Bureau of Business and Economic Research of the University of New Mexico covering reports of economic results through 1999, the New Mexico economy continued to exhibit moderate growth. Per capita personal income in 1999 increased approximately 3.6% over 1998. However, New Mexico still ranks very low with respect to per capita income as compared to other states. For the year 1999, nonagricultural employment rose 1.4%. Gross state product (“GSP”) estimates from the U.S. Bureau of Economic Analysis for 1992-1997 indicate that New Mexico ranked 37th in terms of gross state product and 18th in terms of growth of gross state product between 1996 and 1997.

While government is a major employer in the State, it has become less so in recent years. New Mexico’s financial strength is increasingly coming from trade and services. These industries replace energy and mining, the sector which powered New Mexico’s growth in the 1970s and early 1980s. Employment in services increased 3.94% in 1999 and trade employment increased .8% during that period.

Agriculture remains a major part of the State’s economy. The State’s farmers are major producers of alfalfa, wheat, chile peppers, cotton, fruits, and pecans. Agricultural businesses include Chile processors, milk processing and cheese plants, dairies, wineries, chemical and fertilizer plants, farm machinery, feed lots, and commercial slaughter plants.

Historically, the State’s economy has been highly dependent upon government spending in general and defense spending in particular. Any significant job losses in those sectors may adversely impact economic activity relating to the Sandia National Laboratories in Albuquerque and the Los Alamos National Laboratory in Los Alamos.

The Albuquerque economy experienced a continuous expansion from mid-1982 until the national recession hit in mid-1990. The recovery from the 1990-91 recession was vigorous and broad-based. After growing only 0.6% in 1991, nonagricultural employment in the Albuquerque MSA grew at 3.5% in 1992, 4.9% in 1993, 6.1% in 1994, slowing to 4.2% in 1995, 1.9% in 1996, 2% in 1997, and 1.6% in 1998.

According to State Department of Labor estimates, over half (56%) of nonagricultural civilian employment in the Albuquerque MSA in 1998 was in the retail and wholesale trade and services sectors. While it has declined in importance as a direct employer, the government sector (including tribal governments but not including approximately 6,600 jobs at Sandia National Laboratories, which are classified under services) still accounts for 19.4% of total nonagricultural employment in the Albuquerque MSA.

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The manufacturing sector accounted for approximately 8.5% of total MSA nonagricultural employment in 1998. Manufacturing employment increased by 28% between 1988 and 1997 but was flat in 1996 and 1997 and declined by 2% in 1998. This decline was attributable to weakness in the Asian economy during that period.

Albuquerque experienced a construction boom during the mid-1980s and again in the mid-1990s. The number and value of single-family residential permits issued in 1998 was larger than for any full year in the last 10 years. In 1998, the City of Albuquerque issued 3,455 single family residential permits valued at $317,064,594 and 127 commercial construction permits valued at $113,429,648. Through September 1999, the number of single family permits exceeded the number of permits in any full year in the 1990s except 1998, and the value of commercial construction permits was up approximately 24.0% compared to the first nine months of 1998.

GOVERNMENTAL ORGANIZATION

The State’s government consists of the three branches characteristic of the American political system: executive, legislative and judicial. The executive branch is headed by the Governor who is elected for a four-year term. A governor may succeed himself in office once. The primary functions of the executive branch are carried out by 17 cabinet departments, each headed by a cabinet secretary appointed by the Governor.

The Legislature consists of 112 members and is divided into a Senate and a House of Representatives. Senators are elected for four-year terms, members of the House for two-year terms. The Legislature convenes in regular session annually on the third Tuesday in January. Regular sessions are constitutionally limited in length to sixty calendar days in odd-numbered years and thirty calendar days in even-numbered years. In addition, special sessions of the Legislature may be convened by the Governor under certain limited circumstances and under certain limited circumstances may be convened by the Legislature. Legislators receive no salary, but do receive per diem and mileage allowances while in session or on official State business.

The judicial branch is composed of a statewide system of Magistrate and District Courts, the Court of Appeals and the Supreme Court. The district court is the trial court of record with general jurisdiction.

STATE TAXES AND REVENUES

Programs and operations of the State are predominately funded through a system of 29 major taxes administered by the Taxation and Revenue Department (“TRD”). In addition, interest income and earnings from the Permanent Fund and the Severance Tax Permanent Fund provide important sources of funds for State purposes. The most important tax and revenue sources as measured by magnitude of revenue generation are described below.

Gross Receipts and Compensating Tax

For the privilege of engaging in business in the State, the gross receipts tax is levied on any person engaging in business in the State. “Gross receipts” is defined as the total amount of money or the value of other consideration received from selling property (including tangible personal property) in the State, from leasing property employed in the State, from performing certain services outside the State, and from performing services in the State. Exemptions from gross receipts tax include, but are not limited to, certain receipts of governmental agencies and certain non-profit organizations and receipts from the sale of certain vehicles, occasional sales of property or services, wages, certain agricultural products, dividends and interest and receipts from the sale of or lease of natural gas, oil or mineral interests. Deductions from the gross receipts tax include, but are not limited to, receipts from various types of sales or leases of tangible personal property or service, receipts from certain sales of property to governmental agencies or to certain nonprofit organizations, receipts from certain processing of some agricultural products, receipts from certain publication sales, and certain receipts from interstate commerce transactions. This tax is paid by the seller but generally passed on to the purchaser. The compensating tax is imposed generally on property used in the State but purchased elsewhere.

The gross receipts and compensating tax is the largest single source of State General Fund revenues and a primary source of revenues for cities and counties. The tax includes the statewide gross receipts tax levy of 5% plus several local option city and county levies. Within any municipality imposing a local option municipal gross

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receipts tax of at least .5%, a credit of .5% against the statewide rate of 5% is allowed. Generally, receipts from the statewide levy, less disbursements to each incorporated municipality of 1.225% of the taxable gross receipts reported in that municipality and less disbursements to the State Aviation Fund of 3.59% of the value of jet fuel sales, are deposited in the State General Fund.

Gross receipts collections for fiscal year 1998 were $1,085.5 million and for fiscal year 1999 were $1,120.9 million.

Personal Income Tax

The personal income tax is imposed on the net income of every resident individual and upon the net income of every non-resident individual employed or engaged in the transaction of business in, into or from the State or deriving any income from any property or employment within the State. State taxable income is generally equal to federal adjusted gross income less a personal exemption allowance, standard deductions or itemized deductions and amounts nontaxable by the laws or Constitution of the State or the United States, plus income from State and local bonds issued by government entities of states other than New Mexico. Since State taxable income is substantially derived from federal adjusted gross income, federal concepts characterizing income and entities are generally followed in New Mexico. The State Income Tax Act also provides for exemptions from income tax for certain taxpayers or types of income, including income earned by Indians on reservations and income earned by taxpayers who are 65 years old or older or who are blind. After disbursement to various State funds, collections are placed in the State General Fund.

For the year 1999 tax year, tax rates range from 1.7% on taxable income of $8,000 or less on joint returns (1.7% on taxable income at $5,500 or less for single returns) to 8.2% on taxable income over $100,000 on joint returns (8.2% on taxable income over $65,000 for single returns).

State statutes provide for a number of tax rebates and tax credits which are paid from or credited against the personal income tax and which have the effect of reducing personal income tax collections. Rebate programs target those with very low incomes and include a general low income rebate for property taxes paid by the elderly. Credits are available for day care costs.

Personal income tax receipts were $797.1 million in fiscal year 1998 and $803.3 million in fiscal year 1999.

Corporate Income Tax

The corporate income tax is imposed on the net income of every domestic corporation and upon the net income of every foreign corporation employed or engaged in the transaction of business in, into or from the State or deriving any income from any property or employment within the State. State taxable income is generally equal to federal taxable income plus the amount of the net operating loss deduction and interest on State or local bonds issued by government entities of states other than New Mexico, with adjustments to exclude amounts nontaxable by the laws or Constitution of the State or the United States and certain net operating loss carryover deductions. The tax is not imposed on insurance companies which pay a State premium tax or nonprofit organizations and pension or profit sharing trust funds which are exempt from federal tax. Collections, net of refunds, are placed in the State General Fund. Certain tax credits are available, which have the effect of reducing corporate income tax collections.

The corporate franchise tax, in the amount of $50 per year, is imposed on every domestic corporation and every foreign corporation which is employed or engaged in the transaction of business in, into or from New Mexico or deriving any income from any property or employment within New Mexico or which is exercising its corporate franchise in New Mexico.

Corporate income tax rates are established under a graduated table and currently range from 4.8% on the first $500,000 of taxable income to 7.6% on income in excess of $1,000,000. The corporate income tax and franchise tax resulted in revenues of $180.0 million in fiscal year 1998 and $160.7 million in fiscal year 1999.

Oil and Gas Emergency School Tax

The oil and gas emergency school tax is imposed on the business of every person (including persons who own an interest in such products at the time of severance or who have a right to receive a payment based on the value of such products) severing oil, natural gas, liquid hydrocarbons and carbon dioxide from the soil of the State.

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The oil and gas emergency school tax rate is levied on the taxable value of such products at the production unit. The rate ranges from 3.15% to 4.00% of the taxable value, depending on which product is being severed. The tax is due on the 25th day of the second month following the month of production, creating a slight lag between oil and gas production and tax collections. Oil and gas emergency school tax receipts are disbursed to the General Fund. Oil and gas emergency school tax were equal to $153.7 million in fiscal year 1998 and $107.7 million in fiscal year 1999.

Gasoline Tax

The Gasoline Tax is levied on the privilege of receiving gasoline in the State, at the rate of $.17 per gallon received, subject to certain deductions. In addition, for the privilege of loading gasoline or special fuel in the State into a cargo tank, there is imposed a petroleum products loading fee ranging from $40 per load (8,000 gallons) to $150 per load. These taxes are distributed principally to the State Road Fund, and to the counties and municipalities of the State based on a formula related to the amount of fuel received in each jurisdiction. Other portions of tax revenues are earmarked for local government road funds, for gas tank cleanup funds, and certain other funds. Gasoline tax receipts were $177.5 million in fiscal year 1998, $172.1 million in fiscal year 1999 and $162.3 million in fiscal year 2000. These receipts include both gasoline tax and petroleum products loading fee collections.

Royalties, Rents, and Bonuses

Federal Lands

Under the federal 1920 Mineral Leasing Act, the State receives a 50% share of all income generated from the leasing of federally held lands for mineral production. Principal sources of income on federal lands are royalty payments on oil and gas production. Additional income is derived from bonus payments for oil and gas leases and royalty payments on production of coal, potash, and other minerals. Federal mineral lease income is collected by the U. S. Minerals Management Service. The State receives its payments on a monthly basis and makes the deposits to the General Fund, almost exclusively for funding public schools. Federal mineral leasing revenues were $170.1 million in fiscal year 1998 and $135.7 million in fiscal year 1999.

State Lands

The State Land Office manages lands acquired by the State under the Federal Ferguson Act, enacted prior to statehood, as well as under the State Constitution. All income from such lands is dedicated to specific educational purposes and institutions. As with federal lands, the oil and gas industry is the principal source of revenue from State lands. Bonus income is also collected in the form of cash payments as a result of competitive bidding for State leases. Rentals and bonus income are distributed to the respective beneficiary institutions, largely the public schools, for operating purposes. Revenues were $15.6 million in fiscal year 1998 and $11.9 million in fiscal year 1999.

Minerals production from State trust lands also generates royalty income which is deposited in the State Permanent Fund. Royalties are imposed on most minerals production revenues at the rate of 12.5%, although there is a provision for rates of up to 20% for new leases on developed acreage. Beneficiaries of the State Permanent Fund are the same as those educational institutions and public schools benefitting from State lands.

Severance Taxes

Severance taxes are levied on producers and others severing natural resources, including various minerals, coal, oil and natural gas, and timber within the State, and are distinct from several other taxes and revenue sources related to mineral and natural resource extraction in New Mexico, including the oil and gas emergency school tax, state royalties, bonus revenues, oil and gas ad valorem production taxes, the oil and gas ad valorem equipment tax, and the natural gas processors tax.

Minerals and natural resources subject to severance taxation which are produced in New Mexico include natural gas, oil, carbon dioxide, coal, uranium, copper, potash, gold, lead, manganese, sand, gravel, peat moss, timber, and a variety of metals. The severance tax imposed on timber and minerals is based on the taxable value of the severed products, ranging from 1/8 of 1% to 2.5% of taxable value. The severance tax on coal is $.55 to $.57 per ton, plus a surtax which increases with the producer price index for coal. The severance tax on uranium is 3.5%

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of the taxable value of severed U3O8. Severance taxes on oil, natural gas or liquid hydrocarbon or carbon dioxide range from 1.875% to 3.75% of taxable value of products severed and sold. Certain of the severance taxes are subject to certain exemptions or conditions. The minerals extracted from the State which contribute the largest portion of severance tax revenue are natural gas, oil and coal. Severance tax revenues for fiscal year 1998 were $182 million, for fiscal year 1999 were $136.1 million, and for fiscal year 2000 were $192.8 million (preliminary).

The net receipts from severance taxes are deposited into the severance tax bonding fund which is pledged to the payment of severance tax bonds issued by the State. Twice a year, the balance of the severance tax bonding fund in excess of the amount needed to pay principal and interest on all outstanding severance bonds payable on the next two semiannual payment dates is transferred to the severance tax permanent fund and invested as provided by State law.

Other Taxes Related to Natural Resources

The resources tax is levied on the privilege of severing and processing natural resources within the State. Rates for the resources tax currently range from 1/8 of 1% to 3/4 of 1% of taxable value, depending on the resource being severed or processed. The natural gas processors tax is levied on the privilege of operating a natural gas processing plant in the State and is imposed on persons operating such plants. The tax is imposed on the amount of natural gas delivered to the processor, and the rate is determined by a formula which takes into account the average annual taxable value of all natural gas produced in New Mexico.

Resources tax revenues were $8.8 million and $7.6 million in fiscal years 1998 and 1999, respectively. Revenues from the processors tax were $12.8 million and $11.3 million for fiscal years 1998 and 1999, respectively.

The oil and gas conservation tax is a separate tax levied on all oil, natural gas or liquid hydrocarbon, uranium, coal, geothermal energy or carbon dioxide severed and sold. The tax is levied at a rate of .19% of the taxable value. Revenues were $8.7 million for fiscal year 1998 and $6.2 million for fiscal year 1999. An ad valorem tax is levied on the assessed value of oil, natural gas or liquid hydrocarbon, and carbon dioxide at a rate certified from time to time by the State Department of Finance and Administration, and a separate ad valorem tax is levied on the assessed value of certain equipment used in connection with severance, treatment or storage of such products. An ad valorem tax is also levied upon the owners of copper mineral property that is not otherwise subject to property tax. The various taxes are subject to exemptions, deductions and credits as provided by law.

Property Taxation System

With certain limited exceptions, interest in real and personal property owned by individuals or corporations are subject to ad valorem taxation in the State. Local county assessors are responsible for the appraisal of most residential and commercial property. TRD provides technical assistance to the county assessors and assists in the implementation of the Property Tax Code.

TRD is responsible for the assessment of certain types of properties not assessed by the counties. Property assessed by TRD is referred to as central valuations and includes the following types of properties:

     Railroads
     Communication systems
     Pipelines
     Public utilities
     Airlines
     Electric generating plants
           Construction machinery and equipment, and other personal property of persons engaged in construction which is used in more than one county
Mineral property, excepting oil and gas property

Property valuations are established as of January 1 of each year (except certain livestock). Centrally assessed property is verified and certified to the local assessors who combine the values with all locally assessed property values. The totals are reported to the TRD and the Department of Finance and Administration and certified for budgetary use. The county treasurers levy the applicable rates against individual properties and are required to

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mail tax bills for the current fiscal year no later than November 1. Property taxes are due to the county treasurers in two equal installments on November 10 and April 10. Taxes become delinquent on December 10 and May 10 following the two respective due dates. Civil penalties and interest are imposed on delinquent taxes. County treasurers are responsible for the collection of property taxes and their distribution to the governmental entities participating in the tax receipts, including those amounts due to the State for payment of principal, premium, if any, and interest on general obligation bonds.

Maximum property tax rates for operations for various types of local governments are imposed by the Constitution of the State and by governing statutes. Differing rates of taxation may apply to residential and non-residential properties. Except for property which by statute is subject to special methods of valuation, the value of property is its market value as determined by sales of comparable property. If comparable sales are unavailable, the income or cost method of valuation is used. Residential properties are eligible for a head of family exemption, which is currently $2,000 of the taxable value of the property. There is also a $2,000 veteran’s exemption. Assessed value is computed as one-third of the value derived after exemptions, the maximum assessment ratio allowed under the State Constitution. Values obtained thereby will be maintained or revised every two years.

Property Tax Rate Limitations

The New Mexico Constitution imposes a four mill limit on taxes levied upon real or personal property for State revenue except for the support of the educational, penal and charitable institutions of the State, payment of the State debt and interest thereon, and total annual tax levy upon such a property for all State purposes exclusive of necessary levies for the State debt shall not exceed ten mills; provided that taxes levied upon real or personal tangible property for all purposes, except special levies on specific classes of property and except necessary levies for public debt shall not exceed twenty mills annually on each dollar of the assessed valuation thereof, but laws may be passed authorizing additional taxes to be levied outside of such limitation when approved by at least a majority of the qualified electors of the taxing district who paid a property tax therein during the preceding year voting on such proposition. Currently the State imposes no levy of property taxes except for the payment of State debt.

Statutes establish maximum property tax rates for operating purposes for cities, counties and school districts. The Department of Finance and Administration is permitted by statute to set a rate at less than the maximum rate in any tax year.

Dollars per thousand
Counties	$11.85
Municipalities	7.65
School Districts	0.50

Maximum statutory tax rate for counties, cities, and schools combined	$20.00

Apart from the allowable operating rates above, New Mexico governments may levy additional property taxes as authorized by statute and voter approval for:

     Debt service
     County hospitals
     School district capital improvements
     Branch and community colleges
     Vocational schools
     Flood control districts and authorities
     Tort or worker’s compensation judgments
     Water and sanitation districts
     Conservancy districts
Other special districts

In addition, the Legislature has established certain limits on the amount of increase in property tax revenue which may be produced for county and city operating purposes. The “yield control” formula is activated by property valuation increases due to county assessor reappraisal programs. The yield control law limits the increase

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in revenue in any one year over the prior year to the lesser of 5% or the percentage increase in the annual price index published by the United States Department of Commerce for State and Local Government Purchases of Goods and Services, plus increases in tax revenues resulting from new construction and improvements to properties.

Recent Developments Regarding Property Tax Valuation of Residential Properties

In November 1998, New Mexico voters approved an amendment to the New Mexico Constitution which required the New Mexico legislature to adopt legislation, the effect of which limits annual increases in the valuation of residential property for property tax purposes. In the 2000 legislative session, House Bill 366 (the “Act”) passed the legislature and was signed by the Governor. The Act distinguishes methods of assessment valuations between residential properties that are sold in a particular tax year and those that are not. The Act further differentiates valuation limitations between residential properties in counties in which the sales assessment ratio is less that 85% and residential properties in counties in which the sales assessment ratio is greater than 85%.

In regard to properties that are subject to a “change of ownership,” the Act requires that the value of such property shall be “its current and correct value as determined pursuant to the general valuation provisions of the Property Tax Code.” In regard to residential properties that are not subject to a change of ownership during a prior year and are in counties whose sales ratio is equal to or greater than 85%, the assessed value of such property may not increase more than 3% in any one year, with exceptions created for improvements to the property and changes in zoning.

In regard to residential properties that are not subject to a change of ownership during a prior year and are in counties with a sales ratio of less than 85%, the assessed value of such property may not increase more than 5% in any one year, applying similar exceptions as set forth above. Assessments in such counties as a whole are nevertheless subject to the 3% growth limitation.

While there has been a fair amount of public debate about the Act, its consequences remain uncertain at this time.

Limited Availability of State and Local Government Lease/Purchase Obligations

In 1989, the New Mexico Supreme Court held in the case of Montaño v. Gabaldon that certain lease/purchase agreements which, without voter approval, commit the State or a political subdivision of the State to make payments out of general revenues in future years, must comply with the constitutional debt provisions of the State Constitution. The ruling has limited the use of lease/purchase financings in the State and correspondingly, has reduced the availability of certificates of participation based on lease obligations.

As of the date of this Statement of Additional Information, the State’s general obligation bonds are rated Aa1 by Moody’s Investors Service, Inc. and AA+ by Standard and Poor’s.

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APPENDIX L

ECONOMIC AND FINANCIAL CONDITIONS IN NORTH CAROLINA

The following information is a brief summary of factors affecting the economy of the state and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of state issuers; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

The State of North Carolina (the “State”) has three major operating funds: the General Fund, the Highway Fund and the Highway Trust Fund. North Carolina derives most of its revenue from taxes, including individual income tax, corporation income tax, sales and use taxes, corporation franchise tax, alcoholic beverage tax, insurance tax and tobacco products tax. State sales taxes on food, as well as the inheritance and soft drink taxes, have been eliminated, while a streamlined sales tax collection system has been adopted to improve collection efforts, particularly as to out-of-state catalog and internet sales. The State receives other non-tax revenues which are also deposited in the General Fund. The most important are federal funds collected by State agencies, university fees and tuitions, interest earned by the State Treasurer on investments of General Fund moneys and revenues from the judicial branch. The proceeds from the motor fuel tax, highway use tax and motor vehicle license tax are deposited in the Highway Fund and the Highway Trust Fund.

Fiscal year 1998-1999 ended with a positive General Fund balance of $1,437.9 million. Along with additional reserves, $522.5 million was reserved in the Savings Reserve Account, $288.0 million was reserved in the Retirees’ Health Premiums Reserve, $164.7 million was reserved in the Repairs and Renovations Reserve Account, and $31.1 million was reserved in the Clean Water Management Trust Fund. After additional reserves, the unreserved General Fund balance at the end of fiscal year 1998-1999 was $296.7 million.

Fiscal year 1999-2000 ended with a positive General Fund balance of $447.5 million. Along with additional reserves, $37.5 million was reserved in the Savings Reserve Account, $117.7 million was reserved in the Retirees’ Health Premiums Reserve, $7.1 million was reserved in the Repairs and Renovations Reserve Account, and $1.1 million was reserved in the Clean Water Management Trust Fund. Additionally, $240.0 million was reserved in the Intangibles Tax Refunds Reserve. After additional reserves, there was no balance remaining in the unreserved General Fund at the end of fiscal year 1999-2000. The ending General Fund balance does not include $541.9 million of unexpended funds designated to relief of Hurricane Floyd victims, which funds are to be expended during subsequent fiscal years.

The foregoing results are presented on a budgetary basis. Accounting principles applied to develop data on a budgetary basis differ significantly from those principles used to present financial statements in conformity with generally accepted accounting principles. For example, based on a modified accrual basis, the General Fund balance as of June 30, 1999 was $1,144.1 million.

On June 30, 1999, the General Assembly adopted a $13.5 billion budget for fiscal year 1999-2000, an increase of 4.6% from the previous year, with no new taxes or tax relief. Primarily focusing on education, the General Assembly authorized 7.5% raises for teachers in the public schools and salary and tuition increases at community colleges and universities. Additionally, the General Assembly allocated $30 million to the Clean Water Management Trust Fund to provide grants and loans to local governments to clean up and protect rivers and streams and to preserve open spaces. The General Assembly also took action to reduce some taxes, including elimination of the sales tax on food (estimated cost of $185.5 million in fiscal year 1999-2000) and the inheritance tax (estimated cost of $52.5 million in fiscal year 1999-2000).

Extraordinary events occurred during fiscal year 1999-2000 that caused significant stress on the budget for the fiscal year. In the fall of 1999, the State was the victim of two major hurricanes, Dennis and Floyd, in a period of a few weeks. In response to the devastation caused by these storms, a special session of the General Assembly was convened in December 1999 to create relief programs to address the damages, culminating in the enactment of legislation appropriating $836.6 million for disaster relief programs. The General Assembly funded the $836.6 million for Hurricane Floyd relief programs from $228.7 million of reallocated appropriations from department operating budgets and $607.9 million from unspent capital improvement appropriations and reserves, including $286 million from the Budget Stabilization Reserve, and the unappropriated fund balance. In addition, during

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1998 and 1999, the State settled two major lawsuits involving taxes held to be illegally collected. The total amount paid for these settlements was $1,239 million, $400 million of which was paid in fiscal year 1998-1999 and another $599 million of which was paid in fiscal year 1999-2000. Additionally, actual revenues received during fiscal year 1999-2000 were below budget due in part to the hurricanes and a major winter storm in early 2000 that paralyzed much of the State for over a week.

On account of the stress caused by these events on the budget for fiscal year 1999-2000, certain adjustments were made to assure that the budget for the fiscal year would remain balanced and to assure that the budget for fiscal year 2000-2001 would be balanced. In addition, approximately $98.7 million of tax refunds not paid before June 30, 2000 resulted in overstated revenues for fiscal year 1999-2000 by that amount. Due to the presence of these revenues, additional adjustments to balance the budget for fiscal year 1999-2000 were not required. The payment of these refunds after June 30, 2000 will result in a decrease in revenues for fiscal year 2000-2001 by a like amount. In the past, payments for teacher salaries for services rendered in a fiscal year have been funded as an expenditure in that fiscal year’s budget, even though payments would be made after June 30. The State deferred funding of $271 million required for the payment of teacher salaries to be paid after fiscal year 1999-2000 to fund a reserve to pay the final $240 million settlement payment on one of the lawsuits referred to above. This final payment settling these cases was made by the State on July 10, 2000. In the budget for fiscal year 2000-2001, the State reduced by $252 million the budgeted contributions to the State plans for employee’s retirement ($191.3 million), retiree health benefits ($50 million), and death benefits ($10.9 million). This reduction was provided from the realization of a portion of the gains from the investment of amounts previously contributed to the plans and excess available reserves set aside for this purpose.

On June 30, 2000, the General Assembly adopted a $14.1 billion budget for fiscal year 2000-2001, an increase of 4.1% from the previous year, with no new taxes or tax relief, although a streamlined sales tax collection system was implemented to improve collections, particularly as to out-of-state catalog and Internet sales. Continuing to focus on education, the General Assembly approved a $3.1 billion bond referendum for construction and renovation at the State’s 16 university campuses and 59 community colleges. North Carolina’s citizens will vote on the proposed bond package — the largest in State history — on November 7, 2000. The bonds would be issued over five years and paid back over 20 years. The General Assembly also authorized 6.5% raises for teachers in the public schools, bringing the State’s teachers’ salaries up to the national average. State employees received 4.2% raises and $500 bonuses to be disbursed in October 2000. The General Assembly placed $170 million over the next two years in reserve to help cover expected cost increases in the state employee’s health insurance plan, and an additional $120 million was set aside to replenish the depleted State Emergency Reserves. The General Assembly also placed in reserve $100 million for the Repairs and Renovations Reserve Account, $14.9 million in the Reserve for Capital Improvements, $120 million in the Savings Reserve Account, and $30 million in the Clean Water Management Trust Fund.

Under the State’s constitutional and statutory scheme, the Governor is required to prepare and propose a biennial budget to the General Assembly. The General Assembly is responsible for considering the budget proposed by the Governor and enacting the final budget. In enacting the final budget, the General Assembly may modify the budget proposed by the Governor as it deems necessary. The Governor is responsible for administering the budget enacted by the General Assembly.

The State budget is based upon a number of existing and assumed State and non-State factors, including State and national economic conditions, international activity, federal government policies and legislation and the activities of the State’s General Assembly. Such factors are subject to change which may be material and affect the budget. The Congress of the United States is considering a number of matters affecting the federal government’s relationship with the state governments that, if enacted into law, could affect fiscal and economic policies of the states, including North Carolina.

In 1998, the State approved a settlement agreement with the major tobacco companies for reimbursement of its smoking-related medical expenses paid through Medicaid and other health care programs. North Carolina could receive approximately $4.6 billion over the next 25 years pursuant to this settlement agreement. In order to help communities in North Carolina injured by the decline of tobacco, the General Assembly has established a foundation which will receive 50% of these settlement payments. A trust fund for tobacco farmers and quota holders and another trust fund for health programs will each receive one-quarter of the remaining settlement

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payments. North Carolina has also entered into a separate $1.9 billion settlement with the major tobacco companies on behalf of tobacco farmers and quota holders. Payments into the National Tobacco Growers Settlement Trust are expected to average $155 million per year over a 12-year period which began in 1999.

The economic profile of the State consists of a combination of industry, agriculture, and tourism. Non-agricultural wage and salary employment accounted for approximately 3,866,100 jobs in 1999. The largest segment of jobs was approximately 802,700 in manufacturing. Based on July 1999 data from the United States Bureau of Labor Statistics, the State ranked tenth among the states in nonagricultural employment and eighth among the states in manufacturing employment. During the period from 1990 to 1999, per capita income in the State grew from $16,674 to $26,220, an increase of 57.3%. The North Carolina Employment Security Commission has estimated the seasonally adjusted unemployment rate in July 2000 to be 3.2% of the labor force, as compared with an unemployment rate of 4.0% nationwide. The labor force has grown from 2,855,300 in 1980 to 3,874,500 in 1999, an increase of 36%. The labor force has undergone significant changes during this period, as the State has moved from an agricultural economy to a service and goods-producing economy.

No litigation of any kind is now pending (either in State or federal courts) or, to the knowledge of the Department of State Treasurer, threatened to restrain or enjoin the issuance or delivery of any Municipal Bonds or in any manner questioning the proceedings or authority under which the Municipal Bonds are issued or affecting the validity of the Municipal Bonds. The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. In the opinion of the Department of State Treasurer, none of these cases would materially adversely affect the State’s ability to meet its financial obligations.

1. Leandro, et al. v. State of North Carolina and State Board of Education — School Funding. In 1994, students and boards of education in five counties in the State filed suit in superior court requesting a declaration that the public education system of North Carolina, including its system of funding, violates the State constitution by failing to provide adequate or substantially equal educational opportunities, by denying due process of law, and by violating various statutes relating to public education. Five other school boards and students therein intervened, alleging claims for relief on the basis of the high proportion of at-risk and high-cost students in their counties’ systems. The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law. The State filed a motion to dismiss, which was denied. On appeal the North Carolina Supreme Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties but remanded the case for trial on the claim for relief based on the Court’s conclusion that the constitution guarantees every child the opportunity to obtain a sound basic education. The trial on the claim of one plaintiff’s county is on going. The North Carolina Attorney General’s Office believes that sound legal arguments support the State’s position on the outstanding claims.

2. N.C. School Boards Association, et al. v. Harlan E. Boyles, State Treasurer, et al. — Use of Administration Payments. On December 14, 1998, plaintiffs, including the county school boards of Wake, Durham, Johnston, Buncombe, Edgecombe, and Lenoir Counties, filed suit in superior court requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the North Carolina Constitution must be paid to the schools. For the last fiscal year for which information was available to them, plaintiffs allege liability of approximately $84 million. Until this matter is resolved, any refunds and interest will continue to accrue. The North Carolina Attorney General’s Office believes that sound legal arguments support the State’s position on the outstanding claims.

3. Faulkenbury v. Teachers’ and State Employees’ Retirement System, Peele v. Teachers’ and State Employees’ Retirement System, and Woodard v. Local Governmental Employees’ Retirement System — Disability Retirement Benefits. Plaintiffs are disability retirees who brought class actions in state court challenging changes in the formula for payment of disability retirement benefits and claiming impairment of contract rights, breach of fiduciary duty, violation of other federal constitutional rights, and violation of state constitutional and statutory rights. The superior court ruled in favor of plaintiffs. The order was affirmed by the North Carolina Supreme Court in 1997. The case went back to the superior court for calculations of benefits and payment of retroactive benefits, along with determination of various remedial issues. As a result of the remedial proceedings, there have been two appeals to the appellate courts concerning calculation of the retroactive benefits, one of which has not been finally resolved. Plaintiffs previously submitted documentation to the court asserting that the cost in damages and higher prospective benefit payments to plaintiffs and class members would amount

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to $407 million. Calculations and payments so far indicate that retroactive benefits will be significantly less than estimated, depending in part on the pending appeal. Payments have been made by the State of approximately $84 million. The remaining liability for retroactive benefits is estimated by the State not to exceed $30 million. All retroactive payments and future benefit payments are payable from the funds of the retirement systems.

4. Southeast Compact Commission — Disposal of Low-Level Radioactive Waste. North Carolina and seven other southeastern states created the Southeast Interstate Low-level Radioactive Waste Management Compact to plan and develop a site for the disposal of low-level radioactive waste generated in the member states. North Carolina was assigned responsibility for development of the first disposal site, with costs to be distributed equitably among the Compact members. In 1997, the Compact Commission discontinued funding of the development of the North Carolina site, alleging that the State was not actively pursuing the permitting and development of the proposed site. North Carolina withdrew from the Compact in 1999. On July 10, 2000, the Compact filed a Motion For Leave to File Bill of Complaint and Bill of Complaint in the United States Supreme Court. The Motion seeks the Court’s original jurisdiction to enforce sanctions imposed against North Carolina for the recovery of $89.9 million plus interest and attorneys’ fees. The North Carolina Attorney General’s office believes that sound legal arguments support the State’s position on this matter.

    The State is also involved in numerous claims and legal proceedings, many of which normally occur in governmental operations. A review of the status of outstanding lawsuits involving the State did not disclose any proceedings that are expected by the North Carolina Attorney General to materially adversely affect the State’s ability to meet its financial obligations.

     In its 1996 Short Session, the North Carolina General Assembly approved State general obligation bonds in the amount of $950 million for highways and $1.8 billion for schools. These bonds were approved by the voters of the State in November 1996. In March 1997, the State issued $450 million of the authorized school bonds. In November 1997, the State issued $250 million of the authorized highway bonds. In April 1998, the State issued an additional $450 million of the authorized school bonds. In April 1999, the State again issued an additional $450 million of the authorized school bonds. The offering of the remaining $1.15 billion of these authorized bonds is anticipated to occur over the next two to four years.

     On November 3, 1998, North Carolina voters approved the issuance of $800 million in clean water bonds and $200 million in natural gas facilities bonds. The clean water bonds will provide grants and loans for needed water and sewer improvement projects for the State’s municipalities, and fund programs to reduce pollution in the State’s waterways. The natural gas bond issue will provide grants, loans and other financing for local distribution companies or state or local government agencies to build natural gas facilities, in part to help attract industry to the State’s rural regions. In September 1999, the State issued a total of $197.4 million of authorized clean water bonds and natural gas facilities bonds, $177.4 million of which were a combination of clean water bonds and natural gas facilities bonds and $20 million of which were solely natural gas facilities bonds. In October 1999, the State issued an additional $2.6 million of authorized clean water bonds. An offering of $224 million of authorized clean water and natural gas facilities bonds is anticipated for the Autumn of 2000.

     A bond referendum will be held on November 7, 2000 to approve the issuance of $3.1 billion of general obligation bonds to finance improvements to the facilities of the 16 public universities and 59 community colleges in the State.

     Hurricane Floyd struck North Carolina on September 16, 1999, causing significant flood and wind damage and some loss of life. The effects of the storm and its aftermath have been, and continue to be, felt in the eastern part of the State. Federal and State disaster recovery and relief efforts are ongoing to assist victims of the storm. The final estimate of property damage caused by the storm and its aftermath has not yet been determined but is expected to exceed the $6 billion of damages caused by Hurricane Fran in 1996.

In the opinion of the Offices of the Governor and the State Treasurer, notwithstanding the devastation caused by Hurricane Floyd, the storm and its consequences should not have a material adverse impact upon the ability of the State to meet its financial obligations, including timely payment of principal and interest on the Municipal Bonds.

Currently, Moody’s, Standard & Poor’s and Fitch rate North Carolina general obligation bonds Aaa, AAA, and AAA, respectively.

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APPENDIX M

ECONOMIC AND FINANCIAL CONDITIONS IN OHIO

The following information is a brief summary of factors affecting the economy of the State of Ohio and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of Ohio issuers, however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

The State of Ohio (sometimes referred to herein as the “State”) operates on a fiscal biennium for its appropriations and expenditures. The State finances the majority of its operations through the State’s General Revenue Fund (the “GRF”). The GRF is funded mainly by the State’s personal income tax, sales and use tax, various other taxes and grants from the Federal government. The State is precluded by law from ending a fiscal year or a biennium in a deficit position. In 1981, the State created the Budget Stabilization Fund (“BSF”) for purposes of cash management.

The GRF ending fund and cash balances for the State’s 1984-85 through 1998-99 bienniums were as follows:

Biennium	Balance July 1	Balance June 30	Ending Fund Balance (In Thousands)	Ending Cash Balance (In Thousands)
1984-85	1983	1985	$297,600	$ 849,900
1986-87	1985	1987	226,300	632,700
1988-89	1987	1989	475,100	784,268
1990-91	1989	1991	135,365	326,576
1992-93	1991	1993	111,013	393,634
1994-95	1993	1995	928,000	1,312,200
1996-97	1995	1997	834,900	1,400,000
1998-99	1997	1999	976,778	1,512,528

State and national fiscal uncertainties during the 1992-93 biennium required several actions to achieve GRF positive ending balances. To allow time to complete the resolution of differences, an interim appropriations act was enacted effective July 1, 1992: the general appropriations act for the entire biennium was then passed on July 11 and signed by the Governor of the State on July 26 and included a $200 million transfer from the BSF to the GRF. In Fiscal Year 1992, when the State’s Office of Budget and Management (“OBM”) projected an imbalance in GRF resources and expenditures, the Governor ordered most State agencies to reduce GRF appropriations spending in the final six months of Fiscal Year 1992 by a total of approximately $184 million. (Debt service and lease rental obligations were not affected by the order.) Then, with General Assembly authorization, in June 1992 the entire $100.4 million BSF balance and additional amounts from certain other funds were transferred to the GRF. Other administration revenue and spending actions resolved the remaining GRF imbalance for Fiscal Year 1992.

As a first step toward addressing a projected Fiscal Year 1993 GRF shortfall, then estimated by OBM at approximately $520 million, the Governor ordered, effective July 1, 1992, selected reductions in Fiscal Year 1993 GRF appropriations spending totaling $300 million. Appropriations for debt service (including lease rental appropriations) were expressly excluded from the Governor’s cutback orders. Subsequent executive and legislative actions — including tax revisions that produced an additional $194.5 million and additional appropriations spending reductions totaling approximately $50 million — provided for positive biennium-ending GRF balances. As a first step toward BSF replenishment, $21 million was deposited in the BSF.

The GRF budget for the 1994-95 biennium provided for total GRF expenditures of approximately $30.7 billion, with Fiscal Year 1994 expenditures 9.2% higher than in Fiscal Year 1993, and Fiscal Year 1995 expenditures 6.6% higher than in Fiscal Year 1994. As noted above, the GRF ended the 1994-95 biennium with a fund balance of $928 million and cash balance of $1,312.2 million. As an additional step toward BSF replenishment, OBM transferred $260.3 million to the BSF at the end of Fiscal Year 1994 and $535.2 million in July 1995.

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 For the 1996-97 biennium, GRF appropriations approximated $33.5 billion. At the end of Fiscal Year 1996, the following transfers were made from the GRF: $100 million for elementary and secondary school computer network purposes, $30 million for a new transportation infrastructure fund, and $400.8 million for temporary personal income tax reductions. At the end of the biennium, the GRF had fund and cash balances of $834.9 million and $1,400 million, respectively, which allowed $250 million to be applied to school building construction and renovation, $94.4 million for a school computer network, $44.2 million for school textbooks and instructional materials and a distance learning program, $34.4 million to be transferred to the BSF, and the $262.9 million balance to an income tax reduction fund.

The General Appropriations Act for the 1998-99 biennium, provided approximately for total GRF expenditures of $36.1 billion, an increase of 7.8% over the previous appropriations act. The Act increased spending for primary and secondary education, higher education, and rehabilitation and corrections, and provided for a 4.5% personal income tax reduction in 1998. The biennium ending GRF balances were $1,512,528,000 (cash) and $976,778,000 (fund). Of the fund balance, legislation directed $325,700,000 to school building assistance, $293,185,000 to the State income tax reduction fund, $85,400,000 to SchoolNet (a program to supply computers for classrooms), $46,374,000 to the BSF and $4,600,000 to interactive video distance learning. Following the transfer, the BSF balance increased to $953,291,000.

The GRF appropriations acts for the current 2000-2001 biennium (one for all education purposes and one for general GRF purposes) were passed on June 24 and June 28, 1999, respectively, and promptly signed (after selective vetoes) by the Governor. Those acts provided for total GRF biennial expenditures of over $39.8 billion with major program expenditure increases in primary and secondary education (16.9%), higher education (12.6%) mental health and mental retardation (4.3%) and adult and juvenile corrections (18%). The State ended Fiscal Year 2000 with a GRF cash balance of $1,506,211,000 and a GRF fund balance of $855,845,000. On July 1, 2000, the BSF received a transfer of $49.2 million from the GRF, increasing the BSF balance to $1,002,491,000 or 5% of GRF revenues for the preceding fiscal year, and the income tax reduction fund received a transfer of $610.4 million from the GRF, leaving the GRF with a balance of $196.6 million.

OMB is projecting a positive June 30, 2001 GRF fund balance of $396.77 million.

Litigation pending in the Ohio Court of Claims contests the Ohio Department of Human Services’ (“ODHS”) former Medicaid financial eligibility rules for married couples where one spouse is living in a nursing facility and the other spouse resides in the community. ODHS promulgated new eligibility rules effective January 1, 1996. ODHS appealed an order of the Federal court directing it to provide notice to persons potentially affected by the former rules from 1990 through 1995, and the Court of Appeals has ruled in favor of ODHS. Plaintiffs’ petition for certiorari was not granted by the U.S. Supreme Court. As to the Court of Claims case, it is not possible to state the period, beyond the current fiscal year, during which necessary additional Medicaid expenditures would have to be made. Plaintiffs have estimated total additional Medicaid expenditures at $600 million for the retroactive period and, based on current law, it is estimated that the State’s share of those additional expenditures would be approximately $240 million. In April 2000, an Ohio Court of Appeals reversed the Court of Claims grant of the motion to decertify the action there as a class action; the State has appealed the decision to the Ohio Supreme Court.

Because GRF cash receipts and disbursements do not precisely coincide, temporary GRF cash flow deficiencies may occur in some months, particularly the middle months, of a Fiscal Year. Statutory provisions provide for effective management by permitting the adjustment of payment schedules (as was done during some prior Fiscal Years) and the use of a “Total Operating Fund” (“TOF”). The State has not and does not do external revenue anticipation borrowing.

The TOF includes the total consolidated cash balances, revenues, disbursements and transfers of the GRF and several other specified funds (including the BSF). Those cash balances are consolidated only for the purpose of meeting cash flow requirements, and, except for the GRF, a positive cash balance must be maintained for each discrete fund included in the TOF. The GRF is permitted to incur a temporary cash deficiency by drawing upon the available consolidated cash balance in the TOF. The amount of that permitted GRF cash deficiency at any time is limited to 10% of GRF revenues for the then preceding Fiscal Year.

The State has encountered (and planned for) some monthly GRF cash flow deficiencies in all recent Fiscal Years. For example, GRF cash flow deficiencies have ranged from occurring in 10 months of Fiscal Year 1992 (with $743.14 million being the highest) to four months in Fiscal Year 1995 and 1997 (the highest being $565.741

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million). With respect to recent fiscal years, the GRF had cash flow deficiencies in five months of Fiscal Year 1998 (the highest being $742.059 million), in six months of Fiscal Year 1999 (the highest being $497.677 million) and in four months of Fiscal Year 2000 (the highest being $827.127 million).

GRF cash flow deficiencies have been and are projected by OBM to be within the TOF limitations discussed above.

The State’s Constitution directs or restricts the use of certain revenues. Highway fees and excise taxes, including gasoline taxes, are limited in use to highway-related purposes including the payment of interest on certain securities issued for purposes related to the State’s highways. Not less than 50% of the receipts from State income and estate and inheritance taxes must be returned to the political subdivisions and school districts where such receipts originated. Since 1987 all net State lottery profits are allocated to elementary, secondary, vocational and special education program purposes.

Under the current financial structure, Ohio’s 612 public school districts and 49 joint vocational school districts receive a major portion (less than 50% in Fiscal Year 1999) of their operating moneys from State subsidy programs (the primary portion of which is known as the “Foundation Program”) distributed in accordance with statutory formulas that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those Fiscal Years in which appropriations cutbacks were imposed. School districts also rely heavily upon receipts from locally voted taxes. In part because of provisions of some State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have experienced varying degrees of difficulty in meeting mandated and discretionary increased costs.

Litigation, similar to that in other states, has been pending in Ohio courts since 1991 questioning the constitutionality of Ohio’s system of school funding and compliance with the constitutional requirement that the State provide a “thorough and efficient system of common schools.” In May 2000, the Ohio Supreme Court in a 4-3 decision concluded, as it had in 1997, that the State, even after crediting significant gubernatorial and legislative steps in recent years, failed to comply with that requirement. It set as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity. The Court maintained continuing jurisdiction and has scheduled for June 2001 further review of the State’s responses to its ruling. With respect to funding sources, the Supreme Court repeated its conclusion that property taxes no longer may be the primary means of school funding in Ohio, noting that recent efforts to reduce that historic reliance have been laudable but in the Court’s view insufficient. The three dissenting justices concluded generally, as they had in 1997, that compliance with the constitutional requirement was a matter for the legislative branch, not the State judiciary.

In its 1997 opinion, the Court had held that major aspects of the system (including the Foundation Program and certain borrowing programs) were not in compliance with the constitutional requirement. On remand to hear evidence and opine on the sufficiency of then intervening legislation and executive actions, early in 1999 the trial court judge again concluded that the State was not in compliance with the constitutional requirements. The recent Supreme Court action was on an appeal from that decision.

It is not possible at this time to state what further actions may be taken by the State to effect compliance, or what effect those actions may have on the State’s overall financial condition.

In response to the ongoing litigation, the General Assembly has significantly increased State funding for public schools, as discussed below. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of general obligation debt for school buildings and for higher education facilities.

State appropriations for primary and secondary education for the current 2000-01 biennium are $13.3 billion or 15% over the previous biennium and represent an increase of 7.6% in Fiscal Year 2000 over 1999 and 7.6% in Fiscal Year 2001 over 2000. Appropriations for school funding in recent bienniums were $11.6 billion in the 1998-99 biennium (18.3% increase), and $10.1 billion in the 1996-97 biennium (13.6% increase).

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 Federal courts have ruled that the State shared joint liability with the local school districts for segregation in public schools in Cincinnati, Cleveland, Columbus, Dayton and Lorain. Subsequent trial court orders directed that remedial costs be shared equally by the State and the respective local districts. For that purpose the following amounts have been expended: $75,752,659 in the 1992-93 biennium, $119,382,294 in the 1994-95 biennium, $144,759,340 in the 1996-97 biennium, $100,800,000 in the 1998-99 biennium and $23,700,000 in the 2000-01 biennium. A recent settlement of one desegregation case significantly reduces annual State payments.

The State’s Constitution expressly provides that the State General Assembly has no power to pass laws impairing the obligations of contracts, and imposes limits on the amount of debt that may be incurred by the State. Since 1921, Ohio voters have approved 16 constitutional amendments authorizing the incurrence of State debt to which taxes or excises were pledged for payment; all were related to capital facilities financing except for three that funded bonuses for veterans and one for coal technology and research.

At the present time, the State does not levy any Ad Valorem taxes on real or tangible personal property. Local taxing districts and political subdivisions currently levy such taxes. The State’s Constitution limits the amount of the aggregate levy of Ad Valorem property taxes, without a vote of the electors or municipal charter provision, to 1% of true value in money. Statutes also limit the amount of the aggregate levy, without a vote or charter provision.

The State levies a personal income tax, applying generally to federal adjusted gross income, at rates ranging from 0.743% for incomes of $5,000 or less, to a maximum on incomes over $200,000 of $11,506 plus 7.5% of the amount in excess of $200,000. Municipalities and school districts are also authorized to levy certain income taxes.

Although manufacturing (including auto-related manufacturing) remains an important part of the State’s economy, the greatest growth in Ohio employment in recent years, consistent with national trends, has been in the nonmanufacturing sectors. In 1999, Ohio ranked seventh in the nation with an estimated $362 billion in gross state product and was third in manufacturing with a value of $98 billion. As a percent of Ohio’s 1999 gross state product, manufacturing was responsible for 27%, with 18% attributable to the services sector and 15% to the finance, insurance and real estate sectors. Ohio is the eighth largest exporting state, with 1999 merchandise exports totaling an estimated $27 billion. The State’s two leading export industries are transportation equipment and industrial machinery, which together account for 53% of the value of Ohio’s merchandise exports. In addition, agriculture and “agribusiness” continue as important elements of the Ohio economy.

Ohio continues as a major “headquarters” state. Of the top 500 corporations (industrial and service) based on 1999 revenues as reported in 2000 by Fortune magazine, 28 had headquarters in Ohio, placing Ohio tied for fifth as a corporate “headquarters” state. Payroll employment in Ohio, in the diversifying employment base, showed a steady upward trend until 1979, then decreased until 1982. It reached an all-time high in the summer of 1993 after a slight decrease early in 1992 and late 1993, but otherwise has increased steadily through 1999. Growth in recent years has been concentrated among nonmanufacturing industries, with manufacturing employment tapering off since its 1969 peak. Nonmanufacturing industries now employ approximately 80% of all nonagricultural payroll workers in Ohio. Historically, the average monthly unemployment rate in Ohio has been higher than the average figures for the United States, although in recent years, the average unemployment rate in Ohio has been close to the national rate. Ohio was 4.2%, the same as the national rate of 4.2% (seasonally unadjusted) for July 2000.

Ohio’s 1990 decennial census population of over 10,840,000 indicated a 0.5% population growth since 1980 and Ohio as ranking seventh among the states in population. In 1980 it ranked sixth. The State’s 1999 population was estimated at 11,256,700, still seventh among the United States.

As of the date of this Statement of Additional Information, the State’s general obligation bonds are rated Aal, AA+ and AA+ by Moody’s, Standard & Poor’s and Fitch, respectively.

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APPENDIX N

ECONOMIC CONDITIONS IN OREGON

The information set forth below is derived from the official statements prepared in connection with the issuance of the State of Oregon municipal bonds. The information was prepared as of September 1, 2000, and obtained from the June 1, 2000 quarterly Oregon Economic and Revenue Forecasts which is prepared by the Oregon Department of Administrative Services. The information is provided as general information and intended to indicate future or continuing trends in the financial or economic conditions of the State of Oregon (sometimes referred to herein as the “State”). The Trust has not independently verified this information.

Recent Trends

Oregon’s economy has outperformed the nation’s economy in recent years, although evidence now points to a slowing of Oregon’s economy. Weakness in Asia slowed the demand for Oregon products in 1998 and 1999, but the U.S. market remained a strong source of demand for many Oregon products. In 1999, export demand recovered due to strength in Canada, Mexico and Korea. In every year since 1987, Oregon’s employment growth rate has outstripped the nation’s. Between 1987 and 1997, Oregon employment increased by 39 percent while U.S. employment grew by 20 percent. From 1990 to 1991, total employment remained relatively flat and the unemployment rate increased in Oregon. In 1992, employment resumed its upward trend.

As the economy has grown, it has diversified. Oregon’s economy has become less dependent on the forest products industry while expanding into high technology industries. By 1999, approximately 15,000 fewer Oregonians worked in lumber and products manufacturing than had in 1990. Over the same period, employment in the high technology sectors of electrical and non-electrical machinery increased by over 18,300 jobs. Oregon’s other basic industries, agriculture and tourism, continue to provide strong, diversified support for the State’s economy.

Most of the recent job gains in Oregon have come from nonmanufacturing sectors. Since 1995, high technology jobs have outnumbered timber jobs. In each of 1995, 1996 and 1997 high technology jobs grew by over 10% although the growth of high technology jobs slowed somewhat in 1998 and dipped slightly in 1999.

Factors that have fueled growth in the Oregon economy in the 1990s include low cost, abundant natural resources and a high quality of life that attracted both people and firms to Oregon. Numerous semiconductor firms have located in Oregon creating high paying construction and high technology jobs. The service sector has grown rapidly to meet the demands of the increased population and industries. The demand for housing fueled a high level of home construction and pushed up housing prices in Oregon. Growth in exports, especially to Asia opened new markets to Oregon products.

Many of the same factors that fueled the rapid growth in the state in the early 1990s also contributed to slowing its growth rate in the late 1990s. Tight labor markets pushed up wages. This increases the cost of doing business. Since 1989 housing prices increased three times faster than the nation. Housing prices in Portland are now rapidly approaching those in many high cost metropolitan areas. More people increase congestion and place higher demands on infrastructure. California and Washington’s economies are growing rapidly, which is slowing the population flow into the state. Residual effects of weakness in Asia still slowed demand for Oregon products. While these factors are slowing the rate of growth, the outlook is still for employment and income growth exceeding that of the nation. The major risk to the forecast is a change in consumer spending, as consumers are the dominant force behind Oregon’s economic growth. Industries with strong links to the consumer sector should, however, continue to grow through 2000, though the rate of increase is expected to slow. Oregon’s economic growth is expected to exceed the national average in 2000, and Oregon is expected to remain a relatively high growth state through 2005.

Economic History

Oregon’s economy grew moderately in the two decades immediately following World War II. From 1950 to 1970, nonagricultural employment growth averaged 2.7% per year. In the 1970s, however, Oregon experienced rapid growth as population increased and economic diversification continued. Oregon’s growth significantly outpaced the national average; from 1975 to 1980, nonagricultural employment rose 25% in Oregon versus 17% nationwide.

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 In 1979, soaring inflation led to dramatically higher interest rates which severely hurt credit-sensitive industries such as construction and lumber and wood products. As the nation plunged into the worst recession since the 1930’s, Oregon’s housing dependent economy was especially hard hit. Between 1979 and 1982, wage and salary employment in Oregon plummeted by 9 percent to 960,800, a loss of 95,400 jobs. Goods-producing jobs (i.e., manufacturing, construction and mining) declined by 67,500 (24%) while service-producing jobs fell by only 27,900 (4%).

The early 1980s recession hit Oregon hard. Between 1979 and 1982, nonagricultural employment fell by 9 percent with over half of the losses from the construction wood products industry. However, this was the only post-war recession in which Oregon experienced greater declines than the rest of the United States. In the 1991 recession, Oregon’s employment growth paused and no jobs overall were lost, while for the nation as a whole employment dropped 1.1 percent.

The expansion beginning in 1980, though the longest ever during peacetime, differed during previous recovery periods. During the 1982-90 period, manufacturing employment increased by 34,600 jobs but was still about 8,000 below its 1979 pre-recession peak of 228,500. This partial rate of recovery largely reflects increased competition, both domestic and foreign, automation, and much higher labor productivity. In the first half of the 1980s, the rising foreign exchange value of the dollar made U.S. exported goods more expensive overseas, while foreign imports became cheaper to U.S. consumers. Although the dollar’s exchange value fell between 1985 and 1988, imports have captured a greater share of U.S. markets. Manufacturing firms in Oregon and the nation have responded by reducing their costs, restructuring their operations and automating production processes wherever possible. In many cases, these efficiencies have resulted in fewer jobs even though production volumes recovered and reached new highs.

About 63% of the new wage and salary jobs added in the 1982-90 period came in the nonmanufacturing sectors. Although virtually every non-manufacturing industrial category except mining, railroad transportation and communications increased employment, service and trade industries accounted for over 70% of all new non-manufacturing jobs during the 1982-93 period. Between 1990 and 1999, total nonagricultural wage and salary employment in Oregon rose from 1,251,900 to 1,572,400, an increase of nearly 32 percent.

Population

The Portland State University Population Research Center estimated Oregon’s population at 3,299,600 on July 1, 1999. Since 1960, the State’s population has increased by almost 80%. Compared to the 1980 federal census, Oregon’s population in 1990, as of the official Census Bureau date of April 1, increased approximately 7.7 percent.

There are four major urban population areas in Oregon. The City of Portland, located at the north end of the Willamette Valley in Multnomah County, is the largest city in Oregon with a population estimated at 512,395 as of July 1, 1999. The Oregon portion of the Vancouver Primary Metropolitan Statistical Area (“PMSA”), which is comprised of Clackamas, Columbia, Multnomah, Washington, and Yamhill counties in Oregon (but not Clark County in Washington), had a population of 1,504,200 at that time.

The second largest urban area is the Eugene metropolitan area located in Lane County at the southern end of the Willamette Valley. As of July 1, 1999, Eugene’s population was estimated at 136,490. As of the same date, the Eugene-Springfield metropolitan statistical area had a population estimated at 315,700. Salem, the state capital, located in Marion and Polk counties and in the middle of the Willamette Valley, is the state’s third largest city with a population estimated at 128,595, on July 1, 1999. The Salem metropolitan statistical area (Marion and Polk counties) on the same date had a population estimated at 335,350. Due to the rapid increase in population, the Census Bureau has declared Marion/Polk counties to be the 2nd PMSA in Oregon. Both PMSAs are combined to form the Portland-Salem Consolidated Metropolitan Statistical Area (CMSA), totaling 1,839,550. The population of the State’s fourth metropolitan statistical area, Jackson County, was 174,550 as of July 1, 1999 and Jackson County’s largest city, Medford, was 59,990 as of the same date.

As can be seen from this distribution, most Oregon residents (approximately 65%) live in the Willamette Valley.

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Personal Income

The increase in per capita income in Oregon for 1990 through 1999 at 49 percent compares favorably with the 45 percent increase for the United States. During the period from 1990 through 1999, Oregon’s per capita income as a percentage of the national average fluctuated between a low of 92.6 percent in 1992 and a high of 97.2 percent in 1997. Preliminary data for 1999 indicates that Oregon’s per capita income as a percentage of the national average is 95.6 percent.

Forest Products, Service, High-Tech, Agricultural, Housing, International, and Tourism

A number of small, timber dependent communities throughout the State have been particularly adversely affected by the recent reductions in timber and forest products employment. Local economies in Oregon vary substantially responding to different factors. Statistical data on economic activity in the State as a whole may mask significant differences in local economies.

The major risk to Oregon’s economic outlook is a change in consumer spending. Consumers are the driving force behind Oregon’s current economic growth. A reduction in consumer spending would hurt goods producing manufacturers and local retailers.

In 1993, one quarter of the State’s total manufacturing employment was in the lumber and wood industry. However, lumber and wood products, once Oregon’s manufacturing mainstay, have experienced massive and probably permanent reductions in employment, with jobs declining from about 64,000 to about 53,600 during the period from 1990 to 1993. During this same time, employment in high-technology has been increasing. By 1999, approximately 15,000 fewer Oregonians worked in lumber and wood products manufacturing than had in 1990. Over the same period, employment in the high technology sectors of electrical and non-electrical machinery increased by over 18,300 jobs.

Service producing sectors now make up a larger portion of the economy than goods producing sectors. In 1999, the top payroll contributing industry in Oregon (at the 4 digit SIC code level) was semiconductors.

When the Asian financial crisis hit, Oregon’s economy slowed substantially beginning in late 1997, as five of Oregon’s top six export markets were in Asia. Combined with declining commodity prices, the drop in demand from Asia caused exports to fall two percent in 1997. Between the end of 1997 and the third quarter of 1999, many of Oregon’s high-tech firms either canceled or postponed expansion plans and eliminated jobs. During the same period, the non-electrical machinery sector lost 2,700 jobs, and electrical machinery manufacturers lost 1,500 jobs between mid-1998 and mid-1999. Construction employment growth also flattened in 1998 after many years of double digit growth. However, in 1999, export demand recovered due to strength in Canada, Mexico and Korea. In 1998, Canada overtook Japan as Oregon’s largest export market, in part because of strong demand for transportation equipment. That industry added 3,500 jobs between the third quarter of 1997 and the third quarter of 1999. Mexico is another major market for transportation equipment, and total exports to Mexico grew by 167 percent between the third quarter of 1997 and the third quarter of 1999. Transportation equipment accounted for over 70 percent of exports to Mexico in 1999. Korea also has quickly rebounded from the Asian financial crisis, and exports are up 67 percent in the first three quarters of 1999 compared to the same period in 1998. Most of those exports are electrical equipment. Through September 1999, exports to Korea totaled $1.5 billion as compared to $1.3 billion to Canada. By late 1999, Oregon was still feeling the residual effects of the Asian financial crisis. Jobs grew at an annual rate of three-tenths of one percent in the second and third quarters of 1999, and they were forecast to grow at 1.9 percent for 1999. Slower construction, trade and service industry growth will continue until the high-tech industry completely recovers. Long-term factors that may slow the State’s growth include increasing costs and the relative improvements of the California and Washington economies. Tight labor markets are pushing up wages, and since 1989 housing prices in Oregon increased three times faster than the nation’s housing prices. Housing prices in Portland are now approaching the levels in many high-cost metropolitan areas. Nevertheless, jobs are forecast to increase at the rate of 1.8 percent to 2.1 percent through 2005, and it is anticipated Oregon will continue to be considered a relatively high-growth state as the U.S. economy is forecast to grow in the 0.8 to 1.6 percent range.

Oregon also has a highly diversified agricultural base, with gross farm sales of over $3.1 billion in 1999. Oregon’s agricultural base reported 86 commodities with sales of $1 million or more in 1999. Forty-one commodities had gross sales of $10 million or more. The top ten cash commodities for 1999 were: nursery crops,

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$424 million; cattle and calves, $417 million; dairy, $249 million; farm forest products, $181 million; perennial ryegrass seed, $152 million; potatoes, $122 million; Christmas trees, $119 million; greenhouse crops, $113 million; alfalfa hay, $112 million; and wheat, $88 million.

Demand for housing in Oregon has remained strong throughout much of the 1990s, fueled by strong population growth. Building permits surged in the mid 1990s in response to rapid immigration and tight housing markets. Growth in the multifamily housing sector slowed in the late 1990s and fell by over 25% in 1999. However, building permits for multifamily housing are still higher in 1999 (6,516) than in 1993 (5,324). Building permits for single family housing have grown steadily throughout the 1990s, reaching 16,634 in 1999. Housing activity is expected to slow but still to remain at relatively high levels for the foreseeable future.

International trade and exports are an important part of Oregon’s economy, with much trade occurring in Oregon’s 23 port districts. The Port of Portland is most active, having developed an efficient system for dealing with a large number of vessels, including modern grain elevators, cranes, brake-bulk and containerized-cargo facilities, and ship repair and dry-dock facilities.

The value of foreign exports through the Oregon Columbia-Snake River Customs District, which includes the Port of Portland, exceeded $10 billion for 1995 and 1996, before falling below $9 billion in 1997. This District ranked 17th in exports for all customs districts nationally. This Port also enjoys the reputation as the fourth largest district for exports of water borne cargo. 1993 recorded over 28 billion kilograms in vessel weight. The chief export items include food (primarily cereals, fruits, vegetables and nuts), and live animals and high technology products totaling over $5.9 billion in 1996. The principal import through the Port of Portland continues to be vehicles, far surpassing all other imports, and totaling $3 billion for 1996. Although there were trade deficits during 1999, there have been trade surpluses in exports from the District from each year from 1989 through 1996. However, District data do not necessarily represent Oregon products for exports or have Oregon for a final destination for imports.

Tourism is a rapidly growing segment of the Oregon economy. The State has major mountain ranges, vast coastal and desert regions, and multi-use and wilderness and forest areas. There are more than 400 miles of seacoast, 47,000 miles of streams, 1,400 lakes and reservoirs, 225 state parks and a national park in Oregon. In 1998, it is estimated that there were 43.5 million trips taken in Oregon (17.2 million miles in overnight trips, 26.3 million day trips).

As Oregon’s economy continues to diversify, tourism plays a vital role in creating new job opportunities and strengthening local and regional economies. In 1997, an estimated $4.7 billion was generated in Oregon by visitor expenditures. This represents a 42 percent increase since 1991. Such significant growth in Oregon’s visitor industry confirms that tourism is an important component of the state’s economy.

Oregon’s visitor industry provides important entry-level jobs as well as increasing opportunities in managerial and professional positions. It also provides important transferable skills and employment for women and minorities entering the job market. Interestingly, tourism employment has growth at a slower rate than payroll and travel spending, which in part reflects rising average wage rates in the industry. As the Oregon visitor industry matures, so do the quantity and quality of jobs.

The overall economic impact of tourism is difficult to determine, as this industry consists of segments of many other business sectors. Eating and drinking establishments receive the largest portion of travel-generated expenditures; retail sales and accommodations follow closely; and business related to automobiles and transportation receive the next largest portion.

Tax Relief Measures

In 1990, Oregon voters approved a constitutional amendment to the Oregon Constitution (commonly known as Measure 5) that imposed certain limits on property tax rates. The 1997 Legislative Assembly referred to Oregon voters, and on May 20, 1997, the voters approved at a special election, a constitutional amendment (Measure 50) that replaced the property tax limitations imposed by a former constitutional amendment (Measure 47). Measure 50 repealed Measure 47 and replaced it with new ad valorem property tax limitations similar to those enacted under Measure 47. Measure 50 supplements but does not repeal Measure 5. Measure 50 reduces the total ad

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valorem property taxes collected in the state by approximately 17 percent, compared to the taxes which would have been levied for operating purposes in fiscal year 1997-1998 if neither Measure 47 nor Measure 50 had been enacted (which amounts vary by government entity) and limits a properties assessed value for the tax year 1997-98 to its 1995-96 “real market value,” less ten percent. Thereafter, Measure 50 limits the valuation growth of property assessments on each unit of property to three percent per year for future tax years. Measure 50 also requires voter approval of the use of fees, taxes, assessments or other charges as alternative funding sources to make up for revenue reductions caused by the amended property tax limits. This approval is not subject to the new, special voter participation requirements of Measure 50 (see “Special Voting Requirements” below). It is possible the Oregon courts will be required to interpret Measure 50 and its implementing legislation. Therefore, the true impact of Measure 50 is not yet known.

Each local taxing district which imposes operating ad valorem taxes in fiscal year 1997-98 will receive a permanent tax rate. The permanent tax rate will be calculated by dividing the total operating ad valorem taxes imposed by a local taxing district in fiscal year 1997-98 (reduced by 17% pursuant to Measure 50) by the assessed value of that property. Measure 50 prohibits increases in permanent tax rates. Permanent tax rates are also subject to Article 11, Section 11b of the Oregon Constitution’s $5/$1,000 and $10/$1,000 limits. However, Measure 50 allows voters to approve local option levies. A local option levy is a levy for up to five years for any purpose, or up to ten years for capital construction or capital improvement purposes. Local option levies may only be approved at an election that meets the new, special voter participation requirements of Measure 50 (see “Special Voting Requirements” below).

Measure 50 does not limit taxes for previously issued general obligation bonds and some other obligations which were issued before November 6, 1996 and were secured by property taxes. Measure 50 requires general obligation bonds which are submitted to the voters after December 4, 1996, to be approved at an election that meets the new, special voter participation requirements of Measure 50 (see “Special Voting Requirements” below). General obligation bond proceeds may only be spent for costs of “capital construction or capital improvements.” The definitions of these terms were narrowed by Measure 50. The limitations of Measure 50 also do not apply to certain pension levies.

Units of local government that levy and collect property taxes are most directly affected by Measure 50. The State does not levy or collect property taxes, but relies instead on state income taxes as the main source of revenue for the State’s general fund. Therefore, Measure 50’s main impact on the State will likely be to increase pressure on the Legislative Assembly to use State funds to replace revenues lost by local governments. In this manner, Measure 50 may influence the State budgeting process.

Special Voting Requirements

Measure 50 requires that all new property taxes be approved by a majority of the voters in an election where at least 50% of registered voters participate, except in the instance of a general election.

Two Percent Kicker

The 1979 Legislature approved a mechanism by which a refunding process would be set in motion if certain conditions occurred after the close of the session. If the estimated revenues from either of the two General Fund revenue categories of corporate tax or all other revenues (which includes the personal income tax) is exceeded by more than 2 percent, a tax credit for corporations or a tax refund for individuals would be extended to all taxpayers in that category (also known as the “2% Kicker”). For corporations, the credit is based on the tax liability for the calendar year containing the end of the biennium (for example, 1997 liability for the 1995-97 kicker). For individuals, the refund is based on the previous calendar year’s tax liability (for example, 1996 for the 1995-97 kicker). Revenues from the 1995-97 biennium exceeded the estimate by more than two percent for corporate taxes and “all other” revenue sources. Accordingly, corporations took a tax credit of $202.7 million or 42.2 percent of 1997 tax liability on tax returns filed in 1998. Individual taxpayers were refunded $415 million or 14.4 percent of 1996 tax liability in early December 1997. All non-corporate income tax revenue is projected to exceed the 1997-99 close of session (“COS”) forecast by $1,539 million which is 2.03% above the COs forecast. Therefore

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a surplus kicker refund for individuals is forecast for the 1999-2001 biennium. The corporate income forecast is $31.4 million greater than the COs estimate, which makes a surplus kicker credit for corporations forecast for 2001.

Recent Developments and Economic Forecasting

1999 Legislative Action

The 1999 Legislative Assembly passed a balanced budget as required by the Oregon Constitution, for the 1999-2001 fiscal biennium. To complete their work, the Legislative Assembly met in Regular Session until July 24, 1999. In addition to continuance of existing services, the legislators focused on issues related to education funding, telecommunications, corrections facility siting, juvenile crime and transportation financing. The Regular Session also focused on implementation of ballot measures, such as Ballot Measure 66 related to use of lottery dollars for natural resources programs.

The Legislature also referred several issues to the voters. One referral proposed to amend the constitution to expand the use of revenues from motor vehicle and motor vehicle fuel taxes and fees for policing highways. It was defeated in the May 2000 election. Another referral to be placed on the November 2000 ballot would amend the constitution to include a current statutory requirement to return excess general fund revenues to personal income and corporate income and excise tax taxpayers when actual collections exceed biennial estimates by at least 2%. Yet another referral would establish the Health Security Fund with monies paid to the State by tobacco products manufacturers under the Master Settlement Agreement of 1998.

The Legislature made significant changes to transportation financing. The state gas tax was increased from 24 to 29 cents per gallon. Vehicle registration fees also increased. The weight-mile tax was repealed and replaced by a diesel fuel tax in its place. The legislation makes provisions for the potential of the filing of a referendum petition.

The Oregon Constitution, Article IV, Section 1, reserves to the people of Oregon the initiative power to amend the state Constitution or enact legislation placing measures on the statewide general election ballot for consideration by the voters. Oregon law therefore permits any registered Oregon voter to file a proposed initiative with the Oregon Secretary of State’s office without payment of fees or other burdensome requirements. Consequently, a large number of initiative measures are submitted to the Oregon Secretary of State’s office, and a much smaller number of petitions obtain sufficient signatures to be placed on the ballot. The following measures have qualified to be placed on the November 2000 ballot. It cannot be predicted at this time whether any of these measures will be approved by the voters.

Measure 7. This measure, if enacted, would require the State and local governments to reimburse property owners for the reduction in the fair market value of an owner’s property due to a regulation that restricts the use of property. Measure 7 states that compensation is “due [to a] property owner if the regulation was adopted, first enforced or applied after the current owner of the property became the owner.” The estimated maximum liability to the State per year under the Measure, if all restricted use property were to successfully apply for compensation from the State is $1.6 billion per year. The estimated liability is based on the difference between the assessed value for tax purposes of all the acreages in Oregon that have restrictions for forest use, farming, coast or riparian protection of similar provisions, and the estimated fair market value of such properties. It is unlikely, however, that all property owners would successfully claim compensation from the State under the Measure. It is uncertain how the courts may ultimately apply Measure 7 to owners of currently restricted use property. The actual liability to the State, if the Measure is adopted, is likely to be smaller than $1.6 billion.

Measure 8. This measure, if enacted, would amend the Oregon Constitution to limit appropriations for state government expenditures in each biennium to 15 percent of the state’s personal income. The approved ballot title states that if the measure had been in place for the current biennium, it would have required a $3.7 billion cut in the amount of appropriations for the current biennium. The measure provides, however, that its limits may be exceeded by an emergency declaration by the Governor and the approval of 3/4ths of each of the State House of Representatives and the State Senate. Any revenues received by the State, except dedicated investment earnings, that are in excess of the appropriation limitation must be distributed to State income taxpayers.

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 Measure 91. This measure would allow Oregon income taxpayers to deduct the full amount of federal income tax paid from their Oregon taxable income. Under current law, personal income taxpayers generally may deduct up to $3,000 of their federal income tax payments from their Oregon taxable income. If passed by the voters in the November 2000 Election, this measure would become effective in the current fiscal biennium. The State’s Legislative Revenue Office has preliminarily estimated the measure would result in a loss of approximately $1.05 billion in revenues for the current biennium and $1.7 billion for the 2001-2003 biennium. The current biennium ends June 30, 2001.

Measure 93. This measure if approved by voters, will require voter approval for most new or increased “taxes, fees or charges” by not less than the same number of participating voters who vote for Measure 93 (the “Supermajority Requirement”).

If Measure 93 passes, it would become effective not later than December 7, 2000. However, within the two years prior to the effective date of the Measure, if any existing tax, fee or charge was increased by more than three percent, or a new tax, fee or charge was first imposed, the provision must be repealed or submitted to the voters at the next election. If not so approved, the tax, fee or charge must be refunded.

Many of the critical terms used in Measure 93 are ambiguous and not defined. It is uncertain how a court may interpret specific provisions of Measure 93, its scope or application.

Projections for 2000 indicate the Oregon economy appears to have largely recovered from the Asian financial crisis. The Oregon Office of Economic Analysis projects employment growth to be 2.3 percent in 2000 and 2 percent in 2001 (and between 1.8 percent and 2.1 percent through 2005) and predicts population growth to pick up along with the economy. The major risks facing the Oregon economy are further increases in inflation or a sharp and major stock market correction which would slow consumer spending, the major force in Oregon’s economic expansion.

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APPENDIX O

ECONOMIC AND FINANCIAL CONDITIONS IN PENNSYLVANIA

The following information is a brief summary of factors affecting the economy of the Commonwealth of Pennsylvania and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based upon one or more of the most recent publicly available offering statements relating to debt offerings of Pennsylvania issuers. The Trust has not independently verified the information.

Many factors affect the financial condition of the Commonwealth of Pennsylvania (also referred to herein as the “Commonwealth”) and its political subdivisions, such as social, environmental and economic conditions, many of which are not within the control of such entities. Pennsylvania and certain of its counties, cities and school districts and public bodies (most notably the City of Philadelphia, sometimes referred to herein as the “City”) have from time to time in the past encountered financial difficulties which have adversely affected their respective credit standings. Such difficulties could affect outstanding obligations of such entities, including obligations held by the Fund.

The General Fund, the Commonwealth’s largest fund, receives all tax revenues, non-tax revenues and Federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth’s operating and administrative expenses are payable from the General Fund. Debt service on all bonded indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

The five-year period ending with fiscal 1999 was a time of economic growth with modest rates of growth at the beginning of the period and larger increases during the most recent years. Throughout the period, inflation remained relatively low, helping to restrain expenditure growth. Favorable economic conditions helped total revenues and other sources rise at an average annual rate of 5.8% (6% on a “GAAP” basis) during the five-year period. Taxes increased at an average annual rate of 4.3% (4.2% on a “GAAP” basis) during the period. Expenditures and other uses during the fiscal 1995 through fiscal 1999 period rose at 4.8% (5% on a “GAAP” basis) average annual rate.

The fund balance at June 30, 1999 totaled $2,863.4 million, an increase of $905 million over the $1,958.9 million balance at June 30, 1998. The fiscal 1999 year-end unreserved-undesignated balance of $1,235.7 million is the largest balance recorded since GAAP reporting was instituted in 1984 for the Commonwealth.

Operations during the 1998 fiscal year increased the unappropriated balance of Commonwealth revenues during that period by $86.4 million to $488.7 million at June 30, 1998 (prior to reserves for transfer to the Tax Stabilization Reserve Fund). Higher than estimated revenues, offset in part by increased reserves for tax refunds, and by slightly lower expenditures than budgeted were responsible for the increase. Transfers to the Tax Stabilization Reserve Fund for fiscal 1998 operations total $223.3 million consisting of $73.3 million representing the required transfer of 15% of the ending unappropriated surplus balance, plus an additional $150 million authorized by the General Assembly when it enacted the fiscal 1999 budget. With these transfers, the balance in the Tax Stabilization Reserve Fund as of June 30, 1998 exceeds $668 million and represents 3.7% of fiscal 1998 revenues.

Commonwealth revenues (prior to tax refunds) during the fiscal year totaled $18,123.2 million, $676.1 million (3.9%) above the estimate made at the time the budget was enacted. Tax revenue received in fiscal 1998 grew 4.8% over tax revenues received during fiscal 1997. This rate of increase includes the effect of legislated tax reductions that affected receipts during both fiscal years and therefore understates the actual underlying rate of growth of tax revenue during fiscal 1998. Receipts from the personal income tax produced the largest single component of higher revenues during fiscal 1998.

Expenditures from all fiscal 1998 appropriations of Commonwealth revenues (excluding pooled financing expenditures and net of current year lapses) totaled $17,229.8 million. This represents an increase of 4.5% over fiscal 1997 appropriation expenditures. Lapses of appropriation authority during the fiscal year totaled $161.8 million including $58.8 million from fiscal 1998 appropriations. These appropriation lapses were used to fund $120.5 million of supplemental fiscal 1998 appropriations.

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 For GAAP purposes, assets increased $705.1 million and liabilities rose by $111.1 million during the fiscal year. These changes contributed to a $310.3 million rise in the undesignated-unreserved balance for June 30, 1998 to $497.6 million.

The 1999 fiscal year ended with an unappropriated surplus (prior to the transfer to the Tax Stabilization Reserve Fund) of $702.9 million, an increase of $214.2 million from June 30 1998. Transfers to the Tax Stabilization Reserve Fund totaled $255.4 million for fiscal year 1999 consisting of $105.4 million representing the statutory 15% of the fiscal year-end unappropriated surplus and an additional $150 million from the unappropriated surplus authorized by the General Assembly. The $447.5 million balance of the unappropriated surplus was carried over to fiscal year 2000. The higher unappropriated surplus was generated by tax revenues that were $712.0 million (3.9%) above estimate and $61.0 million of non-tax revenue (18.4%) above estimate. A portion of the higher revenues and appropriation lapses were used for supplemental fiscal 1999 appropriations totaling $357.8 million.

For GAAP purposes, assets increased $1,024 million in fiscal 1999 and liabilities rose $119.5 million. The increase in assets over liabilities for fiscal 1999 caused the fund balance as of June 30, 1999 to increase by $904.5 million over the fund balance as of June 30, 1998. The total fund balance as of June 30, 1999 was $2,863.4, the largest fund balance since audited GAAP reporting was instituted in 1984.

At the end of the 2000 fiscal year the unappropriated surplus balance (prior to the transfer to the Tax Stabilization Reserve Fund) totaled $718.3 million, a $280.6 million increase from fiscal 1999 year-end. The gain was due to higher than anticipated revenues and appropriation lapses that were partially offset by additional supplemental appropriations and reserves for tax refunds. From that amount $107.7 million was deducted, representing the required transfer of 15% of the surplus to the Tax Stabilization Reserve Fund. The remaining $610.5 million fiscal year-end unappropriated surplus balance was carried over to the 2001 fiscal year. Commonwealth revenues for the 2000 fiscal year totaled $20,256.7 million, an increase of 5.4% ($1,030 million) over the prior fiscal year. Expenditures for the fiscal year (excluding pooled financing expenditures and net of appropriation lapses) were $19,171 million representing a 5.7% ($1,026 million), increase over the prior fiscal year.

The General Fund budget for the 2001 fiscal year was approved by the General Assembly in May 2000. The enacted budget authorized $19,910.8 million of spending from estimated Commonwealth revenues of $19,314.8 million (net of estimated tax refunds and enacted tax changes and a property tax rebate). A draw down of most of the $610.5 million fiscal 2000 year-end unappropriated balance is intended to fund the $596.0 million difference between estimated revenues and authorized spending. The amount of spending authorized in the enacted budget is 2.5 percent over the total amount of spending authorized for fiscal 2000 of $19,426.3 million. Tax changes enacted for the fiscal 2001 budget and effective during the fiscal year are estimated to reduce Commonwealth revenues to the General Fund by $444.6 million. In addition, a non-recurring state-paid tax rebate to qualifying property owners equal to a portion of their fiscal year 1998-99 school district property taxes was included in the budget. Tax rebate payments to be made during the 2000-01 fiscal year are budgeted in the amount of $330 million.

The estimate in the enacted budget for Commonwealth revenues to be received during fiscal year 2001 is based upon an economic forecast for real gross domestic product to grow at a 3.7% rate from the second quarter of 2000 to the second quarter of 2001. This rate of growth for real gross domestic product represents an expected slow-down in national economic growth compared to the rate of growth in fiscal 2000. The more modest economic growth rate is anticipated to be a response to a slower rate of consumer spending to a level consistent with personal income gains and by smaller increases in business investment as interest rates rise and profit gains are weak. The expected slower economic growth is not expected to cause an appreciable increase in the unemployment rate during the fiscal year. Inflation is expected to remain quite moderate during the period. Trends for the Pennsylvania economy are expected to maintain their current close association with national economic trends. Personal income growth is anticipated to remain slightly below that of the U.S., while the Pennsylvania unemployment rate is anticipated to be very close to the national rate. Commonwealth revenues (prior to adjustment for the estimated cost of enacted tax reductions) are projected to increase by 3.2% over fiscal 2000 receipts. Appropriations from Commonwealth funds in the enacted budget for fiscal 2001 are 2.5 percent over fiscal 2000 appropriations.

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 According to a Pennsylvania Department of Revenue News Release dated August 31, 2000, the state collected $1.3 billion in General Fund revenues in August 2000, which is $14.3 million, or 1.1%, more than anticipated. Fiscal year-to-date General Fund collections total $2.7 billion, which is $117.2 million, or 0.6%, above estimate.

Pennsylvania is the sixth most populous state behind California, New York, Texas, Florida and Illinois. Pennsylvania has historically been identified as a heavy industry state although that reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth’s business environment readjusted to reflect a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions.

Nonagricultural employment in Pennsylvania over the ten year period that ended in 1999 increased at an annual rate of 0.40%. This compares to a 0.24% rate for the Middle Atlantic region and a 1.17% rate for the United States as a whole during the period 1990 through 1999. For the five years ended with 1999, employment in the Commonwealth has increased 3.8%. Pennsylvania’s unemployment rate was unchanged at 4% in August 2000.

The current Constitutional provisions pertaining to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate-approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

Debt service on all bonded indebtedness of Pennsylvania, except that issued for highway purposes or the benefit of other special revenue funds, is payable from Pennsylvania’s General Fund, which receives all Commonwealth revenues that are not specified by law to be deposited elsewhere. As of June 30, 2000, the Commonwealth had $5,014.9 million of general obligation debt outstanding.

Other state-related obligations include “moral obligations.” Moral obligation indebtedness may be issued by the Pennsylvania Housing Finance Agency (the “PHFA”), a state-created agency which provides financing for housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia, a municipal authority organized by the City of Philadelphia to, among other things, acquire and prepare various sites for use as intermediate care facilities for the mentally retarded. PHFA’s bonds, but not its notes, are partially secured by a capital reserve fund required to be maintained by PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. PHFA is not permitted to borrow additional funds as long as any deficiency exists in the capital reserve fund.

The Commonwealth, through several of its departments and agencies, leases real property and equipment. Some of those leases and their respective lease payments are, with the Commonwealth’s approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state. All lease payments payable by Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth’s annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide monies from which the lease payments are to be made. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.

Certain Commonwealth-created organizations have statutory authorization to issue debt for which Commonwealth appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. Some of these agencies, however, are indirectly dependent on Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations. The Commonwealth also maintains pension plans covering all state employees, public school employees and employees of certain state-related organizations.

The Pennsylvania Intergovernmental Cooperation Authority (the “PICA”) was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on May 16, 2000.

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 No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired on December 31, 1994. PICA’s authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $959.4 million in Special Revenue bonds outstanding as of June 30, 1999.

There is various litigation pending against the Commonwealth, its officers and employees. In 1978, the Pennsylvania General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1 million for each accident. The Supreme Court held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth remain open. The following are among the cases with respect to which the Office of Attorney General and the Office of General Counsel have determined that an adverse decision may have a material effect on government operations of the Commonwealth:

Dom Giordano v. Tom Ridge, Governor, et al.

In February 1999 Dom Giordano filed a petition for review requesting the Commonwealth Court declare that Chapter 5 (relating to sports facilities financing) of the Capital Facilities Debt Enabling Act (“the Act”) violates the Pennsylvania Constitution. The Commonwealth Court dismissed the petitioner’s action with prejudice and the Pennsylvania Supreme Court affirmed the Commonwealth Court’s decision. The petitioner has filed a petition for a writ of certiorari with the U.S. Supreme Court.

County of Allegheny v. Commonwealth of Pennsylvania

In December 1987, the Supreme Court of Pennsylvania held in County of Allegheny v. Commonwealth of Pennsylvania, that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, the Supreme Court of Pennsylvania stayed its judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until this is done.

The Court appointed a special master to devise and submit a plan for implementation. The Interim Report of the Master recommended a four phase transition to state funding of a unified judicial system, during each of which specified court employees would transfer into the state payroll system. On June 22, 1999, the Governor approved Act 1999-12 under which approximately 165 county-level court administrators become employees of the Commonwealth pursuant to Phase I of the Interim Report. Act 12 also triggered the release of the appropriations that had been made for this purpose in 1998 and 1999. The remainder of the recommendations for later phases remains pending before the Pennsylvania Supreme Court.

Powell v. Ridge

In March 1998, several residents of the City of Philadelphia on behalf of themselves and their school-aged children, along with the School District of Philadelphia, the Philadelphia Superintendent of Schools, the Chairman of the Philadelphia Board of Education, the City of Philadelphia, the Mayor of Philadelphia, and several membership organizations interested in the Philadelphia public schools, brought suit in the United States District Court for the Eastern District of Pennsylvania against the Governor, the Secretary of Education, the chairman of the State Board of Education, and the State Treasurer. The plaintiffs claim that the Commonwealth’s system for funding public schools has the effect of discriminating on the basis of race and violates Title VI of the Civil Rights Act of 1964. The plaintiffs asked the court to declare the funding system to be illegal, to enjoin the defendants from violating the regulation in the future and to award counsel fees and costs.

The Philadelphia Federation of Teachers intervened on the side of the plaintiffs, while several leaders of the Pennsylvania General Assembly intervened on the side of the defendants. In addition, the U.S. Department of Justice intervened to defend against a claim made by the legislator intervenors that a statute waiving states’ immunity under the Eleventh Amendment to the U.S. Constitution for Title VI claims is unconstitutional.

The District Court found that the plaintiffs had failed to state a claim under the Title VI regulation at issue or under 42 U.S.C. ss.1983 and dismissed the action in its entirety with prejudice. The plaintiffs appealed. In August 1999 the U.S. Court of Appeals for the Third Circuit reversed the District Court’s dismissal of the action and remanded the case for further proceedings including the filing of an answer. The defendants and legislator intervenors have filed petitions for writ of certiorari with the U.S. Supreme Court. In December 1999, the Supreme

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Court denied the petitions. In the District Court, the parties began discovery. However, on June 23, 2000, by agreement of the parties, the District Court stayed all proceedings and placed the case in civil suspension until approximately June 8, 2001.

PPG Industries, Inc. v. Commonwealth of Pennsylvania

PPG Industries challenged the Department of Revenue’s application of the manufacturing exemption from the capital stock/franchise tax to PPG’s headquarters in Pittsburgh, which allowed the exemption only from that portion of PPG’s headquarters property and payroll attributable to manufacturing in the Commonwealth. PPG argued that it is entitled to the exemption for all of its headquarters property and payroll attributable to manufacturing, regardless of where the manufacturing takes place. The Commonwealth successfully defended PPG’s challenge in the Commonwealth Court.

On PPG’s appeal, however, the Pennsylvania Supreme Court reversed the Commonwealth Court, holding that the manufacturing exemption facially discriminates against interstate commerce. The Supreme Court remanded the case to Commonwealth Court to determine whether the capital stock/franchise tax is a “compensatory tax” justifying the discrimination, or failing that, to recommend to the Supreme Court a remedy for the discrimination.

Following briefing and argument by the parties, the Commonwealth Court issued its determination November 30, 1999. After taking judicial notice that the General Assembly is considering legislation to deal with this issue, the Court recommended the following to the Supreme Court: (1) for the duration of the contested period, invalidate the exemption’s “within the state” restriction, but only in the limited “headquarters context,” and (2) prospectively, invalidate the exemption in its entirety, leaving to the General Assembly the task of amending the statute to restore any exemption it chooses to adopt in a constitutional manner.

The General Assembly subsequently enacted amendments to the Tax Reform Code of 1971, which are intended to cure the constitutional infirmity.

The Supreme Court is considering the Commonwealth Court’s recommendation and the position of the parties.

Unisys Corporation v. Commonwealth

The taxpayer challenged the statutory three-factor apportionment formula used for the apportionment of capital stock value in the franchise tax on constitutional and statutory (fairness) grounds. The Taxpayer’s argument is that because the valuation formula requires the use of consolidated net worth, instead of separate company net worth, and the inclusion of dividends paid by subsidiary corporations, the apportionment factors should also include the property, payroll and sales of the subsidiary corporations, not just those of the taxpayer. The case was argued before the Commonwealth Court en banc, which issued its decision on March 8, 1999. The court sustained the statute from the constitutional challenge in favor of the Commonwealth. However, it ruled in favor of the taxpayer’s fairness argument which was based on 72 P.S. ss.7401(3)2.(a)(18). The Commonwealth appealed from this decision to the Pennsylvania Supreme Court and the taxpayer cross-appealed. Briefs were filed by both parties during 1999. Recently the Pennsylvania Supreme Court entered an order requiring the filing of supplemental briefs by both parties and scheduling oral argument for the week of December 4, 2000.

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APPENDIX P

ECONOMIC AND FINANCIAL CONDITIONS IN TEXAS

The following information is a brief summary of factors affecting the economy of the State of Texas (the “State”) and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon an appendix entitled “The State of Texas,” as updated through August 2000, prepared by the State for inclusion in one or more publicly available offering statements relating to debt offerings of state and state agency issuers; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

Texas’ economy, as measured by its State product is estimated in the year 2000 to account for 7.9% of the total economy of the United States. While Texas ranked seventh among the states in manufacturing employment as recently as 1987, it now ranks second, with nearly 1.1 million Texans employed in manufacturing. With leadership provided by a strong high-technology sector and the growth of exports, manufacturing job growth is expected to remain a significant part of Texas’ economic future. The State’s increasingly important technology sector, combined with worker productivity enhancements, have allowed Texas’ inflation-adjusted gross state product from manufacturing to almost double since 1987. The Comptroller of Public Accounts predicts that the overall Texas economy will grow by 3.4 percent annually over the long term (2000-2025), outpacing forecasts of national economic growth by an average of 1.2 percentage points.

The State of Texas was identified historically with agriculture and ranching, and through much of the twentieth century with the oil and gas industry. But the rapid growth of service-producing industries and high technology manufacturing over the last decade has left a highly diversified Texas economy. To illustrate the change, the Texas oil and gas industry (drilling, production, refining, chemicals and energy-related manufacturing) accounted for over 25 percent of the State’s total output of goods and services in 1981. In 1985 the Texas oil and gas industry was about six times as large as the State’s high technology industry. From the late 1980s, the State’s economy has diversified from its historic levels of dependence on the oil and gas industry. The 1986 decline in oil prices caused economic turmoil but spawned rapid diversification in the state economy, and the shrunken importance of oil and gas has made the state’s economy more similar to the nation’s. Still, at 9.5 percent of the state’s gross state product, oil and gas remains four times as important in the state’s economic mix as nationally. In 2000, there is nearly as much economic output from high technology industries as from oil and gas, with more Texans now employed in high technology than in oil and gas-related mining and manufacturing.

Employment in the State increased steadily throughout the decade. Year-over-year nonagricultural employment growth averaged 3.0 percent in the 1990s, and total non-farm employment soared from 6.96 million as the 1990s began to 9.27 million as the decade ended. Texas added more jobs than any other state in the 1990s (2.35 million) and by 2000, had four jobs for every three that existed in the State a decade earlier.

The State’s unemployment rate has fallen every year since 1992 and dropped in 1999 to its lowest level since 1979. From 1995 through 1999, the State’s unemployment rate was 6.0%, 5.6%, 5.4%, 4.8% and 4.6%, respectively, compared with the national unemployment rate of 5.6%, 5.4%, 4.9%, 4.5% and 4.2%, respectively. During the 1990s, Texas accounted for more than one-ninth of the nation’s total job growth. Through these 10 years, the state ranked sixth in the rate of job growth, exceeded only by five western mountain states with relatively small populations. Over the twelve months ending in May 2000, Texas gained 288,000 jobs, based on information from the Texas Workforce Commission. This represents a 3.2% year-to-year percentage increase.

Personal income in the State has grown since the 1980s. Texas and the U.S. have followed somewhat different cycles in personal income growth per capita, but Texas is gradually approaching the national average. For 1995 through 1999, the State’s personal income per capita rates of growth were 6.0%, 4.8%, 6.4%, 5.7% and 4.6%, respectively, compared with those of the nation, which were 6.8%, 4.6%, 5.2%, 4.9% and 4.8% for the corresponding years. Texas’ per capita personal income varies widely from one region to another, with some of the poorest areas of the nation in pockets along the Texas/Mexico border. In 1989, Texas’ mean per capita income was about 88 percent of the national average. In 1999, it was nearly 93 percent of the national average. Since 1998, the State’s personal income has grown the fastest in transportation, communications, finance, business and engineering services, trade and construction.

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 As with the national economy, the service-producing sectors (which include transportation and public utilities; finance, insurance and real estate (FIRE); trade; services; and government) are the major sources of job growth in Texas. Service producing jobs now account for 80 percent of total non-farm employment and 87 percent of employment growth since 1995. Over the past twelve months, 90 percent of the net new jobs added to Texas employment rolls were in service-oriented sectors. From May 1999 to May 2000, health, business, and miscellaneous services alone added 74,600 jobs, an increase of 2.9 percent. Because of the rapid growth of Internet and cellular communications, the transportation, communications, and public utilities (TCPU) industry has grown 23 percent since 1995. The boom in high tech communications allowed TCPU to add 6,600 Texas jobs (up 4.8 percent) since May 1999.

Combined, Texas’ goods industries — manufacturing, construction, agriculture, and mining — added a net of 191,700 jobs over the five years ending in May 2000, with 28,900 of these being added over the year ending May 2000. In contrast, the number of Texas mining jobs stood at 145,100 in May 2000, compared to 175,600 at the beginning of the 1990s. Despite a slight drop over the past year, Texas added a net of 95,300 jobs in manufacturing from 1990 to 1999, with more than three-fourths of these jobs added in computers, electronics and the manufacturing of building materials.

Market demand for nonresidential construction allowed construction employment to increase an average of 6.4 percent a year over the last three years, including a 6.1 percent increase from May 1999 to May 2000.

Construction has been the State’s fastest growing major industry for almost all of the seven years from 1993 to 2000. Texas construction employment has risen 59 percent, from 350,000 in May 1993, to 554,800 in May 2000. Housing permits increased at a rate that led the nation during much of 1998, having advanced 23 percent for the year. After falling as low as 58.4 million square feet in 1989, nonresidential construction rose to 161.9 million square feet in 1998, before dropping back to 155.9 million square feet in 1999. The State’s relatively low real estate and labor costs continue to lure businesses to relocate to Texas and allow opportunities for expansion of existing businesses. Total residential housing starts rose steadily from fewer than 66,000 in 1990 to 172,000 in 1998, before settling back to 162,000 in 1999. The rise was particularly apparent for apartments and other multi-family housing construction, which mushroomed from a depressed low of 3,200 in 1989 to nearly 50,000 in 1998, before braking a bit to 42,000 in 1999.

In response to strong investment and real property markets, finance, insurance, and real estate (FIRE) added 19,000 net jobs, a gain of 3.7 percent in the period from May 1999 to May 2000. Trade added 73,000 (3.4 percent), with both wholesale and retail trade growing at the same rate. Owing to temporary hiring for Census 2000, federal government employment in Texas is up 30,800 over the past year, although defense jobs fell by 4,000. State and local government experienced 2.8 percent growth, with state government adding 2.3 percent and local government growing by 2.9 percent. Most of the job growth in both state and local government was in education, with school districts adding 3.2 percent and state education adding 3.7 percent.

Wholesale and retail trade plays a significant part in the State’s economy. The Dallas/Fort Worth area is a major regional distribution center with the world’s fifth busiest airport, and Houston is now the second busiest port in the nation and ranks first in import trade. Texas wholesale trade added 17,300 jobs (3.3 percent) over the twelve months ending in May 2000. Retail trade added 55,700 jobs, increasing by 3.4 percent. Because of population growth, a healthy economy, and high consumer confidence, retail sales have increased an average of 7.1 percent annually over the last five years. Retail sales growth in Texas has exceeded the rate of inflation which averaged 2.4 percent per year since 1995, by nearly five percentage points annually. The fastest employment growth in retail trade from May 1999 to May 2000 has been in home furnishings (up 4,200 jobs, or 5.6 percent), building materials and garden supplies (up 3,500 jobs, or 5.2 percent), and general merchandise stores (up 9,500 jobs, or 4.6 percent). As an indicator of retail sales, sales tax receipts for the first nine months of the 2000 state fiscal year (September 1999 to May 2000) advanced 7.1 percent from their 1999 pace. As an indicator of new car and truck sales, motor vehicle sales tax receipts increased 14.4 percent over the same period.

Because of the State’s proximity to Mexico, international trade plays an important role in the Texas economy. In 1999, Texas accounted for 48 percent of the nation’s exports to Mexico. Several major U.S. corporations have established “sister plant” operations along the Texas-Mexico border. In these “twin bond” plants, goods are partly manufactured in Mexico and partly in the United States. In addition, the North American Free Trade Agreement (“NAFTA”) took effect in 1994. Although the net effect of NAFTA on the national economy has been small, Texas

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gains proportionately more from NAFTA than the U.S. at large. In the year 1999, Texas’ exports to Mexico comprised 41 percent of all Texas exports. Exports to Canada accounted for another 11 percent. Texas exports in 1999 totaled $91 billion, having more than doubled since 1990, and ranking the State a close second to California in export trade.

The manufacturing segment of the State’s economy is diversified, but the predominant sectors are those dealing with high technology manufacturing and the recovery and processing of the State’s natural resources. Petroleum-related manufacturing, including oil-field machinery, petrochemicals and petroleum refining, accounted for just over 12 percent of total manufacturing employment as of May 2000. This has dropped from 19 percent in the early 1980s, with increasing diversification outside of energy-related manufacturing, but has stabilized over the last few years. The high technology and aerospace industries employ one-third of all manufacturing workers (33 percent). Exports of computers and electronics totaled $39.1 billion in 1999, accounting for 43 percent of Texas’ total exports. High technology industries have spearheaded gains in Texas’ overall manufacturing employment, which has netted more than 86,000 jobs since 1989. Texas accounted for over 13 percent of total U.S. exports in 1999, despite having only 7.4 percent of the nation’s population.

The State typically leads the nation in the production of livestock and cotton, in addition to being a major producer of peanuts and rice. Drought is becoming an all too common phenomenon in the State as farmers and ranchers have been hard hit by the occurrence in two of the last four years. In 1996, Texas A&M University economists estimated that Texas producers would lose almost $2.4 billion due to dry conditions. Hardest hit in 1998 was the cotton crop which suffered direct losses of more than $659 million, which translates statewide into a $2.2 billion loss to the overall economy. Severe drought conditions existed in many areas of Texas in the summer of 2000.

One reason for the State’s success at economic diversification is its strong population growth which between 1980 and 1990 was approximately 1.8 percent, twice the national rate of 0.9 percent. Estimates prepared by the Comptroller’s Office indicate that migration accounted for about 38 percent of the State’s population growth during the 1980s, while in the preceding 1970-1980 decade, migration accounted for 59 percent of the State’s growth. Between April 1990 and July 1999, the State’s population grew by an average of 1.8 percent per year, compared to U.S. growth of 1.0 percent per year. Census Bureau estimates indicate that migration has again become an important growth factor for Texas in the 1990s, accounting for 42 percent of the 1990-1999 growth. In July 1994, the State passed New York to become ranked second among the fifty states in population and it remains second today. Texas has 3 cities in the nation’s top 10 with Houston, San Antonio and Dallas ranking 4th, 8th and 9th, respectively, in terms of total size.

It is important to understand that the vast geographic size of Texas, together with cultural, climactic and geological differences within its borders have produced great variations in the economies of the various parts of the State. Statewide statistics may mask fluctuations in local economies. Because the economic bases differ from region to region, and even from city to city, economic developments and trends, for example the overall strength of the national economy, international politics and export markets, a change in oil prices, reduction in defense spending, or economic disruptions in neighboring Mexico, affect the local economies differently.

An understanding of the relative importance of each of the State’s revenue sources requires a brief explanation of the State’s fund accounting process. There are several hundred different funds comprising the Treasury. The General Revenue Fund, due to the character and large number of the programs financed through it, provides an indication of the State’s financial condition. In fiscal year 1999, the General Revenue Fund accounted for most of the State’s total net revenue. A more expansive grouping of State funds which provides an understanding of the State’s financial condition is the group of non-trust funds, which includes the General Revenue Fund and other operating and disbursing funds, constitutionally created funds, federal funds, and other groups of non-trust funds. The remaining State funds are trust and suspense funds which are held in trust for specific State programs, such as sales tax revenues, which are required to be distributed to local governments in the State. The trust and suspense accounts are generally excluded from the discussion of revenues and expenditures.

Driven by Medicaid spending and other Health and Human Services programs requiring federal matching revenues, federal receipts were the State’s number one source of income in fiscal year 1999. Sales taxes, accounting for 55% of total tax revenues, were once again a close second. Licenses, fees, fines and penalties were

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the third largest revenue source to the State, with motor fuels taxes and motor vehicle sales/rental taxes following as fourth largest and fifth largest, respectively. The remainder of the State’s revenue was derived primarily from interest and investment income, lottery proceeds, cigarette and tobacco, franchise, oil and gas severance and other taxes. The State has no personal or corporate income tax, although it does impose a corporate franchise tax based on the amount of a corporation’s capital and “earned surplus,” which includes corporate net income and officers’ and directors’ compensation. Earned surplus for this purpose is based primarily on a corporation’s net taxable income reported for Federal income tax purposes. The capital and earned surplus of a corporation which is apportioned to Texas is based on the proportion of a corporation’s gross receipts derived from Texas.

Texas has a younger population proportionately when compared to the other states in the nation. The increasing overall State population and the relatively high birth rate within the State will contribute to an expanding labor force for Texas. This factor and the concurrent training and educational needs of a relatively young labor force will place increased demands on all of the educational systems of the State. Methods of funding for government sponsored education within the State have generated litigation during the 1990s that questioned the constitutionality of such measures. However, the constitutionality of a school finance plan (Senate Bill 7), passed subsequent to the Edgewood v. Bynum (later Kirby) case, which focused on the funding of the State’s public school system (elementary and secondary), was upheld by the State Supreme Court in January 1995. The funding plan that was the subject of Edgewood requires equalization between property rich school districts and those with less tax income, according to a specified formula.

Driven by a healthy economy, 2000-01 projected available revenues allowed the State Legislature to adopt a balanced budget without increasing current tax rates and still provide $506 million in State sales and franchise tax reductions. In addition, the State Legislature adopted Senate Bill 4, which allocates approximately $1.3 billion to local school districts for property tax relief and provides for a $3,000 per year pay raise for all Texas public school teachers. During the 1999 legislative session, the state pumped an additional $5.6 billion into public school education. Legislation also established new grants for pre-K and kindergarten, Head Start, and several other programs. The Legislature created a new debt service equalization program which assists in financing old school bond debt and removes it from Tier 2 funding. Further, legislators increased Instructional Facility Allotment funding by $150 million. The 2000-01 all funds budget totaled $98.2 billion. The all funds budget represents an 11.0 percent increase over the 1998-99 biennium.

As of August 2000, the State’s general obligation bonds are rated Aal by Moody’s Investor Services, Inc., AA by Standard and Poor’s, and AA+ by Fitch, Inc.

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APPENDIX Q

RATINGS OF MUNICIPAL BONDS AND COMMERCIAL PAPER

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Municipal Bond Ratings

AAA	Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: These bonds in the AA, A, Baa, BA and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

Short-term Notes: The three ratings of Moody’s for short-term notes are MIG 1/VMIG 1, MIG 2/VMIG 2, and MIG 3/VMIG 3; MIG 1/VMIG 1 denotes “best quality, enjoying strong protection from established cash flows”; MIG 2/VMIG 2 denotes “high quality” with “ample margins of protection”; MIG 3/VMIG 3 instruments are of “favorable quality ... but ... lacking the undeniable strength of the preceding grades.”

Description of Moody’s Commercial Paper Ratings

Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Q-1

 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will often be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins, in earning coverage of fixed financial charges and high internal cash generation; and with established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s, A Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Municipal Debt Ratings

A Standard & Poor’s municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

The debt rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II .	Nature of and provisions of the obligation;

III.	Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA	Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity of the obligor to meet its financial commitment on the obligation is extremely strong.

AA	Debt rated “AA” differs from the highest-rated issues only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	Debt rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	Debt rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Q-2

BB B CCC CC C	Debt rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

D	Debt rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor’s Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest quality obligations to “D” for the lowest. These categories are as follows:

A-1	This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having only speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D	Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired unless Standard & Poor’s believes that such payments will be made during such grace period.

c	The “c” subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p	The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of the debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r	The “r” highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

Q-3

 A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to such notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

—	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

—	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Description of Fitch, Inc.’s (“Fitch”) Investment Grade Bond Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA	Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA	Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

Q-4

A	Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB	Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

NR	Indicates that Fitch does not rate the specific issue.

Conditional	A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended	A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn	A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch’s discretion, when an issuer fails to furnish proper and timely information.

FitchAlert	Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for potential downgrade, or “Evolving,” where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within three to 12 months.

Ratings Outlook

An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as “Positive” or “Negative.” The absence of a designation indicates a stable outlook.

Description Of Fitch’s Speculative Grade Bond Ratings

Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (“BB” to “C”) represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating (“DDD” to “D”) is an assessment of the ultimate recovery value through reorganization or liquidation.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB	Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B	Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC	Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

Q-5

CC	Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C	Bonds are in imminent default in payment of interest or principal.

DDD DD D

Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

Description of Fitch’s Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+	Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-l+”.

F-2	Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned “F-1+” and “F-l” ratings.

F-3	Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S	Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D	Default. Issues assigned this rating are in actual or imminent payment default.

LOC	The symbol “LOC” indicates that the rating is based on a letter of credit issued by a commercial bank.

Q-6

APPENDIX R

INFORMATION RELATING TO CLASS A, CLASS B, CLASS C AND CLASS D SHARES OF EACH FUND

Date of Commencement of Operations
	Class A	Class B	Class C	Class D
Arizona Fund	November 29, 1991	November 29, 1991	October 21, 1994	October 21, 1994
Arkansas Fund	September 30, 1994	September 30, 1994	October 21, 1994	October 21, 1994
Colorado Fund	November 26, 1993	November 26, 1993	October 21, 1994	October 21, 1994
Connecticut Fund	July 1, 1994	July 1, 1994	October 21, 1994	October 21, 1994
Florida Fund	May 31, 1991	May 31, 1991	October 21, 1994	October 21, 1994
Maryland Fund	October 29, 1993	October 29, 1993	October 21, 1994	October 21, 1994
Massachusetts Fund	February 28, 1992	February 28, 1992	October 21, 1994	October 21, 1994
Michigan Fund	January 29, 1993	January 29, 1993	October 21, 1994	October 21, 1994
Minnesota Fund	March 27, 1992	March 27, 1992	October 21, 1994	October 21, 1994
New Jersey Fund	August 31, 1990	August 31, 1990	October 21, 1994	October 21, 1994
New Mexico Fund	May 6, 1994	May 6, 1994	October 21, 1994	October 21, 1994
North Carolina Fund	September 25, 1992	September 25, 1992	October 21, 1994	October 21, 1994
Ohio Fund	February 28, 1992	February 28, 1992	October 21, 1994	October 21, 1994
Oregon Fund	August 27, 1993	August 27, 1993	October 21, 1994	October 21, 1994
Pennsylvania Fund	August 31, 1990	August 31, 1990	October 21, 1994	October 21, 1994
Texas Fund	August 30, 1991	August 30, 1991	October 21, 1994	October 21, 1994

R-1

Code # XXXXX-11-00

PART C OTHER INFORMATION
Item 23. Exhibits

Exhibit Number			Description
1	(a)	—	Declaration of Trust of the Registrant, dated August 2, 1985.(a)
	(b)	—	Amendment to Declaration of Trust, dated September 18, 1987.(a)
	(c)	—	Amendment to Declaration of Trust, dated December 21, 1987.(a)
	(d)	—	Amendment to Declaration of Trust, dated October 3, 1988.(a)
	(e)	—	Amendment to Declaration of Trust, dated October 17, 1994 and instrument establishing Class C and Class D shares of beneficial interest.(a)
	(f)	—	Instrument establishing Merrill Lynch Michigan Municipal Bond Fund (the “Fund”) as a series of the Registrant.(a)
	(g)	—	Instrument establishing Class A and Class B shares of beneficial interest of the Fund.(a)
2		—	By-Laws of the Registrant.(a)
3		—	Portions of the Declaration of Trust, Certificate of Establishment and Designation and By-Laws of the Registrant defining the rights of holders of the Fund as a series of the Registrant.(b)
4	(a)	—	Form of Management Agreement between the Registrant and Fund Asset Management, L.P. (the “Manager”).(a)
	(b)	—	Supplement to Management Agreement between Registrant and Fund Asset Management, L.P.(e)
5		—	Form of Unified Distribution Agreement between the Registrant and FAM Distributors, Inc. (the “Distributor”).(e)
6		—	None.
7		—	Form of Custody Agreement between the Registrant and State Street Bank and Trust Company.(d)
8	(a)	—	Form of Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Registrant and Merrill Lynch Financial Data Services, Inc. (now known as Financial Data Services, Inc.).(a)
	(b)	—	Credit Agreement between the Registrant and a syndicate of banks.(h)
9		—	Opinion of Brown & Wood LLP, counsel for the Registrant.(g)
10		—	Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
11		—	None.
12		—	Certificate of Fund Asset Management, L.P.(a)
13	(a)	—	Form of Class B Distribution Plan of the Registrant.(e)
	(b)	—	Form of Class C Distribution Plan of the Registrant.(e)
	(c)	—	Form of Class D Distribution Plan of the Registrant.(e)
14		—	Merrill Lynch Select PricingSM System Plan pursuant to Rule 18f-3.(f)
15		—	Code of Ethics.(i)

(a)	Filed on October 26, 1995 as an Exhibit to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A (File No. 33-55576) under the Securities Act of 1933, as amended, relating to shares of the Fund (the “Registration Statement”).
(b)	Reference is made to Article II, Section 2.3 and Articles V, VI, VIII, IX, X and XI of the Registrant’s Declaration of Trust, as amended, filed as Exhibits 1(a), 1(b), 1(c), 1(d) and 1(e) with Post-Effective Amendment No. 4 to the Registration Statement; to the Certificates of Establishment and Designation establishing the Fund as a series of the Registrant and establishing Class A and Class B shares of beneficial interest of the Fund, filed as Exhibits 1(f) and 1(g), respectively, with Post-Effective Amendment No. 4 to the Registration Statement; and to Articles I, V and VI of the Registrant’s By-Laws, filed as Exhibit 2 with Post-Effective Amendment No. 4 to the Registration Statement.

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(c)	Filed on November 24, 1993 as an Exhibit to Post-Effective Amendment No. 2 to the Registration Statement.
(d)	Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A under the Securities Act of 1933, filed on October 14, 1994, relating to shares of Merrill Lynch Minnesota Municipal Bond Fund series of the Registrant (File No. 33-44734).
(e)	Incorporated by reference to Exhibits 5 and 13 to the Registration Statement on Form N-1A of Merrill Lynch Mid Cap Growth Fund, Inc. (File No. 333-42020), filed on July 21, 2000.
(f)	Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-1A under the Securities Act of 1933, filed on January 25, 1996, relating to shares of Merrill Lynch New York Municipal Bond Fund series of the Registrant
(File No. 2-99473).
(g)	Filed on January 21, 1993 as an Exhibit to Pre-Effective Amendment No. 1 to the Registration Statement; refiled with this Post-Effective Amendment No. 9 pursuant to Electronic Data Gathering, Analysis and Retrieval (EDGAR) requirements.
(h)	Incorporated by reference to Exhibit 8(b) to the Registration Statement on Form N-1A of Master Premier Growth Trust (File No. 811-09733), filed on December 21, 1999.
(i)	Incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 8 to the Registration
Statement on Form N-1A of Merrill Lynch Middle East/Africa Fund, Inc. (File No. 33-55843), filed on March 29, 2000.

Item 24. Persons Controlled by or Under Common Control with Registrant

The Registrant is not controlled by or under common control with any other person.

Item 25. Indemnification

Section 5.3 of the Registrant’s Declaration of Trust provides as follows:

“The Trust shall indemnify each of its Trustees, officers, employees and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any Person under these provisions shall not exclude any other right to which he or she may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he or she may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.”

Insofar as the conditional advancing of indemnification moneys for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount which it is ultimately determined that he or she is entitled to receive from the Registrant by reason of indemnification; and (iii)(a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay

C-2

or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant’s disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts that the recipient of the advance ultimately will be found entitled to indemnification.

 In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (“1933 Act”), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

Fund Asset Management, L.P. (the “Manager” or “FAM”) acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Master Basic Value Trust, Master Focus Twenty Trust, Master Internet Strategies Trust, Master Large Cap Series Trust, Master Mid Cap Growth Trust, Master Premier Growth Trust, Master Small Cap Value Trust, Master U.S. High Yield Trust, Mercury Global Holdings, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Focus Value Fund, Inc., Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch U.S. Government Mortgage Fund, Merrill Lynch World Income Fund, Inc., The Asset Program, Inc. and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Income Opportunities Fund 2000, Inc., Master Senior Floating Rate Trust, Merrill Lynch Municipal Strategy Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund V, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund V, MuniHoldings Insured Fund, Inc., MuniHoldings Insured Fund II, Inc., MuniHoldings Michigan Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New Jersey Insured Fund IV, Inc., MuniHoldings New York Insured Fund, Inc., MuniHoldings New York Insured Fund IV, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield Pennsylvania Insured Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc. and Senior High Income Portfolio, Inc.

Merrill Lynch Investment Managers, L.P. (“MLIM”), an affiliate of the Manager, acts as the investment adviser for the following open-end registered investment companies: Master Global Financial Services Trust, Merrill Lynch Balanced Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Markets Debt Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation

C-3

Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Index Funds, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Short Term U.S. Government Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utilities and Telecommunications Fund, Inc., Merrill Lynch Variable Series Funds, Inc., S&P500® Protected Equity Fund, Inc., The Asset Program, Inc. and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLIM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. MLIM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of the Manager, MLIM, Princeton Services, Inc. (“Princeton Services”) and Princeton Administrators, LP (“Princeton Administrators”) is also PO Box 9011, Princeton, New Jersey 08543-9011. The address of FAM Distributors, Inc. (“FAMD”) is PO Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner &Smith Incorporated (“Merrill Lynch”) and Merrill Lynch & Co., Inc. (“ML & Co.”) is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281-1201. The address of the Fund’s transfer agent, Financial Data Services, Inc. (“FDS”), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since August 1, 1998 for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Glenn is President and Mr. Burke is Vice President and Treasurer of all or of substantially all of the investment companies described in the first two paragraphs of this Item 26, and Messrs. Doll, Giordano and Monagle are officers of one or more of such companies.

Name	Position(s) with the Manager	Other Substantial Business, Profession, Vocation or Employment
ML & Co.	Limited Partner	Financial Services Holding Company; Limited Partner of MLIM

Princeton Services	General Partner	General Partner of MLIM

Jeffrey M. Peek	President 	President of MLIM; President and Director of Princeton Services; Executive Vice President of ML & Co.; Managing Director and Co-Head of the Investment Banking Division of Merrill Lynch in 1997

Terry K. Glenn	Executive Vice President	Executive Vice President of MLIM; Executive Vice President and Director of Princeton Services; President and Director of FAMD; Director of FDS; President of Princeton Administrators

Gregory A. Bundy	Chief Operating Officer and Managing Director	Chief Operating Officer and Managing Director of MLIM; Chief Operating Officer and Managing Director of Princeton Services; Co-CEO of Merrill Lynch Australia from 1997 to 1999

Donald C. Burke	Senior Vice President and Treasurer

Senior Vice President, Treasurer and Director of Taxation of MLIM; Senior Vice President and Treasurer of Princeton Services; Vice President of FAMD; First Vice President of MLIM from 1997 to 1999; Vice President of MLIM from 1990 to 1997

C-4

Name	Position(s) with the Manager	Other Substantial Business, Profession, Vocation or Employment

Michael G. Clark	Senior Vice President	Senior Vice President of MLIM; Senior Vice President of Princeton Services; Treasurer and Director of FAMD; First Vice President of MLIM from 1997 to 1999; Vice President of MLIM from 1996 to 1997

Robert C. Doll, Jr.	Senior Vice President	Senior Vice President of MLIM; Senior Vice President of Princeton Services; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999

Vincent R. Giordano	Senior Vice President	Senior Vice President of MLIM; Senior Vice President of Princeton Services

Michael J. Hennewinkel	First Vice President, Secretary and General Counsel (Americas Region)	First Vice President and Secretary of MLIM; General Counsel of MLIM (Americas Region); Senior Vice President of Princeton Services

Philip L. Kirstein	General Counsel	General Counsel of MLIM; Senior Vice President, Secretary, General Counsel and Director of Princeton Services

Debra W. Landsman-Yaros	Senior Vice President	Senior Vice President of MLIM; Senior Vice President of Princeton Services; Vice President of FAMD

Stephen M. M. Miller	Senior Vice President	Executive Vice President of Princeton Administrators; Senior Vice President of Princeton Services

Joseph T. Monagle, Jr.	Senior Vice President	Senior Vice President of MLIM; Senior Vice President of Princeton Services

Brian A. Murdock	Senior Vice President	Senior Vice President of MLIM; Senior Vice President of Princeton Services

Gregory D. Upah	Senior Vice President	Senior Vice President of MLIM; Senior Vice President of Princeton Services

Item 27. Principal Underwriters

(a) FAMD acts as the principal underwriter for the Registrant and for each of the open-end registered investment companies referred to in the first two paragraphs of Item 26 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, Master Focus Twenty Trust, Master Global Financial Services Trust, Master Internet Strategies Trust, Master Large Cap Series Trust, Master Mid Cap Growth Trust, Master Premier Growth Trust, Master Small Cap Value Trust, Master U.S. High Yield Trust, The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc. FAMD acts as the principal underwriter for each of the following additional open-end registered investment companies: Mercury Basic Value Fund, Inc., Mercury Focus Twenty Fund, Inc., Mercury Global Balanced Fund of Mercury Funds, Inc., Mercury Gold and Mining Fund of Mercury Funds, Inc., Mercury International Fund of Mercury Funds, Inc., Mercury Internet Strategies Fund, Inc., Mercury Large Cap Series Fund, Inc., Mercury Mid Cap Growth Fund, Inc., Mercury Pan-European Growth Fund of Mercury Funds, Inc., Mercury Premier Growth Fund, Inc., Mercury Small Cap Value Fund, Inc., Mercury U.S. High Yield Fund, Inc., Summit Cash Reserves Fund of Financial Institutions Series Trust, Mercury V.I. U.S. Large Cap Fund of Mercury Asset Management V.I. Funds, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Focus Twenty Fund, Inc., Merrill Lynch Global Financial Services Fund, Inc., Merrill Lynch Internet Strategies Fund, Inc., Merrill Lynch Large Cap Series Fund, Inc., Merrill Lynch Mid Cap Growth Fund, Inc., Merrill Lynch Premier Growth Fund, Inc., Merrill Lynch Small Cap Value Fund, Inc. and Merrill Lynch U.S. High Yield Fund, Inc. FAMD also acts as the principal underwriter for the following closed-end registered investment companies: Mercury Senior Floating Rate Fund, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc.

C-5

(b) Set forth below is information concerning each director and officer of FAMD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Breen, Crook, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

Name	Position(s) and Office(s) with FAMD	Position(s) and Office(s) with Registrant
Terry K. Glenn	President and Director	President and Trustee
Michael G. Clark	Treasurer and Director	None
Thomas J. Verage	Director	None
Robert W. Crook	Senior Vice President	None
Michael J. Brady	Vice President	None
William M. Breen	Vice President	None
Donald C. Burke	Vice President	Vice President and Treasurer
James T. Fatseas	Vice President	None
Debra W. Landsman-Yaros	Vice President	None
Michelle T. Lau	Vice President	None
William Wasal	Vice President	None
Robert Harris	Secretary	None
(c) Not applicable.

Item 28. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its transfer agent, Financial Data Services, Inc. (4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484).

Item 29. Management Services

Other than as set forth under the caption “Management of the Fund — Fund Asset Management” in the Prospectus constituting Part A of the Registration Statement and under “Management of the Trust — Management and Advisory Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings.

Not applicable.

C-6

SIGNATURES

 Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this RegistrationStatement to be signed on its behalf by the undersigned, duly authorized, in the Township of Plainsboro, and the State of New Jersey, on the 2nd day of November, 2000.

MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST (Registrant)

By:	/s/ DONALD C. BURKE _ (Donald C. Burke, Vice President and Treasurer)

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature		Title	Date
TERRY K. GLENN* (Terry K. Glenn)		President and Trustee (Principal Executive Officer)

DONALD C. BURKE* (Donald C. Burke)		Vice President and Treasurer (Principal Financial and Accounting Officer)
JAMES H. BODURTHA* (James H. Bodurtha)		Trustee

HERBERT I. LONDON* (Herbert I. London)		Trustee
JOSEPH L. MAY* (Joseph L. May)		Trustee
ANDRE F. PEROLD* (Andre F. Perold)		Trustee

ARTHUR ZEIKEL* (Arthur Zeikel)		Trustee
*By:	/s/ DONALD C. BURKE (Donald C. Burke, Attorney-in-Fact)		November 2, 2000

C-7

EXHIBIT INDEX

Exhibit Numbers		Description
9	—	Opinion of Brown & Wood, counsel for the Registrant.
10	—	Consent of Deloitte & Touche LLP, independent auditors for the Registrant.